                                                                Exhibit 10.5





                            CONFORMED EXECUTION COPY





                               CREDIT FACILITIES
                                      AND
                            REIMBURSEMENT AGREEMENT



                                  by and among



                             HANOVER DIRECT, INC.,

                                  as Borrower,



                   the Lenders from time to time party hereto



                                      and



              NATIONSBANK OF NORTH CAROLINA, NATIONAL ASSOCIATION,

                                    as Agent





                                October 12, 1994

                               TABLE OF CONTENTS

                                                                                                       Page
                                                                                                       ----
                                                ARTICLE I

                                          DEFINITIONS AND TERMS

1.01          Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
1.02          Accounting Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
1.03          Terms Consistent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25

                                                ARTICLE II

                                                THE LOANS

2.01          Revolving Credit Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
2.02          Swing Line Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
2.03          Competitive Bid Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
2.04          Payment of Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
2.05          Payment of Principal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
2.06          Non-Conforming Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
2.07          Borrower's Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
2.08          Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
2.09          Pro Rata Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
2.10          Reductions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
2.11          Increase and Decrease in Amounts  . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
2.12          Conversions and Elections of Subsequent Interest Periods  . . . . . . . . . . . . . . .   36
2.13          Facility Fee and Upfront Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
2.14          Deficiency Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
2.15          Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
2.16          Additional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38

                                               ARTICLE III

                                            LETTERS OF CREDIT

3.01          Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
3.02          Reimbursement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
3.03          Letter of Credit Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
3.04          Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42

                                                 ARTICLE IV

                                     THE DIRECT PAY LETTERS OF CREDIT;
                                  PLEDGE OF FLEXIBLE TERM NOTES AND BONDS

4.01          The Direct Pay Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
4.02          Issuing the Direct Pay Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . .   42
4.03          Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
4.04          Reimbursement; Amounts Paid in Advance of Date When Due . . . . . . . . . . . . . . . .   43

                                                                                                      Page
                                                                                                      ----
4.05          Tender Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
4.06          Interest on Tender Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
4.07          Prepayments; Reinstatement of Letter of Credit Amounts; Delivery of Bonds upon
              Purchase or Conversion  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
4.08          Payments and Computations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
4.09          Evidence of Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
4.10          Obligations Absolute  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
4.11          Registration and Delivery of Flexible Term Notes Upon Purchase or Conversion  . . . . .   47
4.12          Extension of the Stated Termination Date  . . . . . . . . . . . . . . . . . . . . . . .   47
4.13          Pledge of Flexible Term Notes and the Bonds . . . . . . . . . . . . . . . . . . . . . .   48
4.14          Reduction in Available Amount of Hanover Direct LC  . . . . . . . . . . . . . . . . . .   50

                                                 ARTICLE V

                                      YIELD PROTECTION AND ILLEGALITY

5.01          Additional Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
5.02          Suspension of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
5.03          Illegality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
5.04          Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
5.05          Alternate Interest Rate.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
5.06          Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54

                                                 ARTICLE VI

                                     CONDITIONS TO MAKING LOANS AND ISSUING
                                             LETTERS OF CREDIT

6.01          Conditions of Initial Advance and Issuance of Letters of Credit . . . . . . . . . . . .   55
6.02          Conditions of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57

                                                ARTICLE VII

                                       REPRESENTATIONS AND WARRANTIES

7.01          Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59

                                               ARTICLE VIII

                                           AFFIRMATIVE COVENANTS

8.01          Financial Reports, Etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
8.02          Maintain Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
8.03          Existence, Qualification, Etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
8.04          Regulations and Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
8.05          Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
8.06          True Books  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69

                                                                                                      Page
                                                                                                      ----
8.07          Right of Inspection . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
8.08          Observe all Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
8.09          Covenants Extending to Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . .   70
8.10          Officer's Knowledge of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
8.11          Suits or Other Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
8.12          Notice of Discharge of Hazardous Material or Environmental Complaint  . . . . . . . . .   70
8.13          Environmental Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
8.14          Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
8.15          Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
8.16          Benefit Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
8.17          Continued Operations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
8.18          Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
8.19          New Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72

                                                ARTICLE IX

                                            NEGATIVE COVENANTS

9.01          Consolidated Fixed Charge Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . .   73
9.02          Consolidated Funded Indebtedness to EBITDA  . . . . . . . . . . . . . . . . . . . . . .   74
9.03          Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74
9.04          Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
9.05          Investments; Acquisitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77
9.06          Merger or Consolidation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
9.07          Transactions with Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80
9.08          Benefit Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80
9.09          Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   81
9.10          Dissolution, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   81
9.11          Rate Hedging Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   81
9.12          Dividends, Redemptions and Other Payments . . . . . . . . . . . . . . . . . . . . . . .   81
9.13          Subordinated Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82

                                                   ARTICLE X

                                     EVENTS OF DEFAULT AND ACCELERATION

10.01         Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82
10.02         Agent to Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   87
10.03         Cumulative Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   87
10.04         No Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   87
10.05         Allocation of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   87

                                                   ARTICLE XI

                                                   THE AGENT


11.01         Appointment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   88
11.02         Attorneys-in-fact . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89
11.03         Limitation on Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89
11.04         Reliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89

                                                                                                      Page
                                                                                                      ----
11.05         Notice of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   90
11.06         No Representations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   90
11.07         Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   91
11.08         Lender  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   91
11.09         Resignation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   91
11.10         Sharing of Payments, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   92

                                                ARTICLE XII

                                               MISCELLANEOUS

12.01         Assignments and Participations  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   92
12.02         Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   95
12.03         Setoff  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   96
12.04         Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   97
12.05         Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   97
12.06         Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   97
12.07         Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   98
12.08         Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   98
12.09         Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   99
12.10         Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   99
12.11         Headings and References . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100
12.12         Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100
12.13         Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100
12.14         Agreement Controls  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100
12.15         Usury Savings Clause  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100
12.16         Waiver of Jury Trial  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  101

EXHIBIT A        Revolving Credit Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1
EXHIBIT B        Form of Assignment and Acceptance  . . . . . . . . . . . . . . . . . . . . . . . . .  B-1
EXHIBIT C        Notice of Appointment (or Revocation) of Authorized Representative . . . . . . . . .  C-1
EXHIBIT D        Form of Borrowing Notice--Revolving Credit Loans . . . . . . . . . . . . . . . . . .  D-1
EXHIBIT E        Form of Competitive Bid Note . . . . . . . . . . . . . . . . . . . . . . . . . . . .  E-1
EXHIBIT F        Form of Revolving Credit Note  . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-1
EXHIBIT G        Form of Swing Line Note  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  G-1
EXHIBIT H        Interest Rate Selection Notice . . . . . . . . . . . . . . . . . . . . . . . . . . .  H-1
EXHIBIT I        Form of Competitive Bid Quote Request  . . . . . . . . . . . . . . . . . . . . . . .  I-1
EXHIBIT J        Form of Competitive Bid Quote  . . . . . . . . . . . . . . . . . . . . . . . . . . .  J-1
EXHIBIT K        Form of Opinion of Counsel to the Borrower and the Guarantors  . . . . . . . . . . .  K-1
EXHIBIT L        Form of Compliance Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . .  L-1
EXHIBIT M        Form of Guaranty Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  M-1
EXHIBIT N        Form of Subordination Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . .  N-1
EXHIBIT O        Upfront Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  O-1
EXHIBIT P        Form of Hanover Direct Letter of Credit  . . . . . . . . . . . . . . . . . . . . . .  P-1
EXHIBIT Q        Form of Hanover House Letter of Credit . . . . . . . . . . . . . . . . . . . . . . .  Q-1

Schedule 7.01(c)             Guarantors excluded from Solvency representation and warranty
Schedule 7.01(d)             Subsidiaries
Schedule 7.01(e)             Investments in Other Persons
Schedule 7.01(f)             Contingent Liabilities
Schedule 7.01(g)             Liens
Schedule 7.01(h)             Tax Matters
Schedule 7.01(j)             Litigation
Schedule 7.01(m)             Patents, Etc.
Schedule 7.01(o)             Consents
Schedule 7.01(r)             Hazardous Materials
Schedule 8.05                Insurance
Schedule 9.03(i)             Existing Indebtedness
Schedule 9.03(xi)            Capital Leases

                 CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT


         THIS CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT, dated as of October 12, 1994 (the "Agreement"), is made by and among:

         HANOVER DIRECT, INC., a Delaware corporation having its principal place of business in Weehawken, New Jersey (the "Borrower");

         Each Lender executing and delivering a signature page hereto and each other lender which may hereafter execute and deliver an instrument of assignment and assumption with respect to this Agreement pursuant to Section
12.01 hereof (hereinafter such lenders may be referred to individually as a "Lender" or collectively as the "Lenders"); and

         NATIONSBANK OF NORTH CAROLINA, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America ("NationsBank") in its capacity as agent for the Lenders (in such capacity, and any successor appointed in accordance with the terms of Section
11.09 hereof, the "Agent");

                              W I T N E S S E T H:

         WHEREAS, the Borrower has requested that the Lenders make available to the Borrower a credit facility in the maximum aggregate principal amount at any time outstanding of $60,000,000, which shall include (i) a letter of credit facility of up to $35,000,000, (ii) a swing line facility of up to $5,000,000 and (iii) a competitive bid facility, the proceeds thereof to be used to finance general corporate purposes of the Borrower and its Subsidiaries; and

         WHEREAS, the Lenders are willing to make all such facilities available to the Borrower upon the terms and conditions set forth herein;

         NOW, THEREFORE, the Borrower, the Lenders and the Agent hereby agree as follows:


                                   ARTICLE I

                             DEFINITIONS AND TERMS

         1.01 DEFINITIONS. For the purposes of this Agreement, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below:

                 "Absolute Rate" has the meaning assigned to such term in
Section 2.03(d)(iii) hereof;

                 "Absolute Rate Auction" means any solicitation of Competitive Bid Quotes setting forth Absolute Rates pursuant to Section 2.03(c) hereof;

                 "Account Purchase Agreement" shall have the meaning assigned thereto in Section 9.03(v) hereof;

                 "Acquisition" means the acquisition of (i) a controlling equity interest in another Person (other than the purchase of an option, warrant or convertible or other similar security to acquire such a controlling interest), whether by purchase of such equity interest or upon exercise of an option or warrant for, or conversion of securities into, such equity interest, (ii) assets of another Person for which the Cost of Acquisition equals or exceeds one percent (1%) of Consolidated Total Assets determined as of the last day of the fiscal quarter of the Borrower immediately preceding the date of the agreement related to such Acquisition, or (iii) a line of business or division of another Person;

                 "Advance" means any borrowing under (i) the Revolving Credit Facility consisting of a Base Rate Loan or a LIBOR Loan, as the case may be, (ii) the Swing Line consisting of a Swing Line Loan or (iii) the Competitive Bid Facility consisting of a Competitive Bid Loan;

                 "Affiliate" means a Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Borrower; (ii) which beneficially owns or holds 10% or more of any class of the outstanding voting stock of the Borrower; or (iii) 10% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest) of which is beneficially owned or held by the Borrower. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting stock, by contract or otherwise;


                 "Applicable Commitment Percentage" means, at any time for each Lender with respect to the Revolving Credit Facility (including its Participations and its obligations hereunder to NationsBank to acquire Participations), a fraction (expressed as a percentage), (A) the numerator of which shall be the amount of such Lender's Revolving Credit Commitment at such date of determination (which Revolving Credit Commitment for each Lender as of the Closing Date is set forth on Exhibit A attached hereto and incorporated herein by reference), and
         (B) the denominator of which shall be the Total Revolving Credit Commitment at such date of determination; provided that the Applicable Commitment Percentage of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with Section 12.01 hereof;

                 "Applicable Margin" means for purposes of calculating (i) the applicable interest rate for the Interest Period for any LIBOR Loan or the applicable rate of NationsBank's fee for the issuance of Standby Letters of Credit and Direct Pay Letters of Credit and (ii) the applicable rate of the Facility Fee for any date for purposes of
         Section 2.13 hereof, that percent per annum set forth below, which shall be (A) determined as of each Determination Date based upon the computations set forth in the compliance certificates delivered to the Agent pursuant to Sections 6.01(m), 8.01(a)(ii) and 8.01(b)(ii) hereof, subject to review and approval of such computations by the Agent, and delivered to the Agent not later than the time set forth in Sections 6.01, 8.01(a) and 8.01(b) hereof (the "Compliance Date") and
         (B) applicable to all LIBOR Loans made, renewed or converted, Standby Letters of Credit and Direct Pay Letters of Credit outstanding and any Facility Fee due and payable, on or after the most recent Compliance Date to occur based upon the ratio of Consolidated Funded Indebtedness as at the Determination Date to Consolidated EBITDA for the Four-Quarter Period then ended, as specified below:

                                                                Applicable
                                                                  Margin
               Ratio of                                      for LIBOR Loans,
         Consolidated Funded                                 Standby Letters
           Indebtedness to                                    of Credit and                Applicable
             Consolidated                                       Direct Pay                 Margin for
                EBITDA                                      Letters of Credit             Facility Fee
         -------------------                               ------------------             ------------
         Greater than 2.00
         to 1.00                                               .45%                            .30%

         Greater than 1.00
         to 1.00 but
         less than or equal
         to 2.00 to 1.00                                       .375%                           .25%

         Less than 1.00 to 1.00                                .30%                            .20%

                 "Applications and Agreements for Letters of Credit" means, collectively, the Applications and Agreements for Letters of Credit executed by the Borrower from time to time and delivered to NationsBank to support the issuance of Letters of Credit;

                 "Assignment and Acceptance" shall mean an Assignment and Acceptance in the form of Exhibit B attached hereto and incorporated herein by reference (with blanks appropriately filled in) delivered to the Agent in connection with an assignment of a Lender's interest under this Agreement pursuant to
         Section 12.01;

                 "Authorized Representative" means any of the Chairman, Vice Chairman, President, Executive Vice Presidents, Senior Vice Presidents or Vice Presidents of the Borrower and, with respect to financial matters, the Treasurer or Chief Financial Officer of the Borrower or any other person expressly designated by the Board of Directors of the Borrower (or the appropriate committee thereof) as an Authorized Representative of the Borrower, as set forth from time to time in a certificate in the form attached hereto as Exhibit C and incorporated herein by reference;

                 "Base Rate" means, for any Base Rate Loan, the greater of (i) the Prime Rate or (ii) the Federal Funds Effective Rate plus one-half of one percent (.5%), each change in such Base Rate to be effective as of the effective date of any change in the Prime Rate or the Federal Funds Effective Rate giving rise thereto;

                 "Base Rate Loan" means any Loan for which the rate of interest is determined by reference to the Base Rate;

                 "Board" means the Board of Governors of the Federal Reserve System (or any successor body);

                 "Bond Trustee" means Shawmut Bank Connecticut, National Association, as successor to National Westminster Bank USA, and any other successor Trustee permitted under the Indenture;

                 "Bonds" means the $8,000,000 aggregate principal amount of Littlestown Industrial Development Authority Variable Rate Demand Industrial Development Revenue Refunding Bonds 1987 Series (Hanover House Industries, Inc. Project);

                 "Borrower's Account" means demand deposit account number 02309028 with the Agent, or any successor account with the Agent, which may be maintained at one or more offices of the Agent or an agent of the Agent;

                 "Borrowing Notice" means the notice delivered by an Authorized Representative in connection with an Advance under the Revolving Credit Facility, in the form attached hereto as Exhibit D and incorporated herein by reference;

                 "Business Day" means any day which is not a Saturday, Sunday or a day on which banks in the State of New York or State of North Carolina are authorized or obligated by law, executive order or governmental decree to be closed; provided, however, that with respect to the Hanover House LC, the definition of "business day" shall be the definition set forth therein;

                 "Capital Expenditures" means, with respect to the Borrower and its Subsidiaries, for any period the sum of (without duplication) (i) all expenditures (whether paid in cash or accrued as liabilities) by the Borrower or any Subsidiary during such period for items that would be classified as "property, plant or equipment" or comparable items on the consolidated balance sheet of the Borrower and its Subsidiaries, including without limitation all transactional costs incurred in connection with such expenditures, excluding, however, the amount of any Capital Expenditures paid for with proceeds of casualty insurance as evidenced in writing and submitted to the Agent together with any compliance certificate delivered pursuant to Section 8.01(a) or (b) hereof, and (ii) with respect to any Capital Lease entered into by the Borrower or its Subsidiaries during such period, the present value of the lease payments due under such Capital Lease over the term of such Capital Lease applying a discount rate equal to the interest rate provided in such lease (or in the absence of a stated interest rate, that rate used in the preparation of the financial statements described in Section 8.01(a) hereof);

                 "Capital Leases" means all leases which have been or should be capitalized in accordance with Generally Accepted Accounting Principles, including Statement No. 13 of the Financial Accounting Standards Board and any successor thereof, applied on a Consistent Basis;

                 "Closing Date" means the date as of which this Agreement is executed by the Borrower, the Lenders and the Agent and on which the conditions set forth in Section 6.01 hereof have been satisfied;

                 "Code" means the Internal Revenue Code of 1986, as amended, any successor provision or provisions and any regulations promulgated thereunder;

                 "Commercial Letter of Credit" means an irrevocable documentary letter of credit issued hereunder for the account of the Borrower; provided that the expiry date of a Commercial Letter of Credit shall not be later than six (6) months subsequent to the date of issuance thereof;

                 "Common Stock" means the common stock, par value $.662/3 per share, of the Borrower;

                 "Competitive Bid Borrowing" has the meaning assigned to such term in Section 2.03 hereof;

                 "Competitive Bid Facility" means the facility described in
         Section 2.03 hereof providing for Competitive Bid Loans to the Borrower;

                 "Competitive Bid Loan Commitment" means the aggregate amount which a Lender has offered to loan to the Borrower pursuant to a Competitive Bid Quote not to exceed in the aggregate the amount of the Competitive Bid Borrowing for such Interest Period and which together with all other Outstandings shall not exceed in the aggregate the amount of the Total Revolving Credit Commitment;

                 "Competitive Bid Loans" means the Loans bearing interest at an Absolute Rate provided for in Section 2.03 hereof;

                 "Competitive Bid Notes" means, collectively, the promissory notes of the Borrower with respect to Competitive Bid Loans provided for by Section 2.03 hereof executed and delivered in the form attached hereto as Exhibit E and incorporated herein by reference, with appropriate insertions as to amounts, dates and names of Lenders, and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be amended, modified or supplemented and in effect from time to time;

                 "Competitive Bid Outstandings" means, as of any date of determination, the aggregate principal Indebtedness of Borrower on all Competitive Bid Loans then outstanding;

                 "Competitive Bid Quote" means an offer in accordance with
         Section 2.03 hereof by a Lender to make a Competitive Bid Loan with an Absolute Rate, in the form of Exhibit J attached hereto and incorporated herein by reference;

                 "Competitive Bid Quote Request" means a request in accordance with Section 2.03 hereof by the Borrower for Competitive Bid Borrowings, in the form of Exhibit I attached hereto and incorporated herein by reference;

                 "Compliance Date" has the meaning assigned to such term in the definition of "Applicable Margin" in Section 1.01 hereof;

                 "Consistent Basis" in reference to the application of Generally Accepted Accounting Principles means the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preparation of the audited financial statements of the Borrower referred to in Section 7.01(f)(i) hereof;

                 "Consolidated EBITDA" means, with respect to the Borrower and its Subsidiaries for any period of computation thereof, the sum of, without duplication, (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) taxes paid on income, (iv) amortization, and
         (v) depreciation, all determined on a consolidated basis in accordance with

         Generally Accepted Accounting Principles applied on a Consistent
         Basis;

                 "Consolidated Fixed Charge Ratio" means, with respect to the Borrower and its Subsidiaries for the Four-Quarter Period ending on the date of computation thereof, the ratio of (i) the difference of
         (A) Consolidated EBITDA for such period plus, to the extent deducted in arriving at Consolidated EBITDA for such period, lease, rental and all other payments made in respect of or in connection with operating leases, minus (B) Capital Expenditures for such period, excluding, for any Four-Quarter Period of computation thereof ending on or prior to April 1, 1995, Capital Expenditures paid during such Four-Quarter Period with respect to the construction of the Borrower's Roanoke, Virginia fulfillment facility or with respect to refurbishment of the Gump's retail facility, to (ii) Consolidated Fixed Charges for such period;

                 "Consolidated Fixed Charges" means, with respect to Borrower and its Subsidiaries for any period of computation thereof, the sum of, without duplication, (i) Consolidated Interest Expense, (ii) to the extent deducted in arriving at Consolidated EBITDA, lease, rental and all other payments made in respect of or in connection with operating leases, (iii) current maturities of Consolidated Funded Indebtedness, (iv) all dividends and other distributions (other than distributions in the form of any stock (including without limitation capital stock of the Borrower), security, note or other instrument) paid during such period (regardless of when declared) on any shares of capital stock of the Borrower then outstanding, including without limitation its Common Stock and its Preferred Stock, and (v) all payments made during such period in respect of or in connection with repurchases or redemptions of any shares of capital stock of the Borrower then outstanding, including without limitation its Common Stock and Preferred Stock, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                 "Consolidated Funded Indebtedness" means, with respect to the Borrower and its Subsidiaries, at any time as of which the amount thereof is to be determined, the sum of (i) Indebtedness for Money Borrowed of the Borrower and its Subsidiaries and (ii) the face amount of all outstanding letters of credit (other than documentary letters of credit) issued for the account of the Borrower or any of its Subsidiaries and all obligations (to the extent not duplicative) arising under such letters of credit, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                 "Consolidated Interest Expense" means, with respect to any period of computation thereof, the gross interest expense of the Borrower and its Subsidiaries, including without limitation (i) the amortization of debt discounts, (ii) the amortization of all fees (including, without limitation, fees payable in respect of a Swap Agreement) payable in connection with the incurrence of Indebtedness to the extent included in interest expense and (iii) the portion of any payments made in connection with Capital Leases allocable to interest expense, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                 "Consolidated Net Income" means, for any period of computation thereof, the gross revenues from operations of the Borrower and its Subsidiaries (including interest income from investments), less all operating and non-operating expenses of the Borrower and its Subsidiaries including taxes on income, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis, but excluding as income (i) net gains on the sale, conversion or other disposition of capital assets, net gains on the acquisition, retirement, sale or other disposition of capital stock and other securities of the Borrower or its Subsidiaries, and net gains on the collection of proceeds of life insurance policies, (ii) any write-up of any asset, and (iii) any other net gain or credit of an extraordinary nature, all determined in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                 "Consolidated Total Assets" means, as at any time of calculation thereof, the net book value of all assets of the Borrower and its Subsidiaries as determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                 "Contingent Obligation" of any Person means all contingent liabilities (other than obligations of the Borrower and its Subsidiaries with respect to the fulfillment of purchase orders issued in the ordinary course of business) required (or which, upon the creation or incurring thereof, would be required) to be included in the consolidated financial statements (including footnotes) of such Person in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis, including Statement No. 5 of the Financial Accounting Standards Board, and any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including obligations of such Person however incurred:

                      (i) to purchase such Indebtedness or other obligation or any property or assets constituting security therefor;

                     (ii) to advance or supply funds in any manner (A) for the purchase or payment of such Indebtedness or other obligation, or (B) to maintain a minimum working capital, net worth or other balance sheet condition or any income statement condition of the primary obligor;

                    (iii) to grant or convey any Lien, security interest, pledge, charge or other encumbrance on any property or assets of such Person to secure payment of such Indebtedness or other obligation;

                     (iv) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner or holder of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or other obligation; or

                      (v) otherwise to assure the owner of the Indebtedness or such obligation of the primary obligor against loss in respect thereof.

         With respect to Contingent Obligations (such as litigation, guarantees and pension plan liabilities), such liabilities shall be computed at the amount which, in light of all the facts and circumstances existing at the time, represent the present value of the amount which can reasonably be expected to become an actual or matured liability;

                 "Cost of Acquisition" means, with respect to any Acquisition, as at the date of entering into any agreement therefor, the sum of the following: (i) the value of the capital stock, warrants or options to acquire capital stock of Borrower or any Subsidiary to be transferred in connection therewith, (ii) any cash or other property (excluding property described in clause (i)) and the unpaid principal amount of any debt instrument given as consideration, and (iii) any Indebtedness or liabilities assumed by the Borrower or its Subsidiaries in connection with such Acquisition; provided that "Cost of Acquisition" shall not include out of pocket transaction costs for the services and expenses of attorneys, accountants and other consultants incurred in effecting such a transaction, and other similar transaction costs so incurred, in an aggregate amount not to exceed ten percent (10%) of the Costs of Acquisition for such transaction (all such costs in excess of such amount being included as a "Cost of Acquisition" for such transaction). For purposes of determining the Cost of Acquisition for any transaction, (A) the capital stock of the Borrower shall be valued at its market value as reported on the American Stock Exchange,

         (B) the capital stock of any Subsidiary shall be valued as determined by the Board of Directors of such Subsidiary and determined to be a reasonable valuation by the independent public accountants referred to in Section 8.01(a) hereof, and (C) with respect to any Acquisition accomplished pursuant to the exercise of options or warrants or the conversion of securities, the Cost of Acquisition shall include both the cost of acquiring such option, warrant or convertible security as well as the cost of exercise or conversion;

                 "Default" means any event or condition which, with the giving or receipt of notice or lapse of time or both, would constitute an Event of Default hereunder;

                 "Default Rate" means the Base Rate plus two percent (2%) or the maximum rate permitted by law, whichever is lower;

                 "Determination Date" means the last day of each fiscal quarter of the Borrower;

                 "Direct Pay Letters of Credit" means the Hanover Direct LC and the Hanover House LC;

                 "Dollars" and the symbol "$" means dollars constituting legal tender for the payment of public and private debts in the United States;

                 "Eligible Securities" means the following obligations and any other obligations previously approved in writing by the Agent:

                      (i)         Government Securities;

                     (ii) the following debt securities of the following agencies or instrumentalities of the United States if at all times the full faith and credit of the United States is pledged to the full and timely payment of all interest and principal thereof:

                                  (A)      all direct or fully guaranteed
                          obligations of the United States Treasury; and

                                  (B)      mortgage-backed securities and
                          participation certificates guaranteed by the
                          Government National Mortgage Association;

                    (iii) the following obligations of the following agencies or instrumentalities of or corporations established by the United States:

                                  (A)      participation certificates and debt
                          obligations of the Federal Home Loan Mortgage Corporation;

                                  (B)      consolidated debt obligations, and
                          obligations secured by a letter of credit, of the Federal Home Loan Banks; and

                                  (C) debt obligations and mortgage-backed securities of the Federal National Mortgage Association which have not had the interest portion thereof severed therefrom;

                     (iv) obligations of any corporation organized under the laws of any state of the United States or under the laws of any other nation, payable in the United States, expressed to mature not later than 90 days following the date of issuance thereof and rated in an investment grade rating category by S&P and Moody's;

                      (v) interest bearing demand or time deposits issued by any Lender or certificates of deposit maturing within one year from the date of acquisition issued by a bank or trust company organized under the laws of the United States or of any state thereof having capital surplus and undivided profits aggregating at least $250,000,000 and being rated "A-2" or better by S&P or "A" or better by Moody's;

                     (vi)         Repurchase Agreements;

                    (vii)         Pre-Refunded Municipal Obligations;

                   (viii) shares of mutual funds which invest in obligations described in paragraphs (i) through (vii) above, the shares of which mutual funds are at all times rated "AAA" by S&P; and

                     (ix) asset-backed remarketed certificates of participation representing a fractional undivided interest in the assets of a trust, which certificates are rated at least "A-1" by S&P and "P-1" by Moody's;

                 "Environmental Laws" means any statute, law, ordinance, code, rule, regulation, order or decree, of the United States or any foreign nation or any province, territory, state, protectorate or other political subdivision thereof, regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous or toxic waste, substance or material, as now or at any time hereafter in effect, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, and any other "Superfund" or "Superlien" law;

                 "ERISA" means, at any date, the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder, all as the same shall be in effect at such date;

                 "ERISA Affiliate" means any entity which would be aggregated at any relevant time with the Borrower pursuant to Section 4001(b)(1) of ERISA;

                 "Event of Default" means any of the occurrences set forth as such in Section 10.01 hereof;

                 "Facility Fee" has the meaning assigned to such term in
         Section 2.13(a) hereof;

                 "Federal Funds Effective Rate" for any day, as used herein, means the rate per annum (rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight Federal funds transactions arranged by Federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced;

                 "Fiscal Year" means the 52-week or 53-week period of the Borrower ending on the Saturday closest to December 31;

                 "Flexible Term Notes" means collectively the Initial Flexible Term Notes and the Second Issue Flexible Term Notes;

                 "Four-Quarter Period" means a period of four full consecutive fiscal quarters of the Borrower taken together as one accounting period;

                 "Generally Accepted Accounting Principles" means those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the American Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report, as such principles are from time to time supplemented and amended, subject to compliance at all times with Section 1.02 hereof;

                 "Government Securities" means direct obligations of, or obligations the timely payment of principal and interest on which are fully and unconditionally guaranteed by, the United States of America;

                 "Governmental Authority" shall mean any Federal, state, municipal, national or other governmental department, commission, board, bureau, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative or judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether a state of the United States, the United States or foreign nation, state, province or other governmental instrumentality;

                 "Guarantor" means any Material Subsidiary now or hereafter party to a Guaranty;

                 "Guaranty" means collectively each Guaranty Agreement executed by a Material Subsidiary of the Borrower (whether of even date herewith or delivered after the Closing Date pursuant to Section 8.19 hereof and whether executed individually or jointly and severally with other Subsidiaries) in favor of the Agent guaranteeing in whole or in part the payment of the Obligations, substantially in the form of Exhibit M attached hereto and incorporated herein by reference;

                 "Hanover Direct LC" means collectively the Initial Hanover Direct LC and the Second Hanover Direct LC;

                 "Hanover House LC" means the irrevocable letter of credit, substantially in the form of Exhibit Q, to be issued by NationsBank to the Bond Trustee pursuant to this Agreement in order to provide security for the payment when due of the principal of and interest on the Bonds in the amount of $8,560,000 (the "Stated Amount") of which
         (a) an amount not exceeding $8,000,000 (the "Principal Portion") may be stated to be drawn upon with respect to payment of the unpaid principal amount of the Bonds, and (b) an amount not exceeding $560,000 (the "Interest Portion") may be stated to be drawn upon with respect to payment of up to 210 days of accrued interest or that portion of the purchase price corresponding to interest on the Bonds, at an assumed interest rate of 12% per annum;

                 "Hazardous Material" means a material that is defined or regulated under an Environmental Law as a hazardous or toxic waste, substance or material, the generation, handling, storage, disposal, treatment or emission of which is subject to any Environmental Law;

                 "Indebtedness" of a Person shall mean, without duplication,
         (i) all Indebtedness for Money Borrowed, (ii) obligations of such Person arising under acceptance facilities, (iii) the undrawn face amount of, and unpaid reimbursement obligations in respect of, all letters of credit issued for the account of such Person, (iv) all obligations of such Person upon which interest charges are customarily paid, (v) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (vi) all executory obligations of such Person in respect of Rate Hedging Obligations and (vii) all Contingent Obligations in respect of Indebtedness of other Persons;

                 "Indebtedness for Money Borrowed" means for any Person all indebtedness in respect of money borrowed, including without limitation all Capital Leases and the deferred purchase price of any property or asset, evidenced by a promissory note, bond, debenture or similar written obligation for the payment of money (including, but not limited to, conditional sales or similar title retention agreements);

                 "Indenture" means that Indenture of Trust dated as of September 1, 1987 between Littlestown Industrial Development Authority and the Bond Trustee;

                 "Initial Flexible Term Notes" means the $10,000,000 initial aggregate principal amount of Flexible Term Notes (Hanover Direct, Inc.) of the Borrower that will mature in 2009 to be issued under a Note Agreement between the Borrower and the Note Trustee;

                 "Initial Hanover Direct LC" means the irrevocable letter of credit, substantially in the form of Exhibit P, to be issued to the Note Trustee, as beneficiary, by NationsBank pursuant hereto (and any successor letter of credit provided for herein) in order to provide security for the payment when due of the principal of and interest on the Initial Flexible Term Notes in the amount of $10,145,833 (as reduced and reinstated from time to time as described herein) of which
         (a) $10,000,000 shall support the payment of principal or portion of the purchase price corresponding to the principal of the Initial Flexible Term Notes and (b) $145,833 shall support the payment of up to 35 days' interest on the Initial Flexible Term Notes, at an assumed interest rate of 15% per annum;

                 "Interest Drawing" has the meaning assigned to that term in the Direct Pay Letters of Credit;

                 "Interest Payment Date" means each date on which interest is payable on (i) the Flexible Term Notes pursuant to the Flexible Term Notes and the Note Agreement or (ii) the Bonds pursuant to the Bonds and the Indenture;

                 "Interest Period" (i) for each LIBOR Loan means a period commencing on the date such LIBOR Loan is made or converted and each subsequent period commencing on the last day of the immediately preceding Interest Period for such LIBOR Loan, and ending, at the Borrower's option, on the date one, two, three or six months thereafter as notified to the Agent by the Authorized Representative three (3) LIBOR Business Days prior to the beginning of such Interest Period; provided, that,

                          (A) if the Authorized Representative fails to notify the Agent of the length of an Interest Period three (3) LIBOR Business Days prior to the first day of such Interest Period, the Loan for which such Interest Period was to be determined shall be deemed to be a Base Rate Loan;

                          (B) if an Interest Period for a LIBOR Loan would end on a day which is not a LIBOR Business Day such Interest Period shall be extended to the next LIBOR Business Day (unless such extension would cause the applicable Interest Period to end in the succeeding calendar month, in which case such Interest Period shall end on the next preceding LIBOR Business Day);

                          (C) any Interest Period which begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last LIBOR Business Day of a calendar month;

                          (D) no Interest Period shall extend past the Revolving Credit Termination Date;

                          (E) on any day, with respect to all Revolving Credit Loans, there shall be not more than ten (10) Interest Periods in effect; and

                (ii) for each Competitive Bid Loan means the period commencing on the date of such borrowing and ending on such date as may be mutually agreed upon by the Borrower and the Lender making such Competitive Bid Loan; provided that no Interest Period for a Competitive Bid Loan shall be for a period of less than 7 or greater than 180 days;

                 "Interest Rate Selection Notice" means the notice delivered by an Authorized Representative in connection with the election of a subsequent interest period for any LIBOR Loan or the conversion of any LIBOR Loan into a Base Rate Loan or the conversion of any Base Rate Loan into a LIBOR Loan, in the form of Exhibit H attached hereto and incorporated herein by reference;

                 "Lending Office" means, as to each Lender, the Lending Office of such Lender designated on the signature pages hereof or in an Assignment and Acceptance or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Authorized Representative and the Agent as the office by which its Loans are to be made and maintained;

                 "Letter of Credit" means any Standby Letter of Credit, Commercial Letter of Credit or Direct Pay Letter of Credit issued by NationsBank for the account of the Borrower as described in Article III or IV hereof;

                 "Letter of Credit Commitment" means with respect to each Lender, the obligation of such Lender to acquire Participations up to an aggregate stated amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Letter of Credit Commitment as the same may be increased or decreased from time to time pursuant to this Agreement;

                 "Letter of Credit Facility" means the facilities described in Articles III and IV hereof providing for the issuance by NationsBank for the account of the Borrower of Letters of Credit in an aggregate stated amount at any time outstanding not exceeding the Total Letter of Credit Commitment;

                 "Letter of Credit Outstandings" means all undrawn amounts of Letters of Credit plus Reimbursement Obligations;

                 "LIBOR Base Rate" means for any LIBOR Loan, in respect of the Interest Period specified (or deemed specified) by the Authorized Representative in the Borrowing Notice or Interest Rate Selection Notice for such LIBOR Loan, the rate (expressed as a percentage and rounded upward if necessary to the nearest 1/100 of 1%) (which shall be the same for each day of such Interest Period) determined by the Agent in good faith in accordance with its usual procedures for its customers generally to be the average of the rates per annum for deposits in Dollars offered to major banks in the London interbank market at approximately 11:00 A.M. Charlotte, North Carolina time two
         (2) LIBOR Business Days prior to the commencement of the applicable Interest Period in an amount approximately equal to the principal amount of, and for a period comparable to the Interest Period for, such LIBOR Loan;

                 "LIBOR Business Day" means a Business Day on which the relevant international financial markets are open for the transaction of the business contemplated by this Agreement in London, England, New York, New York and Charlotte, North Carolina;

                 "LIBOR Loan" means a Revolving Credit Loan for which the rate of interest is determined by reference to the LIBOR Rate;

                 "LIBOR Rate" means, for the Interest Period for any LIBOR Loan, the rate of interest per annum determined pursuant to the following formula:


              LIBOR           LIBOR Base Rate          Applicable
              Rate      =  -----------------------  +     Margin
                           1 - Reserve Requirement

                 "Lien" means any interest in property securing any obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, the Borrower and its Subsidiaries shall be deemed to be the owners of any property which either of them have acquired or hold subject to a conditional sale agreement, financing lease, or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes;

                 "Loan" or "Loans" means any of the Revolving Credit Loans, Swing Line Loans or Competitive Bid Loans;

                 "Loan Documents" means this Agreement, the Notes, the Guaranty, the Subordination Agreement and all other instruments and documents heretofore or hereafter executed or delivered to and in favor of any Lender or the Agent in connection with the Loans or the Letters of Credit made, issued or created under this Agreement as the same may be amended, modified or supplemented from time to time;

                 "Material Adverse Effect" means a material adverse effect on the business, properties, operations or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, on a consolidated basis;

                 "Material Subsidiary" means any direct or indirect Subsidiary of the Borrower which (i) has total assets equal to or greater than 5% of Consolidated Total Assets (calculated as of the most recent fiscal period with respect to which the Agent shall have received financial statements required to be delivered pursuant to Sections 8.01(a) or (b) (or if prior to delivery of any financial statements pursuant to such Sections, then calculated with respect to the Fiscal Year end financial statements referenced in Section 7.01(f) hereof) (the "Required Financial Information")) or (ii) has net income equal to or greater than 5% of Consolidated Net Income (each calculated for the most recent period for which the Agent has received the Required Financial Information); provided, however, that notwithstanding the foregoing, the term "Material Subsidiaries" shall mean Subsidiaries of the

         Borrower that together have assets equal to not less than 85% of Consolidated Total Assets (calculated as described above) and net income of not less than 85% of Consolidated Net Income (calculated as described above); provided further that if more than one combination of Subsidiaries satisfies such threshold, then those Subsidiaries so determined to be "Material Subsidiaries" shall be specified by the Borrower;

                 "Moody's" means Moody's Investors Services, Inc.;

                 "Multi-employer Plan" means an employee pension benefit plan covered by Title IV of ERISA in respect of which the Borrower or any Subsidiary is an "employer" as described in Section 4001(b) of ERISA and which is also a multi-employer plan as defined in Section 4001(a)(3) of ERISA;

                 "Net Proceeds" from a disposition of assets (other than assets sold in the ordinary course of business) or issuance of equity or Indebtedness means cash payments received therefrom as and when received, net of all reasonable legal, accounting, banking, underwriting, title and recording expenses, commissions, discounts and other fees and expenses incurred in connection therewith and all taxes required to be paid or accrued as a consequence of such disposition or issuance;

                 "Note Agreement" means the Note Agreement to be entered into between the Borrower and the Note Trustee with respect to the Flexible Term Notes;

                 "Note Trustee" means Norwest Bank Minnesota, N.A. as custodian under the Note Agreement to be entered into by the Borrower and any successor entity permitted under the Note Agreement;

                 "Notes" means, collectively, the Revolving Credit Notes, the Swing Line Note and the Competitive Bid Notes;

                 "Obligations" means the obligations, liabilities and Indebtedness of the Borrower with respect to (i) the principal and interest on the Loans as evidenced by the Notes, (ii) the Reimbursement Obligations, (iii) all liabilities of Borrower to any Lender which arise under a Swap Agreement, and (iv) the payment and performance of all other obligations, liabilities and Indebtedness of the Borrower to the Lenders or the Agent hereunder, under any one or more of the other Loan Documents or with respect to the Loans;

                 "Outstandings" means, at any time of determination, the sum of the (i) Revolving Credit Outstandings, (ii) Letter of Credit Outstandings, (iii) Swing Line Outstandings and (iv) Competitive Bid Outstandings;

                 "Participation" means, with respect to any Lender (other than NationsBank), the extension of credit represented by the participation of such Lender hereunder in the liability of NationsBank in respect of a Swing Line Loan made or Letter of Credit issued by NationsBank in accordance with the terms hereof;

                 "Person" means an individual, partnership, corporation, trust, unincorporated organization, association, joint venture or a government or agency or political subdivision thereof;

                 "Placement Agent" means NationsBank of North Carolina, National Association and any Person acting as successor Placement Agent under the Note Agreement;

                 "Placement Agreement" has the meaning assigned to that term in the Note Agreement;

                 "Preferred Stock" means the 6% Series A Convertible Preferred Stock, $10 stated value, of the Borrower;

                 "Pre-Refunded Municipal Obligations" means obligations of any state of the United States of America or of any municipal corporation or other public body organized under the laws of any such state which are rated, based on the escrow, in the highest investment rating category by both S&P and Moody's and which have been irrevocably called for redemption and advance refunded through the deposit in escrow of Government Securities or other debt securities which are (i) not callable at the option of the issuer thereof prior to maturity,
         (ii) irrevocably pledged solely to the payment of all principal and interest on such obligations as the same becomes due and (iii) in a principal amount and bear such rate or rates of interest as shall be sufficient to pay in full all principal of, interest, and premium, if any, on such obligations as the same becomes due as verified by a nationally recognized firm of certified public accountants;

                 "Prime Rate" means the rate of interest per annum announced publicly by NationsBank as its prime rate from time to time. The Prime Rate is not necessarily the best or the lowest rate of interest offered by NationsBank;

                 "Principal Drawing" has the meaning assigned to that term in the Direct Pay Letters of Credit;

                 "Principal Office" means the office of the Agent at NationsBank of North Carolina, National Association, NationsBank Plaza, 6th Floor, NC1002-06-19, Charlotte, North Carolina 28255,
         Attention: Agency Services, or such other office and address as the Agent may from time to time designate;

                 "Purchase Drawing" has the meaning assigned to that term in Direct Pay Letters of Credit;

                 "Quotation Date" shall mean the date by which Competitive Bid Quotes must be submitted to the Agent and shall be the Business Day immediately preceding the date of the proposed Competitive Bid Borrowing;

                 "Rate Hedging Obligations" means any and all obligations of the Borrower, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's commodities, assets, liabilities or exchange transactions, including, but not limited to, Dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate "swap" agreements, and forward commodity price options, puts, warrants and those commonly known as commodity "swap" agreements; and (ii) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing;

                 "Regulation D" means Regulation D of the Board as the same may be amended or supplemented from time to time;

                 "Regulatory Change" means any change in, or the adoption or making of new, United States Federal or state laws or regulations (including Regulation D and capital adequacy regulations) or foreign laws or regulations or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks, which includes any of the Lenders, under any United States Federal or state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy, whether or not having the force of law, whether or not failure to comply therewith would be unlawful;

                 "Reimbursement Obligation" shall mean at any time, the obligation of the Borrower with respect to any Letter of Credit to reimburse NationsBank and the Lenders to the extent of their respective Participations (including by the receipt by NationsBank of proceeds of Loans pursuant to Section 3.02 hereof) for amounts theretofore paid by NationsBank pursuant to a drawing under such Letter of Credit;

                 "Remarketing Agent" means NationsBank of North Carolina, National Association, and any other Person acting as successor Remarketing Agent under the Note Agreement;

                 "Remarketing Agreement" has the meaning assigned to that term in the Note Agreement;

                 "Repurchase Agreement" means a repurchase agreement entered into with (i) any financial institution whose debt obligations are rated "A" by either of S&P or Moody's or whose commercial paper is rated "A-1" by S&P or "P-1" by Moody's, or (ii) any Lender;

                 "Required Lenders" means, as of any date, Lenders on such date having Credit Exposures (as defined below) aggregating at least 662/3% of the aggregate Credit Exposures of all the Lenders on such date.
         For purposes of the preceding sentence, the amount of the "Credit Exposure" of each Lender shall be equal at all times (i) other than following the occurrence and during the continuance of an Event of Default, to its Revolving Credit Commitment, and (ii) following the occurrence and during the continuance of an Event of Default, to the aggregate principal amount of Revolving Credit Loans and Competitive Bid Loans owing to such Lender plus the aggregate unutilized amounts of such Lender's Revolving Credit Commitment plus the amount of such Lender's Applicable Commitment Percentage of Swing Line Loans and Letter of Credit Outstandings; provided that, if any Lender shall have failed to pay to NationsBank upon demand its Applicable Commitment Percentage of any Swing Line Loan or drawing under any Letter of Credit resulting in an outstanding Reimbursement Obligation, such Lender's Credit Exposure attributable to such Swing Line Loans or Letter of Credit Outstandings or both shall be deemed to be held by NationsBank for purposes of this definition;

                 "Reserve Requirement" means, for any LIBOR Loan, the maximum aggregate rate at which reserves (including, without limitation, any marginal, supplemental or emergency reserves) are required to be maintained with respect thereto under Regulation D by the member banks of the Federal Reserve System with respect to Dollar funding in the London interbank market. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the LIBOR Base Rate is to be determined or (ii) any category of extensions of credit or other assets which include LIBOR Loans;

                 "Revolving Credit Commitment" means with respect to each Lender, the obligation of such Lender to make Revolving Credit Loans to the Borrower and to purchase Participations up to an aggregate principal amount at any one time outstanding equal to the amount set forth opposite such Lender's name on Exhibit A hereto as the same may be increased or decreased from time to time pursuant to this Agreement;

                 "Revolving Credit Facility" means the facility described in
         Section 2.01 hereof providing for Loans to the Borrower by the Lenders in an aggregate principal amount equal to (i) the Total Revolving Credit Commitment, less (ii) the aggregate principal amount of Swing Line Outstandings, Letter of Credit Outstandings and Competitive Bid Outstandings;

                 "Revolving Credit Loan" means a Loan made under the Revolving Credit Facility (excluding all Swing Line Loans) pursuant to Section
         2.01 hereof;

                 "Revolving Credit Notes" means, collectively, the promissory notes of the Borrower evidencing Revolving Credit Loans executed and delivered to the Lenders as provided in Section 2.08(a) hereof substantially in the form attached hereto as Exhibit F and incorporated herein by reference, with appropriate insertions as to amounts, dates and names of Lenders, as the same shall be amended, modified or supplemented and in effect from time to time;

                 "Revolving Credit Outstandings" means, as of any date of determination, the aggregate principal Indebtedness of Borrower on all Revolving Credit Loans then outstanding;

                 "Revolving Credit Termination Date" means the earliest to occur of (i) the fifth anniversary of the Closing Date hereof, or (ii) such earlier date of termination of the Lenders' obligations pursuant to Section 10.01 upon the occurrence of an Event of Default, or (iii) such date as the Borrower may voluntarily and permanently terminate the Revolving Credit Facility and the Competitive Bid Facility by payment in full of all Obligations (including the discharge of all Obligations of NationsBank and the Lenders with respect to Letters of Credit and Participations) pursuant to Section 2.10 hereof;

                 "S&P" means Standard & Poor's Corporation, a New York corporation;

                 "Second Hanover Direct LC" means the irrevocable letter of credit, substantially in the form of Exhibit P attached hereto and incorporated herein in reference, to be issued to the Note Trustee, as beneficiary, by NationsBank pursuant hereto (and any successor letter of credit provided for herein) in order to provide security for the payment when due of the principal of and interest on the Second Issue Flexible Term Notes in the amount of $10,145,833 (as reduced and reinstated from time to time as described herein) of which (a) $10,000,000 shall support the payment of principal or a portion of the purchase price corresponding to the principal of the Second Issue Flexible Term Notes and (b) $145,833 shall support the payment of up to 35 days' interest on the Second Issue Flexible Term Notes, at an assumed rate of interest of 15% per annum;

                 "Second Issue Flexible Term Notes" means the $10,000,000 initial aggregate principal amount of Flexible Term Notes (Hanover Direct, Inc.) of the Borrower that will mature in 2010 to be issued under a Note Agreement between the Borrower and the Note Trustee;

                 "Securities Depository" has the meaning assigned to that term in the Note Agreement;

                 "Single Employer Plan" means any employee pension benefit plan covered by Title IV of ERISA in respect of which the Borrower or any Subsidiary is an "employer" as described in Section 4001(b) of ERISA and which is not a Multi-employer Plan;

                 "Solvent" means, when used with respect to any Person, that at the time of determination:

                          (i) the fair value of its assets (both at fair valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including, without limitation, Contingent Obligations; and

                         (ii) it is then able and expects to be able to pay its debts as they mature; and

                        (iii) it has capital sufficient to carry on its business as conducted and as proposed to be conducted;

                 "Standby Letter of Credit" means an irrevocable standby letter of credit issued hereunder for the account of the Borrower or any of its Subsidiaries, provided that the expiry date of a Standby Letter of Credit shall not be later than twelve (12) months subsequent to the date of issuance thereof;

                 "Stated Termination Date" means, (i) with respect to the Initial Hanover Direct LC and the Second Hanover Direct LC, three years from the date of issuance thereof, respectively, or (ii) with respect to the Hanover House LC, October 16, 1997, or (iii) any later date to which the Stated Termination Date is extended pursuant to
         Section 4.12 hereof;

                 "Subordinated Debt" means the 9.25% Senior Subordinated Notes due August 1, 1998 issued in the original principal amount of $20,000,000 to Sun Life Insurance Company of America pursuant to an Indenture dated as of August 17, 1993 among the

         Borrower (successor to The Hanover Companies and The Horn and Hardart Company), certain Subsidiaries of the Borrower and First Trust National Association, as Trustee;

                 "Subordination Agreement" means that Subordination Agreement of even date herewith among First Trust National Association, Sun Life Insurance Company of America, the Borrower, certain Subsidiaries of the Borrower and the Agent, substantially in the form of Exhibit N attached hereto and incorporated herein by reference, whereby the holders of the Subordinated Debt have subordinated their rights to receive payment thereunder to the rights of the Agent and the Lenders to receive payment under the Loan Documents and the $20,000,000 Credit Facility Documents;

                 "Subsidiary" means any corporation or other entity in which more than 50% of its outstanding stock having ordinary voting power or more than 50% of all equity interests is owned directly or indirectly by the Borrower and/or by one or more of the Borrower's Subsidiaries at or after the Closing Date;

                 "Swap Agreement" means one or more agreements with respect to Indebtedness evidenced by the Notes between the Borrower and a Lender, on terms mutually acceptable to such Borrower and such Lender, which agreements create Rate Hedging Obligations;

                 "Swing Line" means the revolving line of credit established by NationsBank in favor of the Borrower pursuant to Section 2.02 ;

                 "Swing Line Loans" means Loans made by NationsBank to Borrower pursuant to Section 2.02;

                 "Swing Line Note" means the promissory note of the Borrower evidencing Swing Line Loans executed and delivered to NationsBank substantially in the form attached hereto as Exhibit G and incorporated herein by reference, as the same shall be amended, modified or supplemented and in effect from time to time;

                 "Swing Line Outstandings" means, as of any date of determination, the aggregate principal Indebtedness of Borrower on all Swing Line Loans then outstanding;

                 "Swing Line Rate" means for any Swing Line Loan the rate of interest per annum mutually agreed upon by the Borrower and NationsBank;

                 "Tender Advance" has the meaning assigned to that term in
         Section 4.05 hereof;

                 "Tender Agent" means the Note Trustee or the Bond Trustee, as the case may be;

                 "$20,000,000 Credit Facility" means the credit facilities provided to the Borrower by the Lenders pursuant to that Revolving Credit and Term Loan Agreement of even date herewith;

                 "$20,000,000 Credit Facility Documents" means that Revolving Credit and Term Loan Agreement of even date herewith by and among the Borrower, the Agent and Lenders and each of the documents executed in connection therewith;

                 "Total Letter of Credit Commitment" means an amount equal to $35,000,000;

                 "Total Revolving Credit Commitment" means an amount equal to $60,000,000, as reduced from time to time in accordance with Section
         2.10 hereof.

         1.02 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall have the meanings assigned to such terms by, and shall be interpreted in accordance with, Generally Accepted Accounting Principles as in effect on the date of the audited financial statements of the Borrower referred to in Section 7.01(f)(i) hereof and applied on a Consistent Basis.

         1.03 TERMS CONSISTENT. All of the terms defined in this Agreement shall have such defined meanings when used in any of the Loan Documents unless the context shall require otherwise. All references to the Borrower, the Agent and any Lender shall be deemed to include any successor or permitted assign of any thereof. All plural references and definitions shall have a corresponding meaning in the singular, and all singular references and definitions shall have a corresponding meaning in the plural.

                                   ARTICLE II

                                   THE LOANS

         2.01    REVOLVING CREDIT LOANS.

         (a)     COMMITMENT.

                 (i) Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Advances under the Revolving Credit Facility to the Borrower from time to time on a pro rata basis as to the total borrowing requested by the Borrower on any day determined by its Applicable Commitment Percentage of the Total Revolving Credit Commitment up to but not exceeding the Revolving Credit Commitment of such Lender; provided, however, that the Lenders will not be required and shall have no obligation to make any Advance under the Revolving Credit Facility (A) so long as a Default or an Event of Default has occurred and is continuing or (B) if the Agent has accelerated the maturity of the Revolving Credit Notes as a result of an Event of Default; provided further, that immediately after giving effect to each such Advance, the sum of all Outstandings shall not exceed the Total Revolving

         Credit Notes as a result of an Event of Default; provided further, that immediately after giving effect to each such Advance, the sum of all Outstandings shall not exceed the Total Revolving Credit Commitment.

             (ii) Within such limits, the Borrower may borrow, repay and reborrow hereunder, on a Business Day in the case of a Base Rate Loan and on a LIBOR Business Day in the case of a LIBOR Loan, from the Closing Date until, but (as to borrowings and reborrowings) not including, the Revolving Credit Termination Date; provided, however, that (A) no LIBOR Loan shall be made which has an Interest Period that extends beyond the Revolving Credit Termination Date and (B) each LIBOR Loan may, subject to the provisions of Section 2.12, be repaid only on the last day of the Interest Period with respect thereto.

         (b) AMOUNTS. Except as otherwise permitted by the Lenders from time to time, the sum of all Outstandings shall not exceed at any time an amount equal to the Total Revolving Credit Commitment. Each Revolving Credit Loan made, converted or continued, unless made in accordance with Sections 2.01(c)(iv) or 3.02(c) hereof, shall be in a principal amount of at least $5,000,000, and, if greater than $5,000,000, an integral multiple of $1,000,000.

         (c)     ADVANCES AND RATE SELECTION.

                 (i) An Authorized Representative shall give the Agent (A) irrevocable telephonic notice of each LIBOR Loan, whether representing an additional Advance hereunder or the conversion of borrowings hereunder from Base Rate Loans to LIBOR Loans or the election of a subsequent Interest Period for any LIBOR Loan, prior to 11:30 A.M. Charlotte, North Carolina time at least three (3) LIBOR Business Days prior to the day such Advance is to be made or such Loan is to be converted or continued; and (B) irrevocable telephonic notice of each Base Rate Loan representing an additional Advance hereunder or the conversion of borrowings hereunder from LIBOR Loans to Base Rate Loans prior to 10:30 A.M. Charlotte, North Carolina time on the day such Advance is to be made or such Loan is to be converted. Each such notice, which shall be effective upon receipt by the Agent, shall specify the amount of the Advance, the type of Loan (Base Rate or LIBOR), the date of the Advance and, if a LIBOR Loan, the Interest Period to be used in the computation of interest. The Authorized Representative shall provide the Agent written confirmation of each such telephonic notice on the same day by telefacsimile transmission in the form of a Borrowing Notice for additional Advances, or in the form of an Interest Rate Selection Notice for the selection or conversion of interest rates for outstanding Revolving Credit Loans, in each case with appropriate insertions, but failure to provide such confirmation shall not affect the validity of such telephonic notice. The Borrower shall have the option to elect the duration of subsequent Interest Periods and to convert the Revolving Credit Loans in accordance with Section 2.12 hereof. If the Agent does not receive a notice of election of duration of an Interest Period or to convert by the time prescribed hereby and by Section 2.12 hereof, the Borrower shall be deemed to have elected to convert to or continue such Revolving Credit Loan as a Base Rate Loan until the Borrower otherwise notifies the Agent in accordance herewith and with Section 2.12.

             (ii) Notice of receipt of each Borrowing Notice and Interest Selection Notice shall be provided by the Agent to each Lender with reasonable promptness, but not later than 1:00 P.M., Charlotte, North Carolina time on the same day as Agent's receipt of such notice. The Agent shall provide each Lender written confirmation of such telephonic notice by telefacsimile transmission, but failure to provide such notice shall not affect the validity of such telephonic notice.

            (iii) Not later than 2:30 P.M., Charlotte, North Carolina time on the date specified for each Advance of a Revolving Credit Loan, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Revolving Credit Loan or Loans to be made by it on such day available to the Agent by depositing or transferring the proceeds thereof in immediately available funds at the Principal Office. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by delivery of the proceeds thereof to the Borrower's Account or otherwise as shall be directed in the applicable Borrowing Notice by the Authorized Representative.

             (iv) Notwithstanding the foregoing, if a drawing is made under any Letter of Credit prior to the Revolving Credit Termination Date, notice of such drawing and resulting Reimbursement Obligation shall be provided promptly by NationsBank to the Agent and the Agent shall provide notice to each Lender by telephone. If such notice to the Lenders of a drawing under any Letter of Credit is given by the Agent at or before 12:00 noon Charlotte, North Carolina time on any Business Day, the Borrower shall be deemed to have requested, and each Lender shall, pursuant to the conditions of this Agreement, make an Advance as a Base Rate Loan under the Revolving Credit Facility in the amount of such Lender's Applicable Commitment Percentage of such Reimbursement Obligation and shall pay such amount to the Agent for the account of NationsBank at the Principal Office in Dollars and in immediately available funds before 2:30 P.M. Charlotte, North Carolina time on the same Business Day. If notice to the Lenders is given by the Agent after 12:00 noon Charlotte, North Carolina time on any Business Day, the Borrower shall be deemed to have requested, and each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make an Advance as a Base Rate Loan under the Revolving Credit
         Facility in the amount of such Lender's Applicable Commitment Percentage of such Reimbursement Obligation and shall pay such amount to the Agent for the account of NationsBank at the Principal Office in Dollars and in immediately available funds before 12:00 noon Charlotte, North Carolina time on the next following Business Day. Such Base Rate Loan shall continue unless and until the Borrower converts such Base Rate Loan in accordance with the terms of Section 2.12 hereof.

         2.02 SWING LINE LOANS. (a) Notwithstanding any other provision of this Agreement to the contrary, NationsBank shall make available Swing Line Loans to the Borrower prior to the Revolving Credit Termination Date. NationsBank shall not make any Swing Line Loan pursuant hereto (i) if the Borrower is not in compliance with all the conditions to the making of Revolving Credit Loans set forth in this Agreement, (ii) if after giving effect to such Swing Line Loan, the Swing Line Outstandings would exceed $5,000,000, or (iii) if after giving effect to such Swing Line Loan, the sum of all Outstandings would exceed the Total Revolving Credit Commitment.

         (b) Each provision of Section 2.01(c) hereof applicable to Base Rate Loans shall be applicable in all respects to each Swing Line Loan. Each Borrowing Notice submitted to the Agent with respect to Swing Line Loans shall specify, in addition to the items required by Section 2.01(c)(i), that such Advance is a Swing Line Loan and the applicable Swing Line Rate. All Advances made pursuant to this Section 2.02 shall bear interest at the applicable Swing Line Rate.

         (c) All Advances made by NationsBank under the Swing Line pursuant to this Section 2.02 shall be in the minimum principal amount of $500,000 and any increment of $50,000 in excess thereof.

         (d) The Borrower and each Lender acknowledge that all Swing Line Loans are to be made solely by NationsBank to the Borrower. Each Lender (other than NationsBank) shall automatically on the date of each Swing Line Loan acquire a Participation in such Swing Line Loan in an amount equal to such Lender's Applicable Commitment Percentage thereof. Upon demand made by NationsBank, each Lender shall, according to such Lender's Applicable Commitment Percentage of such Swing Line Loan, promptly provide to NationsBank its purchase price therefor in an amount equal to its Participation therein. Any Advance made by a Lender pursuant to demand of NationsBank of the purchase price of its Participation shall be deemed a Base Rate Loan under the Revolving Credit Facility ending on the next following Business Day, which shall be extended automatically unless the Borrower converts such Base Rate Loan in accordance with the terms of Section 2.12 hereof. The obligation of each Lender to so provide its purchase price to NationsBank shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event.

         (e) Each Swing Line Loan shall mature and be due and payable in full by the Borrower on the seventh day following the date on which such Loan was made. The Borrower at its option may request an Advance as a Revolving Credit Loan pursuant to Section 2.01 in an amount sufficient to repay any or all Swing Line Loans on any date and the Agent shall, upon the receipt of such Advance, provide to NationsBank the amount necessary to repay such Swing Line Loan or Loans (which NationsBank shall then apply to such repayment) and credit any balance of such Revolving Credit Loan in immediately available funds to the Borrower's Account. The proceeds of such Advances shall be paid to NationsBank for application to the Swing Line Outstandings and the Participations therein purchased by the Lenders pursuant to Section 2.02(d) above, and the Lenders shall then be deemed to have made Revolving Credit Loans in the amount of such Advances. The Swing Line shall continue in effect until the earlier of (i) the occurrence and continuation of a Default, or (ii) the Revolving Credit Termination Date.

         2.03 COMPETITIVE BID LOANS. (a) In addition to Revolving Credit Loans, at any time prior to the Revolving Credit Termination Date during which the conditions set forth in Section 2.03(b) below are satisfied, the Borrower may, as set forth in this Section 2.03, request the Lenders to make offers to make Competitive Bid Loans to the Borrower in Dollars. The Lenders may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this
Section 2.03. There may be no more than ten (10) different Interest Periods for both Revolving Credit Loans and Competitive Bid Loans outstanding at the same time (for which purpose Interest Periods for each LIBOR Loan and each Competitive Bid Loan shall be deemed to be different Interest Periods even if they are coterminous). Each Competitive Bid Loan shall reduce availability under the Revolving Credit Facility. The making of a Competitive Bid Loan by any Lender shall not reduce such Lender's Revolving Credit Commitment except as calculated based upon the Total Revolving Credit Commitment as reduced by such Competitive Bid Loan. Competitive Bid Outstandings, together with all other Outstandings, shall not exceed the Total Revolving Credit Commitment at any time.

         (b) When the Borrower wishes to request offers to make Competitive Bid Loans, it shall give the Agent (which shall promptly notify the Lenders) a Competitive Bid Quote Request to be received no later than 11:00 a.m.
Charlotte, North Carolina time two (2) Business Days prior to the date of borrowing proposed therein (or such other time and date as the Borrower and the Agent, with the consent of the Required Lenders, may agree). The Borrower may request offers to make Competitive Bid Loans for up to two (2) different Interest Periods in a single notice; provided that the request for each separate Interest Period shall be deemed to be a separate Competitive Bid Quote Request for a separate borrowing (a "Competitive Bid Borrowing") and there shall not be outstanding at any one time more than four (4) Competitive Bid Borrowings. Each such Competitive Bid Quote Request shall be substantially in the form of Exhibit I attached hereto and incorporated herein by reference and shall specify as to each Competitive Bid Borrowing:

                 (i) the proposed date of such borrowing, which shall be a Business Day;

                (ii) the aggregate amount of such Competitive Bid Borrowing, which shall be at least $5,000,000 (or in increments of $1,000,000 in excess thereof) but shall not cause the limits specified in Section 2.03(a) hereof to be violated;

               (iii) the duration of the Interest Period applicable thereto (which may be not less than 7 nor more than 180 days); and

                (iv)      the Quotation Date.

Except as otherwise provided in this Section 2.03(b), no Competitive Bid Quote Request shall be given within five (5) Business Days (or such other number of days as the Borrower and the Agent, with the consent of the Required Lenders, may agree) of any other Competitive Bid Quote Request.

         (c) Each Lender may submit one or more Competitive Bid Quotes, each containing an offer to make a Competitive Bid Loan in response to any Competitive Bid Quote Request; provided that, if the Borrower's request under
Section 2.03(b) hereof specified more than one Interest Period, such Lender may make a single submission containing one or more Competitive Bid Quotes for each such Interest Period. Each Competitive Bid Quote must be submitted to the Agent not later than 10:00 a.m. Charlotte, North Carolina time on the Quotation Date (or such other time and date as the Borrower and the Agent, with the consent of the Required Lenders, may agree), provided that any Competitive Bid Quote may be submitted by NationsBank only if NationsBank notifies the Borrower of the terms of the offer contained therein not later than 9:45 a.m. Charlotte, North Carolina time on the Quotation Date. Subject to Articles V, VI and X hereof, any Competitive Bid Quote so made shall be irrevocable except with the consent of the Agent given on the instructions of the Borrower.

         (d) Each Competitive Bid Quote shall be substantially in the form of Exhibit J attached hereto and incorporated herein by reference and shall specify:

                 (i) the proposed date of borrowing and the Interest Period therefor;

             (ii) the principal amount of the Competitive Bid Loan for which each such offer is being made, which principal amount shall be at least $1,000,000 (or in increments of $100,000 in excess thereof); provided that the aggregate principal amount of all Competitive Bid Loans for which a Lender submits Competitive Bid Quotes may not exceed the principal amount of the Competitive Bid Borrowing for a particular Interest Period for which offers were requested;

            (iii) the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) offered for each such Competitive Bid Loan (the "Absolute Rate"); and

             (iv)         the identity of the quoting Lender.

Unless otherwise agreed by the Agent and the Borrower, no Competitive Bid Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Competitive Bid Quote Request. Any subsequent Competitive Bid Quote submitted by a Lender that amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request shall be disregarded by the Agent unless such subsequent Competitive Bid Quote is submitted solely to correct a manifest error in such former Competitive Bid Quote.

         (e) The Agent shall as promptly as practicable after a Competitive Bid Quote is submitted (but in any event not later than 10:30 a.m. Charlotte, North Carolina time on the Quotation Date), notify the Borrower of the terms of any Competitive Bid Quote submitted by a Lender that is in accordance with Sections 2.03(c) and (d) hereof. The Agent's notice to the Borrower shall specify (i) the aggregate principal amount of the Competitive Bid Borrowing for which Competitive Bid Quotes have been received and (ii) the respective principal amount and Absolute Rate so offered by each Lender (identifying the Lender that made each Competitive Bid Quote).

         (f) Not later than 11:00 a.m. Charlotte, North Carolina time on the Quotation Date (or such other time and date as the Borrower and the Agent, with the consent of the Required Lenders, may agree), the Borrower shall notify the Agent of its acceptance or nonacceptance of the Competitive Bid Quotes so notified to it pursuant to Section 2.03(e) hereof (the failure of the Borrower to give such notice by such time shall constitute nonacceptance), and the Agent shall promptly notify each affected Lender. In the case of acceptance, such notice shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may only accept a Competitive Bid Quote for the entire principal amount of the Competitive Bid Loan so offered as opposed to any portion thereof, except as provided in Section 2.03(g) hereof. The Borrower's acceptance of Competitive Bid Quotes is further subject to the following conditions:

              (i) the aggregate principal amount of each Competitive Bid Borrowing may not exceed the applicable amount set forth in the related Competitive Bid Quote Request;

             (ii) the aggregate principal amount of each Competitive Bid Borrowing shall be at least $5,000,000 (or an increment of $1,000,000 in excess thereof) but shall not cause the limits specified in Section 2.03(a) hereof to be violated;

            (iii) acceptance of Competitive Bid Quotes may be made only in ascending order of Absolute Rates beginning with the lowest rate so offered; and

             (iv) the Borrower may not accept any Competitive Bid Quote if the Agent has correctly advised the Borrower that such Competitive Bid Quote fails to comply with Section 2.03(d) hereof or otherwise fails to comply with the requirements of this Agreement (including, without limitation, Section 2.03(a) hereof).

         (g) If Competitive Bid Quotes are made by two or more Lenders with the same Absolute Rates for a greater aggregate principal amount than the amount in respect of which Competitive Bid Quotes are accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such Competitive Bid Quotes are accepted shall be allocated by the Borrower among such Lenders as nearly as possible (in amounts of at least $500,000 or in increments of $100,000 in excess thereof) in proportion to the aggregate principal amount of such Competitive Bid Quotes. Determinations by the Borrower of the amounts of Competitive Bid Loans and the lowest bid as provided in Section 2.03(f)(iii) shall be conclusive absent manifest error.

         (h) Any Lender whose offer to make any Competitive Bid Loan has been accepted shall, not later than 1:00 p.m. Charlotte, North Carolina time on the date specified for the making of such Loan, make the amount of such Loan available to the Agent at the Principal Office in Dollars and in immediately available funds, for the account of the Borrower. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower on such date by depositing the same, in Dollars and in immediately available funds, in an account of the Borrower maintained at the Principal Office.

         (i) Together with each Competitive Bid Quote Request, the Borrower shall pay to the Agent for the account of the Agent a bid administration fee of $1,500.

         2.04 PAYMENT OF INTEREST. (a) The Borrower shall pay interest to the Agent at the Principal Office for the account of each Lender on the outstanding and unpaid principal amount of each Loan made by such Lender for the period commencing on the date of such Loan until such Loan shall be due (i) in the case of each Revolving Credit Loan, at the LIBOR Rate or the Base Rate, as elected or deemed elected by the Borrower or otherwise applicable to such Loan as herein provided; (ii) in the case of each Swing Line Loan, at the Swing Line Rate; and (iii) in the case of each Competitive Bid Loan, at the applicable Absolute Rate; provided, however, that if any amount shall not be paid when due (at maturity, by acceleration or otherwise), all amounts outstanding hereunder shall bear interest thereafter (A) in the case of a LIBOR Loan, at a rate of interest per annum which shall be two percent (2%) above the LIBOR Rate for such LIBOR Loan until the end of the Interest Period during which such payment was due, and thereafter at a rate of interest per annum which shall be two percent (2%) above the Base Rate, (B) in the case of a Base Rate Loan or Swing Line Loan, at a rate of interest per annum which shall be two percent (2%) above the Base Rate, and (C) in the case of a Competitive Bid Loan, at a rate of interest per annum which shall be two percent (2%) above the Absolute Rate for such Competitive Bid Loan until the end of the Interest Period during which such payment was due, and thereafter at a rate of interest per annum which shall be two percent (2%) above the Base Rate, or (in each case) the maximum rate permitted by applicable law, whichever is lower, from the date such amount was due and payable until the date such amount is paid in full.

         (b) Interest on the outstanding principal balance of each Loan shall be computed on the basis of a year of 360 days and calculated for the actual number of days elapsed. Interest on each Loan shall be paid (i) quarterly in arrears on the last Business Day of each December, March, June and September commencing December 1994, on each Base Rate Loan and Swing Line Loan, (ii) on the last day of the applicable Interest Period for each LIBOR Loan and Competitive Bid Loan and, for any LIBOR Loan or Competitive Bid Loan having an Interest Period extending beyond three (3) months or ninety (90) days, as applicable, also on the date occurring three (3) months or ninety (90) days after the commencement of such Interest Period, and (iii) upon payment in full of the principal amount of such Loan.

         2.05 PAYMENT OF PRINCIPAL. The principal amount of all Revolving Credit Outstandings and all Swing Line Outstandings shall be due and payable to the Agent for the benefit of each Lender in full on the Revolving Credit Termination Date or earlier as herein expressly provided. The principal amount of Base Rate Loans and Swing Line Loans may be prepaid in whole or in part at any time without premium or penalty. The principal amount of LIBOR Loans and Competitive Bid Loans may only be prepaid at the end of the applicable Interest Period, unless the Borrower shall pay to the Agent for the account of the Lenders the amount, if any, required under Section 5.04 hereof. In the event that at any time the sum of all Outstandings exceeds the Total Revolving Credit Commitment, a principal amount of the Revolving Credit Outstandings equal to or greater than such excess shall be due and payable immediately. All prepayments made by the Borrower shall be in the amount of $1,000,000 or an integral multiple of $1,000,000 in excess thereof, or such other amount as necessary to comply with this Section 2.05 or with Section 2.10 or with the covenants set forth in
Article IX hereof or with respect to prepayments of Tender Advances pursuant to
Section 4.07 hereof.

         2.06 NON-CONFORMING PAYMENTS. (a) Each payment of principal (including any prepayment) and payment of interest shall be made to the Agent at the Principal Office, for the account of each Lender's applicable Lending Office, in Dollars and in immediately available funds before 2:30 P.M. Charlotte, North Carolina time on the date such payment is due. The Agent may, but shall not be obligated to, debit the amount of any such payment which is not made by such time to any ordinary deposit account, if any, of the Borrower with the Agent. The Borrower shall give the Agent prior telephonic notice of any payment of principal, such notice to be given by not later than 11:00 a.m. Charlotte, North Carolina time, on the date of such payment.

         (b) The Agent shall deem any payment by or on behalf of the Borrower hereunder that is not made both (i) in Dollars and in immediately available funds and (ii) prior to 2:30 P.M. Charlotte, North Carolina time on the date payment is due to be a non- conforming payment. Any such payment shall not be deemed to be received by the Agent until the time such funds become available funds. Any non-conforming payment (other than a non-conforming prepayment) may constitute or become a Default or Event of Default. The Agent shall give prompt notice to the Authorized Representative and each of the Lenders (confirmed in writing) if any payment (other than a prepayment) is non-conforming. Interest shall continue to accrue on any principal as to which a non-conforming payment is made until such funds become available funds (but in no event less than the period from the date of such payment to the next succeeding Business Day) at the respective rates of interest per annum specified in Section 2.04(a) with respect to late payments of interest (other than with respect to non- conforming prepayments, with respect to which interest shall continue to accrue on any principal as to which such non-conforming payment is made until such funds become available funds at the Base Rate or the LIBOR Rate, as applicable) from the date such amount was due and payable until the date such amount is paid in full.

         (c) In the event that any payment hereunder or under the Notes becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under clause (i)(B) of the definition of "Interest Period;" provided that interest shall continue to accrue during the period of any such extension.

         2.07 BORROWER'S ACCOUNT. The Borrower shall until the Revolving Credit Termination Date continuously maintain the Borrower's Account for the purposes herein contemplated.

         2.08 NOTES. (a) Revolving Credit Loans made by each Lender shall be evidenced by, and be repayable with interest in accordance with the terms of, the Revolving Credit Note payable to the order of such Lender in the amount of its Applicable Commitment Percentage of the Total Revolving Credit Commitment, which Revolving Credit Notes shall be dated the Closing Date or such later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

         (b) Swing Line Loans made by NationsBank shall be evidenced by, and be repayable with interest in accordance with the terms of, the Swing Line Note dated the Closing Date and duly executed and delivered by the Borrower.

         (c) Competitive Bid Loans made by any Lender shall be evidenced by, and be repayable with interest in accordance with the terms of, the Competitive Bid Note payable to the order of such Lender, which Competitive Bid Note shall be dated the Closing Date and otherwise duly completed, executed and delivered by the Borrower.

         2.09 PRO RATA PAYMENTS. Except as otherwise provided herein, (a) each payment and prepayment on account of the principal of and interest on the Revolving Credit Loans and the fees described in Section 2.13 hereof shall be made to the Agent for the account of the Lenders in the aggregate amount payable to the Lenders pro rata based on their Applicable Commitment Percentages, (b) each payment of principal of and interest on the Swing Line Loans shall be made to the Agent for the account of NationsBank, and (c) each payment of principal of and interest on the Competitive Bid Loans shall be made to the Agent for the account of the respective Lenders making such Competitive Bid Loans. All payments to be made by the Borrower for the account of each of the Lenders on account of principal, interest and fees shall be made without set-off or counterclaim. The Agent will promptly distribute such payments received to the Lenders as provided for herein.

         2.10 REDUCTIONS. The Borrower shall have the right from time to time (but not more frequently than once during any fiscal quarter of the Borrower), upon not less than five (5) Business Days written notice from an Authorized Representative to the Agent, to reduce the Total Revolving Credit Commitment. The Agent shall give each Lender, within one (1) Business Day, telephonic notice (confirmed in writing) of such reduction. Each such reduction shall be in the amount of $5,000,000 or an integral multiple of $5,000,000 in excess thereof, and shall permanently reduce the Total Revolving Credit Commitment and the Revolving Credit Commitment of each Lender pro rata. No such reduction shall be permitted that results in the payment of any LIBOR Loan other than on the last day of the Interest Period of such Loan unless such prepayment is accompanied by amounts due, if any, under Section 5.04. Each reduction of the Total Revolving Credit Commitment shall be accompanied by payment of the principal amount of the Revolving Credit Outstandings to the extent that the sum of all Outstandings exceeds the Total Revolving Credit Commitment after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid. A reduction of the Total Revolving Credit Commitment to zero and payment by the Borrower of all Obligations (including the discharge of all obligations of NationsBank and the Lenders with respect to Letters of Credit, Participations and Competitive Bid Loans) shall, subject to the terms and conditions of Section 12.08 hereof, be deemed a cancellation and termination of this Agreement (other than with respect to Sections 3.02(g), 8.14, 11.07, 12.05 and 12.10 hereof, which shall survive any such termination).

         2.11 INCREASE AND DECREASE IN AMOUNTS. The amount of the Total Revolving Credit Commitment which shall be available to the Borrower shall be reduced by the aggregate amount of all Outstandings and shall be reinstated (subject to Section 2.10 hereof) as such Outstandings are reduced.

         2.12 CONVERSIONS AND ELECTIONS OF SUBSEQUENT INTEREST PERIODS. Provided that no Default or Event of Default shall have occurred and be continuing and subject to the limitations set forth below and in Sections 5.01
(b), 5.02 and 5.03 hereof, the Borrower may:

         (a) upon notice to the Agent on or before 10:30 A.M. Charlotte, North Carolina time on any Business Day convert all or a part of LIBOR Loans to Base Rate Loans on the last day of the Interest Period for such LIBOR Loans; and

         (b) upon three (3) LIBOR Business Days' notice to the Agent on or before 11:30 A.M. Charlotte, North Carolina time:

              (i) elect a subsequent Interest Period for all or a portion of LIBOR Loans to begin on the last day of the current Interest Period for such LIBOR Loans; or

             (ii) convert Base Rate Loans to LIBOR Loans on any LIBOR Business Day.

         Notice of any such elections or conversions shall specify the effective date of such election or conversion and, with respect to LIBOR Loans, the Interest Period to be applicable to the Loan as continued or converted. Each election and conversion pursuant to this Section 2.12 shall be subject to the limitations on LIBOR Loans set forth in the definition of "Interest Period" herein and in Sections 2.01(a), (b) and (c) and Article V hereof. All such continuations or conversions of Loans shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders.

         2.13 FACILITY FEE AND UPFRONT FEE. (a) For the period beginning on the Closing Date and ending on the Revolving Credit Termination Date, the Borrower agrees to pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages of the Total Revolving Credit Commitment, a quarterly facility fee (the "Facility Fee") equal in amount to the product of the Applicable Margin for calculating the Facility Fee multiplied by the average daily Total Revolving Credit Commitment for such period. Payments of the Facility Fee shall be due in arrears on the last Business Day of each December, March, June and September beginning December 1994 to and on the Revolving Credit Termination Date. Notwithstanding the foregoing, so long as any Lender fails to make available any portion of its Revolving Credit Commitment when requested, such Lender shall not be entitled to receive payment of its pro rata share of the Facility Fee until such Lender shall make available such portion. The Facility Fee shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

         (b) The Borrower agrees to pay to the Agent, for the benefit of each Lender, a fee on the Closing Date (the "Upfront Fee") in the amounts set forth on Exhibit O attached hereto and incorporated herein by reference.

         2.14 DEFICIENCY ADVANCES. No Lender shall be responsible for any default of any other Lender in respect to such other Lender's obligation to make any Loan hereunder nor shall the Revolving Credit Commitment of any Lender hereunder be increased as a result of such default of any other Lender.
Without limiting the generality of the foregoing, in the event any Lender shall fail to advance funds to the Borrower as herein provided, the Agent may in its discretion, but shall not be obligated to, advance under the applicable Revolving Credit Note in its favor as a Lender all or any portion of such amount or amounts (each, a "deficiency advance") and shall thereafter be entitled to payments of principal of and interest on such deficiency advance in the same manner and at the same interest rate or rates to which such other Lender would have been entitled had it made such advance under its applicable Note; provided that, upon payment to the Agent from such other Lender of the entire outstanding amount of each such deficiency advance, together with accrued and unpaid interest thereon, from the most recent date or dates interest was paid to the Agent by the Borrower on each Loan comprising the deficiency advance at the interest rate per annum for overnight borrowing by the Agent from the Federal Reserve Bank, then such payment shall be credited against the applicable Note of the Agent in full payment of such deficiency advance and the Borrower shall be deemed to have borrowed the amount of such deficiency advance from such other Lender as of the most recent date or dates, as the case may be, upon which any payments of interest were made by the Borrower thereon.

         2.15 USE OF PROCEEDS. The proceeds of the Loans made pursuant to the Revolving Credit Facility and the Swing Line shall be used by the Borrower for working capital and general corporate needs of the Borrower and its Subsidiaries and shall in no event be used to (a) prepay any portion of the Subordinated Debt or (b) finance any Acquisition that is approved by less than a majority of the Board of Directors or other governing body of the Person to
be so   acquired as of the date of such Acquisition.

         2.16 ADDITIONAL FEES. In addition to any fees described above, the Borrower agrees to pay to the Agent and NationsBank such other fees as may be agreed to in a separate writing or writings.

                                  ARTICLE III

                               LETTERS OF CREDIT

         3.01 LETTERS OF CREDIT. NationsBank agrees, subject to the terms and conditions of this Agreement, upon request and for the account of Borrower, to issue from time to time Letters of Credit upon delivery to NationsBank of an Application and Agreement for Letter of Credit in form and content acceptable to NationsBank; provided, that the Letter of Credit Outstandings shall not exceed the Total Letter of Credit Commitment. No Letter of Credit shall be issued by NationsBank with an expiry date or payment date occurring subsequent to the fifth Business Day preceding the Revolving Credit Termination Date. NationsBank shall not be required to issue any Letter of Credit if, immediately after giving effect thereto, the sum of all Outstandings would exceed the Total Revolving Credit Commitment; provided that the Letters of Credit previously issued may remain outstanding until their respective expiry dates.

         3.02 REIMBURSEMENT. (a) The Borrower hereby unconditionally agrees immediately to pay to NationsBank on demand at the Principal Office all amounts required to pay all drafts drawn and honored under Letters of Credit and all reasonable expenses incurred by NationsBank in connection with Letters of Credit and in any event and without demand to place in possession of NationsBank sufficient funds to pay all debts and liabilities arising under any Letter of Credit; provided that to the extent permitted by Section 2.01(c)(iv) hereof, such amounts shall be paid pursuant to Advances. The Borrower's obligation to pay NationsBank under this Section 3.02, and NationsBank's right to receive such payment, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including without limitation the unavailability of any Advance. NationsBank agrees to give the Borrower prompt written notice of any request for a draw under a Letter of Credit. In the event an Advance is not available, NationsBank may charge any account the Borrower may have with it for any and all amounts NationsBank pays under a Letter of Credit, plus charges and reasonable expenses as from time to time agreed to by NationsBank and the Borrower. The Borrower agrees to pay

NationsBank interest on any amounts not paid when due hereunder at the Default Rate from the date such amount was due and payable to the date such amount is paid in full.

         (b) In accordance with the provisions of Section 2.01(c) hereof, NationsBank shall notify the Agent (and shall also notify the Borrower) of any drawing under any Letter of Credit as promptly as practicable following the receipt by NationsBank of such drawing.

         (c) Each Lender (other than NationsBank) shall automatically acquire on the date of issuance thereof a Participation in the liability of NationsBank in respect of each Letter of Credit in an amount equal to such Lender's Applicable Commitment Percentage of such liability, and to the extent that the Borrower is obligated to pay NationsBank under Section 3.02(a), each Lender (other than NationsBank) thereby shall, as hereinafter described, absolutely, unconditionally and irrevocably assume, and shall be unconditionally obligated to pay to NationsBank, its Applicable Commitment Percentage of the liability of NationsBank under such Letter of Credit.

                 (i) Prior to the Revolving Credit Termination Date, each Lender (other than NationsBank) shall, subject to the terms and conditions of Article II, make a Revolving Credit Loan bearing interest at the Base Rate to the Borrower by paying to the Agent for the account of NationsBank at the Principal Office in Dollars and in immediately available funds an amount equal to its Applicable Commitment Percentage of any Reimbursement Obligation, all as described in and pursuant to Section 2.01(c).

             (ii) With respect to drawings under any Letter of Credit for which a Revolving Credit Loan is not made as set forth in clause
         (i) above, each Lender (other than NationsBank), upon receipt from the Agent of notice of a drawing in the manner described in Section 2.01(c), shall promptly pay to the Agent for the account of NationsBank, prior to the applicable time set forth in Section 2.01(c), its Applicable Commitment Percentage of such drawing. Simultaneously with the making of each such payment by a Lender to the Agent for the account of NationsBank, such Lender shall, automatically and without any further action on the part of NationsBank or such Lender, acquire a Participation in an amount equal to such payment (excluding the portion thereof constituting interest) in the related Reimbursement Obligation of the Borrower.

            (iii) Each Lender's obligation to make payment to the Agent for the account of NationsBank pursuant to this Section 3.02(c), and the right of NationsBank to receive the same, shall be made without any offset, abatement, withholding or reduction whatsoever. If any Lender is obligated to pay but does not pay amounts to the Agent for the account of NationsBank in full upon such request as required by this Section 3.02(c), such Lender shall, on demand, pay to the Agent for the account of

         NationsBank interest on the unpaid amount for each day during the period commencing on the date of notice given to such Lender pursuant to Section 2.01(c) until such Lender pays such amount to the Agent for the account of NationsBank in full at the interest rate per annum for overnight borrowing by NationsBank from the Federal Reserve Bank.

             (iv) In the event the Lenders have purchased Participations in any Reimbursement Obligation as set forth in clause
         (ii) above, then at any time payment of such Reimbursement Obligation, in whole or in part, is received by NationsBank as issuer of the Letter of Credit from the Borrower, NationsBank shall pay to each Lender an amount equal to its Applicable Commitment Percentage of such payment from the Borrower.

         (d) Promptly following the end of each calendar quarter, NationsBank shall deliver to the Agent, and the Agent shall deliver to each Lender, a notice describing the aggregate undrawn amount of all Letters of Credit at the end of such quarter. Upon the request of any Lender from time to time, NationsBank shall deliver to the Agent, and the Agent shall deliver to such Lender, any other information reasonably requested by such Lender with respect to Letter of Credit Outstandings.

         (e) The issuance by NationsBank of each Letter of Credit shall, in addition to the conditions precedent set forth in Section 6.01 hereof, be subject to the conditions that such Letter of Credit be in such form and contain such terms as shall be reasonably satisfactory to NationsBank consistent with the then current practices and procedures of NationsBank with respect to similar letters of credit, and the Borrower shall have executed and delivered such other instruments and agreements relating to such Letters of Credit as NationsBank shall have reasonably requested consistent with such practices and procedures. All Letters of Credit shall be issued pursuant to and subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500 and all subsequent amendments and revisions thereto.

         (f) The Borrower agrees that NationsBank may, in its sole discretion, accept or pay, as complying with the terms of any Letter of Credit, any drafts or other documents otherwise in order which may be signed or issued by an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, attorney in fact or other legal representative of a party who is authorized under such Letter of Credit to draw or issue any drafts or other documents.

         (g) Without duplication of Section 12.10 hereof, the Borrower hereby agrees to defend, indemnify and hold harmless NationsBank, each other Lender and the Agent from and against any and all claims and damages, losses, liabilities, reasonable costs and expenses which NationsBank, such other Lender or the Agent may incur (or which may be claimed against NationsBank, such other Lender or the Agent) by any Person by reason of or in connection with the issuance or transfer of or payment or failure to pay under any Letter of Credit; provided that the Borrower shall not be required to indemnify NationsBank, any other Lender or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by the willful misconduct or gross negligence of the party to be indemnified. The provisions of this Section 3.02(g) shall survive repayment of the Obligations, the occurrence of the Revolving Credit Termination Date, and expiration or termination of this Agreement.

         (h) Without limiting Borrower's rights as set forth in Section 3.02(g) above, the obligation of the Borrower to immediately reimburse the Agent for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit and the related Applications and Agreements for Letters of Credit, notwithstanding the following circumstances:

                 (i) any lack of validity or enforceability of the Letter of Credit, the obligation supported by the Letter of Credit or any other agreement or instrument relating thereto (collectively, the "Related Documents");

                (ii) any amendment or waiver of or any consent to or departure from all or any of the Related Documents;

               (iii) the existence of any claim, setoff, defense or other rights which the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), Agent, Lenders or any other Person, whether in connection with the Loan Documents, the Related Documents or any unrelated transaction;

                (iv) any breach of contract or other dispute between the Borrower and any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom such beneficiary or any such transferee may be acting), Agent, Lenders or any other Person;

                 (v) any draft, statement or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

             (vi) any delay, extension of time, renewal, compromise or other indulgence or modification granted or agreed to by Agent, with or without notice to or approval by the Borrower in respect of any of Borrower's Obligations under this Agreement; or

            (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

         3.03 LETTER OF CREDIT FEE. The Borrower agrees to pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, quarterly in arrears on the last Business Day of each December, March, June and September, beginning December 1994, a fee per annum equal to
(i) for each Standby Letter of Credit and Direct Pay Letter of Credit, the product of the average daily amount available to be drawn on such Standby Letter of Credit or Direct Pay Letter of Credit during such fiscal quarter multiplied by the Applicable Margin with respect thereto and (ii) for each Commercial Letter of Credit, the product of the stated amount of such Commercial Letter of Credit outstanding during any portion of such fiscal quarter multiplied by one-eighth of one percent (.125%). Such fees shall be calculated on the basis of a year of 360 days for the actual number of days during which such Letters of Credit are outstanding.

         3.04 ADMINISTRATIVE FEES. The Borrower shall pay to NationsBank such administrative fee and other fees, if any, in connection with the Letters of Credit in such amounts and at such times as NationsBank and the Borrower shall agree from time to time.

                                   ARTICLE IV

                       THE DIRECT PAY LETTERS OF CREDIT;
                    PLEDGE OF FLEXIBLE TERM NOTES AND BONDS

         4.01 THE DIRECT PAY LETTERS OF CREDIT. NationsBank agrees, on the terms and conditions hereinafter set forth, to issue and deliver (i) the Hanover Direct LC in favor of the Note Trustee and (ii) the Hanover House LC in favor of the Bond Trustee in the amounts and with the expiration dates as set forth in Exhibits P and Q, respectively, unless extended pursuant to the terms of this Agreement. Unless otherwise provided in this Article IV, all of the provisions of Article III hereof shall apply to the Direct Pay Letters of Credit.

         4.02 ISSUING THE DIRECT PAY LETTERS OF CREDIT. The Direct Pay Letters of Credit shall be issued on at least five Business Days' notice from the Borrower to NationsBank specifying the proposed date of issuance. On the date specified by the Borrower in such notice and upon fulfillment of the applicable conditions set forth in Article III hereof and this Article IV, NationsBank will issue and deliver (i) the Hanover Direct LC to the Note Trustee and (ii) the Hanover House LC to the Bond Trustee

(respectively, the "L/C Issuance Date"). The Direct Pay Letters of Credit shall be issued in substantially the forms of Exhibits P and Q hereto. NationsBank agrees that any and all payments made under the Direct Pay Letters of Credit will be made with NationsBank's own funds.

         4.03 FEES AND EXPENSES. The Borrower agrees to pay, in connection with the Direct Pay Letters of Credit, fees and expenses in accordance with Sections 3.03 and 3.04 of this Agreement. Without limiting any other right or remedy available to NationsBank in consequence thereof, any amount of such fees or expenses payable by the Borrower to NationsBank which is not paid when due shall bear interest, from the date such amount of fees was due until the date of payment in full, at the Default Rate, payable on the first to occur of the date of payment in full of such amount or demand by NationsBank.

         4.04 REIMBURSEMENT; AMOUNTS PAID IN ADVANCE OF DATE WHEN DUE. The Borrower agrees to pay NationsBank in accordance with the terms of Section 3.02 hereof. Notwithstanding any language in Article III to the contrary, in the case of the Hanover House LC, the Borrower may not reimburse NationsBank prior to the honoring of a drawing under the Hanover House LC.

         4.05 TENDER ADVANCES. If NationsBank shall make any payment of that portion of the purchase price corresponding to principal of the Flexible Term Notes or the Bonds from amounts drawn under the Direct Pay Letter of Credit pursuant to a Purchase Drawing, such payment shall constitute a tender advance made by NationsBank to the Borrower on the date and in the amount of such payment, each such tender advance being a "Tender Advance". Notwithstanding any other provision hereof, the Borrower shall repay the unpaid amount of each Tender Advance, together with all unpaid interest thereon, on the earliest to occur of (i) such date as payment is made as provided in Section 4.07(b) hereof, (ii) the date upon which there shall occur an Event of Default which shall not have been waived, or (iii) the Revolving Credit Termination Date. The Borrower may prepay any such amounts on an earlier date as provided in
Section 4.07(a) hereof.

         4.06 INTEREST ON TENDER ADVANCES. The Borrower shall pay interest on the unpaid amount of each Tender Advance from the date of such Tender Advance until such amount is paid in full, at the same interest rate and upon the same terms as applied to Advances under Article II hereof, provided that the unpaid amount of any Tender Advance which is not paid when due pursuant to Section
4.05 hereof shall bear interest at the Default Rate, payable on demand and on the date such amount is paid in full.

         4.07 PREPAYMENTS; REINSTATEMENT OF LETTER OF CREDIT AMOUNTS; DELIVERY OF BONDS UPON PURCHASE OR CONVERSION.

         (a) The Borrower may prepay the outstanding amount of any Tender Advance, in whole or in part, together with accrued interest to the date of such prepayment on the amount prepaid. The Borrower shall notify NationsBank on the date of such prepayment of the amount to be prepaid, which notice shall be given prior to such payment.

         (b) Prior to or simultaneously with the resale of the Flexible Term Notes or the Bonds acquired by the Tender Agent with the proceeds of one or more draws under the Hanover Direct LC or the Hanover House LC by one or more Purchase Drawings, the Borrower shall repay the then outstanding Tender Advances (in the order in which they were made) by paying to NationsBank an amount equal to the sum of (i) the portion of the purchase price corresponding to the aggregate principal amount of the Flexible Term Notes or Bonds being resold or to be resold, plus (ii) the aggregate amount of accrued and unpaid interest on such Tender Advances. In making any such repayment, the Borrower shall designate whether the repayment is to be applied to the Hanover Direct LC or the Hanover House LC; provided, however, that to the extent such a repayment is being made simultaneously with respect to both the Hanover Direct LC and the Hanover House LC, repayments of Tender Advances shall be applied first to draws under the Hanover House LC. Such payment shall be applied by NationsBank in reimbursement of such drawings (and as prepayment of Advances resulting from such drawings in the manner described above), and the Borrower irrevocably authorizes NationsBank to reinstate the Hanover Direct LC or the Hanover House LC, as the case may be, in accordance therewith. As provided in Section 3.08(a)(4) of the Indenture, Bonds purchased with funds obtained by a drawing on the Hanover House LC shall not be remarketed until NationsBank notifies the Bond Trustee by telephone or telex, promptly confirmed in writing, that the amount available to be drawn on the Hanover House LC will be reinstated by the amount of such funds simultaneously with the release of the Bonds held under pledge.

         (c) The Borrower agrees that, pursuant to the provisions of the Note Agreement, Flexible Term Notes purchased with proceeds of a Purchase Drawing under the Hanover Direct LC shall be (i) registered by the Note Trustee and the Securities Depositary in the name of the Note Trustee, as agent and bailee of NationsBank, expressly subject to the pledge in favor of NationsBank, and deemed held by the Note Trustee as agent and bailee for the account of NationsBank and (ii) at NationsBank's election in the event Flexible Term Notes shall be certificated, delivered by the Tender Agent to NationsBank or its designee, in either case, to be held by NationsBank or its agent, bailee or designee in pledge as collateral securing the Borrower's payment obligations to NationsBank hereunder. Flexible Term Notes so delivered to or deemed held by NationsBank or its designee shall be registered in the name of the Note Trustee, as agent and bailee of NationsBank, expressly subject to the pledge in favor of NationsBank, as pledgee of the Borrower, as provided for in Section 4.11 hereof.

         (d) The Borrower agrees that, pursuant to the provisions of the Indenture, Bonds purchased with proceeds of a Purchase Drawing under the Hanover House LC shall be (i) registered by the Bond Trustee in the name of NationsBank, expressly subject to the pledge in favor of NationsBank, and (ii) at NationsBank's election in the event Bonds shall be certificated, delivered by the Tender Agent to NationsBank or its designee, in either case, to be held by NationsBank or its agent, bailee or designee in pledge as collateral securing the Borrower's payment obligations to NationsBank hereunder. Bonds so delivered to or deemed held by NationsBank or its designee shall be registered in the name of NationsBank, as pledgee of the Borrower.

         (e) Outstanding Tender Advances may be prepaid at any time by or on behalf of the Borrower on notice from the Borrower or its designee directing NationsBank to deliver Flexible Term Notes or Bonds held by NationsBank or its designee to the Tender Agent for sale pursuant to the Note Agreement or Indenture, and specifying the principal amount of Flexible Term Notes or Bonds to be sold, which notice may be given by telephone (promptly confirmed in writing) but which shall not be effective unless received by NationsBank prior to 11:00 A.M. (Charlotte, North Carolina time) on the day of the proposed prepayment referred to above. In addition, the Borrower shall, forthwith, prepay or cause to be prepaid pursuant to subsection (a) of this Section
4.07 any amount owing to NationsBank as a result of any Tender Advance for the purpose of paying the purchase price of any Flexible Term Note or Bond delivered to the Tender Agent, if (i) the Tender Agent failed, for any reason, to pay or tender payment of the purchase price of such Flexible Term Note or Bond when due to or for the account of the Person entitled thereto and such failure is continuing, and so long as NationsBank is acting as the Remarketing Agent is due to the failure of the Remarketing Agent to resell the Flexible Term Notes as provided in the Remarketing Agreement, or (ii) any Person (other than NationsBank) shall assert that such Person has a Lien on or security interest against such Flexible Term Note or Bond. Upon payment to NationsBank of the amount of such Tender Advance to be prepaid pursuant to the next preceding sentence of this subsection (c), together with accrued interest on such Advance to the date of such prepayment on the amount to be prepaid, the principal amount outstanding of Tender Advances shall be reduced by the amount of such prepayment, interest shall cease to accrue on the amount prepaid and NationsBank shall release or cause to be released to the Tender Agent, in accordance with the terms of the Note Agreement or the Indenture, a principal amount of Flexible Term Notes or Bonds, as the case may be, then held under pledge equal to the principal amount of such prepayment.

         4.08  PAYMENTS AND COMPUTATIONS.  Except as otherwise stated in this
Article IV , payments and computation of amounts to be paid by the Borrower in connection with drawings under the Direct Pay Letters of Credit shall be made in accordance with Articles II and III hereof.

         4.09 EVIDENCE OF DEBT. NationsBank shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower resulting from each drawing under the Direct Pay Letters of Credit and each Tender Advance made from time to time hereunder and the amounts of principal, interest and fees payable and paid from time to time hereunder. In any legal action or proceeding in respect of this Agreement, the entries made in such account or accounts shall be conclusive evidence of the existence and amounts of the obligations of the Borrower therein recorded, absent manifest error.

         4.10 OBLIGATIONS ABSOLUTE. The payment obligations of the Borrower under this Agreement shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following circumstances:

                  (i) any lack of validity or enforceability of the Hanover Direct LC, the Hanover House LC, the Flexible Term Notes, the Bonds, the Note Agreement, the Indenture, the Remarketing Agreement, the Placement Agreement or any other agreement or instrument relating to any of the foregoing (collectively, the "Related Documents") unless the invalidity or unenforceability of any of the Related Documents is directly caused by the gross negligence or willful misconduct of NationsBank;

                 (ii) any amendment or waiver of or any consent to departure from all or any of the Related Documents (unless consented to in writing by NationsBank);

                (iii) the existence of any claim, set-off, defense (other than the defense of payment) or other right which the Borrower may have at any time against the Note Trustee, the Bond Trustee or any other beneficiary, or any transferee, of the Direct Pay Letters of Credit (or any persons or entities for whom the Note Trustee or the Bond Trustee, any such beneficiary or any such transferee may be acting), NationsBank, or any other person or entity, whether in connection with this Agreement, the transactions contemplated herein or in the Related Documents, or any unrelated transaction;

                 (iv) any statement, certification or other document presented under the Direct Pay Letters of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; and

         (v) payment by NationsBank under either of the Direct Pay Letters of Credit against presentation of a draft or certificate which does not comply with the terms of the respective Direct Pay Letter of Credit;

         provided that such payment shall not have constituted gross negligence or willful misconduct of NationsBank.

         4.11 REGISTRATION AND DELIVERY OF FLEXIBLE TERM NOTES UPON PURCHASE OR CONVERSION. The Borrower hereby agrees to cause the Tender Agent, in accordance with the terms of the Note Agreement, to cause Flexible Term Notes purchased with the proceeds of any drawing under the Hanover Direct LC to be registered by the Note Trustee and the Securities Depositary in the name of the Note Trustee, as agent and bailee of NationsBank, expressly subject to the pledge thereof in favor of NationsBank as pledgee of the Borrower, and if such Flexible Term Notes are evidenced by certificated instruments, to be delivered to NationsBank or its designee (including the Note Trustee as agent and bailee for NationsBank) to be held by NationsBank in pledge as collateral securing the Borrower's payment obligations hereunder. Upon payment to NationsBank of the amount of such drawings, together with accrued interest, if any, on such amount, calculated at the Default Rate, to the date of payment, or upon written notice to the Note Trustee that NationsBank has reinstated the Hanover Direct LC with respect to Flexible Term Notes purchased with proceeds of such drawings, NationsBank shall release to the Tender Agent, in accordance with the terms of the Note Agreement, a principal amount of Flexible Term Notes, if any, then held under the pledge equal to the amount of such payment corresponding to the principal portion of such Flexible Term Notes.

         4.12 EXTENSION OF THE STATED TERMINATION DATE. Not earlier than the second anniversary of the L/C Issuance Date of either of the Direct Pay Letters of Credit and at least two hundred ten days before the respective Stated Termination Dates, the Borrower may request NationsBank in writing to extend the respective Stated Termination Date for one year for purposes of this Agreement and the Letter of Credit, provided , that the Stated Termination Dates as extended pursuant to this Section 4.12 shall in no event extend beyond the Revolving Credit Termination Date. If the Borrower shall make such a request, NationsBank shall, on or before the date one hundred fifty days preceding the Stated Termination Date, notify the Borrower in writing whether or not NationsBank will extend the Stated Termination Date and, if NationsBank does so elect, the conditions of such extension (including conditions relating to legal documentation and pricing, such as fees for renewal and drawings). If NationsBank shall not so notify the Borrower, NationsBank shall be deemed to have not consented to such request. All requests and notices made pursuant to this Section

4.12 shall also be delivered to the Note Trustee or the Bond Trustee, as the case may be.

         4.13 PLEDGE OF FLEXIBLE TERM NOTES AND THE BONDS. The Borrower hereby pledges, assigns, hypothecates, transfers and delivers to NationsBank all its right, title and interest to, and hereby grants to NationsBank a first lien on, and security interest in, all right, title and interest of the Borrower in and to the following (the "Pledged Collateral"):

         (a) all Flexible Term Notes which may from time to time have been purchased with proceeds of Purchase Drawings under the Hanover Direct LC (the "Pledged Notes");

         (b) all Bonds which may from time to time have been purchased with proceeds of Purchase Drawings under the Hanover House LC (the "Pledged Bonds") (provided, however, that the Pledged Bonds are subject to a Lien in favor of the Bond Trustee as provided in the Indenture);

         (c) all income, earnings, profits, interest, premium or other payments in whatever form in respect of the Pledged Notes and the Pledged Bonds; and

         (d) all proceeds (cash and non-cash) arising out of the sale, exchange, collection, enforcement or other disposition of all or any portion of the Pledged Notes or the Pledged Bonds;

as collateral security for the prompt and complete payment when due of all amounts due in respect of the Reimbursement Obligations of the Borrower set forth herein with respect to such Pledged Notes or Pledged Bonds (the "Secured Obligations"). Notwithstanding any language herein to the contrary, neither the Pledged Notes nor the Pledged Bonds nor the Pledged Collateral related to each respectively shall serve as collateral security for the other.

         Pledged Notes shall be registered, held and released from this pledge pursuant to the provisions of this Article IV , Section 3.08(d) of the Note Agreement, Section 3.08 of the Indenture or as otherwise directed by NationsBank.

         In the event that the Borrower shall fail to pay any amount when due hereunder with respect to the Pledged Notes or the Pledged Bonds, NationsBank, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Borrower or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof. Upon such event, NationsBank may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Pledged Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of NationsBank's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. NationsBank shall have the right upon any such sale or sales, public or private, to purchase the whole or any part of said Pledged Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby expressly waived or released. NationsBank shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Pledged Collateral or in any way relating to the rights of NationsBank hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Secured Obligations in such order as NationsBank may elect, the Borrower remaining liable for any deficiency remaining unpaid after such application. Only after so applying such net proceeds and after the payment by NationsBank of any other amount required by any provision of law, including, without limitation, Section 9-504(1) of the Uniform Commercial Code of the State of New York, will NationsBank need to account for the surplus, if any, to the Borrower. The Borrower agrees that NationsBank need not give more than ten days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to the Borrower if it has signed after default a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations, NationsBank shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York, except to the extent the remedial provisions of some other state laws are applicable.

         The Borrower covenants that the pledge, assignment and delivery of the Pledged Collateral hereunder will create a valid, perfected, first priority security interest in all right, title or interest of the Borrower in or to such Pledged Collateral, and the proceeds thereof, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Borrower which would include the Pledged Collateral. The Borrower covenants and agrees that it will defend NationsBank's right, title and security interest in and to the Pledged Collateral and the proceeds thereof against the claims and demands of all persons whomsoever unless the alleged invalidity or other title defect is caused by the gross negligence or willful misconduct of NationsBank.

         Pledged Notes or Pledged Bonds shall be released from the security interest created hereunder upon satisfaction of the Secured Obligations with respect to such Pledged Notes or Pledged Bonds, and restoration of the respective Direct Pay Letter of Credit in the amount of any drawing thereunder to satisfy the Secured Obligations.

         Notwithstanding anything to the contrary herein contained, no exercise of rights or remedies in respect of the Pledged Collateral shall constitute a novation, election or waiver of remedies, or satisfaction of the obligations of the Borrower hereunder or under the Related Documents.

         4.14 REDUCTION IN AVAILABLE AMOUNT OF HANOVER DIRECT LC. As provided in the Initial Hanover Direct LC and the Second Hanover Direct LC, the maximum amount available for drawing under such Letter of Credit in respect of
(i) Principal Drawings and Purchase Drawings and (ii) Interest Drawings, shall without further action or notice, on each of the dates set forth below, permanently reduce (without right of reinstatement) to the respective amounts set forth opposite each of such dates, if not earlier reduced to amounts at or below the respective amounts pursuant to the terms of such Letter of Credit:


                      Remaining      Remaining
                      Principal      Interest
Effective Date         Drawing       Drawing         Remaining
of Reduction           Amount          Amount        Commitment
--------------        ---------      ---------       ----------
October 1, 1996      $9,500,000       $138,541        $9,638,541

October 1, 1997      $9,000,000       $131,249        $9,131,249

In the event the Stated Termination Date of either the Initial Hanover Direct LC or the Second Hanover Direct LC, or both, is extended pursuant to Section 4.12 hereof, any permanent reduction in amounts available shall occur as set forth in the respective amendments to such Letters of Credit providing for such extension.

                                   ARTICLE V

                        YIELD PROTECTION AND ILLEGALITY

         5.01 ADDITIONAL COSTS. (a) The Borrower shall promptly pay to the Agent for the account of a Lender from time to time, without duplication, such amounts as such Lender may reasonably determine to be necessary to compensate it for any costs incurred by such Lender attributable to its making or maintaining any Loan or its obligation to make any Loans, or the issuance or maintenance by NationsBank of or any other Lender's Participation in any Letter of Credit issued hereunder, or any reduction in any amount receivable by such Lender under this Agreement, the Notes or the Letters of Credit in respect of any of such Loans or such obligation or the

Letters of Credit, including reductions in the rate of return on a Lender's capital (such increases in costs and reductions in amounts receivable and returns being herein called "Additional Costs"), resulting from any Regulatory Change which (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or the Notes in respect of any of such Loans or Letters of Credit (other than taxes imposed on or measured by the income, revenues or assets of any Lender); or (ii) imposes or modifies any reserve, special deposit, or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (other than any such reserve, deposit or requirement reflected in the LIBOR Base Rate computed in accordance with the definition of such term set forth in
Section 1.01 hereof); or (iii) has or would have the effect of reducing the rate of return on capital of any such Lender to a level below that which the Lender could have achieved but for such Regulatory Change (taking into consideration such Lender's policies, or policies of the parent corporation of such Lender, with respect to capital adequacy); or (iv) imposes any other condition not set forth in clauses (i), (ii) or (iii) above which adversely affects the amounts which would have been received by the Agent or the Lenders but for such Regulatory Change under this Agreement or the Notes or in connection with or as a result of the issuance or maintenance of, or any Lender's Participation in, the Letters of Credit. Each Lender will notify the Authorized Representative and the Agent of any event occurring after the Closing Date which would entitle it to compensation pursuant to this Section 5.01(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation.

         (b)     Without limiting the effect of the foregoing provisions of this
Section 5.01, in the event that, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of the Lender which includes deposits by reference to which the interest rate on LIBOR Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of any Lender which includes LIBOR Loans or
(ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if the Lender so elects by notice to the Agent (which shall promptly deliver such notice to the other Lenders), the obligation hereunder of such Lender to make and continue, and to convert Base Rate Loans into, LIBOR Loans that are the subject of such restrictions shall be suspended until the date such Regulatory Change ceases to be in effect and the Borrower shall, on the last day(s) of the then current Interest Period(s) for outstanding LIBOR Loans convert such LIBOR Loans into Base Rate Loans; provided, however, that the suspension of such obligation and the conversion of any LIBOR Loans into Base Rate Loans shall apply only to any Lender who is affected by such restrictions and who has provided such notice to the other Lenders, and the obligation of the other Lenders to make, and to convert Base Rate

Loans into, LIBOR Loans shall not be affected by such restrictions. In the event that the obligation of some, but not all of the Lenders to make, or to convert Base Rate Loans into, LIBOR Loans is suspended, then any request by the Borrower during the pendency of such suspension for a LIBOR Loan shall be deemed a request for such LIBOR Loan from the Lender(s) not subject to such suspension and for a Base Rate Loan from the Lender(s) who are subject to such suspension, in each case in the respective amounts based on the Lenders' respective Applicable Commitment Percentages.

         (c)     Reasonable determinations by any Lender for purposes of this
Section 5.01 of the effect of any Regulatory Change on its costs of making or maintaining, or being committed to make, Loans or by NationsBank as issuer of any Letter of Credit of the effect of any Regulatory Change on its costs in connection with the issuance or maintenance of, or any other Lender's Participation in, any Letter of Credit issued hereunder, or on amounts receivable by any Lender in respect of Loans or Letters of Credit, and of the additional amounts required to compensate the Lender in respect of any Additional Costs, shall be made taking into account such Lender's policies, or the policies of the parent corporation of such Lender, as to the allocation of capital, costs and other items and shall be conclusive absent manifest error. The Lender requesting such compensation shall furnish to the Authorized Representative and the Agent an explanation of the Regulatory Change and calculations, in reasonable detail, setting forth such Lender's determination of any such Additional Costs.

         5.02 SUSPENSION OF LOANS. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any interest rate for any LIBOR Loan for any Interest Period, the Agent determines (which determination shall be conclusive absent manifest error) that:

                 (a) quotations of interest rates for the relevant deposits referred to in the definition of LIBOR Rate in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for such LIBOR Loan as provided in this Agreement; or

                 (b) the relevant rates of interest referred to in the definition of "LIBOR Base Rate" in Section 1.01 hereof upon the basis of which the LIBOR Rate for such Interest Period is to be determined do not adequately reflect the cost to the Lenders of making or maintaining such LIBOR Loan for such Interest Period;

then the Agent shall give the Authorized Representative prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make LIBOR Loans that are subject to such condition, or to convert Loans into LIBOR Loans, and the Borrower shall on the last day(s) of the then current Interest Period(s) for outstanding LIBOR Loans convert such LIBOR Loans into Base Rate Loans. The Agent shall give the Authorized Representative notice describing any event or condition described in this Section 5.02 promptly following the determination by the Agent that the availability of LIBOR Loans is, or is to be, suspended as a result thereof.

         5.03 ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender to honor its obligation to make or maintain LIBOR Loans hereunder, then such Lender shall promptly notify the Borrower thereof (with a copy to the Agent) and such Lender's obligation to make or continue LIBOR Loans, or convert Base Rate Loans into LIBOR Loans, shall be suspended until such time as such Lender may again make and maintain LIBOR Loans, and such Lender's outstanding LIBOR Loans shall be converted into Base Rate Loans in accordance with Section 2.12 hereof. In the event that the obligation of some, but not all of the Lenders to make, or to convert Base Rate Loans into LIBOR Loans is suspended, then any request by the Borrower during the pendency of such suspension for a LIBOR Loan shall be deemed a request for such LIBOR Loan from the Lender(s) not subject to such suspension and for a Base Rate Loan from the Lender(s) who are subject to such suspension, in each case in the respective amounts based on the Lenders' respective Applicable Commitment Percentages.

         5.04 COMPENSATION. The Borrower shall promptly pay to each Lender, upon the request of such Lender, such amount or amounts as shall be sufficient (in the reasonable determination of such Lender) to compensate it for any loss, cost or expense incurred by it as a result of:

                 (a) any payment, prepayment or conversion of a LIBOR Loan on a date other than the last day of the Interest Period for such LIBOR Loan, including without limitation any conversion required pursuant to this Article V ; or

                 (b) any failure by the Borrower to borrow a LIBOR Loan or convert a Base Rate Loan into a LIBOR Loan on the date for such borrowing or conversion specified in the relevant Borrowing Notice or Interest Rate Selection Notice under Article II hereof;

such compensation to include, without limitation, an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal amount so paid, prepaid or converted or not borrowed for the period from the date of such payment, prepayment or conversion or failure to borrow or convert to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow or convert, the Interest Period for such Loan which would have commenced on the date scheduled for such borrowing or conversion) at the applicable rate of interest for such LIBOR Loan provided for herein over
(ii) the LIBOR Base Rate (as reasonably determined by the Agent) for Dollar deposits of amounts comparable to such principal amount and maturities comparable to such period. A good faith determination of a Lender as to the amounts payable pursuant to this Section 5.04 shall be conclusive absent manifest error. The Lender requesting compensation under this Section 5.04 shall furnish to the Authorized Representative and the Agent calculations in reasonable detail setting forth such Lender's determination of the amount of such compensation.

         5.05 ALTERNATE INTEREST RATE. In the event any Lender suspends the making of any LIBOR Loan pursuant to this Article V (a "Restricted Lender"), the Restricted Lender's Applicable Commitment Percentage of any LIBOR Loan shall bear interest at the Base Rate until the Restricted Lender once again makes available the applicable LIBOR Loan. Notwithstanding the provisions of Section 2.04(b) , interest shall be payable to the Restricted Lender at the time and in the manner paid to those Lenders making available LIBOR Loans.

         5.06 TAXES. (a) All payments by the Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future excise, stamp or other taxes, fees, duties, levies, imposts, charges, deductions, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding (i) franchise taxes, (ii) any taxes other than withholding taxes,
(iii) taxes that would be imposed as a result of a connection between a Lender or the Agent and the jurisdiction imposing such taxes (other than a connection arising solely by virtue of the activities of such Lender or the Agent pursuant to or in respect of this Agreement or any other Loan Document), (iv) any taxes which become payable as a result of a failure by any Person to comply with its obligations set forth in Section 5.06(b) or which would not have been imposed but for (A) a sale, assignment, grant of a participation, or any other transfer or disposition of any interest in this Agreement or any other Loan Document or
(B) a change by a Lender of the Lending Office of such Lender designated on the signature pages herein or in an Assignment and Acceptance, and (v) any taxes imposed on or measured by any Lender's assets, net income, receipts or branch profits (such non-excluded items being collectively called "Taxes"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower shall:

                 (A) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                 (B) if requested by the Agent, promptly forward to the Agent an official receipt or other documentation reasonably satisfactory to the Agent evidencing such payment to such authority; and

                 (C) pay to the Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

         (b) Prior to the date that any Lender or participant organized under the laws of a jurisdiction outside the United States becomes a party hereto, such Person shall deliver to the Borrower and the Agent such certificates, documents or other evidence, as required by the Code, properly completed, currently effective and duly executed by such Lender or participant establishing that such payment is (i) not subject to United States Federal backup withholding tax and (ii) not subject to United States Federal withholding tax under the Code because such payment is either effectively connected with the conduct by such Lender or participant of a trade or business in the United States or totally exempt from United States Federal withholding tax by reason of the application of the provisions of a treaty to which the United States is a party or such Lender is otherwise exempt.

         (c) If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Lender, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 5.06, a distribution hereunder by the Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrower.

                                   ARTICLE VI

                     CONDITIONS TO MAKING LOANS AND ISSUING
                               LETTERS OF CREDIT

         6.01 CONDITIONS OF INITIAL ADVANCE AND ISSUANCE OF LETTERS OF CREDIT. The obligation of the Lenders to make the initial Advance and of NationsBank to issue the Letters of Credit is subject to the conditions precedent that the Agent shall have received on or before the Closing Date, in form and substance satisfactory to the Agent and Lenders, the following:

                 (a) executed originals of each of this Agreement, the Notes, the Guaranty and the other Loan Documents, together with all schedules and exhibits thereto;

                 (b) executed originals of the $20,000,000 Credit Facility Documents;

                 (c) favorable written opinion of counsel to the Borrower and the Guarantors dated the Closing Date, addressed to the Agent and the Lenders and reasonably satisfactory to Smith

         Helms Mulliss & Moore, L.L.P., special counsel to the Agent, substantially in the form of Exhibit K attached hereto and incorporated herein by reference;

                 (d) resolutions of the board of directors or other appropriate governing body (or of the appropriate committee thereof) of the Borrower, certified by its secretary or assistant secretary or other appropriate officer as of the Closing Date, appointing the initial Authorized Representative and approving and adopting the Loan Documents to be executed by such Person, and authorizing the execution, delivery and performance thereof;

                 (e) resolutions of the board of directors or other appropriate governing body (or of the appropriate committee thereof) of each Guarantor, certified by its secretary or assistant secretary or other appropriate officer as of the Closing Date approving and adopting the Loan Documents to be executed on behalf of such Guarantor and authorizing the execution, delivery and performance thereof;

                 (f) specimen signatures of officers of the Borrower executing the Loan Documents on behalf of the Borrower, certified by the secretary or assistant secretary or other appropriate officer of the Borrower;

                 (g) specimen signatures of officers of each Guarantor executing the Loan Documents on behalf of such Guarantor, certified by the secretary or assistant secretary or other appropriate officer of such Guarantor;

                 (h) the charter documents of each of the Borrower and the Guarantors certified as of a recent date by the Secretary of State or other appropriate Governmental Authority of its jurisdiction of incorporation;

                 (i) the by-laws of each of the Borrower and the Guarantors certified as of the Closing Date as true and correct by its secretary or assistant secretary;

                 (j) with respect to the Borrower and each Guarantor, certificates issued as of a recent date by the Secretary of State or other appropriate Governmental Authority of its jurisdiction of incorporation as to its due existence and good standing therein;

                 (k) with respect to the Borrower and each Guarantor, appropriate certificates of qualification to do business, good standing and, where appropriate, authority to conduct business under assumed name, issued as of a recent date by the Secretary of State or other appropriate Governmental Authority of each jurisdiction in which the failure to be qualified to do business or authorized so to conduct business could result in a Material Adverse Effect;

                 (l) notice of appointment of the initial Authorized Representative of the Borrower in the form of Exhibit C hereto;

                 (m) certificate of an Authorized Representative dated the Closing Date demonstrating compliance with the financial covenants contained in Sections 9.01 and 9.02 , all as of the immediately preceding Determination Date, substantially in the form of Exhibit L attached hereto;

                 (n) evidence of insurance required by the Loan Documents other than policies for director and officer indemnification insurance and immaterial policies issued to Subsidiaries;

                 (o)      copies of all documents evidencing the Subordinated
         Debt;

                 (p) evidence reasonably satisfactory to the Agent of repayment of all Indebtedness of the Borrower outstanding under, and evidence of termination of, that certain Second Amended and Restated Loan and Security Agreement dated as of October 27, 1993 by and among the Borrower (successor to Hanover Direct Pennsylvania, Inc.), Congress Financial Corporation and certain Subsidiaries, as amended to date;

                 (q) UCC-3 Termination Statements executed on behalf of Congress Financial Corporation, in form and number satisfactory to the Agent, sufficient upon filing by the Agent in the appropriate offices to terminate all security interests granted by the Borrower or any of its Subsidiaries to Congress Financial Corporation;

                 (r)      an initial Borrowing Notice;

                 (s) all fees payable by the Borrower on the Closing Date to the Agent, NationsBank and the Lenders; and

                 (t) such other documents, instruments, certificates and opinions as the Agent or any Lender may reasonably request on or prior to the Closing Date in connection with the consummation of the transactions contemplated hereby.

         6.02 CONDITIONS OF LOANS. The obligations of the Lenders to make any Loans or to convert or continue the interest rates thereof pursuant to
Section 2.12 (other than any conversion required by Article V hereof), and NationsBank to make Swing Line Loans and to issue Letters of Credit hereunder, on or subsequent to the Closing Date are subject to the satisfaction of the following conditions:

                 (a) the Agent shall have received a notice of such borrowing or request as required by Article II hereof;

                 (b) the representations and warranties of the Borrower set forth in Article VII hereof and in each of the other Loan Documents shall be true and correct in all material respects on and as of the date of such Advance, conversion, continuation or issuance of such Letters of Credit, as the case may be, with the same effect as though such representations and warranties had been made on and as of such date, except (i) to the extent that such representations and warranties expressly relate to an earlier date, (ii) that the representations and warranties set forth in Section 7.01(d) and (e) shall be deemed to include and take into account any merger or consolidation permitted under Section 9.06 hereof, and (iii) that the financial statements referred to in Section 7.01(f)(i) shall be deemed to be those financial statements most recently delivered to the Agent and the Lenders pursuant to Section 8.01 hereof;

                 (c) in the case of the issuance of a Letter of Credit, Borrower shall have executed and delivered to NationsBank an Application and Agreement for Letter of Credit in form and content acceptable to NationsBank together with such other instruments and documents as it shall reasonably request;

                 (d) at the time of each such Advance, Swing Line Loan, conversion, continuation or issuance of each Letter of Credit, as the case may be, no Default or Event of Default shall have occurred and be continuing;

                 (e) immediately after giving effect to a Swing Line Loan, the aggregate Swing Line Outstandings shall not exceed $5,000,000;

                 (f) immediately after issuing any Letter of Credit, the aggregate Letter of Credit Outstandings shall not exceed the Total Letter of Credit Commitment;

                 (g) immediately after giving effect to any Loan or Letter of Credit, (i) Outstandings shall not exceed the Total Revolving Credit Commitment, and (ii) each Lender's Applicable Commitment Percentage of Loans and Participations shall not exceed its Revolving Credit Commitment; and

                 (h) notwithstanding Section 9.05 hereof, in the event the proceeds of such Advance are to be used to finance an Acquisition, the Agent and each Lender shall have received not less than fifteen (15) Business Days prior to the date such Advance is to be made:

                          (i) historical audited financial statements of the Person to be acquired for its two (2) most recently completed fiscal years, including a balance sheet as of the end of each such year and related statements of operations, cash flows and shareholders' equity for each such year (other than with respect to the Borrower's proposed Acquisitions of Regal Shop Ltd. and Joan Rivers Production Company, for which the Borrower shall deliver to the Agent and Lenders such financial statements as are available and in form and substance reasonably acceptable to the Agent);

                     (ii) a consolidated pro forma balance sheet of the Borrower and its Subsidiaries and related pro forma consolidated statement of operations, in each case giving effect to such Acquisition, as of the end of the most recently completed Fiscal Year and in form and substance reasonably acceptable to the Agent;

                    (iii) consolidated financial projections on a pro forma basis for the Borrower and its Subsidiaries giving effect to such Acquisition for the three-year period immediately following the consummation of such Acquisition, in form and substance reasonably acceptable to the Agent; and

                     (iv) a certificate of an Authorized Representative as to the absence of any Default or Event of Default and demonstrating compliance with Sections 9.01 and 9.02 of this Agreement, in each case for the most recently ended fiscal quarter after giving effect to such Acquisition on a pro forma basis;

         and in the event the Required Lenders shall fail to give written notice to the Borrower of any objection to the form or substance of such financial statements and certificate within ten (10) Business Days following receipt thereof, the same shall be deemed acceptable to the Agent and the Lenders. In addition, the Agent and the Lenders shall receive copies of the principal documents relating to such Acquisition, to the extent the same are available, together with the financial information described in clauses (i) through (iv) above or as soon thereafter as practicable.

                                  ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

         7.01 REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants with respect to itself and to its Subsidiaries (which representations and warranties shall survive the delivery of the documents mentioned herein and the making of Loans and issuance of Letters of Credit), that:

         (a)     ORGANIZATION AND AUTHORITY.

                  (i) the Borrower and each Subsidiary is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation or creation;

                 (ii) the Borrower and each Subsidiary (A) has the requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in the Loan Documents, and (B) is qualified to do business in every jurisdiction in which failure so to qualify would have a Material Adverse Effect;

                (iii) the Borrower has the power and authority to execute, deliver and perform this Agreement and the Notes, and to borrow hereunder, and to execute, deliver and perform each of the other Loan Documents to which it is a party; and

                 (iv) when executed and delivered, each of the Loan Documents to which the Borrower is a party will be the legal, valid and binding obligation or agreement, as the case may be, of the Borrower, enforceable against it in accordance with its respective terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity which may limit the availability of equitable remedies (whether in a proceeding at law or in equity);

         (b) LOAN DOCUMENTS. The execution, delivery and performance by the Borrower and each Guarantor of each of the Loan Documents to which it is a party:

                  (i) have been duly authorized by all requisite corporate action (including any required shareholder approval) of the Borrower or such Guarantor, as applicable, required for the lawful execution, delivery and performance thereof;

                 (ii) do not violate any provisions of (A) law, rule or regulation applicable to the Borrower or such Guarantor, (B) any order of any court or other agency of government binding on the Borrower or such Guarantor, or their respective properties, or (C) the charter documents, documents of organization or governance or by-laws of Borrower or such Guarantor, in each case, which violation could reasonably be expected to have a Material Adverse Effect;

                (iii) will not be in conflict with, result in a breach of or constitute an event of default, or an event which, with notice or lapse of time, or both, would constitute an event of default, under any indenture, agreement or other instrument to which Borrower or such Guarantor is a party or by which its properties or assets are bound which conflict, breach or event

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


         of default could reasonably be expected to have a Material Adverse Effect; and

               (iv) will not result in the creation or imposition of any Lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of Borrower or such Guarantor except any Liens in favor of the Agent and the Lenders created by the Loan Documents;

          (c) SOLVENCY. Borrower and each Guarantor (other than the Guarantors listed on Schedule 7.01(c) hereto) are Solvent after giving effect to the transactions contemplated by this Agreement and the other Loan Documents;

         (d) SUBSIDIARIES AND STOCKHOLDERS. Borrower has no Subsidiaries other than those Persons listed as Subsidiaries in Schedule 7.01(d) hereto, as the same may be hereafter amended; Schedule 7.01(d), as the same may be hereafter amended, states the authorized and issued capitalization of each Subsidiary listed thereon, the number of shares or other equity interests of each class of capital stock or interest issued and outstanding of each such Subsidiary and the number and/or percentage of outstanding shares or other equity interest (including options, warrants and other rights to acquire any interest) of each such class of capital stock or equity interest owned by the Borrower or by any such Subsidiary; the outstanding shares or other equity interests of each such Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable; and the Borrower and each such Subsidiary owns beneficially and of record all the shares and other interests it is listed as owning in Schedule 7.01(d), free and clear of any Lien other than Permitted Liens described in Section 9.04(ii) hereof;

         (e) OWNERSHIP INTERESTS. Borrower owns no interest in any Affiliate (excluding Subsidiaries) other than the Persons listed in Schedule 7.01(e) hereto, as the same may be hereafter amended;

         (f)     FINANCIAL CONDITION.

                 (i) The Borrower has heretofore furnished to the Agent audited consolidated balance sheets of the Borrower and its Subsidiaries as at January 1, 1994 and the notes thereto and the related consolidated statements of operations, cash flows, and shareholders' equity for the Fiscal Year then ended as examined and certified by Arthur Andersen & Co., and unaudited interim consolidated financial statements of Borrower and its Subsidiaries consisting of a consolidated balance sheet and related consolidated statements of earnings and cash flows, without notes, for and as of the six-month period ended July 2, 1994. Except as set forth therein, such financial statements (including the notes thereto) present fairly the financial condition of the Borrower and its Subsidiaries as of the end of such Fiscal Year and such six-month period and results of their operations and the changes in their shareholders' equity for such Fiscal Year and such six-month period, all in conformity with Generally Accepted Accounting Principles applied on a Consistent Basis (subject, in the case of the interim statements, to year-end adjustments and the absence or reduced scope of footnote disclosures);

             (ii) since January 1, 1994, there has not occurred any Material Adverse Effect, and the businesses, properties and operations of the Borrower and its Subsidiaries, considered as a whole, have not been materially adversely affected as a result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo or act of God;

            (iii) since January 1, 1994, except as set forth in the financial statements referred to in Section 7.01(f)(i) or in Schedule 7.01(f) or Schedule 7.01(j) attached hereto, or as permitted under
         Section 9.03 hereof, neither the Borrower nor any Subsidiary has incurred, other than in the ordinary course of business, any material Indebtedness or Contingent Obligations that remain outstanding or unsatisfied;

         (g) TITLE TO PROPERTIES. The Borrower and its Subsidiaries have title to all their respective owned real and personal properties, subject to no transfer restrictions or Liens of any kind, except for (i) the transfer restrictions and Liens described in Schedule 7.01(g) attached hereto, (ii) Liens permitted under Section 9.04 hereof, (iii) with respect to any personal property that constitutes a security, transfer restrictions imposed under Federal and state securities laws and regulations, and (iv) when the lack of title or the presence of such transfer restrictions could not reasonably be expected to have a Material Adverse Effect;

         (h) TAXES. Except as set forth in Schedule 7.01(h) attached hereto, the Borrower and its Subsidiaries have filed or caused to be filed all Federal, state, local and foreign tax returns which are required to be filed by them and which the failure to file could reasonably be expected to have a Material Adverse Effect and, except for taxes and assessments being contested in good faith by appropriate proceedings diligently conducted and against which reserves satisfactory to the Borrower's independent certified public accountants have been established, have paid or caused to be paid all taxes as shown on said returns or on any assessment received by them, to the extent that such taxes have become due unless the failure to pay the same could not reasonably be expected to have a Material Adverse Effect;

         (i)     OTHER AGREEMENTS.  Neither the Borrower nor any Subsidiary is:

                 (i) a party to any judgment, order, decree or any agreement or instrument or subject to restrictions which could reasonably be expected to have a Material Adverse Effect; or

                 (ii) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which the Borrower or any Subsidiary is a party, which default has, or if not remedied within any applicable grace period could reasonably be expected to have, a Material Adverse Effect;

         (j) LITIGATION. Except as set forth in Schedule 7.01(j) attached hereto, there is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or agency or arbitral body pending, or, to the knowledge of the Borrower, threatened by or against the Borrower or any Subsidiary or affecting the Borrower or any Subsidiary or any properties or rights of the Borrower or any Subsidiary, which could reasonably be expected to have a Material Adverse Effect;

         (k) MARGIN STOCK. Neither the Borrower nor any Subsidiary owns any "margin stock" as such term is defined in Regulation U, as amended (12 C.F.R. Part 221), of the Board. The proceeds of the borrowings made pursuant to
Article II hereof will be used by the Borrower and its Subsidiaries only for the purposes set forth in Section 2.15 hereof. None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute any of the Loans under this Agreement a "purpose credit" within the meaning of said Regulation U or Regulation X (12 C.F.R. Part
224) of the Board. Neither the Borrower nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, or any state securities laws, in each case as in effect on the date hereof;

         (l) INVESTMENT COMPANY. Neither the Borrower nor any Subsidiary is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C. Section 80a-1, et seq.). The application of the proceeds of the Loans and repayment thereof by the Borrower and the performance by the Borrower of the transactions contemplated by this Agreement will not violate any provision of said Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder, in each case as in effect on the date hereof;

         (m) PATENTS, ETC. Except as set forth in Schedule 7.01(m) attached hereto, the Borrower and its Subsidiaries own or have the right to use, under valid license agreements or otherwise, all material patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets and copyrights necessary to the conduct of their businesses as now conducted, without known conflict with any patent, license, franchise, trademark, trade secrets and confidential commercial or proprietary information, trade name, copyright, rights to trade secrets or other proprietary rights of any other Person;

         (n)     NO UNTRUE STATEMENT.  Neither this Agreement nor any other
Loan Document or certificate or document executed and delivered by or on behalf of the Borrower in accordance with or pursuant to any Loan Document contains any misrepresentation or untrue statement of material fact or omits to state a material fact necessary, in light of the circumstances under which such representation or statement was made, in order to make any such representation or statement contained herein or therein not misleading in any material respect;

         (o) NO CONSENTS, ETC. Except as set forth in Schedule 7.01(o) attached hereto, neither the respective businesses or properties of the Borrower or any Subsidiary, nor any relationship between the Borrower or any Subsidiary and any other Person, nor any circumstance in connection with the execution, delivery and performance of the Loan Documents and the transactions contemplated hereby is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or other authority or any other Person on the part of the Borrower or any Subsidiary as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by, this Agreement or the other Loan Documents or if so, such consent, approval, authorization, filing, registration or qualification has been obtained or effected, as the case may be;

         (p)     BENEFIT PLANS.

                 (i) None of the employee benefit plans sponsored and maintained at any time by the Borrower or any ERISA Affiliate or the trusts created thereunder has engaged in a prohibited transaction which could reasonably be expected to subject any such employee benefit plan or trust to a tax or penalty on prohibited transactions imposed under Code Section 4975 or ERISA, which tax or penalty could reasonably be expected to have a Material Adverse Effect;

                (ii) None of the Single-employer Plans maintained at any time by the Borrower or any ERISA Affiliate or the trusts created thereunder has been terminated so as to result in any liability of the Borrower under ERISA that could reasonably be expected to have a Material Adverse Effect nor has any such Single-employer Plan of the Borrower or any ERISA Affiliate incurred any liability to the Pension Benefit Guaranty Corporation established pursuant to ERISA, other than for required insurance premiums which have been paid or are not yet due and payable, which could reasonably be expected to have a Material Adverse Effect; the Borrower and each ERISA

         Affiliate have made or provided for all contributions to all such Single-employer Plans and Multi-employer Plans which they maintain and which are required as of the end of the most recent fiscal year under each such plan; neither the Borrower nor any ERISA Affiliate has incurred any accumulated funding deficiency with respect to any such plan, whether or not waived, which termination could reasonably be expected to have a Material Adverse Effect; nor has there been any reportable event, or other event or condition, which presents a risk of termination of any such Single-employer Plan by such Pension Benefit Guaranty Corporation, which could reasonably be expected to have a Material Adverse Effect;

            (iii) The present value of all vested accrued benefits under the Single-employer Plans which are subject to Title IV of ERISA, maintained by the Borrower or any ERISA Affiliate, did not, as of the most recent valuation date for each such plan, exceed the then current value of the assets of such employee benefit plans allocable to such benefits;

             (iv) The consummation of the Loans provided for in Article II and the issuance of the Letters of Credit provided for in Article III and Article IV will not involve any prohibited transaction under ERISA which is not subject to a statutory or administrative exemption;

              (v) To the best of the Borrower's knowledge, each employee pension benefit plan subject to Title IV of ERISA, maintained by the Borrower or any ERISA Affiliate, has been administered in accordance with its terms in all material respects and is in compliance in all material respects with all applicable requirements of ERISA and other applicable laws, regulations and rules;

             (vi) There has been no withdrawal liability incurred and unpaid with respect to any Multi-employer Plan to which the Borrower or any ERISA Affiliate is a contributor that could reasonably be expected to have a Material Adverse Effect;

            (vii) As used in this Agreement, the terms "employee benefit plan," "employee pension benefit plan," "accumulated funding deficiency," "reportable event," and "accrued benefits" shall have the respective meanings assigned to them in ERISA, and the term
         "prohibited transaction" shall have the meaning assigned to it in Code
         Section 4975 and ERISA;

           (viii) Neither the Borrower nor any ERISA Affiliate has any liability not disclosed on any of the financial statements furnished to the Lenders pursuant to

         Section 7.01(f)(i) or Section 8.01 hereof, contingent or otherwise, under any plan or program or the equivalent for unfunded post-retirement benefits, including pension, medical and death benefits, which liability could reasonably be expected to have a Material Adverse Effect;

         (q) NO DEFAULT. As of the date hereof, there does not exist any Default or Event of Default hereunder;

         (r) HAZARDOUS MATERIALS. Other than as set forth on Schedule 7.01(r) hereof, (i) the Borrower and each Subsidiary is in compliance in all material respects with all applicable Environmental Laws; and (ii) neither the Borrower nor any Subsidiary has been notified of any action, suit, proceeding or investigation which alleges lack of compliance by the Borrower or any Subsidiary with any Environmental Laws or which seeks to suspend, revoke or terminate any license, permit or approval necessary for the generation, handling, storage, treatment or disposal of any Hazardous Material, which non-compliance, suspension, revocation or termination could reasonably be expected to have a Material Adverse Effect;

         (s) EMPLOYMENT MATTERS. Except as disclosed on Schedule 7.01(j) hereto, the Borrower and all Subsidiaries are in compliance in all material respects with all applicable laws, rules and regulations pertaining to labor or employment matters, including without limitation those pertaining to wages, hours, occupational safety and taxation, the noncompliance with which could reasonably be expected to have a Material Adverse Effect, and there is neither pending nor, to the knowledge of the Borrower, any threatened litigation, administrative proceeding or investigation in respect of such matters an adverse ruling or determination in which could reasonably be expected to have a Material Adverse Effect.

                                  ARTICLE VIII

                             AFFIRMATIVE COVENANTS

         Until the Obligations have been paid and satisfied in full and this Agreement has been terminated in accordance with the terms hereof, unless the Required Lenders shall otherwise consent in writing, the Borrower will:

         8.01 FINANCIAL REPORTS, ETC. (a) as soon as practical and in any event within 90 days after the end of each Fiscal Year, deliver or cause to be delivered to the Agent and each Lender (i) the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries, in each case with the notes thereto, and the related consolidated statements of operations, cash flow, and shareholders' equity and the respective notes thereto, for such Fiscal Year, setting forth in the case of the consolidated statements comparative financial statements for the preceding Fiscal Year, all prepared in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis and containing, with respect to the consolidated financial reports, opinions of Arthur Andersen & Co., or other such independent certified public

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

accountants selected by the Borrower and approved by the Agent, which approval shall not be unreasonably withheld, which are unqualified and without exception; and (ii) a certificate of an Authorized Representative as to the absence of any Default or Event of Default and demonstrating compliance with Sections 9.01 and
9.02 of this Agreement, which certificate shall be in the form attached hereto as Exhibit L and incorporated herein by reference;

         (b) as soon as practical and in any event within 45 days after the end of each fiscal quarter beginning with the fiscal quarter ended October 1, 1994, deliver to the Agent and each Lender (i) the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal quarter, and the related consolidated statements of operations, cash flow, and shareholders' equity for such fiscal quarter and for the period from the beginning of the Fiscal Year through the end of such fiscal quarter, accompanied by a certificate of an Authorized Representative to the effect that such financial statements present fairly the financial position of the Borrower and its Subsidiaries as of the end of such fiscal quarter and the results of their operations and the changes in their financial position for such fiscal quarter, in conformity with the standards set forth in Section 7.01(f)(i) with respect to interim financials, and (ii) a certificate of an Authorized Representative as to the absence of any Default or Event of Default and containing computations for such quarter comparable to that required pursuant to
Section 8.01(a)(ii);

         (c) together with each delivery of the financial statements required by Section 8.01(a)(i) hereof, deliver to the Agent and each Lender a letter from the Borrower's accountants specified in Section 8.01(a)(i) hereof stating that, in performing the audit necessary to render an opinion on the financial statements delivered under Section 8.01(a)(i), they obtained no knowledge of any Default or Event of Default by the Borrower in the fulfillment of the terms and provisions of this Agreement insofar as they relate to financial matters (which at the date of such statement remains uncured); and if the accountants have obtained knowledge of such Default or Event of Default, a statement specifying the nature and period of existence thereof;

         (d) (i) not later than the last Business Day of January 1995, deliver to the Agent and each Lender three-year consolidated financial projections for the Borrower and its Subsidiaries prepared on an annual basis and in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis; provided , however , that projections for the Fiscal Year ending December 30, 1995 shall be prepared on a quarterly basis and (ii) not later than the last Business Day of each January thereafter, deliver to the Agent and each Lender consolidated financial projections for such Fiscal Year for the Borrower and its Subsidiaries prepared on a quarterly basis and in accordance with

Generally Accepted Accounting Principles applied on a Consistent Basis;

         (e) promptly upon their becoming available to the Borrower, the Borrower shall deliver to the Agent and each Lender a copy of (i) all regular or special reports or effective registration statements which the Borrower or any Subsidiary shall file from and after the date hereof with the Securities and Exchange Commission (or any successor thereto) or any securities exchange, (ii) any proxy statement distributed by the Borrower to its shareholders, bondholders or the financial community in general, and (iii) any management letter or other report submitted to the Borrower or any of its Subsidiaries by independent accountants in connection with any annual, interim or special audit of the Borrower or any of its Subsidiaries; and

         (f) promptly, from time to time, deliver or cause to be delivered to the Agent and each Lender such other information regarding Borrower's and each Subsidiary's operations, business affairs and financial condition as the Agent or such Lender may reasonably request. Subject to the terms of that certain Confidentiality Agreement by and among the Agent and each of the Lenders and of which the Borrower is an intended third-party beneficiary, the Agent and the Lenders are hereby authorized to deliver a copy of any such financial information delivered hereunder to the Lenders (or any affiliate of any Lender) or to the Agent, to any regulatory authority having jurisdiction over any of the Lenders pursuant to any written request therefor, or, subject to Section 12.01 hereof, to any other Person who shall acquire or consider the acquisition of a participation interest in or assignment of any Loan or Letter of Credit permitted by this Agreement, provided that such assignee is not engaged in any line of business conducted by the Borrower or any of its Subsidiaries.

         8.02 MAINTAIN PROPERTIES. Maintain all properties necessary to its operations in good working order and condition (ordinary wear and tear excepted) and make all needed repairs, replacements and renewals as are necessary to conduct its business in accordance with customary business practices.

         8.03 EXISTENCE, QUALIFICATION, ETC. Do or cause to be done all things necessary to preserve and keep in full force and effect its existence and all material rights and franchises, trade names, trademarks and permits, except to the extent conveyed in connection with a transaction permitted under Section
9.05 hereof, and maintain its license or qualification to do business as a foreign corporation and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary and in which failure to maintain such license, qualification and good standing could reasonably be expected to result in a Material Adverse Effect.

         8.04 REGULATIONS AND TAXES. Comply with all statutes and governmental regulations if noncompliance therewith could reasonably be expected to have a Material Adverse Effect and pay all taxes, assessments, governmental charges, claims for labor, supplies, rent and any other obligation which, if unpaid, might become a Lien against any of its properties that could reasonably be expected to have a Material Adverse Effect except any of the foregoing being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established.

         8.05 INSURANCE. (a) Keep all of its insurable properties adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards as are customarily insured against by similar businesses owning such properties similarly situated, (b) maintain general public liability insurance at all times with responsible insurance carriers against liability on account of damage to persons and property having such limits, deductibles, exclusions and co-insurance and other provisions providing no less coverage than that specified in Schedule 8.05 attached hereto, such insurance policies to be in form reasonably satisfactory to the Agent, and
(c) maintain insurance under all applicable workers' compensation laws (or in the alternative, maintain required reserves if self-insured for workers' compensation purposes). Insurance otherwise acceptable to the Agent which provides for a deductible per incident of not more than $250,000 (or not more than $500,000 with respect to policies for director and officer indemnification insurance) shall satisfy clauses (a), (b) and (c) hereof. Each of the policies of insurance described in this Section 8.05 shall provide that the insurer shall give the Agent not less than thirty (30) days' prior written notice before any such policy shall be terminated (other than with respect to termination for nonpayment of premiums, in which case such policies shall provide not less than ten (10) days' prior written notice to the Agent), lapse, cancelled or materially amended.

         8.06 TRUE BOOKS. Keep true books of record and account in which full, true and correct entries shall be made of all of its dealings and transactions in accordance with customary business practices, and set up on its books such reserves as may be required by Generally Accepted Accounting Principles with respect to doubtful accounts and all taxes, assessments, charges, levies and claims and with respect to its business in general, and include such reserves in interim as well as year-end financial statements.

         8.07 RIGHT OF INSPECTION. Permit any Person (other than a Person engaged in a line of business that competes with the Borrower or any Subsidiary) designated by any Lender or the Agent, at the Borrower's expense, to visit and inspect any of the properties, corporate books and financial reports of the Borrower and its Subsidiaries, and to discuss their respective affairs, finances and accounts with their principal officers and independent certified public accountants, all at reasonable times, at reasonable intervals and with reasonable prior notice.

         8.08 OBSERVE ALL LAWS. Conform to and duly observe in all material respects all laws, rules and regulations and all other valid requirements of any Governmental Authority with respect to the conduct of its business and applicable to the Borrower or any Subsidiary and with which the failure to comply could reasonably be expected to have a Material Adverse Effect.

         8.09 COVENANTS EXTENDING TO SUBSIDIARIES. Without duplication, cause each of its Subsidiaries to do with respect to itself, its business and its assets, each of the things required of the Borrower in Sections 8.02 through 8.08, inclusive.

         8.10 OFFICER'S KNOWLEDGE OF DEFAULT. Upon any Authorized Representative or officer of the Borrower obtaining knowledge of any Default or Event of Default hereunder or under any other obligation of the Borrower or any Subsidiary, promptly deliver to the Agent written notice thereof, the period of existence thereof, and what action the Borrower proposes to take with respect thereto.

          8.11 SUITS OR OTHER PROCEEDINGS. Upon any Authorized Representative or officer of the Borrower obtaining knowledge of any litigation or other proceedings being instituted against the Borrower or any Subsidiary, or any attachment, levy, execution or other process being instituted against any assets of the Borrower or any Subsidiary, in an aggregate amount greater than $500,000 not otherwise covered by insurance, promptly deliver to the Agent written notice thereof stating the nature and status of such litigation, dispute, proceeding, levy, execution or other process.

         8.12 NOTICE OF DISCHARGE OF HAZARDOUS MATERIAL OR ENVIRONMENTAL COMPLAINT. Promptly provide to the Agent true, accurate and complete copies of any and all notices, complaints, orders, directives, claims, or citations received by the Borrower or any Subsidiary relating to any material (a) violation or alleged violation by the Borrower or any Subsidiary of any applicable Environmental Laws; (b) release or threatened release by the Borrower or any Subsidiary of any Hazardous Material, except where occurring legally; or
(c) liability or alleged liability of the Borrower or any Subsidiary for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials.

         8.13 ENVIRONMENTAL COMPLIANCE. If the Borrower or any Subsidiary shall receive notice from any Governmental Authority that the Borrower or any Subsidiary has violated any applicable Environmental Laws, related to any Hazardous Material or is liable for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials, the Borrower shall, within the time period permitted by the applicable Governmental Authority, remove or remedy, or cause the applicable Subsidiary to remove or remedy, such violation or release or satisfy such liability unless the applicability of the Environmental Law, the fact of such violation or liability or what is required to remove or remedy such violation is being contested by the Borrower or the applicable Subsidiary by appropriate proceedings diligently conducted and all reserves with respect thereto as may be required under Generally Accepted Accounting Principles, if any, have been made.

         8.14 INDEMNIFICATION. The Borrower hereby agrees to defend, indemnify and hold the Agent and the Lenders, and their respective officers, directors, employees and agents, harmless from and against any and all claims, losses, liabilities, damages and expenses (including, without limitation, cleanup costs and reasonable attorneys' fees) arising directly or indirectly from, out of or by reason of the handling, storage, treatment, emission or disposal of any Hazardous Material by or in respect of the Borrower or any Subsidiary or property owned or leased or operated by the Borrower or any Subsidiary. The provisions of this Section 8.14 shall survive repayment of the Obligations, occurrence of the Revolving Credit Termination Date and expiration or termination of this Agreement.

         8.15 FURTHER ASSURANCES. At the Borrower's cost and expense, upon request of the Agent, duly execute and deliver or cause to be duly executed and delivered, to the Agent such further instruments, documents, certificates, agreements, financing and continuation statements, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Agent to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

         8.16 BENEFIT PLANS. Comply in all material respects with all requirements of ERISA applicable to it and furnish to the Agent as soon as possible and in any event (a) within thirty (30) days after the Borrower knows or has reason to know that any reportable event with respect to any employee benefit plan maintained by the Borrower or any ERISA Affiliate which could give rise to termination or the imposition of any material tax or material penalty has occurred, written statement of an Authorized Representative describing in reasonable detail such reportable event or such other event and any action which the Borrower or ERISA Affiliate proposes to take with respect thereto, together with a copy of the notice of such reportable event given to the Pension Benefit Guaranty Corporation or a statement that said notice will be filed with the annual report of the United States Department of Labor with respect to such plan if such filing has been authorized, (b) promptly after receipt thereof, a copy of any notice that the Borrower or any ERISA Affiliate may receive from the Pension Benefit Guaranty Corporation relating to the intention of the Pension Benefit Guaranty Corporation to terminate any Single-employer Plans of the Borrower or any ERISA Affiliate or to appoint a trustee to administer any such plan, and (c) within 10 days after a filing with the Pension Benefit Guaranty Corporation pursuant to Section 412(n) of the Code of a notice of failure to make a required installment or other payment with respect to a plan, a certificate of an Authorized Representative setting forth details as to such failure and the action that the Borrower or ERISA Affiliate proposes to take with respect thereto, together with a copy of such notice given to the Pension Benefit Guaranty Corporation.

         8.17 CONTINUED OPERATIONS. Continue at all times (a) to conduct its business and engage principally in the same or complementary line or lines of business substantially as heretofore conducted and (b) preserve, protect and maintain free from Liens (other than Liens permitted under Section 9.04 hereof) its material patents, copyrights, licenses, trademarks, trademark rights, trade names, trade name rights, trade secrets and know-how necessary or useful in the conduct of its operations except to the extent failure to preserve, protect and maintain the same free from Liens could not reasonably be expected to have a Material Adverse Effect.

         8.18 USE OF PROCEEDS. Use the proceeds of the Loans solely for the purposes specified in Section 2.15 hereof.

         8.19 NEW SUBSIDIARIES. In the event of the acquisition or creation of any Material Subsidiary, or upon any previously existing Person becoming a Material Subsidiary, cause to be delivered to the Agent for the benefit of the Lenders each of the following within ten (10) Business Days of the acquisition or creation of a Material Subsidiary or, with respect to an existing Person becoming a Material Subsidiary, within ten (10) Business Days of delivery of financial statements pursuant to Section 8.01(a) or (b) hereof with respect to the fiscal quarter of the Borrower during which such Person acquired such assets or achieved such net income as to become a Material Subsidiary:

                 (i) a Guaranty executed by such Material Subsidiary, substantially in the form of Exhibit M attached hereto;

                 (ii) an opinion of counsel to such Material Subsidiary dated as of the date of delivery of such Guaranty and addressed to the Agent and the Lenders, in form and substance reasonably acceptable to the Agent (which opinion may include assumptions and qualifications of similar effect to those contained in the opinions of counsel delivered pursuant to Section 6.01 hereof), to the effect that:

                       (A) such Material Subsidiary is duly organized, validly existing and in good standing in the jurisdiction of its organization, has the requisite power and authority to own its properties and conduct its business as then owned and proposed to be conducted and is duly qualified to transact business and is in good standing as a foreign corporation in each other jurisdiction in which the character of the properties owned or leased, or the business carried on by it, requires such qualification and in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect; and

                          (B) the execution, delivery and performance of such
                 Guaranty have been duly authorized by all requisite corporate action (including any required shareholder approval), such Guaranty has been duly executed and delivered and constitutes a valid and binding obligation of such Material Subsidiary, enforceable against such Subsidiary in accordance with its terms, subject to applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity which may limit the availability of equitable remedies (whether in a proceeding at law or in equity).

                 (iii) current copies of the charter or other organizational documents, any bylaws of such Material Subsidiary, minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors, or appropriate committees thereof (and, if required by such charter or other organizational documents, bylaws or by applicable laws, of the shareholders) of such Material Subsidiary authorizing the actions and the execution and delivery and performance of such Guaranty and evidence satisfactory to the Agent (confirmation of the receipt of which will be provided by the Agent to the Lenders) that such Material Subsidiary is Solvent as of such date after giving effect to such Guaranty.

                                   ARTICLE IX

                               NEGATIVE COVENANTS

         Until the Obligations have been paid and satisfied in full and this Agreement has been terminated in accordance with the terms hereof, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, nor will it permit any Subsidiary to:

         9.01 CONSOLIDATED FIXED CHARGE RATIO. Permit, at any time during any Four-Quarter Period of the Borrower ending during the periods set forth below, the Consolidated Fixed Charge Ratio for such Four Quarter Period to be equal to or less than the ratios set forth opposite the respective periods below:


                     Period                                                  Ratio
                     ------                                                  -----
         Four-Quarter Period ending                                     1.25 to 1.00
          July 1, 1995
         Four-Quarter Period ending                                     1.50 to 1.00
          June 29, 1996
         Four-Quarter Period ending                                     2.00 to 1.00
          June 28, 1997 and thereafter


         9.02 CONSOLIDATED FUNDED INDEBTEDNESS TO EBITDA . Permit at any time during any Four-Quarter Period of the Borrower ending during the periods set forth below, the ratio of Consolidated Funded Indebtedness to Consolidated EBITDA for such Four-Quarter Period to be equal to or greater than the ratio set forth opposite the respective periods set forth below:


                  Period                                                    Ratio
                  ------                                                    -----
          Four-Quarter Period ending                                     3.50 to 1.00
           April 1, 1995
          Four-Quarter Period ending                                     3.00 to 1.00
           July 1, 1995
          Four-Quarter Period ending                                     2.75 to 1.00
           June 29, 1996 and thereafter
          Four-Quarter Period ending                                     2.25 to 1.00
           June 28, 1997 and thereafter


         9.03 INDEBTEDNESS. Incur, create, assume or permit to exist any Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis, howsoever evidenced, except:

                 (i) Indebtedness existing as of the date hereof and as set forth in Schedule 9.03(i) attached hereto and incorporated herein by reference and any extension, renewal or refinancing thereof that does not increase the principal amount thereof or interest rate payable thereon from that existing immediately prior to such extension, renewal or refinancing; provided , none of the instruments and agreements evidencing or governing such Indebtedness shall be amended, modified or supplemented after the Closing Date to change any terms of repayment or rights of conversion, put, exchange or other rights from such terms and rights as in effect on the Closing Date unless such amendments, modifications or supplements do not have a Material Adverse Effect on the Borrower, or its creditworthiness with respect to its Obligations as reasonably determined by the Agent;

                 (ii) Indebtedness owing to the Agent or any Lenders in connection with this Agreement, any Note or other Loan Document;

                (iii) Indebtedness consisting of Rate Hedging Obligations permitted under Section 9.11 hereof;

             (iv) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

              (v) Indebtedness incurred pursuant to the Account Purchase Agreement dated December 21, 1992 by and among the Borrower, Brawn of California, Inc. and General Electric Capital Corporation ("GECC"), as the same may be amended, modified or supplemented from time to time (the "Account Purchase Agreement"), or any extension, renewal, refinancing, refunding or replacement thereof, whether direct or indirect, and whether or not among the same parties, provided, however, that with respect to any refinancing or replacement with any financier other than GECC, such financier shall provide substantially similar services at substantially similar quality and levels as those provided to the Borrower under the Account Purchase Agreement;

             (vi) Indebtedness evidenced by the Flexible Term Notes and the Variable Rate Demand Bonds;

            (vii) documentary letters of credit (other than Commercial Letters of Credit) in an aggregate stated amount not to exceed $15,000,000 at any time and issued upon terms and fees more favorable than available for the issuance of Commercial Letters of Credit hereunder;

           (viii)         Indebtedness under the $20,000,000 Credit Facility
          Documents;

             (ix) (A) purchase money Indebtedness and (B) Indebtedness incurred with respect to financing of capital expenditures, not to exceed an aggregate outstanding amount at any time of $10,000,000;

              (x) Indebtedness of any Subsidiary owing to the Borrower or another Subsidiary and Indebtedness of the Borrower owing to any Subsidiary;

             (xi) Indebtedness consisting of Capital Leases relating to the acquisition of computer and telecommunications equipment more specifically described on Schedule 9.03(xi) attached hereto and incorporated herein by reference, provided that such Indebtedness shall not exceed an aggregate amount outstanding at any time of $7,600,000;

            (xii) Indebtedness of Subsidiaries acquired after the Closing Date hereof, provided that (A) such Indebtedness (1) is recorded in the financial books and records of such Subsidiary prior to such Acquisition, (2) was not incurred by such Subsidiary in anticipation of such Acquisition, and (3) is non-recourse to the Borrower and each Guarantor and not subsequently assumed by the Borrower or any Guarantor, and

         (B) immediately after such Acquisition, no Default or Event of Default has occurred or is continuing;

           (xiii) Indebtedness of Subsidiaries evidenced by guaranties of such Subsidiaries of documentary letters of credit permitted under
         Section 9.03(vii); and

            (xiv) additional Indebtedness not to exceed an aggregate outstanding amount at any time of $1,000,000.

         9.04 LIENS. Incur, create or permit to exist any pledge, Lien, charge or other encumbrance of any nature whatsoever with respect to any property or assets now owned or hereafter acquired by the Borrower or any of its Subsidiaries, including without limitation any capital stock of the Borrower or any of its Subsidiaries, other than:

               (i)   Liens existing as of the date hereof and as set forth in
         Schedule 7.01(g) attached hereto;

              (ii) Liens imposed by law for taxes, assessments or charges of any Governmental Authority for claims not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Generally Accepted Accounting Principles;

             (iii) Liens in respect of purchase money Indebtedness permitted to be incurred pursuant to Section 9.03 hereof in connection with the acquisition of certain tangible property; provided that (A) the original principal balance of the Indebtedness secured by such Lien constitutes not less than 80% of the purchase price of the property acquired and (B) such Lien extends only to the property acquired with the proceeds of the Indebtedness so secured;

              (iv) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law or created in the ordinary course of business and in existence less than 120 days from the date of creation thereof for amounts not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Generally Accepted Accounting Principles;

               (v) Liens in favor of contractors and vendors incurred in connection with (A) the construction, refurbishment and upgrading of Borrower's distribution facility located in Roanoke, Virginia, or (B) the construction, refurbishment and remodeling of the new retail store of Gump's Inc. located in San Francisco, provided , that, in each case, such Liens attach only to property located at the respective construction locations and are released and terminated not later than six (6) months following completion of the construction, refurbishment, upgrading or remodeling at such location;

                (vi) Liens incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

               (vii)         Liens created under the Account Purchase Agreement;

              (viii) Liens in favor of Congress Financial Corporation, provided that the Borrower delivers as of the Closing Date hereof UCC-3 Termination Statements executed by Congress Financial Corporation sufficient to terminate such Liens upon filing thereof by the Agent in the appropriate offices;

                (ix) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere with the ordinary conduct of the business of the Borrower or any Subsidiary and do not impair the use of the property to which they attach to the extent that such interference or impairment could reasonably be expected to have a Material Adverse Effect; and

                 (x) Liens on real property securing Indebtedness permitted under Section 9.03 hereof.

         9.05 INVESTMENTS; ACQUISITIONS. Make any Acquisition or otherwise purchase, own, invest in or otherwise acquire, directly or indirectly, any stock or other securities, or make or permit to exist any interest whatsoever in any other Person or permit to exist any loans or advances to any Person, except that Borrower and its Subsidiaries may maintain investments or invest in:

                 (i)         Eligible Securities;

                (ii) investments existing as of the date hereof and as set forth in Schedule 7.01(d) attached hereto;

               (iii) accounts receivable arising and trade credit granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof in connection with accounts of financially troubled Persons to the extent reasonably necessary in order to prevent or limit loss;

             (iv)         loans and advances to and investments in Subsidiaries;

              (v) (A) investments in the capital stock or other equity interest in another Person, which when added to equity interests held prior to such investment constitute less than 50% of the capital stock or other equity interests having ordinary voting power therein (a "Minority Investment"), (B) investments in debt securities that do not constitute Eligible Securities issued by any Person in which the Borrower or any Subsidiary has a Minority Investment and (C) contributions to joint ventures, the aggregate of such investments and contributions described in clauses (A), (B) and (C) made during the term of this Agreement not to exceed $20,000,000;

             (vi) loans and advances to non-consolidated Persons not to exceed in the aggregate $7,500,000;

            (vii) investments consisting of the exercise of options to acquire (A) 406,714 shares of common stock of Aegis Safety Holdings, Inc. at a price of $7.00 per share, subject to adjustment for antidilution, and (B) 1,536,345 shares of the common stock of Boston Publishing Company at a price of $2.08 per share, subject to adjustment for antidilution;

           (viii)         investments consisting of the mandatory acquisition of
         (A) all then outstanding shares of Aegis Safety Holdings, Inc. after December 31, 1998 in accordance with the terms of the stock option agreement dated as of September 30, 1993 between Aegis Safety Holdings, Inc., Hanover Holdings, Inc., certain stockholders of Aegis Safety Holdings, Inc. and FL Holdings, Inc.; and (B) all outstanding shares of common stock of Boston Publishing Company in 1997 in accordance with the terms of the stock option and put agreement dated as of February 25, 1994 between Boston Publishing Company, Inc., Hanover Holdings, Inc., Boston Publishing Limited Partnership, certain partners of Boston Publishing Limited Partnership and the Borrower; and

             (ix) loans and advances to its officers, directors and employees for the purpose of purchasing capital stock of the Borrower, provided that (A) such officer, director or employee shall pay to the Borrower at least 20% of the purchase price for such securities out of his or her own funds, and (B) the securities purchased with the proceeds of such loans shall be pledged as collateral security therefor, and (C) the aggregate principal amount of such loans at any time outstanding shall not exceed $3,700,000;

                 (x) loans and advances to its officers, directors and employees for any business purpose other than purchasing the capital stock of the Borrower in the aggregate principal amount at any time outstanding not to exceed $1,000,000; and

             (xi) other investments in an aggregate principal amount at any time outstanding not to exceed $1,000,000.

Notwithstanding the foregoing, the Borrower and its Subsidiaries may make Acquisitions so long as: (a) immediately prior to, and immediately after, the consummation of such Acquisition, no Default or Event of Default has occurred and is continuing, (b) not less than 67% of the sales and operating profits generated by such Person (or assets) so acquired or invested are derived from the same or complementary line or lines of business engaged in by the Borrower immediately prior to such Acquisition, which, for purposes of this Agreement, shall be defined as catalog and mail-order sales fulfillment (the Borrower's proposed Acquisitions of Regal Shop Ltd. and Joan Rivers Production Company shall be specifically excluded from the restriction of this clause (b) provided that the aggregate Cost of Acquisition with respect to such Acquisitions shall not exceed $5,000,000), (c) pro forma historical financial statements as of the end of the most recently completed Fiscal Year giving effect to such Acquisition are delivered to the Agent not less than five (5) Business Days prior to the consummation of such Acquisition, together with a certificate of an Authorized Representative demonstrating compliance with Sections 9.01 and
9.02 of this Agreement giving effect to such Acquisition, (d) the Cost of Acquisition with respect to any Acquisition entered into during the term of this Agreement, other than any Acquisition financed or funded in whole by the Net Proceeds of the issuance of capital stock by the Borrower ("Equity Financed Acquisitions"), shall not exceed $30,000,000, (e) the aggregate amount of those portions of all Costs of Acquisitions that are paid or financed other than with the Net Proceeds of the issuance of capital stock of the Borrower shall not exceed $40,000,000 during the term of this Agreement, and (f) the Cost of Acquisition with respect to any single Equity Financed Acquisition shall not exceed $60,000,000.

         9.06 MERGER OR CONSOLIDATION. (a) Consolidate with or merge into any other Person, or (b) permit any other Person to merge into it, or (c) liquidate, wind-up or dissolve or sell, transfer or lease or otherwise dispose of all or a substantial part of its assets (other than sales in the ordinary course of business); provided, however, any Subsidiary of the Borrower may merge or transfer all or substantially all of its assets into or consolidate with the Borrower or any wholly owned Subsidiary of the Borrower, and any Person may merge with the Borrower if the Borrower shall be the survivor thereof and such merger shall not cause, create or result in the occurrence of any Default or Event of Default hereunder.

         9.07 TRANSACTIONS WITH AFFILIATES. Other than transactions permitted under Sections 9.05 and 9.06 hereof, enter into any transaction after the Closing Date, including, without limitation, the purchase, sale, lease or exchange of property, real or personal, or the rendering of any service, with any Affiliate of the Borrower, except (a) that such Persons may render services to the Borrower or its Subsidiaries for compensation at the same rates generally paid by Persons engaged in the same or similar businesses for the same or similar services and (b) in the ordinary course of and pursuant to the reasonable requirements of the Borrower's (or any Subsidiary's) business consistent with past practice of the Borrower and its Subsidiaries and upon fair and reasonable terms no less favorable to the Borrower (or any Subsidiary) than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate, provided that the Borrower and its Subsidiaries, in connection with the acquisition of an equity interest in an Affiliate and thereafter, may provide services to Affiliates upon terms less favorable to the Borrower and its Subsidiaries than would be obtained in comparable arm's-length transactions with Persons that are not Affiliates to the extent such terms are consistent with reasonable business practices in relation to such Affiliate.

         9.08 BENEFIT PLANS. With respect to all employee pension benefit plans maintained by the Borrower or any ERISA Affiliate:

             (i) allow or suffer the termination of any of such employee pension benefit plans so as to incur any liability to the Pension Benefit Guaranty Corporation that could reasonably be expected to have a Material Adverse Effect;

             (ii) allow or suffer to exist any prohibited transaction involving any of such employee pension benefit plans or any trust created thereunder which would subject the Borrower or any ERISA Affiliate to a tax or penalty or other liability on prohibited transactions imposed under Code Section 4975 or ERISA, which tax, penalty or liability could reasonably be expected to have a Material Adverse Effect;

            (iii) allow or suffer to exist any accumulated funding deficiency, whether or not waived, with respect to any such Single-employer Plan that could reasonably be expected to have a Material Adverse Effect;

             (iv) allow or suffer to exist any occurrence of a reportable event or any other event or condition, which presents a risk of termination by the Pension Benefit Guaranty Corporation of any such employee pension benefit plan that is a Single Employer Plan, which termination could result in any liability to the Pension Benefit Guaranty Corporation and which liability could reasonably be expected to have a Material Adverse Effect; or

              (v) incur any withdrawal liability with respect to any Multi-employer Plan that could reasonably be expected to have a Material Adverse Effect.

         9.09  FISCAL YEAR.  Change its Fiscal Year.

         9.10 DISSOLUTION, ETC. Wind up, liquidate or dissolve (voluntarily or involuntarily) or commence or suffer any proceedings seeking any such winding up, liquidation or dissolution, except in connection with the merger or consolidation of Subsidiaries into each other or into a Borrower permitted pursuant to Section 9.06.

         9.11 RATE HEDGING OBLIGATIONS. Incur any Rate Hedging Obligations or enter into any agreements, arrangements, devices or instruments relating to Rate Hedging Obligations, except (i) pursuant to Swap Agreements in an aggregate notional amount not to exceed at any time the Total Revolving Credit Commitment, and (ii) Rate Hedging Obligations with respect to materials used in the ordinary course of business of the Borrower and its Subsidiaries and not for speculative purposes.

         9.12 DIVIDENDS, REDEMPTIONS AND OTHER PAYMENTS. Declare or pay any cash dividends or make any other payment or distribution on account of its capital stock (other than dividends payable in the ordinary course of business solely in Common Stock or Preferred Stock) on any shares of stock of any class of the Borrower, now or hereafter outstanding, or purchase, redeem or otherwise retire any such shares in consideration of cash or capital stock of any Subsidiary of the Borrower ("Restricted Stock"), or apply or set apart any of their assets therefor or make any other distribution (by redemption of capital or otherwise) in respect of any such shares in consideration of cash or Restricted Stock, or agree to do any of the foregoing, other than (i) conversion of any of the Borrower's securities into Common Stock which are so convertible in accordance with their terms; (ii) cash dividends payable by any Subsidiary to another Subsidiary or to the Borrower, (iii) cash dividends payable by the Borrower on its Preferred Stock provided the aggregate amount of such dividends declared and paid during any Fiscal Year shall not exceed $100,000; (iv) other cash dividends payable by the Borrower or any Subsidiary on outstanding shares of any class of its preferred stock or its common stock, provided that (A) the aggregate amount of such dividends declared or paid during any Four-Quarter Period shall not exceed 25% of Consolidated Net Income for the immediately preceding Four-Quarter Period, (B) with respect to dividends payable on preferred stock of any Subsidiary, such Subsidiary becomes a Guarantor and executes and delivers the documents required under Section 8.19 hereof, and (C) with respect to dividends payable on preferred stock of the Borrower or any Subsidiary, such preferred stock shall in no event have any right of redemption or conversion, put or call rights, voting rights (other than voting rights contingent upon nonpayment of dividends) or other rights in addition to the rights of holders of common stock of the Borrower or such Subsidiary other than preferential liquidation or dividend rights; and (v) stock purchases for purposes of contributing such shares to the Borrower's existing or hereafter created stock purchase plans, stock option plans or other employee benefit plans provided that (A) the purchase price for such shares shall be paid by the Borrower from operating revenues of the Borrower and its Subsidiaries and (B) in no event shall the number of shares so purchased during the term of this Agreement exceed 1,000,000.

         9.13 SUBORDINATED DEBT. (a) Pay any amounts owing with respect to the Subordinated Debt except in accordance with the terms thereof; provided that the Subordinated Debt may be prepaid, in whole or in part, subject to the following conditions:

              (i) any such prepayment shall be made out of the operating revenues of the Borrower and its Subsidiaries as opposed to proceeds of any borrowings hereunder or under the $20,000,000 Credit Facility;

             (ii) no Default or Event of Default shall occur as a result of any such prepayment; and

            (iii) the Borrower shall provide to the Agent, on the same Business Day that such prepayment is made, (A) a statement of the sources and uses of funds therefor evidencing that such funds were not proceeds of borrowings hereunder or under the $20,000,000 Credit Facility and (B) a certificate of an Authorized Representative as to the absence of any Default or Event of Default and demonstrating compliance with Sections 9.01 and 9.02 of this Agreement, in each case giving effect to such prepayment.

         (b) Materially amend the subordination provisions of or terminate (other than in connection with the full and final payment of the Subordinated
Debt) any document related to the Subordinated Debt without the prior written consent of the Required Lenders.

                                   ARTICLE X

                       EVENTS OF DEFAULT AND ACCELERATION

         10.01 EVENTS OF DEFAULT. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                 (a) if default shall be made in the due and punctual payment of the principal of any Loan or Reimbursement Obligation, when and as the same shall be due and payable whether pursuant to any provision of Article II or Article III hereof, at maturity, by acceleration or otherwise; or

                 (b) if default shall be made in the due and punctual payment of any amount of interest on any Loan or of any fees or other amounts payable to the Lenders, the Agent or NationsBank under the Loan Documents on the date on which the same shall be due and payable; or

                 (c) if default shall be made in the performance or observance of any covenant set forth in Sections 8.11 , 8.12 , 8.18 or Article IX hereof (other than Sections 9.04 and 9.07 ); or

                 (d) if default shall be made in the performance or observance of the covenants set forth in Sections 8.07, 8.17, 9.04 or
         9.07 hereof and the Borrower shall fail to cure such default within five (5) Business Days of receipt of notice of such default by the Authorized Representative from the Agent;

                 (e) if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in this Agreement or the Notes (other than as described in clauses (a), (b) or (c) above) and such default shall continue for thirty (30) or more days after the earlier of receipt of notice of such default by the Authorized Representative from the Agent or the Borrower becomes aware of such default, or if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in any of the other Loan Documents (beyond the applicable grace period, if any, contained therein) or in any instrument or document evidencing or creating any obligation, guaranty, or Lien in favor of the Agent or the Lenders or delivered to the Agent or the Lenders in connection with or pursuant to this Agreement or any of the Obligations, or if any Loan Document ceases to be in full force and effect (other than by reason of any action by the Agent), or if without the written consent of the Agent, this Agreement or any other Loan Document shall be disaffirmed or shall terminate, be terminable or be terminated or become void or unenforceable for any reason whatsoever (other than in accordance with its terms in the absence of default or by reason of any action by the Agent or any Lender); or

                 (f) if a default shall occur, which is not waived, (i) in the payment of any principal, interest, premium or other amounts with respect to any Indebtedness (other than the Obligations) of the Borrower or of any Subsidiary, including without limitation Indebtedness under the Flexible Term Notes, the Bonds, the $20,000,000 Credit Facility and the Subordinated Debt, in an amount not less than $1,000,000 in the aggregate outstanding, or (ii) in the performance, observance or fulfillment of any term or covenant contained in


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


         any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by the Borrower or any Subsidiary, including without limitation Indebtedness under the Flexible Term Notes, the Bonds, the $20,000,000 Credit Facility and the Subordinated Debt, and such default shall continue for more than the period of grace, if any, therein specified, or if such default shall permit the holder of any such Indebtedness to accelerate the maturity thereof, provided that such default under clause (ii) with respect to such Indebtedness (other than Indebtedness under the Notes, the Bonds or the $20,000,000 Credit Facility) shall not constitute an Event of Default hereunder for a period of thirty
         (30) Business Days after the occurrence thereof if during such period the Borrower or such Subsidiary is diligently and in good faith pursuing a waiver or cure of such default and so notifies the Agent of such efforts; or

                 (g) if any representation, warranty or other statement of fact contained herein or any other Loan Document or in any writing, certificate, report or statement at any time furnished to the Agent or any Lender by or on behalf of the Borrower or any Guarantor pursuant to or in connection with this Agreement or the other Loan Documents, or otherwise, shall be false or misleading when given or made or deemed given or made and, as a result thereof, could reasonably be expected to have a Material Adverse Effect; or

                 (h) if the Borrower or any Guarantor shall be unable to pay its debts generally as they become due; file a petition to take advantage of any insolvency, reorganization, bankruptcy, receivership or similar law, domestic or foreign; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute, Federal, state or foreign; or

                 (i) if a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Borrower or any Guarantor or of the whole or any substantial part of its properties and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days, or approve a petition filed against the Borrower or any Guarantor seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or foreign country, province or other political subdivision, which petition is not dismissed within sixty (60) days; or if, under the provisions of any other law for the relief or aid of

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


         debtors, a court of competent jurisdiction shall assume custody or control of the Borrower or any Guarantor or of the whole or any substantial part of its properties, which control is not relinquished within sixty (60) days; or if there is commenced against the Borrower or any Guarantor any proceeding or petition seeking reorganization, arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or foreign country, province or other political subdivision which proceeding or petition remains undismissed for a period of sixty (60) days; or if the Borrower or any Guarantor takes any action to indicate its consent to or approval of any such proceeding or petition; or

                 (j) if (i) any judgment where the amount not covered by insurance (or the amount as to which the insurer denies liability) is in excess of $500,000 is rendered against the Borrower or any Guarantor, or (ii) there is any attachment, injunction or execution against any of the Borrower's or any Guarantor's properties for any amount in excess of $500,000; and such judgment, attachment, injunction or execution remains unpaid, unstayed, undischarged, unbonded or undismissed for a period of sixty (60) days; or

                 (k) if the Borrower or any Guarantor shall suspend (other than for a period not to exceed sixty (60) days by reason of force majeure) all or any part of its operations and such suspension could reasonably be expected to have a Material Adverse Effect, provided that, notwithstanding the occurrence of any event of force majeure, neither the Borrower nor any Guarantor shall be deemed to have suspended all or any part of its operations if the Borrower or the Guarantor, as appropriate, has replaced the function or operation of the business effected by the force majeure during such 60 day period, irrespective of the method, manner or physical location of such replacement. By way of illustration and not of limitation, the shutdown of any telemarketing center of the Borrower or any Guarantor as a result of the occurrence of an event of force majeure shall not be deemed a suspension of all or any part of the operations of the Borrower or such Guarantor if the telemarketing functions previously conducted at the center that was shut down otherwise are being conducted by or on behalf of the Borrower or any Guarantor at another location owned by the Borrower or any Guarantor or owned by a third party; or

                 (l) if the Borrower or any Subsidiary shall default in the payment of principal, interest, premium or other amounts under any Swap Agreement and such breach shall continue beyond any grace period, if any, relating thereto pursuant to its terms, or the Borrower or any Subsidiary shall disaffirm or seek to disaffirm any Swap Agreement or any of its Rate Hedging Obligations thereunder; or

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


                 (m) if the Borrower shall become a party to or the subject of any agreement, transaction or related series of transactions pursuant to or as a result of which (i) any Person or group of Persons acting in concert (other than the NAR Group Limited or any other shareholder of the Borrower that as of the Closing Date owns five percent (5%) or more of the shares of the issued and outstanding capital stock of any class of the Borrower having voting rights in the election of directors or is required to file a Schedule 13D or 13G pursuant to the Securities Exchange Act of 1934, as amended, with respect to its ownership of capital stock of the Borrower having such rights), acquires voting control, directly or indirectly, whether by tender offer or in one or more negotiated block or market transactions, of more than thirty percent (30%) of the shares of the issued and outstanding capital stock of any class of the Borrower having voting rights in the election of directors or (ii) the NAR Group Limited shall control, directly or indirectly, less than forty-five percent (45%) of the shares of the issued and outstanding capital stock of any class of the Borrower having such rights, unless such decrease in control shall occur as a result of an increase in the total number of shares outstanding of such class and not by reason of disposition of shares of such class by NAR Group Limited;

then, and in any such event and at any time thereafter, if such Event of Default or any other Event of Default shall have not been waived,

                          (A) either or both of the following actions may be taken: (i) the Agent may, and at the direction of the Required Lenders shall, declare any obligation of the Lenders to make further Loans or issue Letters of Credit terminated, whereupon the obligation of each Lender to make further Loans and of NationsBank to issue Letters of Credit hereunder shall terminate immediately, and (ii) the Agent shall at the direction of the Required Lenders, at their option, declare by notice to the Borrower any or all of the Obligations to be immediately due and payable, and the same, including all interest accrued thereon and all other Obligations of the Borrower to the Agent and the Lenders, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Obligations to the contrary notwithstanding; provided , however , that notwithstanding the above, if there shall occur an Event of Default under clause
                 (h) or (i) above, then the obligation of the Lenders to make Advances and issue Letters of Credit hereunder shall automatically terminate and any and all of the Obligations shall be immediately due and payable without the necessity of any action by

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

                 the Agent or the Required Lenders or notice to the Agent or the Lenders;

                          (B) The Borrower shall, upon demand of the Agent or the Required Lenders, deposit cash with the Agent in an amount equal to the amount of any Letter of Credit Outstandings, as collateral security for the repayment of any future drawings or payments under such Letters of Credit and the Borrower shall forthwith deposit and pay such amounts and such amounts shall be held by the Agent pursuant to the terms of the applicable Application and Agreement for Letter of Credit (provided , however , with respect to the Hanover House LC, that (i) such amounts will not be used prior to the honoring of a drawing under the Hanover House LC and (ii) as provided in Section 4.02 hereof, NationsBank will pay all drawings under the Hanover House LC with its own funds); and

                          (C) the Agent and the Lenders shall have all of the rights and remedies available under the Loan Documents or under any applicable law.

         10.02 AGENT TO ACT. In case any one or more Events of Default shall occur and not have been waived, the Agent may, and at the direction of the Required Lenders shall, proceed to protect and enforce their rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any other Loan Document, or to enforce the payment of the Obligations or any other legal or equitable right or remedy.

         10.03 CUMULATIVE RIGHTS. No right or remedy herein conferred upon the Lenders or the Agent is intended to be exclusive of any other rights or remedies contained herein or in any other Loan Document, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

         10.04 NO WAIVER. No course of dealing between the Borrower and any Lender or the Agent or any failure or delay on the part of any Lender or the Agent in exercising any rights or remedies under any Loan Document or otherwise available to it shall operate as a waiver of any rights or remedies and no single or partial exercise of any rights or remedies shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

         10.05 ALLOCATION OF PROCEEDS. If an Event of Default has occurred and not been waived, and the maturity of the Notes has been accelerated pursuant to Article X hereof, all payments received by the Agent hereunder, in respect of any principal of or interest on the Obligations or any other amounts payable by the


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

Borrower hereunder shall be applied by the Agent in the following order:

                 (a) amounts due to NationsBank and the Lenders pursuant to Sections 2.13, 3.02(f), 3.03, 8.15, 12.05 and 12.10 hereof;

                 (b)      amounts due to (A) NationsBank pursuant to Section
         3.04  hereof, and (B) to NationsBank and/or the Agent pursuant to
         Section 2.03(i) and 2.16 hereof;

                 (c)      payments of interest on Loans and Reimbursement
         Obligations;

                 (d)      payments of principal on Loans and Reimbursement
         Obligations;

                 (e) payment of cash amounts to the Agent in respect of Letters of Credit Outstandings pursuant to Section 10.01(B) hereof;

                 (f) payment of Obligations owed a Lender or Lenders pursuant to Swap Agreements and payment of all outstanding reimbursement obligations of the Borrower and its Subsidiaries with respect to letters of credit (other than Letters of Credit issued hereunder) issued by the Lenders for the account of the Borrower or any Subsidiary and permitted under Section 9.03 hereof;

                 (g) payments of all other amounts due under this Agreement, if any, to be applied for the ratable benefit of the Lenders; and

                 (h) any surplus remaining after application as provided for herein, to the Borrowers or otherwise as may be required by applicable law.

                                   ARTICLE XI

                                   THE AGENT

         11.01 APPOINTMENT. Each Lender (including NationsBank in its capacity as maker of Swing Line Loans and as issuer of the Letters of Credit) hereby irrevocably designates and appoints NationsBank as the Agent of the Lenders under this Agreement, and, subject to Section 12.06 hereof, each of the Lenders hereby irrevocably authorizes NationsBank as the Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers as are expressly delegated to the Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any of the Lenders, and no implied covenants, functions, respon-

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


sibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Agent. All rights, duties and obligations of NationsBank as the Agent of the Lenders set forth in this
Article XI shall be applicable, without limitation, in all respects to the making of any Swing Line Loan and each Lender's acquisition of a Participation therein.

         11.02 ATTORNEYS-IN-FACT. The Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible to the Lenders for the negligence, gross negligence or willful misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         11.03 LIMITATION ON LIABILITY. Neither the Agent nor any of its officers, directors, employees, agents or attorneys-in-fact shall be liable to the Lenders for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement except for its or their own gross negligence or willful misconduct. Neither the Agent nor any of its affiliates shall be responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any of its Subsidiaries, or any officer or representative thereof contained in this Agreement or in any of the other Loan Documents, or in any certificate, report, statement or other document referred to or provided for in or received by the Agent under or in connection with this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the other Loan Documents, or for any failure of the Borrower to perform its obligations thereunder, or for any recitals, statements, representations or warranties made, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any collateral. The Agent shall not be under any obligation to any of the Lenders to ascertain or to inquire as to the observance or performance of any of the terms, covenants or conditions of this Agreement or any of the other Loan Documents on the part of the Borrower or to inspect the properties, books or records of the Borrower or its Subsidiaries.

         11.04 RELIANCE. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy or telex message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons or upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless an Assignment and Acceptance shall have been filed with and accepted by the Agent. The Agent shall be fully justified in failing or refusing to take any action under





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

this Agreement unless it shall first receive advice or concurrence of the Lenders or the Required Lenders as provided in this Agreement and it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all present and future holders of the Notes.

         11.05 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender, the Authorized Representative or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall promptly give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable in the best interests of the Lenders.

         11.06 NO REPRESENTATIONS. Each Lender expressly acknowledges that neither the Agent nor any of its affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of the Borrower or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the financial condition, creditworthiness, affairs, status and nature of the Borrower and its Subsidiaries and made its own decision to enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and to make such investigation as it deems necessary to inform itself as to the status and affairs, financial or otherwise, of the Borrower and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower or any of its Subsidiaries

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

which may come into the possession of the Agent or any of its affiliates.

         11.07 INDEMNIFICATION. The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting any obligations of the Borrower or any Subsidiary so to do), including its employees, directors, officers and agents, ratably according to the respective principal amount of the Notes and Participations held by them (or, if no Notes or Participations are outstanding, ratably in accordance with their respective Applicable Commitment Percentages as then in effect) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time (including, without limitation at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent, including its employees, directors, officers and agents, in any way relating to or arising out of this Agreement or any other document contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. The agreements in this Section 11.07 shall survive the final payment in full of the Obligations and the termination of this Agreement.

         11.08 LENDER. NationsBank and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower and its Subsidiaries as though it were not the Agent hereunder. With respect to its Loans made or renewed by it and any Note issued to it, NationsBank shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall, unless the context otherwise indicates, include NationsBank in its individual capacity.

         11.09 RESIGNATION. If the Agent shall resign as Agent under this Agreement, then the Required Lenders may appoint, with the consent, so long as there shall not have occurred and be continuing a Default or Event of Default, of the Borrower, which consent shall not be unreasonably withheld, a successor Agent for the Lenders, which successor Agent shall be a commercial bank organized under the laws of the United States or any state thereof, having a combined surplus and capital of not less than $250,000,000, whereupon such successor Agent shall succeed to the rights, powers and duties of the former Agent and the obligations of the former Agent shall be terminated and cancelled, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement; provided , however , that the former Agent's resignation shall not become effective until such successor

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

Agent has been appointed and has succeeded of record to all right, title and interest in any collateral held by the Agent; provided, further, that if the Required Lenders and, if applicable, the Borrower cannot agree as to a successor Agent within ninety (90) days after such resignation, the Agent shall appoint a successor Agent which satisfies the criteria set forth above in this
Section 11.09 for a successor Agent and the parties hereto agree to execute whatever documents are necessary to effect such action under this Agreement or any other document executed pursuant to this Agreement; provided, however, that in such event all provisions of this Agreement and the Loan Documents shall remain in full force and effect. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         11.10 SHARING OF PAYMENTS, ETC. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, set-off, counterclaim or otherwise, obtain payment with respect to its Obligations (other than pursuant to Article V) which results in its receiving more than its pro rata share of the aggregate payments with respect to all of the Obligations (other than any payment pursuant to Article V), then (A) such Lender shall be deemed to have simultaneously purchased from the other Lenders a share in their Obligations so that the amount of the Obligations held by each of the Lenders shall be pro rata and (B) such other adjustments shall be made from time to time as shall be equitable to insure that the Lenders share such payments ratably; provided, however, that for purposes of this Section 11.10 the term "pro rata" shall be determined with respect to the Revolving Credit Commitment of each Lender and to the Total Revolving Credit Commitment after subtraction in each case of amounts, if any, by which any such Lender has not funded its share of the outstanding Revolving Credit Loans and Participations, as the case may be. If all or any portion of any such excess payment is thereafter recovered from the Lender which received the same, the purchase provided in this Section 11.10 shall be rescinded to the extent of such recovery, without interest. The Borrower expressly consents to the foregoing arrangements and agrees that each Lender so purchasing a portion of the other Lenders' Obligations may exercise all rights of payment (including, without limitation, all rights of set-off, banker's lien or counterclaim) with respect to such portion as fully as if such Lender were the direct holder of such portion.

                                  ARTICLE XII

                                 MISCELLANEOUS

         12.01  ASSIGNMENTS AND PARTICIPATIONS .

         (a) At any time after the Closing Date each Lender may, with the prior consent of the Agent and the Borrower, which consents

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shall not be unreasonably withheld, assign to one or more banks or financial institutions all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of any Note payable to its order); provided , that (i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations (including Revolving Credit Loans, Competitive Bid Loans and Participations) under this Agreement, (ii) for each assignment involving the issuance and transfer of a Note, the assigning Lender shall execute an Assignment and Acceptance and the Borrower hereby consents to execute a replacement Note or Notes to give effect to the assignment, (iii) the minimum Revolving Credit Commitment which shall be assigned is $5,000,000 (together with which the assigning Lender's applicable portion of Participations and the Letter of Credit Commitment shall also be assigned); provided , however , any assignment of a percentage of any Lender's Revolving Credit Commitment shall be accompanied by an assignment to such assignee of an equal percentage of such Lender's Revolving Credit Commitment (as defined in the $20,000,000 Credit Facility Documents) with respect to the $20,000,000 Credit Facility; (iv) such assignee shall have an office located in the United States, (v) an assignment (other than an assignment of 100% of its interest) by NationsBank shall not include any portion of the Swing Line or obligation to issue Letters of Credit, and (vi) no consent of the Borrower or Agent shall be required in connection with any assignment by a Lender to an affiliate thereof or to another Lender. Upon such execution, delivery, approval and acceptance, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder or under such Note have been assigned or negotiated to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and a holder of such Notes and (B) the assignor thereunder shall, to the extent that rights and obligations hereunder or under such Notes have been assigned or negotiated by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from that portion of its obligations under this Agreement applicable to the rights so assigned. No assignee shall have the right to assign further its rights and obligations pursuant to this Section 12.01 . Any Lender who makes an assignment shall pay to the Agent a one-time administrative fee of $2,500.

         (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) the assignment made under such Assignment and Acceptance is made under such Assignment and Acceptance without recourse; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower or any Subsidiary of any of its obligations under any Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms

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that it has received a copy of this Agreement, together with copies of the financial statements most recently delivered pursuant to Section 7.01(f) or
Section 8.01, as the case may be, and such other Loan Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under this Agreement, the Notes and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender and a holder of such Notes.

        (c) The Agent shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it.

         (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender, the Agent shall give prompt notice thereof to Borrower.

         (e) Nothing herein shall prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with applicable law.

         (f) If, pursuant to this Section 12.01, any interest in this Agreement or any Note is transferred to any assignee Lender which is organized under the laws of any jurisdiction other than the United States or any state thereof, the assigning Lender shall cause such assignee Lender, concurrently with the effectiveness of such transfer, (i) to represent to the assigning Lender (for the benefit of the assigning Lender, the Agent and the Borrower) that under applicable law and treaties no taxes will be required to be withheld by the Agent, the Borrower or the assigning Lender with respect to any payments to be made to such assignee Lender in respect of the Loans and (ii) to furnish to the assigning Lender, the Agent and the Borrower such certificates, documents and other evidence as required to comply with the penultimate paragraph of Section
5.06 hereof, and the assignee Lender shall comply from time to time with all applicable United States laws and regulations with regard to such withholding tax exemption.

         (g) Each Lender may sell participations at its expense to one or more banks or other entities as to all or a portion of its rights and obligations under this Agreement; provided, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any Notes issued to it for the purpose of this Agreement, (iv) such participations shall be in a minimum amount of $1,000,000 and shall include an allocable portion of such Lender's Participations, provided, however, any such participation shall be conditioned upon such Lender's sale to such Person of a pro rata participation in the $20,000,000 Credit Facility, and (v) Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and with regard to any and all payments to be made under this Agreement; provided, that the participation agreement between a Lender and its participants may provide that such Lender will obtain the approval of such participant prior to such Lender's agreeing to any amendment or waiver of any provisions of this Agreement which would (A) extend the maturity of any Note, (B) reduce the interest rate hereunder, or (C) increase the Revolving Credit Commitment of the Lender granting the participation therein other than as permitted by Section 2.11, and (vi) the sale of any such participations which require Borrower to file a registration statement with the United States Securities and Exchange Commission or under the securities regulations or laws of any state shall not be permitted.

         12.02 NOTICES. All notices shall be in writing, except as to telephonic notices expressly permitted or required herein, and written notices shall be delivered by hand delivery, telefacsimile, overnight courier or certified or registered mail. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against (except as to telephonic or telefacsimile notice) receipt therefor or, in the case of telex, verification by return) at the address set forth below or such other address as such party shall specify to the other parties in writing, or if sent prepaid by certified or registered mail return receipt requested on the third Business Day after the day on which mailed, addressed to such party at said address:

                 (a)      if to the Borrower:

                          Hanover Direct, Inc.
                          1500 Harbor Boulevard
                          Weehawken, New Jersey 07087
                          Attention:  Michael P. Sherman,
                                             Executive Vice President
                                             and General Counsel
                          Telephone:  (201) 319-3403
                          Telefacsimile:  (201) 319-3404

                          with copies to:
                          Whitman, Breed, Abbott & Morgan
                          200 Park Avenue
                          New York, New York 10166
                          Attention:  Monte E. Wetzler, Esq.
                          Telephone:  (212) 351-3204
                          Telefacsimile:  (212) 351-3131

                     (b)  if to the Agent:
                          NationsBank of North Carolina, National Association NationsBank Plaza, NC 1002-06-19
                          6th Floor
                          Charlotte, North Carolina 28255
                          Attention:  Ms. Joyce Ruppe, Agency Services
                          Telephone:  (704) 386-2006
                          Telefacsimile:   (704) 386-9923

                          with a copy to:
                          NationsBank of North Carolina, National Association Corporate Banking
                          767 Fifth Avenue, 5th Floor
                          New York, New York 10153-0083
                          Attention:  Mr. Christopher C. Browder, Vice President
                          Telephone:  (212) 407-5332
                          Telefacsimile:  (212) 751-6909

                     (c)  if to the Lenders:

                          At the addresses set forth on the signature pages hereof and on the signature page of each Assignment and Acceptance.

         12.03 SETOFF. The Borrower agrees that the Agent and each Lender shall have a lien for all the Obligations of the Borrower upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Agent or such Lender or otherwise in the possession or control of the Agent or such Lender (other than for safekeeping) for any purpose for the account or benefit of the Borrower and including any balance of any deposit account or of any credit of the Borrower with the Agent or such Lender, whether now existing or hereafter established, hereby authorizing the Agent and each Lender at any time or times with or without prior notice to apply such balances or any part thereof to such of the Obligations of the Borrower to the Lenders then past due and in such amounts as they may elect, and whether or not the collateral or the responsibility of other Persons primarily, secondarily or otherwise liable may be deemed adequate. For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Agent or such Lender as soon as the same may be put in transit to it by mail or carrier or by other bailee.

         12.04 SURVIVAL. All covenants, agreements, representations and warranties made herein shall survive the making by the Lenders of the Loans and the expiration of the Letters of Credit and the execution and delivery to the Lenders of this Agreement and the Notes and shall continue in full force and effect so long as any of the Obligations remain outstanding or any Lender has any commitment hereunder. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrower which are contained in this Agreement, the Notes and the other Loan Documents shall inure to the benefit of the successors and permitted assigns of the Lenders or any of them.

         12.05 EXPENSES. The Borrower agrees (a) to pay or reimburse the Agent for all its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, this Agreement or any of the other Loan Documents, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent, (b) to pay or reimburse the Agent and the Lenders for all their reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement and the other Loan Documents, including without limitation, the reasonable fees and disbursements of their counsel and any payments in indemnification or otherwise payable by the Lenders to the Agent pursuant to the Loan Documents and (c) to pay, indemnify and hold the Agent and the Lenders harmless from any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure to pay or delay in paying, documentary, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of this Agreement or any other Loan Documents, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement or any other Loan Documents.

         12.06 AMENDMENTS. No amendment, modification or waiver of any provision of this Agreement or any of the Loan Documents and no consent by the Lenders to any departure therefrom by the Borrower shall be effective unless such amendment, modification, waiver or consent shall be in writing and signed by the Borrower and the Agent, but only upon having received the prior written consent of the Required Lenders, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing; provided, however, that, no such amendment, modification, waiver or consent that:

               (i) changes, extends or waives any provision of Section 11.10 or this Section 12.06, the amount of or the due date of any scheduled installment of or the rate of interest or determination of any fee payable on or in connection with any Obligation, changes the definition of Required Lenders, which permits an assignment by Borrower of its Obligations hereunder, which reduces the required consent of Lenders provided hereunder, which increases, decreases or extends the Revolving Credit Termination Date or the Revolving Credit Commitment or the Letter of Credit Commitment of any Lender or which waives any condition to the making of any Loan shall be effective unless in writing and signed by each of the Lenders; provided, however, the Required Lenders may in their sole discretion waive any Default or Event of Default (other than any Event of Default under Section 10.01(g) or (h)); or

              (ii) affects the rights, privileges, immunities or indemnities of the Agent shall be effective unless in writing and signed by the Agent.

No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances, except as otherwise expressly provided herein. No delay or omission on any Lender's or the Agent's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default.

         12.07 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such fully-executed counterpart.

         12.08 TERMINATION. The termination of this Agreement shall not affect any rights of the Borrower, the Lenders or the Agent or any obligation of the Borrower, the Lenders or the Agent, arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into or rights created or obligations incurred prior to such termination have been fully disposed of, concluded or liquidated and the Obligations arising prior to or after such termination have been irrevocably and finally paid in full. The rights granted to the Agent for the benefit of the Lenders hereunder and under the other Loan Documents shall continue in full force and effect, notwithstanding the termination of this Agreement, until all of the Obligations have been paid in full after the termination hereof or the Borrower has furnished the Lenders and the Agent with an indemnification satisfactory to the Agent and each Lender with respect thereto. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until payment in full of the Obligations unless otherwise provided herein. Notwithstanding the foregoing, if after receipt of any payment pursuant to the Loan Documents of all or any part of the Obligations, any Lender is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force and the Borrower shall be liable to, and shall indemnify and hold such Lender harmless for, the amount of such payment surrendered until such Lender shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

         12.09 GOVERNING LAW. ALL DOCUMENTS EXECUTED PURSUANT TO THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING, WITHOUT LIMITATION, THIS AGREEMENT AND EACH OF THE LOAN DOCUMENTS SHALL BE DEEMED TO BE CONTRACTS MADE UNDER, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND JUDICIAL DECISIONS OF THE STATE OF NEW YORK. THE BORROWER HEREBY SUBMITS TO THE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS OF NEW YORK FOR THE PURPOSES OF RESOLVING DISPUTES HEREUNDER OR FOR THE PURPOSES OF COLLECTION.

         12.10 INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by the Agent and each Lender and the extension of the Letter of Credit Commitments and the Revolving Credit Commitments, the Borrower hereby indemnifies, exonerates and holds the Agent and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or supported by any Letter of Credit, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the gross negligence or willful misconduct of such Indemnified Party, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         12.11 HEADINGS AND REFERENCES. The headings of the Articles and Sections of this Agreement are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of this Agreement. Words such as "hereof", "hereunder", "herein" and words of similar import shall refer to this Agreement in its entirety and not to any particular Section or provisions hereof, unless so expressly specified. As used herein, the singular shall include the plural, and the masculine shall include the feminine or a neutral gender, and vice versa, whenever the context requires.

         12.12 SEVERABILITY. If any provision of this Agreement or the other Loan Documents shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

         12.13 ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, negotiations, representations, commitments and other communications between or among the parties, both oral and written, with respect thereto.

         12.14 AGREEMENT CONTROLS. In the event that any term of any of the Loan Documents other than this Agreement conflicts with any term of this Agreement, the terms and provisions of this Agreement shall control.

         12.15 USURY SAVINGS CLAUSE. Notwithstanding any other provision herein, the aggregate interest rate charged under any of the Notes, including all charges or fees in connection therewith deemed in the nature of interest under New York law, shall not exceed the Highest Lawful Rate (as such term is defined below). If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate (as defined below), the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if and when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the limitation provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, the Borrower shall pay to the Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of the Lenders and the Borrower to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be canceled automatically and, if previously paid, shall at such Lender's option be applied to the outstanding amount of the Loans made hereunder or be refunded to the Borrower. As used in this paragraph, the term "Highest Lawful Rate" means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow.

         12.16 WAIVER OF JURY TRIAL. EXCEPT AS PROHIBITED BY LAW, EACH PARTY HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS.

                        [Signatures on following pages.]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                                         HANOVER DIRECT, INC.

                                         By: /s/ WAYNE GARTEN
                                            -------------------------------
                                            Name:  Wayne Garten
                                            Title: Executive Vice President

                                         NATIONSBANK OF NORTH CAROLINA,
                                         NATIONAL ASSOCIATION, as Agent for
                                         the Lenders

                                         By:
                                            -----------------------------
                                            Name:
                                                 ------------------------
                                            Title:
                                                  -----------------------

                             Signature Page 1 of 6

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                                         HANOVER DIRECT, INC.

                                         By:
                                            -------------------------------
                                            Name:
                                                 --------------------------
                                            Title:
                                                  -------------------------

                                         NATIONSBANK OF NORTH CAROLINA,
                                         NATIONAL ASSOCIATION, as Agent for
                                         the Lenders

                                         By: /s/ CHRISTOPHER C. BROWDER
                                            -----------------------------
                                            Name: Christopher C. Browder
                                                 ------------------------
                                            Title: Vice President
                                                  -----------------------

                             Signature Page 1 of 6

                                         NATIONSBANK OF NORTH CAROLINA,
                                         NATIONAL ASSOCIATION

                                         By: /s/ CHRISTOPHER C. BROWDER
                                            -----------------------------
                                            Name:  Christopher C. Browder
                                                 ------------------------
                                            Title: Vice President
                                                  -----------------------

                                         Lending Office:
                                         NationsBank of North Carolina,
                                         National Association
                                         NationsBank Plaza
                                         101 South Tryon Street
                                         NC1002-17-12
                                         Charlotte, North Carolina 28255
                                         Attention:  Ms. Joyce Ruppe,
                                                     Agency Services
                                         Telephone:  (704) 386-2006
                                         Telefacsimile:  (704) 386-9923

                                         Wire Transfer Instructions:
                                         NationsBank of North Carolina,
                                              National Association
                                         Charlotte, North Carolina 28255
                                         ABA No.:  053000196
                                         Reference:  Hanover Direct, Inc.
                                         Account No.:  03662122506
                                         Attention:  Commercial Loan
                                                     Operations

                             Signature Page 2 of 6

                                             CHEMICAL BANK NEW JERSEY, NATIONAL
                                             ASSOCIATION

                                             By: /s/ JAMES H. RAMAGE
                                                ----------------------
                                                Name:  James H. Ramage
                                                     -----------------
                                                Title: Vice President
                                                      ----------------

                                             Lending Office:
                                             Chemical Bank New Jersey
                                             East 36 Midland Avenue
                                             Paramus, New Jersey 07652
                                             Attention:  Craig W. Trautwein
                                             Telephone:  (201) 599-6813
                                             Telefacsimile:  (201) 599-6755

                                             Wire Transfer Instructions:
                                             Chemical Bank New Jersey
                                             East Brunswick, New Jersey 08816
                                             ABA No.:  021202337
                                             Reference:  Hanover Direct, Inc.
                                             Account No.:  0110632650
                                             Attention:  Tammie Putnam

                             Signature Page 3 of 6

                                             THE FIRST NATIONAL BANK OF MARYLAND

                                             By: /s/ GARTH C. HARDING
                                                -----------------------
                                                Name:  Garth C. Harding
                                                     ------------------
                                                Title: Vice President
                                                      -----------------

                                             Lending Office:
                                             First National Bank of Maryland
                                             96 South George Street
                                             York, Pennsylvania 17401
                                             Attention:  Garth C. Harding
                                             Telephone:  (717) 771-4900
                                             Telefacsimile:  (717) 845-3026

                                             Wire Transfer Instructions:
                                             First National Bank of Maryland
                                             York, Pennsylvania 17401
                                             ABA No.:  0520-00113
                                             Reference:  Hanover Direct, Inc.
                                             Account No.:  000-0541-4
                                             Attention:  Marty Wolfe

                             Signature Page 4 of 6

                                             FLEET BANK

                                             By: /s/ PETER C. HALL
                                                ---------------------
                                                Name:  Peter C. Hall
                                                     ----------------
                                                Title: Vice President
                                                      ---------------

                                             Lending Office:
                                             Fleet Bank
                                             56 East 42nd Street
                                             New York, New York  10017-5496
                                             Attention:  Peter C. Hall
                                             Telephone:  (212) 907-5118
                                             Telefacsimile:  (212) 907-5614

                                             Wire Transfer Instructions:
                                             Fleet Bank
                                             New York, New York  10017-5496
                                             ABA No.:  021-300-019
                                             Reference:  Hanover Direct, Inc.
                                             Account No.:  _____________________
                                             Attention:  Brian Brady

                             Signature Page 5 of 6

                                            THE BANK OF TOKYO TRUST COMPANY

                                            By: /s/ DAVID J. VIGGIANO
                                               ------------------------
                                               Name:  David J. Viggiano
                                                     ------------------
                                               Title: Vice President
                                                     ------------------

                                            Lending Office:
                                            The Bank of Tokyo Trust Company
                                            1251 Avenue of the Americas
                                            New York, New York  10166
                                            Attention:  David J. Viggiano
                                            Telephone:  (212) 782-4274
                                            Telefacsimile:  (212) 782-6402

                                            Wire Transfer Instructions:
                                            Bank of Tokyo
                                            New York, New York  10166
                                            ABA No.:  0260-8968-7
                                            Reference:  Hanover Direct, Inc.
                                            Account No.:  CIF 97770477
                                            Attention:  Loan Administration
                                                        Department

                                   EXHIBIT A

                          REVOLVING CREDIT COMMITMENTS


                                                                                           Revolving
                                                                                            Credit
Lender                                                                                    Commitment
------                                                                                    ----------
NationsBank of North Carolina,
 National Association                                                                     $ 18,750,000

Chemical Bank New Jersey, National Association                                            $ 11,250,000

The First National Bank of Maryland                                                       $  7,500,000

Fleet Bank                                                                                $ 11,250,000

The Bank of Tokyo Trust Company                                                           $ 11,250,000
                                                                                          ============




  Total Revolving Credit Commitment                                                       $ 60,000,000

                                   EXHIBIT B

                       FORM OF ASSIGNMENT AND ACCEPTANCE

                         DATED _______________, 19____

         Reference is made to the Credit Facilities and Reimbursement Agreement dated as of October 12, 1994 (the "Agreement") among Hanover Direct, Inc. (the "Borrower"), the Lenders (as defined in the Agreement), and NationsBank of North Carolina, National Association, as Agent for the Lenders ("Agent"). Unless otherwise defined herein, terms defined in the Agreement are used herein with the same meanings.

         ________________________  (the "Assignor") and ________________________
_______ (the "Assignee") agree as follows:


         1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, WITHOUT RECOURSE, a _______%(1) interest in and to all of the Assignor's rights and obligations under the Agreement as of the Effective Date (as defined below), including, without limitation, such percentage interest in the Loans owing to, and Participations held by, the Assignor on the Effective Date, and the Notes held by the Assignor.

         2. The Assignor (i) represents and warrants that, as of the date hereof, the aggregate outstanding principal amounts of the Loans owing to it (without giving effect to assignments thereof which have not yet become effective) are as follows: $_____________ of Revolving Credit Loans and $_________ of Competitive Bid Loans; the aggregate principal amount of Letters of Credit in which it is deemed to have a Participation under the Agreement is $________; and the aggregate principal amount of Swing Line Loans in which it is deemed to have a Participation under the Agreement is $_________; (ii) represents and warrants that it is the legal and beneficial owner of the interests being assigned by it hereunder and that such interests are free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or any of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Agreement or any of the Loan





-------------------

              (1)   Specify percentage in not less than 9 decimal points.

Documents or any other instrument or document furnished pursuant thereto and
(v) attaches the Notes referred to in paragraph 1 above and requests that the Agent exchange such Notes for (A) new Revolving Credit Notes dated _____________, 19__ as follows: a Revolving Credit Note in the principal amount of $________________ payable to the order of the Assignor, and a Revolving Credit Note in the principal amount of $________________ payable to the order of the Assignee; and (B) new Competitive Bid Notes dated ________, 19__ as follows: a Competitive Bid Note in the principal amount of $__________ payable to the order of the Assignor, and a Competitive Bid Note in the principal amount of $__________ payable to the order of the Assignee.

         3. The Assignee (i) confirms that it has received a copy of the Agreement, together with copies of the financial statements referred to in Sections 7.01(f) and 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iii) appoints and authorizes the Agent to take such actions on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by the Lender; and (v) specifies as its address for notices the office set forth beneath its name on the signature pages hereof.

         4. The effective date for this Assignment and Acceptance shall be _____________________________ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent.

         5.      Upon such acceptance and recording, as of the Effective Date,
(i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement.

         6. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments under the Agreement and Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, commitment fees and letter of credit fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement and the Notes for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by and construed in accordance with, the laws of the State of New York.

                                   [NAME OF ASSIGNOR]

                                   By:
                                      Name:
                                      Title:

                                   Notice Address:




                           After the Effective Date:
                           Outstanding Revolving Credit Loans:    $
                           Outstanding Competitive Bid Loans:     $
                           Outstanding Participations in
                            Letter of Credit Outstandings:        $
                           Outstanding Participations in
                            Swing Line Loans:                     $


                                   [NAME OF ASSIGNEE]

                                   By:
                                      Name:
                                      Title:

                                   Notice Address/Lending Office:




                                   Wire transfer Instructions:




                              After the Effective Date:
                           Outstanding Revolving Credit Loans:    $
                           Outstanding Competitive Bid Loans:     $
                           Outstanding Participations in
                            Letter of Credit Outstandings:        $__________
                           Outstanding Participations in
                            Swing Line Loans:                     $

                                        Accepted this ____ day of _______, 19___

                                        NATIONSBANK OF NORTH CAROLINA, NATIONAL
                                        ASSOCIATION, as Agent

                                        By:_____________________________________
                                           Name:
                                           Title:

Consented to:

HANOVER DIRECT, INC.


By:___________________________
   Name:
   Title:

                                   EXHIBIT C

              NOTICE OF APPOINTMENT (OR REVOCATION) OF AUTHORIZED
                                 REPRESENTATIVE

         Reference is hereby made to the Credit Facilities and Reimbursement Agreement dated as of October 12, 1994 (the "Agreement") among Hanover Direct, Inc. (the "Borrower"), the Lenders (as defined in the Agreement), and NationsBank of North Carolina, National Association, as Agent for the Lenders ("Agent"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         Appointment . The Borrower hereby nominates, constitutes and appoints each individual named below as an Authorized Representative under the Loan Documents, and hereby represents and warrants that (i) set forth opposite each such individual's name is a true and correct statement of such individual's office (to which such individual has been duly elected or appointed), a genuine specimen signature of such individual and an address for the giving of notice, and (ii) each such individual has been duly authorized by each Borrower to act as Authorized Representative under the Loan Documents:

Name and Address                            Office                           Specimen Signature
-----------------                    -------------------                     --------------------
-----------------
-----------------

-----------------                    -------------------                     --------------------
-----------------
-----------------

-----------------                    -------------------                     --------------------
-----------------
-----------------

         Revocation. Borrower hereby revokes (effective upon receipt hereof by the Agent) the prior appointment of ________________ as an Authorized Representative.

         This the ___ day of __________________, 19__.

                                                         HANOVER DIRECT, INC.

                                                    By:
                                                       -------------------------
                                                        Name:
                                                             -------------------
                                                        Title:
                                                              ------------------

                                   EXHIBIT D

                FORM OF BORROWING NOTICE--REVOLVING CREDIT LOANS
                              AND SWING LINE LOANS

To:      NationsBank of North Carolina, National Association,
                 as Agent
         NationsBank Plaza, NC 1002-06-19
         6th Floor
         Charlotte, North Carolina 28255
         Telefacsimile:  (704) 386-9923
         Attention:  Joyce Ruppe, Agency Services

         Reference is hereby made to the Credit Facilities and Reimbursement Agreement dated as of October 12, 1994 (the "Agreement") among Hanover Direct, Inc. (the "Borrower"), the Lenders (as defined in the Agreement), and NationsBank of North Carolina, National Association, as Agent for the Lenders ("Agent"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrower through its Authorized Representative hereby confirms its prior notice of borrowing given to the Agent by telephone at __________ __.m. on ____________, 19__ to the effect that Revolving Credit Loans or Swing Line Loans of the type and amount set forth below be made on the date indicated:

  Type of Loan                   Interest          Aggregate           Date of          Interest
   (check one)                   Period(1)         Amount(2)           Loan(3)          Rate(4)
  ------------                   ---------         ---------           -------          -------
Base Rate                                                                               N/A
 Loan      _____

LIBOR Loan _____                                                                        N/A

Swing Line                                                                              __________
 Loan      _____

----------------------------

(1)      For any LIBOR Loan, one, two, three or six months.

(2) Must be $5,000,000 or a multiple of $1,000,000 in excess thereof for Revolving Credit Loans; must be $1,000,000 or a multiple of $100,000 in excess thereof for Swing Line Loans.

(3) At least three (3) LIBOR Business Days later if a LIBOR Loan; may be same Business Day in case of a Base Rate Loan or Swing Line Loans.

(4)      For Swing Line Loans only.


         The Borrower hereby requests that the proceeds of Revolving Credit Loans or Swing Line Loans described in this Borrowing Notice be made available to the Borrowers as follows: [INSERT TRANSMITTAL INSTRUCTIONS].

         The undersigned hereby certifies that:

         1. No Default or Event of Default exists either now or after giving effect to the borrowing described herein; and

         2. All the representations and warranties set forth in Article VII of the Agreement and in the Loan Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof except that (a) the representations and warranties set forth in Section 7.01(d) and (e) of the Agreement shall be deemed to include and take into account any merger or consolidation permitted under Section 9.06 of the Agreement and references therein to Schedules 7.01(d) and 7.01(e) shall be deemed to refer to such Schedules as amended by Supplemental Schedules 7.01(d) and 7.01(e) attached hereto, and (b) the reference to the financial statements in Section 7.01(f)(i) of the Agreement are to those financial statements most recently delivered to you pursuant to Section 8.01 of the Agreement; and

         3. After giving effect to Loans requested hereby, (i) the sum of all Outstandings will not exceed the Total Revolving Credit Commitment and (ii) Swing Line Outstandings will not exceed $5,000,000.

                                        HANOVER DIRECT, INC.


                                        BY:_____________________________________
                                           Authorized Representative

                         Supplemental Schedule 7.01(d)

                                  Subsidiaries


         Schedule 7.01(d) of the Agreement shall be amended hereby as follows (if no amendment of Schedule 7.01(d) is necessary, indicate "Not Applicable"):

                         Supplemental Schedule 7.01(e)

                          Investments in Other Persons


         Schedule 7.01(e) of the Agreement shall be amended hereby as follows (if no amendment of Schedule 7.01(e) is necessary, indicate "Not Applicable"):

                                   EXHIBIT E

                          FORM OF COMPETITIVE BID NOTE

                                PROMISSORY NOTE
                               (Competition Bid)

                                                          __________, __________

                                                                October __, 1994

         FOR VALUE RECEIVED, HANOVER DIRECT, INC., a Delaware corporation having its principal place of business located in Weehawken, New Jersey (the "Borrower"), hereby promises to pay to the order of__________________________(1) (the "Lender"), in its individual capacity, at the office of NationsBank of North Carolina, National Association, as agent for the Lender (the "Agent"), located at NationsBank Plaza, 101 South Tryon Street, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate) at the times set forth in the Credit Facilities and Reimbursement Agreement dated of even date herewith among the Borrower, the financial institutions party thereto (collectively, the "Lenders") and the Agent (as amended and supplemented and in effect from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement), in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of all Competitive Bid Loans made by the Lender to the Borrower, if any, on the dates and in the principal amounts set forth in the Lender's Competitive Bid Quote and accepted by the Borrower, and to pay interest on the unpaid principal amount of each such Competitive Bid Loan, at such office, in like money and funds, for the period commencing on the date of such Competitive Bid Loan until such Competitive Bid Loan shall be paid in full, at the rates per annum and on the dates set forth in the Lender's Competitive Bid Quote and accepted by the Borrower.

         The date, amount, interest rate and maturity date of each Competitive Bid Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Competitive Bid Loans made by the Lender.





----------------------------------

(1)        Insert name of Lender

         This Note is one of the Competitive Bid Notes referred to in the Credit Agreement and is issued pursuant to and entitled to the benefits and security of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Competitive Bid Loans evidenced hereby were made or are made and are to be repaid. This Note is subject to certain restrictions on transfer or assignment as provided in the Credit Agreement.

         The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Competitive Bid Loans upon the terms and conditions specified therein.

         If payment of all sums due hereunder is accelerated under the terms of the Credit Agreement or under the terms of the other Loan Documents executed in connection with the Credit Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the rates per annum set forth in Article II of the Credit Agreement, or the maximum rate permitted under applicable law, if lower, until such principal and interest have been paid in full. Further, in the event of such acceleration, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest thereon at the rates set forth above.

         Interest hereunder shall be computed on the basis of a 360-day year for the actual number of days in the interest period.

         Except as permitted by Section 12.01 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

         This Note shall be governed by, and construed in accordance with, the law of the State of New York.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issues against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, and also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, dishonor, demand or any other formality are hereby waived by all parties bound hereon.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.
                                          HANOVER DIRECT, INC.

ATTEST:
                                          By:___________________________________
                                             Name:______________________________
By:_______________                          Title:______________________________
   _____ Secretary

[SEAL]

                       SCHEDULE OF COMPETITIVE BID LOANS

         This Note evidences Competitive Bid Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the types, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:

                Principal                                             Maturity       Amount          Unpaid
 Date            Amount                                Interest         Date        Paid or         Principal
Notation
of Loan          of Loan          Type of Loan           Rate         of Loan       Prepaid          Amount     Made By
-------         ---------         ------------         --------       --------      -------         ---------   --------


                                   EXHIBIT F

                         FORM OF REVOLVING CREDIT NOTE

                                PROMISSORY NOTE
                            (Revolving Credit Note)


_______________(1)                                        __________, __________

                                                                October __, 1994


         FOR VALUE RECEIVED, HANOVER DIRECT, INC., a Delaware corporation having its principal place of business located in Weehawken, New Jersey (the "Borrower"), hereby promises to pay to the order of ___________________________________________________(2) (the "Lender"), in its
individual capacity, at the office of NationsBank of North Carolina, National Association, as agent for the Lenders (the "Agent"), located at NationsBank Plaza, 101 South Tryon Street, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate) at the times set forth in the Credit Facilities and Reimbursement Agreement dated of even date herewith among the Borrower, the financial institutions party thereto (collectively, the "Lenders") and the Agent (as amended and supplemented and in effect from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of [______________________________________________](3) DOLLARS
($__________)(1) or, if less than such principal amount, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to the Credit Agreement on the Revolving Credit Termination Date or such earlier date as may be required pursuant to the terms of the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Article II of the Credit Agreement. All or any portion of the principal amount of such Loans may be prepaid as provided in the Credit Agreement.





_______________________________

(1)        Insert Lender's Revolving Credit Commitment in Arabic numerals.

(2)        Insert name of Lender in capital letters.

(3)        Insert Lender's Revolving Credit Commitment in words.

         This Note is one of the Revolving Credit Notes in the aggregate principal amount of $60,000,000 referred to in the Credit Agreement and is issued pursuant to and entitled to the benefits and security of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Loans evidenced hereby were or are made and are to be repaid. This Note is subject to certain restrictions on transfer or assignment as provided in the Credit Agreement.

         The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Revolving Credit Loans upon the terms and conditions specified therein.

         If payment of all sums due hereunder is accelerated under the terms of the Credit Agreement or under the terms of the other Loan Documents executed in connection with the Credit Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the rates per annum set forth in Article II of the Credit Agreement, or the maximum rate permitted under applicable law, if lower, until such principal and interest have been paid in full. Further, in the event of such acceleration, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest thereon at the rates set forth above.

         Interest hereunder shall be computed on the basis of a 360-day year for the actual number of days in the interest period.

         Except as permitted by Section 12.01 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

         This Note shall be governed by, and construed in accordance with, the law of the State of New York.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issues against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, and also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, dishonor, demand or any other formality are hereby waived by all parties bound hereon.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                     HANOVER DIRECT, INC.

ATTEST:                              By:________________________________________
                                        Name:___________________________________
By:_______________                      Title:__________________________________
   _____ Secretary

[SEAL]

                                   EXHIBIT G

                            FORM OF SWING LINE NOTE

                                PROMISSORY NOTE
                               (Swing Line Note)



$5,000,000                                                __________, __________

                                                                October __, 1994


         FOR VALUE RECEIVED, HANOVER DIRECT, INC., a Delaware corporation having its principal place of business located in Weehawken, New Jersey (the "Borrower"), hereby promises to pay to the order of NATIONSBANK OF NORTH CAROLINA, NATIONAL ASSOCIATION, (the "Lender"), in its individual capacity, at the office of NationsBank of North Carolina, National Association, as agent for the Lenders (the "Agent"), located at NationsBank Plaza, 101 South Tryon Street, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate) at the times set forth in the Credit Facilities and Reimbursement Agreement dated of even date herewith among the Borrower, the financial institutions party thereto (collectively, the "Lenders") and the Agent (as amended and supplemented and in effect from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of __________ MILLION AND NO/100 DOLLARS ($__________) or, if less than such principal amount, the aggregate unpaid principal amount of all Swing Line Loans made by the Lender to the Borrower pursuant to the Credit Agreement on the Revolving Credit Termination Date or such earlier date as may be required pursuant to the terms of the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Article II of the Credit Agreement. All or any portion of the principal amount of such Loans may be prepaid as provided in the Credit Agreement.

         This Note is the Swing Line Note referred to in the Credit Agreement and is issued pursuant to and entitled to the benefits and security of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Loans evidenced hereby were or are made and are to be repaid. This Note is subject to certain restrictions on transfer or assignment as provided in the Credit Agreement.

         The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Swing Line Loans upon the terms and conditions specified therein.

         If payment of all sums due hereunder is accelerated under the terms of the Credit Agreement or under the terms of the other Loan Documents executed in connection with the Credit Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the rates per annum set forth in Article II of the Credit Agreement, or the maximum rate permitted under applicable law, if lower, until such principal and interest have been paid in full. Further, in the event of such acceleration, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest thereon at the rates set forth above.

         Interest hereunder shall be computed on the basis of a 360-day year for the actual number of days in the interest period.

         Except as permitted by Section 12.01 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

         This Note shall be governed by, and construed in accordance with, the law of the State of New York.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issues against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, and also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security.
Protest, notice of protest, notice of dishonor, dishonor, demand or any other formality are hereby waived by all parties bound hereon.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                     HANOVER DIRECT, INC.

ATTEST:                              By:________________________________________
                                        Name:___________________________________
By:_______________                      Title:__________________________________
   _____ Secretary

[SEAL]

                                   EXHIBIT H

                         INTEREST RATE SELECTION NOTICE


To:      NationsBank of North Carolina, National Association,
                 as Agent
         NationsBank Plaza, NC 1002-06-19
         6th Floor
         Charlotte, North Carolina 28255
         Telefacsimile:  (704) 386-9923
         Attention:  Joyce Ruppe, Agency Services


         Reference is hereby made to the Credit Facilities and Reimbursement Agreement dated as of October __, 1994 (the "Credit Agreement") among Hanover Direct, Inc. (the "Borrower"), the Lenders (as defined in the Credit Agreement), and NationsBank of North Carolina, National Association, as Agent for the Lenders ("Agent"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Credit Agreement.

         The Borrower through its Authorized Representative hereby confirms its prior notice of a selection of a type of Loan and Interest Period given to the Agent by telephone at __________ __.m. on _________________, 199__ to the
following effect in respect of Revolving Credit Loans:

  Type of Loan                      Interest                                                Effective
  (Check One)                       Period(1)                Amount(2)                      Date(3)
    -----------                       ------                 ---------                      ---------
LIBOR Loan     _____

Base Rate Loan _____

----------------

         (1)     For any LIBOR Loan, one, two, three or six months.

         (2) Must be $5,000,000 or a multiple of $1,000,000 in excess thereof.

         (3) At least three (3) LIBOR Business Days after date of telephonic notice if a LIBOR Loan; may be same Business Day in case of a Base Rate Loan.

         The undersigned hereby certifies that:

         1. No Default or Event of Default exists either now or after giving effect to the borrowing described herein; and

         2. All the representations and warranties set forth in Article VII of the Agreement and in the Loan Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof except that (a) the representations and warranties set forth in Section 7.01(d) and (e) of the Agreement shall be deemed to include and take into account any merger or consolidation permitted under Section 9.06 of the Agreement and references therein to Schedules 7.01(d) and 7.01(e) shall be deemed to refer to such Schedules as amended by Supplemental Schedules 7.01(d) and 7.01(e) attached hereto and (b) the reference to the financial statements in Section 7.01(f)(i) of the Agreement are to those financial statements most recently delivered to you pursuant to Section 8.01 of the Agreement; and

         3. After giving effect to Loans requested hereby, (i) the sum of all Outstandings will not exceed the Total Revolving Credit Commitment and (ii) Swing Line Outstandings will not exceed $5,000,000.

                                        HANOVER DIRECT, INC.


                                        BY:_____________________________________
                                           Authorized Representative

                         Supplemental Schedule 7.01(d)

                                  Subsidiaries


         Schedule 7.01(d) of the Agreement shall be amended hereby as follows (if no amendment to Schedule 7.01(d) is necessary, indicate "Not Applicable"):

                         Supplemental Schedule 7.01(e)

                          Investments in Other Persons


         Schedule 7.01(e) of the Agreement shall be amended hereby as follows (if no amendment of Schedule 7.01(e) is necessary, indicate "Not Applicable"):

                                   EXHIBIT I

                     FORM OF COMPETITIVE BID QUOTE REQUEST

                                     [Date]

To:              NationsBank of North Carolina, National
                 Association,as Agent

Attention:       Joyce Ruppe, Agency Services

Re:              Competitive Bid Quote Request

         Pursuant to Section 2.03 of the Credit Facilities and Reimbursement Agreement dated as of October __, 1994 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among Hanover Direct, Inc., the Lenders named therein and NationsBank of North Carolina, National Association, as agent, we hereby give notice that we request Competitive Bid Quotes for the following proposed Competitive Bid Borrowing(s):

Borrowing                     Quotation                                                         Interest
  Date                          Date (1)                       Amount (2)                       Period (3)
---------                     ----------                       ----------                       ----------




-----------------------------------------

         (1)  Business Day immediately preceding Borrowing Date.

         (2) Each amount must be $5,000,000 or a multiple of $1,000,000 in excess thereof.

         (3) A period of no less than 7 nor more than 180 days after the making of such Competitive Bid Loan and ending on a Business Day.

         Terms used herein have the meanings assigned to them in the Credit Agreement.

                                                   Hanover Direct, Inc.


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                   EXHIBIT J

                         FORM OF COMPETITIVE BID QUOTE

To:              NationsBank of North Carolina, National Association, as Agent

Attention:       Joyce Ruppe, Agency Services

Re:              Competitive Bid Quote to Hanover Direct, Inc. (the "Borrower")

         The Competitive Bid Quote is given in accordance with Section 2.03 of the Credit Facilities and Reimbursement Agreement dated as of October __, 1994 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among Hanover Direct, Inc., the Lenders named therein and NationsBank of North Carolina, National Association, as agent. Terms defined in the Credit Agreement are used herein as defined therein.

         In response to the Borrower's Competitive Bid Quote Request dated ______________, 199__, we hereby make the following Competitive Bid Quote(s) on the following terms:

                 1.       Quoting Bank:

                 2.       Person to contact at Quoting Bank:

                 3. We hereby offer to make Competitive Bid Loan(s) in the following principal amount(s), for the following interest Period(s) and at the following rate(s):

Borrowing            Quotation                                         Interest
  Date (1)            Date (1)             Amount (2)                 Period (3)
----------           --------              ----------                -----------
Rate (4)






-----------------------------------------

         (1)  As specified in the related Competitive Bid Quote Request

         (2) The principal amount bid for each Interest Period may not exceed the principal amount requested. Bids must be made for at least $1,000,000 or a multiple of $100,000 in excess thereof.

         (3) A period of not less than 7 nor more than 180 days after the making of such Competitive Bid Loan and ending on a Business Day, as specified in the related Competitive Bid Quote Request.

         (4) Specify rate of interest per annum (rounded to the nearest 1/100 of 1%).

         We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate(s) us to make the Competitive Bid Loan(s) for which any offer(s) (is/are) accepted, in whole or in part.


Dated: ______________, 199_

                                        Very truly yours,

                                        [NAME OF LENDER]


                                        By:_____________________________________
                                           Authorized Officer

                                   EXHIBIT K

                   FORM OF OPINION OF COUNSEL TO THE BORROWER
                               AND THE GUARANTORS

               [Copy of Opinion delivered at Closing is attached]

                   [WHITMAN BREED ABBOTT & MORGAN LETTERHEAD]

                                 (212) 351-3000

                                                            October 12, 1994


Each of the Lenders party to the
  Credit Agreements referenced below and
  NationsBank of North Carolina,
  National Association, as Agent
NationsBank Plaza
101 South Tryon Street
Charlotte, North Carolina  28255

RE: $60,000,000 REVOLVING CREDIT FACILITY PROVIDED TO HANOVER DIRECT, INC. $20,000,000 REVOLVING CREDIT FACILITY PROVIDED TO HANOVER DIRECT, INC.

Gentlemen:

                 We have acted as counsel to Hanover Direct, Inc. (the "Company") in connection with each of the revolving credit facilities, competitive bid facilities, swing line facility and letter of credit facility (collectively, the "Credit Facilities") being made available by you to the Company on this date in the maximum aggregate principal amount at any time outstanding of $80,000,000 pursuant to (i) the $60,000,000 Credit Facilities and Reimbursement Agreement of even date herewith between you and the Company (the "Credit Facilities and Reimbursement Agreement") and (ii) the $20,000,000 Revolving Credit and Term Loan Agreement of even date herewith between you and the Company (the "Revolving Credit and Term Loan Agreement" and collectively, with the Credit Facilities and Reimbursement Agreement, the "Credit Agreements").

                 We have been requested by the Company to deliver this opinion to each of the Lenders party to the Credit Agreements and NationsBank of North Carolina, National Association, as Agent, in accordance with the condition set forth in Section 6.01 of the

WHITMAN BREED ABBOTT & MORGAN

Each of the Lenders                   -2-                   October 12, 1994
  party to the Credit
  Agreements referenced
  below and NationsBank
  of North Carolina,
  National Association,
  as Agent


Credit Facilities and Reimbursement Agreement and Section 4.01 of the Revolving Credit and Term Loan Agreement. All capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreements.

                 We have also acted as counsel to each Guarantor in connection with the Guaranty Agreement of even date herewith between the Agent and each Guarantor (the "Guaranty Agreement").

                 As such counsel, we have reviewed the following documents:

                 1.       the Credit Agreements;

                 2. the Revolving Credit Notes executed under each Credit Agreement;

                 3. the Competitive Bid Notes executed under each Credit Agreement;

                 4.       the Swing Line Note;

                 5.       the Guaranty Agreement; and

                 6.       the Subordination Agreement.

All of the foregoing documents are collectively referred to hereinafter as the "Loan Documents"; and the Credit Agreements and the Notes executed under each Credit Agreement are collectively referred to hereinafter as the "Company Loan Documents."

                 We have examined the Loan Documents and the originals or certified, photostatic or facsimile copies of such records and other documents as we have deemed relevant and necessary as the basis for the opinions set forth below.

                 In such examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures other than those of the Company and each Guarantor, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified,

WHITMAN BREED ABBOTT & MORGAN

Each of the Lenders                   -3-                   October 12, 1994
  party to the Credit
  Agreements referenced
  below and NationsBank
  of North Carolina,
  National Association,
  as Agent


photostatic or facsimile copies and the authenticity of the originals of such copies.

                 As to various questions of fact material to the opinions rendered herein, we have relied upon the statements and representations in the documents examined by us. We have assumed the due execution and delivery, pursuant to due authorization, of the documents that we have examined by each party thereto other than the Company and the Guarantors, that each such other party has the full power, authority and legal right to enter into and perform its obligations under each such document to which it is a party, that each such document constitutes the valid and legally binding obligation of each such other party, enforceable against such party in accordance with its terms, and that all necessary consents, approvals, authorizations, registrations, declarations and filings (governmental or otherwise) and all other conditions precedent with respect to the legal and valid execution and delivery of, and performance under, the documents that we have examined by each party thereto other than the Company and the Guarantors have been made or satisfied or have occurred and are in full force and effect.

                 Based upon our examination, as described above, and subject to the assumptions and qualifications stated herein, we are of the opinion that:

                 1. The Company is a corporation duly incorporated, and in good standing and has a legal corporate existence under the laws of the State of Delaware and is qualified to transact business as a foreign corporation and is in good standing in the State of New Jersey. The Company has the corporate power and authority to enter into and perform its obligations under each of the Company Loan Documents and to consummate the transactions contemplated thereby.

                 2. Each Guarantor that is incorporated in the State of Delaware is a corporation duly incorporated and in good standing and has a legal corporate existence under the laws of the State of Delaware; each Guarantor that is incorporated in the State of New York (other than H.H.B.K., Inc. and H&H 1600 Broadway Corp. as to which we express no opinion) is a duly incorporated and subsisting corporation under the laws of the State of New York;

WHITMAN BREED ABBOTT & MORGAN

Each of the Lenders                   -4-                   October 12, 1994
  party to the Credit
  Agreements referenced
  below and NationsBank
  of North Carolina,
  National Association,
  as Agent


each Guarantor that is incorporated in the State of California is authorized to exercise all its rights and privileges and is in good standing in the State of California; each Guarantor that is incorporated in the State of New Jersey is an existing corporation in the State of New Jersey; each Guarantor that is incorporated in the Commonwealth of Pennsylvania is presently a subsisting corporation in the Commonwealth of Pennsylvania and no certificate of dissolution has been filed with respect to such Guarantor; each Guarantor that is incorporated in the Commonwealth of Virginia is an organized and existing corporation under the laws of the Commonwealth of Virginia and is in good standing in the Commonwealth of Virginia; and each Guarantor that is incorporated in the State of Wisconsin has filed its most recent annual report and has not filed any articles of dissolution. Each Guarantor that is listed on Schedule 7.01(d) to the Credit Facilities and Reimbursement Agreement as qualified to transact business as a foreign corporation in the State of California is authorized to transact business in the State of California and is in good legal standing in such state; each Guarantor that is listed on Schedule 7.01(d) to the Credit Facilities and Reimbursement Agreement as qualified to transact business as a foreign corporation in the State of New Jersey (other than H.H.B.K., Inc. as to which we express no opinion) has an authorization to do business in the State of New Jersey that is still in full force and effect and all annual reports required to be filed with such state are current; each Guarantor that is listed on Schedule 7.01(d) to the Credit Facilities and Reimbursement Agreement as qualified to transact business as a foreign corporation in the Commonwealth of Pennsylvania is presently a subsisting corporation in the Commonwealth of Pennsylvania; each Guarantor that is listed on Schedule 7.01(d) to the Credit Facilities and Reimbursement Agreement as qualified to transact business as a foreign corporation in the State of Texas has filed an application for certificate of authority to transact business in the State of Texas and no certificate of withdrawal has been issued; and each Guarantor that is listed on Schedule 7.01(d) to the Credit Facilities and Reimbursement Agreement as qualified to transact business as a foreign corporation in the Commonwealth of Virginia has a certificate of authority to do business in the Commonwealth of Virginia that is still is full force. Each Guarantor has corporate power and

WHITMAN BREED ABBOTT & MORGAN

Each of the Lenders                   -5-                   October 12, 1994
  party to the Credit
  Agreements referenced
  below and NationsBank
  of North Carolina,
  National Association,
  as Agent


authority to enter into the Guaranty Agreement and to perform its obligations thereunder.

                 3. The execution and delivery by the Company of the Loan Documents to which it is a party and the performance by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company. Each of the Loan Documents to which the Company is a party has been duly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

                 4. The execution and delivery by each Guarantor of the Guaranty Agreement and the Subordination Agreement and the performance by such Guarantor of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of such Guarantor. Each of the Guaranty Agreement and the Subordination Agreement has been duly executed and delivered by each Guarantor and constitutes the valid and legally binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms.

                 5. (a) Neither the execution or delivery of, nor performance by the Company or any Guarantor of its respective obligations under, the Loan Documents to which it is a party, does or will (i) violate the charter or by-laws of the Company or of any Guarantor or (ii) violate, result in a breach of or a default under, or result in the creation of any Lien under, any agreement identified in the list of the Company and Guarantor contracts attached hereto.

                 (b) Neither the execution or delivery by the Company or any Guarantor of the Loan Documents to which it is a party nor the consummation by the Company or any Guarantor of the transactions contemplated thereby will (i) require any consent, approval or authorization of, or any registration, declaration or filing with, the State of New York or the United States of America, or any of their respective agencies or (ii) violate (A) the General Corporation Law of the State of Delaware or any statute or regulation of the State of New York, the State of New Jersey or the United States of America applicable to the Company

WHITMAN BREED ABBOTT & MORGAN

Each of the Lenders                   -6-                   October 12, 1994
  party to the Credit
  Agreements referenced
  below and NationsBank
  of North Carolina,
  National Association,
  as Agent


or (B) any court or administrative order, writ, judgment or decree which names the Company or any Guarantor and is specifically directed to it or its property and of which we have knowledge (which is based solely on a review of our litigation docket and a certificate of the Company, dated today and delivered to you).

                 6. To our knowledge, which is based solely on a review of our litigation docket and a certificate of the Company, dated today and delivered to you, except as disclosed in Schedule 7.01(j) to the Credit Facilities and Reimbursement Agreement and/or Schedule 5.01(j) to the Revolving Credit and Term Loan Agreement, there is no suit, proceeding or investigation pending or overtly threatened in any court or by or before any regulatory commission, board or other administrative or governmental agency or arbitration body against the Company or any Guarantor which questions the validity of the Loan Documents or which, if adversely determined, would materially adversely affect the ability of the Company and the Guarantors to perform their obligations thereunder or would have a Material Adverse Effect.

                 7. None of the provisions of the Loan Documents violate any laws of the State of New York relating to usury.

                 8. The authorization, issuance and sale of the Notes, in the manner contemplated by the Credit Agreements, will not involve any violation of Regulation G, T, U or X or any other rule or regulation of the Board of Governors of the Federal Reserve System promulgated pursuant to Section 7 of the Securities Exchange Act of 1934, as amended.

                 In giving the opinions expressed above, we express no opinion as to:

                 (a) the enforceability of any provision releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct;

WHITMAN BREED ABBOTT & MORGAN

Each of the Lenders                   -7-                   October 12, 1994
  party to the Credit
  Agreements referenced
  below and NationsBank
  of North Carolina,
  National Association,
  as Agent


                 (b) the existence of, or the right, title or interest of the Company in, to or under, any property;

                 (c) the creation, perfection or priority of any security interest in (or other lien on) any property or the enforceability of any provision contained in the Loan Documents which purports to create any such security interest;

                 (d) the enforceability of any purported waiver by any person of any right granted pursuant to statute, which, by the terms of such statute, may not be waived;

                 (e) the effectiveness of any power of attorney given under the Loan Documents to the extent it is intended to be binding on transferees;

                 (f) the waiver of a claim based on the inconvenience of a forum set forth in any of the Loan Documents;

                 (g) any sections of the Loan Documents, relating to the submission to jurisdiction, insofar as it purports to confer subject matter jurisdiction on a United States District Court to adjudicate any controversy relating to the Loan Documents in any circumstance in which such court would not have subject matter jurisdiction;

                 (h) any sections of the Loan Documents which purport to entitle the Agent or any Lender to apply payments to liabilities as such Agent or any Lender may determine, regardless of any designation made by the Borrower or any Guarantor as to which liability any such payment relates; and

                 (i) any sections of the Loan Documents which state that the Agent or any Lender shall be deemed to have exercised its rights of set-off at the time of the occurrence of an Event of Default even though any notation therefor is entered on the records of such Agent or Lender subsequent thereto or which require the Borrower to deposit cash with the Agent in an amount equal to any Letter of Credit Outstandings, as collateral security, upon any demand

WHITMAN BREED ABBOTT & MORGAN

Each of the Lenders                   -8-                   October 12, 1994
  party to the Credit
  Agreements referenced
  below and NationsBank
  of North Carolina,
  National Association,
  as Agent


         by the Agent or any Lender upon or after the occurrence of any Event of Default.

                 Our opinions in paragraphs 3, 4 and 5 are subject to (a) applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance and similar laws which relate to or affect creditors' rights generally and (b) general principles of equity, including (1) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (2) concepts of materiality, reasonableness, conscionability, good faith and fair dealing.

                 Our opinion as to the validity, binding effect and enforceability of the Guaranty Agreement is also subject to the limitation that we express no opinion as to the applicability to, or effect upon, the obligations of any Guarantor under the Guaranty Agreement of (a) the provisions of the law of the state of incorporation of any Guarantor restricting dividends, loans or other distributions by a corporation for the benefit of its shareholders or (b) the adequacy of the benefits or consideration received by any Guarantor in exchange for undertaking such obligations.

                 Our opinions expressed herein as to the enforceability of any of the Loan Documents may be further limited by:

                 (a) limitations on the right of a lender to exercise remedies or impose charges or penalties for late payments or other defaults by a borrower if it is determined that (i) the defaults are not material, such penalties bear no reasonable relationship to the damage suffered by the lender as a result of such delinquencies or defaults, or it cannot be demonstrated that the enforcement of such restrictions or burdens are reasonably necessary for the protection of the creditor,
         (ii) the creditor's enforcement of the covenants or provisions under these circumstances would violate the creditor's implied covenant of good faith and fair dealing, or (iii) the lender has not complied with applicable procedural requirements;

                 (b) limitations imposed by court decisions on granting strict enforcement of certain covenants and provisions in

WHITMAN BREED ABBOTT & MORGAN

Each of the Lenders                   -9-                   October 12, 1994
  party to the Credit
  Agreements referenced
  below and NationsBank
  of North Carolina,
  National Association,
  as Agent


         debt instruments (including default clauses) absent a showing of damage to a lender or impairment of the borrower's ability to pay; and

                 (c) compliance with, and limitations imposed by, procedural requirements of state or federal law relating to the exercise of remedies by a lender.

                 Our opinion as to the enforceability of the Loan Documents is also subject to the qualification that certain provisions contained therein may not be enforceable, but, in our opinion (which is based upon the assumptions and subject to the qualifications set forth above), such unenforceability will not render the Loan Documents invalid as a whole or substantially interfere with the practical realization of the principal benefits intended to be provided thereby.

                 Our opinions in paragraphs 1 and 2 as to good standing, legal existence and/or foreign qualification, as appropriate, of the Company and the Guarantors in their respective jurisdictions of incorporation and foreign qualification are based solely on certificates of the Secretary of State of each of the respective jurisdictions.

                 In connection with the above, we wish to point out that (a) a holder of the Notes may, under certain circumstances, be called upon to prove the outstanding amount of the obligations evidenced thereby, (b) provisions of the Loan Documents which permit the independent exercise by each Lender of rights, powers and remedies provided for therein may be limited to require the exercise thereof by the Lenders acting jointly and in a manner that would not give rise to or result in inconsistent obligations or duties on the part of the parties thereto, and (c) the enforceability of provisions in the Loan Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

                 The foregoing opinions are limited to the Federal laws of the United States of America and the laws of the State of New York and the General Corporation Law of the State of Delaware and, solely with respect to the opinion set forth in numbered paragraph 5(b)(ii)(A), the laws of the State of New Jersey.

WHITMAN BREED ABBOTT & MORGAN

Each of the Lenders                  -10-                    October 12, 1994
  party to the Credit
  Agreements referenced
  below and NationsBank
  of North Carolina,
  National Association,
  as Agent


                 Our opinions contained herein are based solely upon facts, documents, undertakings, representations, laws, rules, regulations, ordinances and interpretations as they exist as of the date hereof and, as to facts, as they have been represented to us or assumed by us as of the date hereof, as set forth herein. All of the above are subject to change and, in some cases, such changes may take effect either prospectively or retroactively. We express no opinion as to the matters set forth herein in respect of any such change; our opinions contained herein are rendered only as of the date hereof and we undertake no obligation to update our opinions after the date hereof.

                 Our opinions contained herein are rendered solely for your information in connection with the Loan Documents and the Credit Facilities and may not be relied upon in any manner by any other person, entity or agency, or by you for any other purpose. Without our prior written consent our opinions herein shall not be quoted or otherwise included, summarized or referred to in any publication or document, in whole or in part, for any purposes whatsoever, or furnished to any other person, entity or agency, except as may be required by you by applicable law or regulation or request of regulatory agencies to which you are subject, provided that, with respect to any such furnishment of a copy of this opinion to any person other than the Office of the Comptroller of the Currency ("OCC") in connection with any OCC audit, you shall have received an opinion of counsel reasonably satisfactory to us to the effect that such quotation, inclusion, summary, reference or furnishment is legally required by applicable law.

                                            Very truly yours,


                                            /s/ Whitman Breed Abbott & Morgan

                      HANOVER DIRECT, INC. AND GUARANTORS
                             MATERIAL CONTRACTS LIST

Plan of Agreement and Merger dated as of April 15, 1993 between The Horn & Hardart Company* and Hanover Direct, Inc.

Plan of Agreement and Merger dated as of April 15, 1993 between The Hanover Companies* and Hanover Direct, Inc.

Indenture between the Company and First Trust National Association, as Trustee, dated as of August 17, 1993.

Registration Rights Agreement dated as of August 17, 1993 by and between the Company* and Sun Life Insurance Company of America ("Sun Life").

Warrant Agreement dated as of May 9, 1991 between the Company* and Sun Life, as amended by a First Amendment thereto, dated as of July 8, 1991, and a letter agreement, dated as of February 16, 1994.

Warrant Agreement dated as of July 8, 1991 between the Company* and Sun Life, as amended by a letter agreement, dated as of February 16, 1994.

Warrant Agreement dated as of October 25, 1991 between the Company* and North American Resources ("NAR").

Registration Rights Agreement dated as of July 8, 1991 among the Company*, NAR and Intercontinental Mining & Resources Limited ("IMR").

Shareholders' Agreement dated October 25, 1991 between the Company* and NAR.

Definitive Agreement dated July 20, 1992 between the Company* and NAR.

Form of Warrant Agreement dated as of January 1, 1994 between the Company and Sears Shop At Home Services, Inc. ("Sears").

Stock Purchase Agreement dated as of July 8, 1991 among the Company* and NAR.

Amendment to the Stock Purchase Agreement dated as of October 14, 1991 between the Company* and NAR.





__________________________________

* Hanover Direct, Inc. is the successor by merger to The Horn & Hardart Company and The Hanover Companies.

Agreement dated as of December 21, 1992 among the Company*, Hanover Direct Pennsylvania, Inc. ("HDPI"), Brawn of other than as noted California, Inc. ("Brawn") and General Electric Capital Corporation ("GECC").

Amendment to the Account Purchase Agreement dated as of July 12, 1993 among the Company*, HDPI, Brawn and GECC.

Second Amended and Restated Loan and Security Agreement dated as of October 27, 1993 among Congress Financial Corporation, HDPI, Brawn, GBM, Gump's Corp., TCSA, Inc., SDSA, Inc. and Tweeds, as amended to date.

Executive Employment Agreement dated as of October 25, 1991 among the Company*, HDPI and Jack E. Rosenfeld.

Stock Option Agreement dated as of January 1, 1992 between the Company* and Jack E. Rosenfeld, as amended.

Registration Rights Agreement dated as of October 25, 1991 between the Company* and Jack E. Rosenfeld.

Employment Agreement dated as of October 14, 1991 between the Company* and Michael P. Sherman.

Amendment No. 1 to the Employment Agreement dated as of June 18, 1993 between the Company and Michael P. Sherman.

Registration Rights Agreement dated as of October 14, 1991 between the Company* and Michael P. Sherman.

Employment Agreement dated as of October 14, 1991 between the Company* and Wayne P. Garten.

Amendment No. 1 to the Employment Agreement dated as of June 18, 1993 between the Company and Wayne P. Garten.

Registration Rights Agreement dated as of October 14, 1991 between the Company* and Wayne P. Garten.

Form of Indemnification Agreement among the Company* and each of the Company's directors and executive officers.

License Agreement dated as of January 1, 1994 between Hanover Ventures, Inc. and Sears.





__________________________________

* Hanover Direct, Inc. is the successor by merger to The Horn & Hardart Company and The Hanover Companies.

U.S. Purchase Agreement dated March 30, 1994 among the Company*, Sun Life, and each of the underwriters named in Schedule A thereto, for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Alex. Brown & Sons Incorporated are acting as representatives.

                                   EXHIBIT L

                         FORM OF COMPLIANCE CERTIFICATE

                             As of __________, 19__

NationsBank of North Carolina, National Association,
         as Agent
NationsBank Plaza, NC1002-06-19
101 South Tryon Street, 6th Floor
Charlotte, North Carolina 28255
Telefacsimile:  (704) 386-9923
Attention:  Ms. Joyce Ruppe, Agency Services


         Reference is hereby made to the Credit Facilities and Reimbursement Agreement dated as of October __, 1994 and the Revolving Credit and Term Loan Agreement dated as of October __, 1994 (collectively the "Credit Agreements") among Hanover Direct, Inc. (the "Borrower"), the Lenders (as defined in the Credit Agreements) and NationsBank of North Carolina, National Association, as Agent for the Lenders ("Agent") under each Credit Agreement. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Credit Agreements. The undersigned, a duly authorized and acting Authorized Representative, hereby certifies to you as of the date set forth above as follows:

1.       Calculations:

         A. Compliance with Section 9.01 of the Credit Facilities and Reimbursement Agreement and Section 7.01 of the Revolving Credit and Term Loan Agreement: Consolidated Fixed Charge Ratio

                 1.       Consolidated EBITDA (sum of a, b,
                          c, d and e):                              $__________


                          a.      Consolidated Net Income           $__________
                          b.      Consolidated Interest Expense     $__________
                          c.      Tax Expense                       $__________
                          d.      Depreciation and amortization     $__________
                          e.      To the extent deducted in
                                  a, b, or c above, lease,
                                  rental and all other payments
                                  made in respect of or in
                                  connection with operating
                                  leases                            $__________

                 2.       Capital Expenditures                      $__________

                 3.       Difference of Item 1 less Item 2          $__________

                 4.       Consolidated Fixed Charges
                          (sum of a, b, c and d)                    $__________


                          a.      Consolidated Interest Expense     $__________
                          b.      Principal amount of Consoli-
                                  dated Funded Indebtedness
                                  due and payable during
                                  period                            $__________
                          c.      Dividends and distributions
                                  paid during such period           $__________
                          d.      Repurchases and redemptions
                                  of stock during such period       $__________


                 5.       Ratio of Item 3 to Item 4                 ____ to 1.00

         REQUIRED: AT ANY TIME DURING ANY FOUR-QUARTER PERIOD ENDING DURING THE PERIODS FORTH BELOW, THE CONSOLIDATED FIXED CHARGE RATIO SHALL NOT BE EQUAL TO OR LESS THAN THE RATIO SET FORTH OPPOSITE SUCH PERIOD:

                                  PERIOD                                     RATIO
                                  ------                                     -----
                          FOUR-QUARTER PERIOD ENDING
                          JULY 1, 1995                                       1.25 TO 1.00

                          FOUR-QUARTER PERIOD ENDING
                          [JUNE 29], 1996                                    1.50 TO 1.00

                          FOUR-QUARTER PERIOD ENDING
                          [JUNE 28], 1997 AND THEREAFTER                     2.00 TO 1.00

         B. Compliance with Section 9.02 of the Credit Facilities and Reimbursement Agreement and Section 7.02 of the Revolving Credit and Term Loan Agreement: Consolidated Funded Indebtedness to Consolidated EBITDA

                 1.       Consolidated Funded Indebtedness          $__________

                 2.       Consolidated EBITDA (sum of a, b,
                          c and d):                                 $__________


                          a.      Consolidated Net Income           $__________
                          b.      Consolidated Interest Expense     $__________
                          c.      Tax Expense                       $__________
                          d.      Depreciation and amortization     $__________


                 3.       Ratio of Item 1 to Item 2                 ____ to 1.00

         REQUIRED: AT ANY TIME DURING ANY FOUR-QUARTER PERIOD ENDING DURING THE PERIODS SET FORTH BELOW, THE RATIO OF CONSOLIDATED FUNDED INDEBTEDNESS TO CONSOLIDATED EBITDA FOR SUCH FOUR-QUARTER PERIOD SHALL NOT BE EQUAL TO OR GREATER THAN THE RATIO SET FORTH OPPOSITE SUCH
         PERIOD:

                                  PERIOD                                     RATIO
                                  ------                                     -----
                          FOUR-QUARTER PERIOD ENDING
                          APRIL 1, 1995                                      3.50 TO 1.00

                          FOUR-QUARTER PERIOD ENDING
                          JULY 1, 1995                                       3.00 TO 1.00

                          FOUR-QUARTER PERIOD ENDING
                          [JUNE 29], 1996 AND THEREAFTER                     2.75 TO 1.00

                          FOUR-QUARTER PERIOD ENDING
                          [JUNE 28], 1997 AND THEREAFTER                     2.25 TO 1.00


         C.      Determination of Applicable Margin:

                 1.       Consolidated Funded Indebtedness          $__________

                 2.       Consolidated EBITDA (sum of a, b,
                          c and d):                                 $__________


                          a.      Consolidated Net Income           $__________
                          b.      Consolidated Interest Expense     $__________
                          c.      Tax Expense                       $__________
                          d.      Depreciation and amortization     $__________


                 3.       Ratio of Item 1 to Item 2                 ____ to 1.00

2.       No Default

         A. To the best knowledge of the undersigned, during the fiscal quarter ended as of the date set forth above, (a) no Default or Event of Default specified in Article X of the Credit Facilities and Reimbursement Agreement or Article VIII of the Revolving Credit and Term Loan Agreement has occurred or (b) the following Default or Event of Default has occurred:________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________

         B.      The Borrower proposes to take the following action with
                 respect to any such Default or Event of Default described above:_________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                       (Note, if no Default or Event of Default has occurred, insert "Not Applicable").


         The undersigned Authorized Officer hereby certifies that the information set forth above is true, correct and complete as of the date hereof.


         IN WITNESS WHEREOF, I have executed this Certificate this _____ day of __________, 19___.


                                                   HANOVER DIRECT, INC.

                                                   ____________________________
                                                         Authorized Officer

                                   EXHIBIT M

                           FORM OF GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT (the "Guaranty Agreement" or the "Guaranty"), dated as of October 12, 1994, is made by each of the undersigned (each a "Guarantor" and collectively the "Guarantors") to NATIONSBANK OF NORTH CAROLINA, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent") for each of the lenders now or hereafter party to the Credit Agreements (as defined below) (each a "Lender" and collectively the "Lenders"). All capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreements.

                              W I T N E S S E T H:

         WHEREAS, the Agent and the Lenders have agreed, pursuant to the terms of a Credit Facilities and Reimbursement Agreement (the "Credit Facilities and Reimbursement Agreement") of even date herewith among the Agent, the Lenders and Hanover Direct, Inc. (the "Borrower"), to make available to the Borrower a revolving credit facility in the maximum aggregate principal amount at any time outstanding of $60,000,000, which will include (i) a standby letter of credit facility of up to $35,000,000, (ii) a swing line facility of up to $5,000,000, and (iii) a competitive bid facility, as such revolving credit facility is evidenced by the promissory notes of the Borrower of even date herewith payable to the respective Lenders, as the same may be amended, supplemented or replaced (collectively the "Credit Facilities and Reimbursement Notes");

         WHEREAS, the Agent and the Lenders have agreed, pursuant to the terms of a Revolving Credit and Term Loan Agreement (the "Revolving Credit and Term Loan Agreement" and collectively with the Credit Facilities and Reimbursement Agreement, the "Credit Agreements") of even date herewith among the Agent, the Lenders and the Borrower, to make available to the Borrower a revolving credit facility in the maximum aggregate principal amount at any time outstanding of $20,000,000, which will include a competitive bid facility, as such revolving credit facility is evidenced by the promissory notes of the Borrower of even date herewith payable to the respective Lenders, as the same may be amended, supplemented or replaced (collectively the "Revolving Credit and Term Loan Notes" and collectively with the Credit Facilities and Reimbursement Notes, the "Notes");

         WHEREAS, each Guarantor is a direct or indirect wholly-owned Subsidiary of the Borrower;

         WHEREAS, the Agent and the Lenders are unwilling to enter into the Credit Agreements and to make any loans or advances or to issue letters of credit thereunder unless each Guarantor guarantees to the Lenders payment of the Borrower's Liabilities (as hereinafter defined);

         WHEREAS, each Guarantor will materially benefit from the loans and advances to be made, and the letters of credit to be issued, under the Credit Agreements, and each Guarantor is willing to enter into this Guaranty to provide an inducement for the Lenders and the Agent to enter into the Credit Agreements and for the Lenders to make loans and advances, and to issue letters of credit, thereunder.

         NOW, THEREFORE, in order to induce the Lenders and the Agent to enter into the Credit Agreements and to make loans and advances to the Borrower, and to issue letters of credit for the account of the Borrower, thereunder, each Guarantor agrees as follows:

         1. GUARANTY. For all purposes of this Guaranty Agreement, "Borrower's Liabilities" means: (a) the Borrower's prompt payment in full, when due or declared due and at all such times, of all amounts pursuant to the terms of the Credit Agreements, the Notes, and all other Loan Documents executed in connection with the Credit Agreements heretofore, now or at any time or times hereafter owing, arising, due or payable from the Borrower to the Lenders, including without limitation principal, interest, premium or fee (including, but not limited to, loan fees and attorneys' fees and expenses); and (b) the Borrower's prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by the Borrower under the Credit Agreements and all other Loan Documents executed in connection therewith. Each Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Agent and the Lenders the Borrower's Liabilities. Each Guarantor's obligations to the Agent and the Lenders under this Guaranty Agreement are hereinafter collectively referred to as the "Guarantor's Obligations"; provided, however, that the liability of each Guarantor with respect to the Guarantor's Obligations shall not exceed at any time the Maximum Amount (as hereinafter defined). The "Maximum Amount" means 95% of (i) the fair salable value of the assets of a Guarantor as of the date hereof minus (ii) the total liabilities of such Guarantor (including contingent liabilities, but excluding liabilities of such Guarantor under this Guaranty and any other Loan Documents executed by such Guarantor) as of the date hereof; provided further, however, that if the calculation of the Maximum Amount in the manner provided above as of the date payment is required of such Guarantor pursuant to this Guaranty would result in a greater positive number, then the Maximum Amount shall be deemed to be such greater positive number.

         Each Guarantor agrees that it is jointly and severally, directly and primarily liable for the Borrower's Liabilities.

         2. PAYMENT. If the Borrower shall default in payment or performance of any Borrower's Liabilities, whether principal, interest, premium, fee (including, but not limited to, loan fees and attorneys' fees and expenses), or otherwise, when and as the same shall become due, whether according to the terms of the Credit

Agreements, by acceleration, or otherwise, or upon the occurrence of any other Event of Default under either Credit Agreement that has not been cured or waived, then each Guarantor, upon demand thereof by the Agent or its successors or assigns, will AS OF THE DATE OF THE AGENT'S DEMAND fully pay to the Agent, for the benefit of the Agent and the Lenders, subject to any restriction set forth in Section 1 hereof, an amount equal to all Guarantor's Obligations then due and owing.

         3. UNCONDITIONAL OBLIGATIONS. This is a guaranty of payment and not of collection. The Guarantor's Obligations under this Guaranty Agreement shall be joint and several, absolute and unconditional irrespective of the validity, legality or enforceability of the Credit Agreements, the Notes or any other Loan Document or any other guaranty of the Borrower's Liabilities, and shall not be affected by any action taken under the Credit Agreements, the Notes or any other Loan Document, any other guaranty of the Borrower's Liabilities, or any other agreement between the Agent or the Lenders and the Borrower or any other person, in the exercise of any right or power therein conferred, or by any failure or omission to enforce any right conferred thereby, or by any waiver of any covenant or condition therein provided, or by any acceleration of the maturity of any of the Borrower's Liabilities, or by the release or other disposal of any security for any of the Borrower's Liabilities, or by the dissolution of the Borrower or the combination or consolidation of the Borrower into or with another entity or any transfer or disposition of any assets of the Borrower or by any extension or renewal of either Credit Agreement, any of the Notes or any other Loan Document, in whole or in part, or by any modification, alteration, amendment or addition of or to either Credit Agreement, any of the Notes or any other Loan Document, any other guaranty of the Borrower's Liabilities, or any other agreement between the Agent or the Lenders and the Borrower or any other Person, or by any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor) which may or might in any manner or to any extent vary the risks of any Guarantor, or might otherwise constitute a legal or equitable discharge of a surety or guarantor; it being the purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantor's Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.

         4. CURRENCY AND FUNDS OF PAYMENT. Each Guarantor hereby guarantees that the Guarantor's Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Borrower's Liabilities, or the rights of the Agent or any Lender with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any or all of the Borrower's Liabilities.

         5. EVENTS OF DEFAULT. In the event that (i) any Guarantor shall file a petition to take advantage of any insolvency statute; (ii) any Guarantor shall commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or substantially all of its property; (iii) any Guarantor shall file a petition or answer seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or similar law of any other country; (iv) a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of any Guarantor or of the whole or substantially all of its properties, or approve a petition filed against any Guarantor seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or similar law of any other country, or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of any Guarantor or of the whole or substantially all of its properties and such order, judgment, decree, approval or assumption remains unstayed or undismissed for a period of sixty (60) consecutive days; (v) there is commenced against any Guarantor any proceeding or petition seeking reorganization, arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state, which proceeding or petition remains unstayed or undismissed for a period of sixty (60) consecutive days; or (vi) there shall occur an Event of Default under either Credit Agreement (each of the foregoing an "Event of Default"), then notwithstanding any collateral that the Lenders may possess from Borrower or any other guarantor of the Borrower's Liabilities, or any other party, at the Agent's election and without notice thereof or demand therefor, so long as such Event of Default shall be continuing, the Guarantor's Obligations shall immediately become due and payable.

         6. SUITS. Each Guarantor from time to time shall pay to the Agent for the benefit of the Lenders, on demand, at the Agent's place of business set forth in the Credit Agreements, the Guarantor's Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Agent or the Lenders or any of them may proceed to suit against any one or more or all of the Guarantors. At the Agent's election, one or more and successive or concurrent suits may be brought hereon by the Agent against any one or more or all of the Guarantors, whether or not suit has been commenced against the Borrower, any other guarantor of the Borrower's Liabilities, or any other Person and whether or not the Agent or any Lender has taken or failed to take any other action to collect all or any portion of the Borrower's Liabilities.

         7. SET-OFF AND WAIVER. Each Guarantor waives any right to assert against the Agent and the Lenders as a defense, counterclaim, set-off, or cross claim, any defense (legal or equitable), or other claim which such Guarantor may now or at any time or times hereafter have against the Borrower, without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Guarantor. If at any time or times hereafter the Agent or any Lender employs counsel for advice or other representation to enforce the Guarantor's Obligations that arise out of a default hereunder or an Event of Default, then, in any of the foregoing events, all of the reasonable attorneys' fees arising from such services and all expenses, costs and charges in any way or respect arising in connection therewith or relating thereto shall be jointly and severally paid by the Guarantors to the Agent, on demand.

         8.      WAIVER; SUBROGATION.

         (a) Each Guarantor hereby waives notice of the following events or occurrences: (i) the Agent's acceptance of this Guaranty Agreement; (ii) the Lenders' heretofore, now or from time to time hereafter loaning monies or giving or extending credit to or for the benefit of the Borrower, whether pursuant to the Credit Agreements or the Notes or any amendments, modifications, or additions thereto, or alterations, substitutions, refinancings or extensions thereof; (iii) the Agent, the Lenders or the Borrower heretofore, now or at any time or times hereafter, obtaining, amending, substituting for, releasing, waiving or modifying the Credit Agreements, the Notes or any other Loan Documents; (iv) presentment, demand, notices of default, non-payment, partial payment and protest; (v) the Agent or the Lenders heretofore, now or at any time or times hereafter granting to the Borrower (or any other party liable to the Lenders on account of the Borrower's Liabilities) any indulgence or extensions of time of payment of the Borrower's Liabilities; and (vi) the Agent or the Lenders heretofore, now or at any time or times hereafter accepting from the Borrower or any other person, any partial payment or payments on account of the Borrower's Liabilities or any collateral securing the payment thereof or the Agent settling, subordinating, compromising, discharging or releasing the same. Each Guarantor agrees that the Agent and each Lender may heretofore, now or at any time or times hereafter do any or all of the foregoing events or occurrences in such manner, upon such terms and at such times as the Agent and each Lender, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Guarantor from the Guarantor's Obligations, and each Guarantor hereby consents to each and all of the foregoing events or occurrences.

         (b) Each Guarantor hereby agrees that payment or performance by such Guarantor of the Guarantor's Obligations under this Guaranty Agreement may be enforced by the Agent on behalf of the Lenders upon demand by the Agent to such Guarantor without the Agent being required, each Guarantor expressly waiving any right it may have to require the Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against the Borrower or any other guarantor of the Borrower's Liabilities, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY EACH GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE AGENT, AND THE PROVISIONS

HEREOF ENFORCED BY THE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER EITHER CREDIT AGREEMENT, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Agent by the Borrower or any other Person on account of the Borrower's Liabilities or any guaranty thereof. Neither the Agent nor any Lender shall have any obligation to protect, secure or insure any of the foregoing security interests, Liens or encumbrances on the properties or interests in properties subject thereto. The Guarantor's Obligations shall in no way be impaired, affected, reduced, or released by reason of the Agent's or any Lender's failure or delay to do or take any of the acts, actions or things described in this Guaranty Agreement including, without limiting the generality of the foregoing, those acts, actions and things described in this Section 8.

         (c) Each Guarantor further agrees with respect to this Guaranty Agreement that such Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the Borrower's Liabilities. In addition, each Guarantor hereby waives and renounces any and all rights it has or may have for subrogation, indemnity, reimbursement or contribution against the Borrower for amounts paid under this Guaranty Agreement. This waiver is expressly intended to prevent the existence of any claim in respect to such reimbursement by any Guarantor against the estate of the Borrower within the meaning of Section 101 of the United States Bankruptcy Code, and to prevent each Guarantor from constituting a creditor of the Borrower in respect of such reimbursement within the meaning of Section 547(b) of the United States Bankruptcy Code in the event of a subsequent case involving the Borrower.

         9. EFFECTIVENESS; ENFORCEABILITY. This Guaranty Agreement shall be effective as of the date of the initial Advance under either Credit Agreement, whichever shall be the earlier to occur, and shall continue in full force and effect until the Borrower's Liabilities are finally and fully paid, performed and discharged, the Lenders are no longer committed to make additional loans and advances to the Borrower or to issue letters of credit on behalf of the Borrower under the Credit Agreements, and the Agent gives each Guarantor written notice of that fact at each Guarantor's address on the signature pages hereto. This Guaranty Agreement shall be binding upon and inure to the benefit of each Guarantor, the Agent and the Lenders and their respective successors and assigns and heirs. Notwithstanding the foregoing, no Guarantor may, without the prior written consent of the Agent, assign any rights, powers, duties or obligations hereunder. Any claim or claims that the Agent and the Lenders may at any time or times hereafter have against any Guarantor under this Guaranty Agreement may be asserted by the Agent or any Lender by written notice directed to any one or more or all of the Guarantors at the address specified below. Each Guarantor warrants and represents to the Agent for the benefit of the Agent and the Lenders that it is duly authorized to execute, deliver and perform this Guaranty Agreement, that this Guaranty Agreement is legal, valid, binding and enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; and that such Guarantor's execution, delivery and performance of this Guaranty Agreement do not violate or constitute a breach of any documents of corporate governance or agreement to which such Guarantor is a party, or any applicable laws in each case, which violation or breach could reasonably be expected to have a Material Adverse Effect.

         10. EXPENSES. Each Guarantor agrees to be liable for the payment of all reasonable fees and expenses, including attorney's fees, incurred by the Agent in connection with the negotiation, preparation or enforcement of this Guaranty Agreement.

         11. REINSTATEMENT. Each Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by the Agent under either Credit Agreement or this Guaranty Agreement is rescinded or must be restored for any reason.

         12. GOVERNING LAW.. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         13. COUNTERPARTS. This Guaranty Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute one and the same instrument.

         14. RELIANCE. Each Guarantor represents and warrants to the Agent, for the benefit of the Agent and the Lenders, that: (a) such Guarantor has adequate means to obtain from Borrower, on a continuing basis, information concerning Borrower and Borrower's financial condition and affairs and has full and complete access to Borrower's books and records; (b) such Guarantor is not relying on the Agent or any Lender, its or their employees, agents or other representatives, to provide such information, now or in the future; (c) such Guarantor is executing this Guaranty Agreement freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty; (d) such Guarantor has relied solely on the Guarantor's own independent investigation, appraisal and analysis of Borrower and Borrower's financial condition and affairs in deciding to provide this Guaranty and is fully aware of the same; and (e) such Guarantor has not depended or relied on the Agent or any Lender, its or their employees, agents or representatives, for any information whatsoever concerning Borrower or Borrower's financial condition and affairs or other matters material to such Guarantor's decision to provide this Guaranty or for any counselling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that neither the Agent nor any Lender has any duty or responsibility whatsoever, now or in the future, to provide to any Guarantor any information concerning Borrower or Borrower's financial condition and affairs and that, if such Guarantor receives any such information from the Agent or any Lender, its or their employees, agents or other representatives, such Guarantor will independently verify the information and will not rely on the Agent or any Lender, its or their employees, agents or other representatives, with respect to such information.

         15. CONSENT TO JURISDICTION AND VENUE; WAIVER OF JURY TRIAL AND CERTAIN DAMAGES.

         (a) IN THE EVENT THAT ANY ACTION, SUIT OR OTHER PROCEEDING IS BROUGHT AGAINST ANY GUARANTOR BY OR ON BEHALF OF THE LENDERS TO ENFORCE THE OBSERVANCE OR PERFORMANCE OF ANY OF THE PROVISIONS OF THIS GUARANTY AGREEMENT, INCLUDING WITHOUT LIMITATION THE COLLECTION OF ANY AMOUNTS OWING HEREUNDER, EACH SUCH GUARANTOR HEREBY IRREVOCABLY (i) CONSENTS TO THE EXERCISE OF JURISDICTION OVER SUCH GUARANTOR AND ITS PROPERTY BY THE UNITED STATES DISTRICT COURT AND THE COURTS OF THE STATE OF NEW YORK, AND (ii) WAIVES ANY OBJECTION SUCH GUARANTOR MIGHT NOW OR HEREAFTER HAVE OR ASSERT TO THE VENUE OF ANY SUCH PROCEEDING IN ANY COURT DESCRIBED IN CLAUSE (i) ABOVE.

         (b) EXCEPT AS PROHIBITED BY LAW, EACH PARTY HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

         (c) EXCEPT AS PROHIBITED BY LAW, EACH PARTY HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN PARAGRAPH (A) OF THIS SECTION 15 ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY OTHER DAMAGES THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

                        [SIGNATURES ON FOLLOWING PAGE.]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first written above.


                                  GUARANTORS:

                                  BRAWN OF CALIFORNIA, INC.
                                  COMPANY STORE HOLDINGS, INC.
                                  D. M. ADVERTISING, INC.
                                  GUMP'S HOLDINGS, INC.
                                  HANOVER CATALOG HOLDINGS, INC.
                                  HANOVER DIRECT PENNSYLVANIA, INC.
                                  HANOVER DIRECT VIRGINIA, INC.
                                  HANOVER FULFILLMENT OF VIRGINIA,
                                    INC.
                                  HANOVER HOLDINGS INC.
                                  HANOVER REALTY INC.
                                  HANOVER VENTURES, INC.
                                  HENRE, INC.
                                  TW ACQUISITIONS INC.
                                  AMERICAN DOWN & TEXTILE COMPANY
                                  THE COMPANY FACTORY, INC.
                                  THE COMPANY OFFICE, INC.
                                  THE COMPANY STORE, INC.
                                  SCANDIA DOWN CORPORATION
                                  SKANDIA DOWN SALES, INC.
                                  SOUTHERN CALIFORNIA COMFORT
                                    CORPORATION
                                  GUMP'S BY MAIL, INC.
                                  GUMP'S CORP.
                                  HANOVER DIRECT MAIL MARKETING, INC.
                                  HANOVER FINANCE CORPORATION
                                  HANOVER LIST MANAGEMENT, INC.
                                  YORK FULFILLMENT COMPANY, INC.
                                  TWEEDS, INC.
                                  TWEEDS OF VERMONT, INC.
                                  H.H.B.K., INC.
                                  BC CORPORATION OF TENNESSEE, INC.
                                  H & H 1600 BROADWAY CORP.


                                  By:__________________________________________
                                     Name:_____________________________________
                                     Title:____________________________________

                                  Address:
                                  _____________________________________
                                  _____________________________________
                                  _____________________________________





                             SIGNATURE PAGE 1 OF 2

                               AGENT:

                               NATIONSBANK OF NORTH CAROLINA,
                               NATIONAL ASSOCIATION,as Agent for
                               the Lenders


                               By:______________________________
                                  Name:_________________________
                                  Title:________________________

                               Address:

                                   NationsBank of North Carolina, National
                                     Association
                                   NationsBank Plaza, NC 1002-06-19 6th
                                   Floor Charlotte, North
                                   Carolina 28255
                                   Attention:                  Ms. Joyce Ruppe,
                                                               Agency Services

                               With a copy to:

                                     NationsBank of North Carolina, National
                                       Association
                                     Corporate Banking
                                     767 Fifth Avenue, 5th Floor New York,
                                     New York 10153-0083
                                     Attention:                Mr.Christopher
                                                               C. Browder, Vice
                                                               President





                             SIGNATURE PAGE 2 OF 2

                                   EXHIBIT N

                        FORM OF SUBORDINATION AGREEMENT

         THIS SUBORDINATION AGREEMENT is made as of October 12, 1994 by and among NATIONSBANK OF NORTH CAROLINA, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent") for each of the lenders (the "Lenders") now or hereafter party to the Credit Agreements (as defined below) (the Agent and the Lenders, together with their transferees, successors and assigns, collectively referred to herein as the "Senior Creditors"), SUN LIFE INSURANCE COMPANY OF AMERICA, a Maryland insurance corporation (together with its transferees, successors and assigns, "Sun Life", and together with the Indenture Trustee (as defined below), individually and collectively, the "Junior Creditor"), HANOVER DIRECT, INC., a Delaware corporation ("Hanover"), and each of the direct and indirect subsidiaries of Hanover executing a signature page hereto. The Senior Creditors and Junior Creditor are sometimes collectively referred to herein as "Creditors" and individually a "Creditor."

                              W I T N E S S E T H:

         WHEREAS, Hanover (as successor to The Hanover Companies) has entered into certain debt financing arrangements, pursuant to which Hanover has issued and Junior Creditor has purchased from Hanover an aggregate of $20,000,000 in principal amount of 9.25% Senior Subordinated Notes due August 1, 1998 (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, exchanged, restated or replaced, the "Notes"); and

         WHEREAS, payment of the obligations of Hanover to Junior Creditor under the Notes has been guaranteed by the direct and indirect subsidiaries of Hanover listed on Exhibit A annexed hereto (the "Subsidiary Guarantors") (such guarantees of the Notes, collectively, the "Guarantees"); and

         WHEREAS, the Agent and the Lenders have agreed, pursuant to the terms of a Credit Facilities and Reimbursement Agreement of even date herewith among the Agent, the Lenders and Hanover, to make available to Hanover a revolving credit facility in the maximum principal amount at any time outstanding of $60,000,000 (together with all schedules and exhibits thereto and as the same may be amended, supplemented or restated from time to time, the "Credit Facilities and Reimbursement Agreement," and collectively with all documents now or hereafter delivered to the Agent by or on behalf of Hanover in connection therewith, as the same may be amended, supplemented or restated from time to time, the "Credit Facilities and Reimbursement Documents"); and

         WHEREAS, the Agent and the Lenders have agreed, pursuant to the terms of a Revolving Credit and Term Loan Agreement of even date herewith among the Agent, the Lenders and Hanover, to make available to Hanover a revolving credit facility in the maximum principal





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
amount at any time outstanding of $20,000,000 (together with all schedules and exhibits thereto and as the same may be amended, supplemented or restated from time to time, the "Revolving Credit and Term Loan Agreement," and collectively with all documents now or hereafter delivered to the Agent by or on behalf of Hanover in connection therewith, as the same may be amended, supplemented or restated from time to time, the "Revolving Credit and Term Loan Documents") (the Credit Facilities and Reimbursement Documents and the Revolving Credit and Term Loan Documents collectively referred to herein as the "Loan Documents"); and

         WHEREAS, the Senior Creditors are unwilling to enter into the Loan Documents and to make loans or advances or to issue letters of credit thereunder unless the Junior Creditor enters into this Agreement to provide for the terms and conditions of the subordination in favor of the Senior Creditors of the obligations of Hanover to Junior Creditor in respect of the Junior Debt (as defined below), and of any other persons now or hereafter obligated, as borrower, guarantor or otherwise, in respect of all or any part of the Junior Debt (Hanover and the Subsidiary Guarantors, together with any other persons so obligated to Junior Creditor in respect of all or any part of the Junior Debt and also obligated to Senior Creditor, as borrower, guarantor or otherwise, in respect of all or any part of the obligations under the Loan Documents, individually, an "Obligor" and, collectively, "Obligors") and related matters;

         NOW THEREFORE, in consideration of the mutual benefits accruing to the Creditors hereunder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.       DEFINITIONS

         As used in this Subordination Agreement, the following terms shall have the meanings ascribed to them below:

         1.1 "Affiliate" shall have the meaning ascribed to such term in the Credit Agreements.

         1.2 "Agent" has the meaning specified in the preamble to this Agreement and shall include any successor thereto or substitute therefor from time to time acting in such capacity under the Credit Agreements or if there is no agent for the Lenders thereunder, the holder or holders of a majority in aggregate principal amount of indebtedness outstanding under the Credit Agreements.

         1.3 "Borrowers" shall have the meaning ascribed to such term in the Credit Agreements.

         1.4 "Credit Agreements" means collectively the Credit Facilities and Reimbursement Agreement and the Revolving Credit and Term Loan Agreement.





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         1.5     "Indenture" shall mean that certain Indenture dated as of
August 17, 1993, among The Horn & Hardart Company ("H&H"), Hanover, the Subsidiary Guarantors and the Indenture Trustee, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         1.6 "Indenture Trustee" shall mean First Trust National Association, as Trustee under the Indenture, any successor Trustee, and their respective successors and assigns.

         1.7 "Junior Creditor Agreements" shall mean, collectively, the Notes (including any notes exchanged therefor), the Purchase Agreement dated on or about the date hereof among H&H, Hanover, the Subsidiary Guarantors and Sun Life, the Indenture, and all other agreements, documents and instruments now or at any time hereafter executed and/or delivered by H&H, Hanover, the Subsidiary Guarantors or any other person to, with or in favor of Junior Creditor in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, exchanged, restated or replaced.

         1.8     "Junior Creditor Representative" shall mean the Indenture
Trustee.

         1.9 "Junior Debt" shall mean all of the following evidenced by or arising under or in connection with the Notes or the other Junior Creditor Agreements to the extent relating to the Notes or the debt evidenced thereby: all loans, obligations, liabilities, letters of credit, credit facilities and other indebtedness of any kind, nature and description owing by any Obligor to Junior Creditor, including principal, interest, charges, fees, premiums, indemnities and expenses, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising after the commencement of any case with respect to any Obligor under the U.S. Bankruptcy Code or any similar statute, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended, and whether arising directly or howsoever acquired by Junior Creditor including from any other person outright, conditionally or as collateral security, by assignment, merger with any other person, participations or interests of Junior Creditor in the obligations of any Obligor to others, or by assumption or operation of law, or by way of a claim or right of contribution, exoneration, reimbursement, indemnification, subrogation or otherwise, however evidenced, and shall also include all amounts chargeable to any Obligor under the Junior Creditor Agreements or in connection with any of the foregoing.
Notwithstanding the foregoing, the obligations, liabilities and indebtedness to Junior Creditor in respect of the Notes owed by any person not an Obligor as defined herein, shall not be part of the Junior Debt for purposes hereof.





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         1.10     "Lien" shall mean any pledge, hypothecation, assignment,
deposit arrangement, right of setoff, security interest, encumbrance, mortgage, deed of trust (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security, including, without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

         1.11     "Payment Block Notice" shall have the meaning set forth in
Section 3.2 hereof.

         1.12 "Person" or "person" shall mean an individual, a partnership, a corporation (including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture, or other entity or a government or any agency, instrumentality or political subdivision thereof.

         1.13 "Required Lenders" shall have the meaning assigned thereto in each of the Credit Agreements.

         1.14 "Senior Debt" shall mean any and all loans, obligations, liabilities, letters of credit, credit facilities and indebtedness of every kind, nature and description owing by any Obligor to Senior Creditors or their participants, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, in each case arising under the Loan Documents, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Loan Documents, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended and whether arising directly or howsoever acquired by Senior Creditors under the Loan Documents or by assumption or operation of law, or by way of any claim or right of contribution, indemnification, exoneration, reimbursement, subrogation or otherwise and shall also include all amounts chargeable to any Obligor under the Loan Documents or in connection with any of the foregoing.

         1.15 "Standstill Period" shall mean the period beginning on the earlier of the date that Junior Creditor has received a Payment Block Notice or the date that Junior Creditor has given written notice to Senior Creditor that an event of default under the Junior Creditor Agreements has occurred and specifying such event of default and ending 180 days after such date; provided, however, that the aggregate number of days that any one or more Standstill Periods shall be in effect may not exceed 180 days in any consecutive 365 day period; and provided, further, that no event of default under the Loan Documents which (i) is specified in the written notice under this Section commencing a Standstill Period and (ii) is subsequently waived by the Required Lenders shall be or be made the basis for the





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
commencement of a subsequent Standstill Period unless such event of default shall be waived by the Required Lenders as to the specific circumstances giving rise to such event of default for a period of not less than 365 days following the occurrence of such event of default.

         1.16 "Triggering Default" shall mean the occurrence or existence of any event of default in respect of the Junior Debt under the Junior Creditor Agreements, which remains uncured or unwaived and continues beyond the expiration of the Standstill Period hereunder with respect to such event of default.

         1.17 References. All terms defined in the Uniform Commercial Code as in effect in the State of New York, unless otherwise defined herein, shall have the meanings set forth therein. All references to any term in the plural shall include the singular and all references to any term in the singular shall include the plural. Use of the term "or" shall mean "and/or" unless the context otherwise clearly requires. Unless the context otherwise clearly requires, references to "herein" or "hereunder" shall mean this entire Subordination Agreement, not only the particular provision in which such reference appears.

2. RESTRICTIONS OF JUNIOR CREDITOR RIGHTS. Notwithstanding any right or remedy available to Junior Creditor under any of the Junior Creditor Agreements, applicable law or otherwise, Junior Creditor may accelerate the Junior Debt, but shall not, subject to Section 3.5, directly or indirectly take any of the following actions until all of the Senior Debt has been indefeasibly paid and satisfied:

                 (a) unless and until a Triggering Default has occurred, exercise any of its rights or remedies (other than acceleration of the Junior Debt as aforesaid) as against any Obligor or its property upon an event of default by any Obligor under the Junior Creditor Agreements or otherwise, including, without limitation, the termination of the Junior Creditor Agreements or the commencement of suit for the enforcement of any provisions of the Junior Creditor Agreements or for collection of the Junior Debt as against or from any Obligor or its property;

                 (b) hold, seek to obtain or enforce any Lien in or upon any collateral or any other property of any Obligor, except after a Triggering Default has occurred; or

                 (c) unless and until a Triggering Default has occurred, commence, any administrative, legal or equitable action or proceeding against any Obligor or its properties seeking any reorganization, arrangement, composition, readjustment, liquidation, bankruptcy or any other action involving the readjustment of all or any part of any Obligor's obligations, or other similar relief under the U.S. Bankruptcy Code or any present or future statute, law or regulation relative to any Obligor or its properties or any proceedings for voluntary liquidation, dissolution or other winding





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
up of any Obligor's businesses or the appointment of any trustee, receiver or liquidator for any Obligor or any part of its properties or any assignment for the benefit of creditors or any marshalling of assets of any Obligor.

3.       SUBORDINATION OF JUNIOR DEBT

         3.1 Subordination. Except as specifically set forth below, Junior Creditor hereby subordinates its right to payment and satisfaction of the Junior Debt, and the payment thereof, directly or indirectly, by any means whatsoever, is deferred and subordinated, to the prior indefeasible payment and satisfaction in full of all Senior Debt.

         3.2     Permitted Payments.

                 (a) Subject to all the other terms and conditions of this Subordination Agreement, Senior Creditors hereby agree that, unless and until the Agent has notified the Junior Creditor Representative of the occurrence of a default or an event of default or the occurrence of an event or existence of a condition which does, or would, with notice or lapse of time or both constitute an event of default under the Loan Documents, and in each case specifying such event (such notice a "Payment Block Notice"), Hanover may make and Junior Creditor may receive and retain from Hanover (i) payments of interest when due as regularly scheduled, (ii) payment of principal when due at scheduled maturity on August 1, 1998 (or later), in each case under clauses (i) and (ii) in accordance with the terms of the Notes and the Indenture as in effect on the date hereof (but not any other prepayment of principal or interest or other payment of principal or any payment pursuant to acceleration or claims of breach or any payment to acquire any Junior Debt or otherwise), and (iii) reimbursement to Junior Creditor, prior to an event of default under any Junior Debt, for out-of-pocket expenses payable by Hanover pursuant to the Junior Creditor Agreements. After a Payment Block Notice is given, no payment otherwise permitted to be made to or received in respect of the Junior Debt may be made to or received by Junior Creditor until the expiration of the Standstill Period hereunder.

                 (b) No event of default which existed or was continuing under the Loan Documents on the date any Payment Block Notice is given, and which is subsequently waived by the Agent, shall be or be made the basis for the giving of a subsequent Payment Block Notice, unless such event of default shall be waived by the Agent as to the specific circumstances giving rise to such event of default for a period of not less than 365 days following the occurrence of such event of default.

                 (c) The Agent may give any number of Payment Block Notices hereunder, provided that the aggregate number of days that any one or more Standstill Period(s) hereunder shall be in effect shall not exceed 180 days during any 365 consecutive days, irrespective of the





                                      N-6
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number of defaults with respect to the Loan Documents; and provided further that, upon expiration or rescission of such Standstill Period, Junior Creditor must receive payment of all regularly scheduled payments of interest and, if applicable, principal payments described in clause (ii) of Section 3.2(a) which have become due (on an unaccelerated basis, whether or not there has been an acceleration of any Junior Debt), plus interest on such overdue payments as provided in the Indenture, before a subsequent Payment Block Notice may be given.

         3.3 Distributions. In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of any Obligor or the proceeds thereof to the creditors of any Obligor or readjustment of the obligations and indebtedness of any Obligor, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors, marshalling of assets of any Obligor or any other action or proceeding involving the readjustment of all or any part of the obligations of any Obligor or the application of the assets of any Obligor to the payment or liquidation thereof, or upon the dissolution or other winding up of any Obligor's business, or upon the sale of all or substantially all of the assets of any Obligor then, and in any such event, Junior Creditor agrees that:

                 (a) Senior Creditors shall first receive indefeasible payment in full in cash of all of the Senior Debt prior to the payment of all or any part of the Junior Debt, and

                 (b) Until the Senior Debt is paid in full as provided in clause (a) above, Senior Creditors shall be entitled to receive any payment or distribution of any kind or character, whether in cash, securities or other property which may be payable or deliverable in respect of any or all of the Junior Debt; provided, however, that notwithstanding clauses (a) and (b) of this Section 3.3, Junior Creditor may receive shares of stock and/or debt securities issued by an Obligor in connection with any liquidation, dissolution or bankruptcy case or proceeding that are subordinated to the remaining Senior Debt and any stock or debt securities issued to Senior Creditors at least to the same extent and pursuant to the same or more stringent terms as is the Junior Debt, as evidenced by a supplement hereto, executed by the Senior Creditors and the Junior Creditor representative.

         3.4 Payments Received by Junior Creditor. Except for permitted payments received by Junior Creditor as provided in Section 3.2 or through permitted enforcement of the Junior Debt as provided in Sections 2 and 3.5 hereof, or distributions permitted under Section 3.3 hereof, if any payment or distribution or security or instrument or proceeds thereof is received by the Junior Creditor in respect of the Junior Debt, or if any sums are recovered in respect of the Junior Debt upon enforcement not permitted pursuant to Sections 2 and 3.5 hereof, Junior Creditor shall receive and hold the





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same in trust, as trustee, for the benefit of Senior Creditors.  Junior
Creditor shall segregate each such payment, distribution or recovery from all other funds and property of Junior Creditor and shall forthwith deliver such payment, distribution or recovery to the Agent for the benefit of Senior Creditors (together with any endorsement or assignment of Junior Creditor where necessary), for application to any of the Senior Debt. In the event of the failure of the Junior Creditor to make any such endorsement or assignment to the Agent, the Agent, or any of its officers or employees, is hereby irrevocably authorized on behalf of Junior Creditor to make the same.

         3.5 Permitted Enforcement. If any event of default under the Junior Creditor Agreements has occurred and is continuing, Junior Creditor may
(i) accelerate such portion of the Junior Debt as is in default or any other amounts as may otherwise be accelerated pursuant to the terms of the Junior Creditor Agreements, and/or (ii) upon the expiration of any Standstill Period arising with respect to such event of default, commence and prosecute judicial enforcement of the Junior Creditor Agreements and collection of the Junior Debt as against any Obligor or take other actions otherwise prohibited under Section 2(a), (b) or (c). Upon the expiration of such Standstill Period, Junior Creditor may receive and retain any payments owing (by acceleration or otherwise) to Junior Creditor.

         3.6     Instrument Legend and Notation.

                 (a) Each of the Notes and any other instruments at any time evidencing any Junior Debt, or any portion thereof, shall be permanently marked on its face with a legend conspicuously indicating that payment thereof is subordinated in right of payment to the Senior Debt and is subject to the terms and conditions of this Subordination Agreement; and after being so marked certified copies thereof shall be delivered to the Agent.

                 (b) In the event any legend or endorsement is omitted, the Agent or any of its officers or employees, are hereby irrevocably authorized on behalf of Junior Creditor to make the same. No specific legend, further assignment or endorsement or delivery of notes, guarantees or instruments shall be necessary to subject any Junior Debt to the subordination thereof contained in this Subordination Agreement.

4.       COVENANTS, REPRESENTATIONS AND WARRANTIES

         4.1 Additional Covenants. Junior Creditor agrees in favor of Senior Creditors that until all Senior Debt has been indefeasibly paid and satisfied in full:

                 (a) except as specifically set forth in Sections 3.2, 3.3 and 3.5 above, Junior Creditor shall not, directly or indirectly, accept or receive any payment of principal or interest or expenses or any prepayment or other payment of principal or any payment pursuant to acceleration or claims of breach or any payment to acquire Junior Debt or otherwise in respect of any Junior Debt; and

                 (b) Junior Creditor shall not, directly or indirectly, accept or receive from any Obligor any loan, gift or, except as permitted herein, distribution of assets to Junior Creditor, and Junior Creditor shall not accept or hold any guaranties for the Junior Debt except the Guarantees of the Subsidiary Guarantors whether now existing or as contemplated by the Junior Creditor Agreements as in effect on the date hereof, and shall not hold or acquire any Lien upon the assets of any Obligor, except any Lien held and obtained to the extent permitted under the exception contained in Section 2(b) and subject to the enforcement restrictions of Section 2(b).

         4.2 Additional Representations and Warranties. Junior Creditor represents and warrants to Senior Creditors that:

                 (a) as of the date hereof, the total indebtedness owing by Hanover to Junior Creditor in respect of the debt evidenced by the Notes and by the Subsidiary Guarantors as guarantors thereof, is in the aggregate principal amount of TWENTY MILLION ($20,000,000) DOLLARS, all of which is presently unsecured.

                 (b) as of the date hereof, no default or event of default, or event or condition which with notice or passage of time or both would constitute a default or an event of default, exists or has occurred under the Junior Creditor Agreements;

                 (c) Junior Creditor is the exclusive legal and beneficial owner of all of the Junior Debt;

                 (d) none of the rights of Junior Creditor in and to the Junior Debt are subject to any lien, security interest, financing statements, subordination, assignment or other claim, except in favor of Senior Creditors;

                 (e) true, correct and complete copies of all Junior Creditor Agreements in effect as of the date hereof have been furnished to the Agent;

                 (f) the execution, delivery and performance of this Agreement is within the corporate powers of Junior Creditor, has been duly authorized by all necessary corporate action of Junior Creditor, and does not contravene any law, any provision of the certificate of incorporation or other charter document or the by-laws of Junior Creditor or any agreement to which Junior Creditor is a party or by which it or its properties are bound; and

                 (g) this Agreement constitutes the legal, valid and binding obligations of Junior Creditor, enforceable in accordance with its terms.





                                      N-9
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         4.3     Waivers.         Notice of acceptance hereof, the making of
loans, advances and extensions of credit or other financial accommodations to, and the incurring of any expenses by or in respect of, any Obligor or any other subordinate creditor, by Senior Creditors, and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which Junior Creditor and any Obligor are or may be entitled are hereby waived (except to the extent, if any, expressly provided for herein). Junior Creditor also waives notice of (a) any amendment, modification, supplement, renewal, restatement or extensions of the Loan Documents or any collateral, or of the time of payment of, or increase or decrease in the amount of, any of the Senior Debt, (b) the taking, exchange, surrender and releasing of collateral or guarantees now or at any time held by or available to Senior Creditors for the Senior Debt or any other person at any time liable for or in respect of the Senior Debt, (c) the exercise of, or refraining from the exercise of any right against any Obligor or any collateral, (d) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Senior Debt, and/or (e) Senior Creditors' election, in any proceeding instituted under the U.S. Bankruptcy Code of the application of Section 1111(b)(2) of the U.S. Bankruptcy Code. None of the foregoing shall, in any manner, affect the terms hereof or impair the obligations of Junior Creditor hereunder or give rise to any claim by Junior Creditor against Senior Creditors, whether or not any of the foregoing are or purport to be restricted in any manner under the terms of the Junior Creditor Agreements. All of the Senior Debt shall be deemed to have been made or incurred in reliance upon this Subordination Agreement. Junior Creditor hereby agrees that all payments received by Senior Creditors may be applied, reversed, and reapplied, in whole or in part, to any of the Senior Debt, as Senior Creditors, in their discretion, deem appropriate.

         4.4 Subrogation. After the full and indefeasible payment and satisfaction of all Senior Debt, and after all of the Loan Documents have been terminated, Junior Creditor shall be subrogated to the rights of the holders of Senior Debt to receive distributions applicable to the Senior Debt to the extent that distributions otherwise payable to Junior Creditor have been applied to payment of Senior Debt, and any such distributions otherwise payable to Junior Creditor and applied to Senior Debt shall not, as between Hanover and Junior Creditor, constitute a payment by Hanover of Senior Debt.

         4.5     Information Concerning Obligors.

                 (a) Junior Creditor hereby assumes sole responsibility for keeping itself informed of the financial condition of Hanover, any and all endorsers and any and all guarantors of the Junior Debt and any other Obligor, and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt and/or the Junior Debt that diligent inquiry would reveal, and Junior Creditor hereby agrees that Senior Creditors shall have no duty to advise Junior Creditor of





                                      N-10
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information known to Senior Creditors regarding such condition or any such circumstances.

                 (b) In the event Senior Creditors, in their discretion, undertake, at any time or from time to time, to provide any such information to Junior Creditor, Senior Creditors shall be under no obligation (i) to provide any such information to the Junior Creditor on any subsequent occasion or (ii) to undertake any investigation and shall be under no obligation to disclose any information obtained in any investigation, routine or otherwise.

5.       MISCELLANEOUS

         5.1 Amendments. Any waiver, permit, consent or approval by a Creditor of or under any provision, condition or covenant to this Subordination Agreement must be in writing executed by such Creditor, or its successors and assigns, and shall be effective only to the extent it is set forth in such signed writing and as to the specific facts or circumstances covered thereby. Any amendment of this Subordination Agreement must be in writing and signed by each of the parties to be bound thereby. Execution of any amendment by the Junior Creditor Representative shall bind the Junior Creditor and its successors and assigns, and shall be effective for any Junior Creditor.

         5.2     Successors and Assigns.

                 (a) This Subordination Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of each of the Creditors and its respective successors, participants and assigns.

                 (b) Senior Creditors reserve the right to grant participations in, or otherwise sell, assign, transfer or negotiate all or any part of, or any interest in, the Senior Debt and any collateral from time to time securing same.

         5.3 Insolvency. This Subordination Agreement shall be applicable both before and after the filing of any petition by or against any Obligor under the U.S. Bankruptcy Code and all converted or succeeding cases in respect thereof, and all references herein to any Obligor shall be deemed to apply to a trustee for any Obligor as debtor and debtor-in-possession. The relative rights of Senior Creditors and Junior Creditor to payment of the Senior Debt and the Junior Debt, respectively, and in or to any distributions from or in respect of any Obligor or any collateral or proceeds of collateral, shall continue after the filing thereof on the same basis as prior to the date of the petition.

         5.4     Notices.

                 (a) All notices, requests and demands to or upon the respective parties hereto shall be deemed duly given, made or





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received if in writing and: if by hand, immediately upon sending; if by Federal
Express, Express Mail or any other overnight delivery service, one (1) day after dispatch; and if mailed by certified mail, return receipt requested, five
(5) days after mailing to the parties at their addresses set forth below (or to such other addresses as the parties may designate in accordance with the provisions of this Section 5.4:

         To the Senior
           Creditors:             NationsBank of North Carolina, National
                                      Association, as Agent
                                  NationsBank Plaza, NC 1002-06-19
                                  6th Floor
                                  Charlotte, North Carolina  28255
                                  Attention:  Ms. Joyce Ruppe,
                                              Agency Services

         with a copy to:          NationsBank of North Carolina, National
                                      Association, as Agent
                                  Corporate Banking
                                  767 Fifth Avenue, 5th Floor
                                  New York, New York  10153-0083
                                  Attention:  Mr. Christopher C. Browder,
                                              Vice President

         To any Junior
           Creditor or to
           the Junior
           Creditor
           Representative:        First Trust National Association
                                  180 East Fifth Street
                                  P.O. Box 64111
                                  St. Paul, Minnesota 55164
                                  Attention:  Mr. Frank P. Leslie, III

                 (b) A Creditor may change the address(es) to which all notices, requests and other communications are to be sent by giving ten (10) days written notice of such address change to the other Creditor in conformity with this Section 5.4, but such change shall not be effective until notice of such change has been received by the other Creditor.

         5.5 Counterparts. This Subordination Agreement may be executed in any number of counterparts, each of which shall be an original with the same force and effect as if the signatures thereto and hereto were upon the same instrument.

         5.6 Governing Law. The validity, construction and effect of this Subordination Agreement shall be governed by the laws of the State of New York.

         5.7 Consent to Jurisdiction; Waiver of Jury Trial. Each of Junior Creditor and Senior Creditors hereby irrevocably consents to the non-exclusive jurisdiction of the Supreme Court of the State of New York and the United States District Court for the Southern District of New York and waives trial by jury in any action or proceeding with respect to this Subordination Agreement or any matter directly or indirectly arising out of or relating to their financing arrangements with any Obligor.

         5.8 Complete Agreement. This written Subordination Agreement is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement.

         5.9 No Third Parties Benefitted. This Subordination Agreement is solely for the benefit of the Creditors and their respective successors, participants and assigns, and no other person, including any other creditor or creditor's representative of any Obligor shall have any right, benefit, priority or interest under, or because of the existence of, this Subordination Agreement.

         5.10 Disclosures, Non-Reliance. Each Creditor has the means to, and shall in the future remain, fully informed as to the financial condition and other affairs of each Obligor, and neither Creditor shall have any obligation or duty to disclose any such information to the other Creditor. Except as expressly set forth in this Subordination Agreement, the parties hereto have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to: (a) the enforceability, validity, value or collectibility of any of the Junior Debt or Senior Debt or any guarantee or security which may have been granted to any of them in connection therewith, or (b) any other matter except as expressly set forth in this Subordination Agreement.

         5.11 Term. This Subordination Agreement is a continuing agreement and shall remain in full force and effect until the indefeasible satisfaction in full of all Senior Debt and the termination of the Loan Documents.

         5.12 Severability. If any provision of this Subordination Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Subordination Agreement as a whole but this Subordination Agreement shall be construed as though it did not contain the particular provision or provisions held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by law.

         5.13 Senior Creditors' Rights under Indenture. The rights and benefits afforded the Senior Creditors under this Subordination Agreement shall be in addition to any and all rights and benefits which the Senior Creditors may have under the terms of the Indenture. The terms and provisions of the Indenture shall in no way limit or impair the rights and benefits of the Senior Creditors hereunder or limit or otherwise modify the obligations of, or restrictions upon, Junior Creditor hereunder.

         5.14 Indenture Trustee's Compensation Not Prejudiced. Nothing in this Subordination Agreement shall restrict the rights of the Indenture Trustee to sue upon its claims for compensation under the Indenture.

         5.15 No Fiduciary Duty to Senior Creditors. Indenture Trustee, by its execution of the Acknowledgment and Agreement hereto, undertakes to perform or observe and be bound by only the terms and provisions hereof applicable to it or applicable to the holders of Junior Debt on whose behalf the Indenture Trustee is acting in that capacity under the Indenture. The Indenture Trustee shall not be deemed to owe any fiduciary duty to Senior Creditors.

         5.16 Application of Monies Deposited with Trustee. Nothing in this Subordination Agreement shall (i) prevent the application by the Indenture Trustee or any paying agent of any monies or the proceeds of U.S. government obligations received from Hanover at a time when such payment and receipt thereof by Junior Creditor would not have been prohibited hereunder, or (ii) prevent the application by the Indenture Trustee or any paying agent of any monies or the proceeds of any U.S. government obligations deposited by Hanover under the Indenture to the payment of or on account of the principal of or interest on the Notes if, at the time of such deposit, payment of such amounts by Hanover under the Notes, and the receipt thereof by Junior Creditor, would not have been prohibited by this Subordination Agreement.

         5.17 Headings. The headings used herein are for convenience only and do not constitute matters to be considered in interpreting this Subordination Agreement.

         5.18 Execution by Subsidiaries. By its execution hereby, each of the undersigned Subsidiaries acknowledges and agrees to be bound by the terms and provisions hereof.

                        [Signatures on following pages]

         IN WITNESS WHEREOF, the parties have caused this Subordination Agreement to be duly executed as of the day and year first above written.

                                        Junior Creditor:

                                        SUN LIFE INSURANCE COMPANY OF AMERICA

                                        By:______________________________
                                           Name:_________________________
                                           Title:________________________

                                        Senior Creditors:

                                        NATIONSBANK OF NORTH CAROLINA,
                                        NATIONAL ASSOCIATION, as Agent for
                                        the Lenders

                                        By:______________________________
                                           Name:_________________________
                                           Title: _______________________





                             Signature page 1 of 2

                                        HANOVER DIRECT,INC.


                                        By:______________________________
                                           Name:_________________________
                                           Title:________________________


                                        Subsidiary Guarantors:

                                        BRAWN OF CALIFORNIA, INC.
                                        COMPANY STORE HOLDINGS, INC.
                                        D. M. ADVERTISING, INC.
                                        GUMP'S HOLDINGS, INC.
                                        HANOVER CATALOG HOLDINGS, INC.
                                        HANOVER DIRECT NEW JERSEY, INC.
                                        HANOVER DIRECT PENNSYLVANIA, INC.
                                        HANOVER DIRECT VIRGINIA, INC.
                                        HANOVER FULFILLMENT OF VIRGINIA,
                                          INC.
                                        HANOVER HOLDINGS INC.
                                        HANOVER REALTY INC.
                                        HANOVER VENTURES, INC.
                                        HENRE, INC.
                                        TW ACQUISITIONS INC.
                                        AMERICAN DOWN & TEXTILE COMPANY
                                        THE COMPANY FACTORY, INC.
                                        THE COMPANY OFFICE, INC.
                                        THE COMPANY STORE, INC.
                                        SCANDIA DOWN CORPORATION
                                        SKANDIA DOWN SALES, INC.
                                        SOUTHERN CALIFORNIA COMFORT
                                          CORPORATION
                                        GUMP'S BY MAIL, INC.
                                        GUMP'S CORP.
                                        HANOVER DIRECT MAIL MARKETING, INC.
                                        HANOVER FINANCE CORPORATION
                                        HANOVER FINANCING COMPANY, INC.
                                        HANOVER LIST MANAGEMENT, INC.
                                        YORK FULFILLMENT COMPANY, INC.
                                        TWEEDS, INC.
                                        TWEEDS OF VERMONT, INC.
                                        H.H.B.K., INC.
                                        BC CORPORATION OF TENNESSEE, INC.
                                        H&H 1600 BROADWAY CORP.
                                        HANOVER SYNDICATION CORP.


                                        By:______________________________
                                           Name:_________________________
                                           Title: _______________________





                             Signature page 2 of 2

               ACKNOWLEDGMENT AND AGREEMENT BY INDENTURE TRUSTEE

         The undersigned Trustee under the Indenture referred to in the foregoing Subordination Agreement hereby acknowledges and consents to the foregoing Subordination Agreement to the extent its consent is or may be required. The undersigned agrees that it will be bound by the provisions of the Subordination Agreement as applicable to the undersigned as a Junior Creditor (as defined in the Subordination Agreement) in its capacity as Trustee under the Indenture.


                                        FIRST TRUST NATIONAL ASSOCIATION,
                                        as Indenture Trustee

                                        By:___________________________
                                           Name:______________________
                                           Title:_____________________

                                   EXHIBIT A
                                       TO
                            SUBORDINATION AGREEMENT

                             Subsidiary Guarantors


Hanover Direct Fulfillment, Inc.
Brawn of California, Inc.
Gump's By Mail, Inc.
Leavitt Advertising Agency, Inc.
D.M. Advertising, inc.
Hanover Syndication Corp.
Hanover Direct Mail Marketing, Inc.
Hanover List Management, Inc.
York Fulfillment Company, Inc.
H.I.M. Inc.
Gump's Holdings, Inc.

                                   EXHIBIT O

                                  UPFRONT FEES

         The Upfront Fee payable by the Borrower on the Closing Date to the Agent for the benefit of each Lender shall be equal to the sum of a percentage of each Lender's Revolving Credit Commitment as in effect on the Closing Date as follows:

                                                                                        Upfront Fee
Revolving Credit Commitment                                                             Percentage
---------------------------                                                             -----------
less than $11,250,000                                                                     .100%

equal to or greater than                                                                  .150%
$11,250,000 but less than
$15,000,000

equal to or greater than                                                                  .200%
$15,000,000

                                   EXHIBIT P

                    FORM OF HANOVER DIRECT LETTER OF CREDIT





     IRREVOCABLE TRANSFERABLE LETTER OF CREDIT NO. ______________


                              _____________, 199_



Norwest Bank Minnesota, N.A., as Trustee
Norwest Center
Sixth & Marquette
Minneapolis, Minnesota 55479-0069
Attention:  Corporate Trust Department

Ladies and Gentlemen:

         At the request and on the instructions of our customer, Hanover Direct, Inc., a Delaware corporation (the "Company"), NationsBank of North Carolina, National Association, a national banking association (the "Bank"), hereby establishes, for the account of the Company, in your favor, as Trustee under that certain Note Agreement dated as of __________, 199_ (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the "Note Agreement") between the Company and you, as Trustee, pursuant to which $10,000,000 in aggregate principal amount of the Company's Flexible Term Notes (the "Notes") are being issued, this Irrevocable Transferable Letter of Credit No. ______________ (the "Letter of Credit") in the initial amount of $10,145,833 (such amount, as it may from time to time be reduced and reinstated as hereinafter provided, the "Available Amount"), consisting of (a) an aggregate amount not exceeding $10,000,000 (as reduced and reinstated from time to time as hereinafter provided, the "Principal Component"), which may be drawn upon with respect to payment of the unpaid principal amount of, or portion of the purchase price corresponding to the principal of, the Notes and (b) an aggregate amount not exceeding $145,833 (as reduced and thereafter reinstated from time to time as hereinafter provided, the "Interest Component"), which may be drawn upon with respect to (i) the payment of up to 35 days of interest on the Notes computed at a maximum interest rate of 15% per annum on the basis of actual number of days elapsed in a year of 360 days (the "Maximum Rate") and (ii) accrued and unpaid interest on the Notes. This Letter of Credit is effective immediately and expires at 3:30 p.m., Charlotte, North Carolina time, on _____________, 199__, unless earlier terminated or extended as provided herein. This Letter of Credit is issued pursuant to that certain Credit Facilities and

Reimbursement Agreement dated as of October 12, 1994 (the "Reimbursement Agreement") between the Company and us.

DRAWINGS AND METHOD OF PAYMENT

         Funds under this Letter of Credit are available to you against receipt by us of a sight draft drawn on us, referring to this Letter of Credit by number and signed by an Authorized Officer (as hereinafter defined), and your certificate or certificates presented for payment on a Business Day (as hereinafter defined) in the form of either Annex A, Annex B or Annex C attached hereto appropriately completed and signed by an Authorized Officer (hereinafter any such sight draft and certificate may be referred to as collectively a "Drawing Certificate").

         Presentation of any such Drawing Certificate shall be made at our office located at NationsBank of North Carolina, NationsBank Plaza, 100 North Tryon Street, 9th Floor, Charlotte, North Carolina 28255, Attention: Letter of Credit Department, or at any other office in the State of North Carolina which may be designated by us on at least five Business Days' prior written notice to you. In addition to any means of delivery otherwise approved by us, presentation may be made by postal service, by courier service or by telecopy at the following telecopy number: (704) 386-1677; but only after first giving telephone notice to us at the following telephone numbers: (704) 386-5859 or
(704) 386-8225, and receiving verbal approval, which approval shall not be unreasonably withheld, to telecopy such Drawing Certificate to us at the telecopy number shown above. You must confirm our receipt of each telecopied Drawing Certificate by telephoning the above numbers. Only upon such confirmation shall the demand under such Drawing Certificate be deemed made.

         Demands for payments hereunder shall not (a) in the aggregate exceed the Available Amount as it may be reduced and reinstated from time to time, (b) with respect to drawings for the payment of principal of the Notes or the portion of purchase price for the Notes representing principal, exceed the Principal Component, as it may be reduced and reinstated from time to time, and
(c) with respect to drawings for the payment in respect of interest on the Notes, exceed the Interest Component, as it may be reduced and reinstated from time to time.

         Drawings in respect of the payment of principal of the Notes at maturity or upon redemption or acceleration of the Notes ("Principal Drawings") must be accompanied by a certificate in the form of Annex A. Drawings in respect of the payment of interest on the Notes ("Interest Drawings") must be accompanied by a certificate in the form of Annex B. Drawings in respect of the payment of the principal portion of the purchase price of the Notes which have not been extended, renewed or resold by the Purchase Date (as defined in the Note Agreement) ("Purchase Drawings") must be accompanied by a certificate in the form of Annex C.

         In the case of presentation of a Drawing Certificate hereunder, if such Drawing Certificate is presented hereunder by sight or by facsimile transmission as permitted hereunder, by 11:00 a.m., Charlotte, North Carolina time, on a Business Day, and provided that such Drawing Certificate and the documents and other items presented in connection therewith, if any, strictly conform to the terms and conditions hereof, payment shall be made to you, or to your designee, of the amount specified, in immediately available funds, not later than 3:30 p.m., Charlotte, North Carolina time, on the same day or on such later Business Day as you may specify. If a Drawing Certificate is presented by you hereunder after the time specified hereinabove, on a Business Day, and provided that such Drawing Certificate and the documents and other items presented in connection therewith, if any, strictly conform to the terms and conditions hereof, payment shall be made to you, or to your designee, of the amount specified, in immediately available funds, not later than 3:30 p.m., Charlotte, North Carolina time, on the next Business Day thereafter or on such later Business Day as you may specify. If requested by you, payment under this Letter of Credit will be made by deposit of immediately available funds into an account that you or your designee maintains with us and designate in the applicable Drawing Certificate. If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give prompt notice that the demand for payment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that we will upon your instructions hold any documents at your disposal or return the same to you. Upon being notified that the demand for payment was not effected in conformity with this Letter of Credit, you may attempt to correct any such nonconforming demand for payment to the extent that you are entitled to do so and prior to the expiry of this Letter of Credit.

         Any drawing under this Letter of Credit will be paid solely from our general funds and not from any other source.

         No drawing may be made hereunder to pay principal of, or interest on, or the purchase price of, any Notes known by you to be Bank Notes or Borrower Notes (each as defined in the Note Agreement). Multiple drawings may be made hereunder, provided that drawings with respect to payments hereunder honored by us shall not, in the aggregate, exceed the Available Amount, as the Available Amount may have been reinstated by us.

REDUCTION OF AVAILABLE AMOUNT

         In the case of a Principal Drawing, (a) the Principal Component shall automatically be reduced by an amount equal to the entire amount of such Principal Drawing, and (b) the Interest Component shall automatically be reduced by an amount equal to 35 days' interest on the amount of such Principal Drawing calculated at the Maximum Rate. Upon any reduction in the Available Amount resulting from a Principal Drawing, we may require you to surrender this Letter of Credit to us within ten (10) Business Days following the effective date of such reduction, whereupon we shall issue to you a substitute Letter of Credit, dated the date of such reduction, for an amount equal to the amount to which the Available Amount shall have been so reduced, but otherwise having terms identical to this Letter of Credit.

         On each of the dates set forth below, each of the Principal Component and the Interest Component shall be permanently reduced (without right of reinstatement) (each such reduction, a "Scheduled Reduction") to the respective amounts set forth opposite each of such dates, unless as of such date the Principal Component and Interest Component have been theretofore permanently reduced pursuant to one or more Principal Drawings to amounts at or below the respective amounts set forth opposite each such date:

                                  Remaining                 Remaining                 Remaining
         Effective Date           Principal                 Interest                  Available
          of Reduction            Component                 Component                 Amount
          ------------            ---------                 ---------                ---------
         October 1, 1996          $9,500,000                $138,541                 $9,638,541
         October 1, 1997          $9,000,000                $131,249                 $9,131,249


         In the case of an Interest Drawing, the Interest Component shall automatically be reduced by an amount equal to the entire amount of such Interest Drawing.

         In the case of a Purchase Drawing (a) the Principal Component shall automatically be reduced by an amount equal to the entire amount of such Purchase Drawing and (b) the Interest Component shall automatically be reduced by an amount equal to 35 days' interest on the amount of such Purchase Drawing calculated at the Maximum Rate.

REINSTATEMENT

         Principal Drawings and the resulting reductions in the Principal and Interest Components shall not be reinstated. Reductions in the Principal Component and the Interest Component resulting from Scheduled Reductions shall not be reinstated. Reductions described in this paragraph are referred to herein as "Permanent Reductions."

         The Interest Component shall be automatically reinstated, at 12:01 a.m. on the sixth Business Day following the date of our payment in respect of such Interest Drawing unless prior to such time we shall have given to you the notice described in Section 7.01(d) of the Note Agreement, in an amount equal to the amount of such Interest Drawing, but in no event to exceed the Interest Component after giving effect to all applicable Permanent Reductions.

         In the event of a subsequent remarketing of Notes purchased with the proceeds paid by us pursuant to a Purchase Drawing and a release of the Notes from their pledge to the Bank in accordance with the provisions of Section 3.08(d)(ii) of the Note Agreement, then the Principal Component shall be reinstated automatically upon such remarketing of the Notes by an amount equal to the principal amount of the Notes so remarketed and the Interest Component shall be reinstated automatically by an amount equal to 35 days' interest on the Principal Component so reinstated computed at the Maximum Rate. Upon such reinstatement, we shall confirm the same to you orally or by facsimile transmission promptly confirmed in writing.

DISCHARGE OF OBLIGATIONS

         Only you or your successor, as Trustee under the Note Agreement, may make a drawing under this Letter of Credit. Upon any payment to you, to your designee or to your or your designee's account, of the amount demanded hereunder, we shall be fully discharged on our obligation under this Letter of Credit with respect to such demand for payment and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such demand to you or to any other person who may have made or makes to you or the Company a demand for payment of principal or purchase price of, or interest on, the Notes. By paying to you an amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded or your calculations or representations in any certificate required under this Letter of Credit.

EXPIRATION AND DEFAULT DRAWING

         This Letter of Credit shall expire at 3:30 p.m., Charlotte, North Carolina time on ______________, 199__ (such date, or any later date to which this Letter of Credit may from time to time be extended pursuant to the next sentence hereof, is herein referred to as the "Scheduled Termination Date"). Upon your receipt of a written notice from us in the form of Annex D attached hereto, the Scheduled Termination Date of this Letter of Credit in effect at the time of receipt of such notice shall be extended to the date specified in such notice for the Scheduled Termination Date as extended. Notwithstanding the foregoing, this Letter of Credit shall expire earlier than such date upon the first to occur of (a) the making by you and the honoring by us of the final drawing available to be made hereunder, (b) our receipt of a certificate signed by your Authorized Officer stating that the Trustee has accepted a Substitute Letter of Credit, as defined in the Note Agreement, (c) our receipt of a certificate signed by your Authorized Officer in the form of Annex E attached hereto stating that the Note Agreement is discharged and no Notes remain outstanding thereunder, or (d) 15 days after delivery by the Bank to you of written notice in the form of Annex F attached hereto that an Event of Default under the Reimbursement Agreement has occurred and is continuing after the expiration of any applicable cure period, with instructions to accelerate the maturity of the Notes and draw on the Letter of Credit (a "Default Drawing") to pay them in full. In the case of a Default Drawing, in the event we wish for you to purchase the Notes with the proceeds of the Default

Drawing, rather than to pay the Notes as would otherwise be the case, we will give written notice to you of such election in the form of Annex G attached hereto prior to or simultaneously with the payment of such Default Drawing.

         In the event the Scheduled Termination Date of this Letter of Credit, as specified in the preceding paragraph, is not a Business Day, this Letter of Credit shall expire at 3:30 p.m., Charlotte, North Carolina time, on the next following Business Day.

         Upon the expiration of this Letter of Credit, the executed original Letter of Credit shall be promptly surrendered to us by you.

TRANSFER

         We agree to endorse this Letter of Credit or issue a substitute letter of credit to any successor Trustee under the Note Agreement (and to successively replace any such substitute letter of credit) upon the return to us of the original of the Letter of Credit to be endorsed or replaced, accompanied by a request relating to such letter of credit, which (a) shall be in the form of Annex H attached hereto with the blanks appropriately completed,
(b) shall be signed by an Authorized Officer, (c) shall specify where indicated therein the same letter of credit number as the number of the letter of credit to be endorsed or replaced, and (d) shall state the name and address of the successor Trustee under the Note Agreement. Each substitute letter of credit will be in the form of this Letter of Credit except for the date and letter of credit number.

MISCELLANEOUS

         As used herein (a) "Authorized Officer" means any of your Senior Vice Presidents, Vice Presidents, Assistant Vice Presidents or Trust Officers and
(b) "Business Day" means any day, other than a Saturday or Sunday or other day on which we in Charlotte, North Carolina are authorized or required by law or executive order to close.

         Our obligations hereunder are primary obligations and shall not be affected by the performance or nonperformance by the Company under the Note Agreement or the Reimbursement Agreement or by the performance or nonperformance of any party under any agreement between the Company and you.

         Except as set forth in the next paragraph and the certificates referred to herein, this Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein or in which this Letter of Credit is referred to or to which this Letter of Credit relates, except for the certificates and Note Agreement definitions and Reimbursement Agreement definitions referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except as set forth in the next paragraph and for the Note Agreement definitions and Reimbursement Agreement definitions and the certificates referred to herein.

         This Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 revision), International Chamber of Commerce Publication No. 500 (the "Uniform Customs"); except (a) if this Letter of Credit would have otherwise expired by its terms during a period when our business has been interrupted by acts of God or other events not within our control, our obligations hereunder shall continue for a maximum of 30 days after resumption of our business, notwithstanding Article 17 of the Uniform Customs, (b) to the extent this Letter of Credit requires draws within particular periods of time, failure to make such draws during such periods shall not cause this Letter of Credit to expire or funds hereunder to be unavailable, notwithstanding Article 41 of the Uniform Customs, and (c) successive transfers are permitted as provided above notwithstanding Article 48 of the Uniform Customs. Except as to matters governed by the express provisions of this Letter of Credit or by the Uniform Customs, this Letter of Credit shall be governed by the laws of the State of North Carolina, including, without limitation, the Uniform Commercial Code as in effect in the State of North Carolina.

         Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at the address set forth above specifically referring to the number of this Letter of Credit.

                                        Very truly yours,

                                        NATIONSBANK OF NORTH CAROLINA,
                                        NATIONAL ASSOCIATION



                                        By:_____________________________
                                           Authorized Officer



Annex A - Draw Certificate for Principal Drawing
Annex B - Draw Certificate for Interest Drawing
Annex C - Draw Certificate for Purchase Drawing
Annex D - Extension of Scheduled Termination Date
Annex E - Discharge of Note Agreement and Letter of Credit
          Cancellation
Annex F - Notice of Demand for Acceleration and Default Drawing
Annex G - Notice of Direction to Purchase rather than Pay the Notes Annex H - Instruction to Issue Letter of Credit to Successor Holder

                                    ANNEX A

                              DRAWING CERTIFICATE
                                      FOR
                               PRINCIPAL DRAWING


                                     [Date]



NationsBank of North Carolina, National Association
NationsBank Plaza
100 North Tryon Street, 9th Floor
Charlotte, North Carolina 28255
Attention:  Letter of Credit Department

     Re: Irrevocable Letter of Credit Ref. No. _____________ For the Account of Hanover Direct, Inc.

Ladies and Gentlemen:

         The undersigned, a duly Authorized Officer of the undersigned Trustee (the "Trustee"), hereby certifies that:

         1.  The undersigned is the Trustee under the Note Agreement.

         2. The undersigned hereby makes demand for payment of $____________ of the Principal Component to be used solely for the payment of principal on the Notes due because of maturity, redemption or acceleration in accordance with the terms of the Note Agreement.

         3. With respect to the drawing referred to in this Certificate, the amount demanded hereby in the aggregate does not exceed the now applicable Available Amount (as defined in the above-referenced Letter of Credit) or the now applicable Principal Component (as defined in the above-referenced Letter of Credit).

         4. Upon receipt by the undersigned or its designee of the amount demanded hereby, (a) the undersigned or its designee will apply (or cause to be applied) the same directly to the payment when due of the principal amount owing on Notes (other than Bank Notes and/or Borrower Notes), (b) no portion of said amount shall be applied for any other purpose, and (c) no portion of said amount will be commingled with other funds (except other funds drawn under the above-referenced Letter of Credit).

         5. The amount demanded in this Certificate was computed in accordance with the terms and conditions of the Note Agreement.

         6. Upon payment by you of this Principal Drawing and the accompanying Interest Drawing, the Available Amount of the Letter of Credit shall automatically be reduced by $___________ [insert amount of this Principal Drawing plus 35 days' interest on the amount of such Principal Drawing calculated at the Maximum Rate of 15% per annum] and thereafter shall be equal to $__________, consisting of a $__________ Principal Component and a $__________ Interest Component.

         Please remit payment of the amount demanded herein by
____________________.

         Terms used but not otherwise defined herein shall have the meanings provided in the above-referenced Letter of Credit or in the Note Agreement (as defined in the Letter of Credit).

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of __________, ____.

                                    [NAME OF NOTE AGREEMENT TRUSTEE], as
                                    Trustee


                                    By:_____________________________
                                       [Name and Title]

                                    ANNEX B

                              DRAWING CERTIFICATE
                                      FOR
                                INTEREST DRAWING


                                     [Date]



NationsBank of North Carolina, National Association
NationsBank Plaza
100 North Tryon Street, 9th Floor
Charlotte, North Carolina 28255
Attention:  Letter of Credit Department

     Re: Irrevocable Letter of Credit Ref. No. ______________ For the Account of Hanover Direct, Inc.

Ladies and Gentlemen:

         The undersigned, a duly Authorized Officer of the undersigned Trustee (the "Trustee"), hereby certifies that:

         1.  The undersigned is the Trustee under the Note Agreement.

         2. The undersigned hereby makes demand for payment of $___________ of the Interest Component to be used solely for the payment of accrued interest on the Notes in accordance with the terms of the Note Agreement.

         3. With respect to the drawing referred to in this Certificate, the amount demanded hereby in the aggregate does not exceed the now applicable Available Amount (as defined in the above-referenced Letter of Credit) or the now applicable Interest Component (as defined in the above-referenced Letter of Credit).

         4. Upon receipt by the undersigned or its designee of the amount demanded hereby, (a) such amount shall be deposited into the Interest Reserve Account to be used as provided in the Note Agreement, (b) no portion of said amount shall be applied for any other purpose, and (c) no portion of said amount will be commingled with other funds (except other funds drawn under the Letter of Credit).

         5. The amount demanded in this Certificate was computed in accordance with the terms and conditions of the Note Agreement.

         Please remit payment of the amount demanded herein by ______________________. Terms used but not otherwise defined herein shall have the meanings provided in the above-referenced Letter of Credit or in the Note Agreement (as defined in the Letter of Credit).

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of __________, ____.

                                    [NAME OF NOTE AGREEMENT TRUSTEE], as
                                    Trustee



                                    By:________________________________
                                       [Name and Title]

                                    ANNEX C

                              DRAWING CERTIFICATE
                                      FOR
                                PURCHASE DRAWING


                                     [Date]



NationsBank of North Carolina, National Association
NationsBank Plaza
100 North Tryon Street, 9th Floor
Charlotte, North Carolina 28255
Attention:  Letter of Credit Department

     Re: Irrevocable Letter of Credit Ref. No. _____________ For the Account of Hanover Direct, Inc.

Ladies and Gentlemen:

         The undersigned, a duly Authorized Officer of the undersigned Trustee (the "Trustee"), hereby certifies that:

         1.  The undersigned is the Trustee under the Note Agreement.

         2. In accordance with the terms of the Note Agreement, the undersigned hereby makes demand for payment of $__________ of the Principal Component to be used solely for the payment of the Purchase Price (as defined in the Note Agreement) of an equal principal amount of Notes.

         3. With respect to the drawing referred to in this Certificate, the amount demanded hereby in the aggregate does not exceed the now applicable Available Amount (as defined in the above-referenced Letter of Credit) or the now applicable Principal Component (as defined in the above-referenced Letter of Credit).

         4. Upon receipt by the undersigned or its designee of the amount demanded hereby, (a) the undersigned or its designee will apply (or cause to be applied) the same directly to the payment of such Purchase Price owing in respect of such Notes, (b) no portion of said amount shall be applied for any other purpose, and (c) no portion of said amount will be commingled with other funds (except other funds drawn under the above-referenced Letter of Credit).

         5. The amount demanded in this Certificate was computed in accordance with the terms and conditions of the Note Agreement.

         6. The Notes purchased with the amount demanded herein are subject to a security interest in your favor until such Notes have been remarketed in accordance with the provisions of Section 3.08 of the Note Agreement.

         Please remit payment of the amount demanded herein by ________________.

         Terms used but not otherwise defined herein shall have the meanings provided in the above-referenced Letter of Credit or in the Note Agreement (as defined in the Letter of Credit).

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of __________, ____.


                                    [NAME OF NOTE AGREEMENT TRUSTEE], as
                                    Trustee


                                    By:__________________________________
                                       [Name and Title]

                                    ANNEX D

                    EXTENSION OF SCHEDULED TERMINATION DATE


______________________________, as Trustee
______________________________
______________________________
Attention:  __________________

     Re: Irrevocable Letter of Credit Ref. No. ________________ For the Account of Hanover Direct, Inc.

Ladies and Gentlemen:

         The undersigned, a duly authorized officer of NationsBank of North Carolina, National Association (the "Bank"), hereby notifies the Trustee with respect to the above-referenced Letter of Credit issued by the Bank in favor of the Trustee (the "Letter of Credit"), that the Scheduled Termination Date of the Letter of Credit heretofore in effect has been extended and that the Scheduled Termination Date as so extended is ____________________. The terms used in this Certificate and not defined herein shall have the meanings given in the Letter of Credit.

         IN WITNESS WHEREOF, the Bank has executed and delivered this Certificate this _____ day of __________, ____.

                                                 NATIONSBANK OF NORTH CAROLINA,
                                                 NATIONAL ASSOCIATION



                                                 By:____________________________
                                                    [Name and Title]


cc:  NationsBank of North Carolina, National Association
     NationsBank Plaza
     100 North Tryon Street, 9th Floor
     Charlotte, North Carolina 28255
     Attention:  Letter of Credit Department

                                    ANNEX E

                        DISCHARGE OF NOTE AGREEMENT AND
                         LETTER OF CREDIT CANCELLATION


                                     [Date]



NationsBank of North Carolina, National Association
NationsBank Plaza
100 North Tryon Street, 9th Floor
Charlotte, North Carolina 28255
Attention:  Letter of Credit Department


     Re: Irrevocable Letter of Credit Ref. No. _____________ For the Account of Hanover Direct, Inc.


         The undersigned, a duly authorized officer of the undersigned Trustee (the "Trustee"), hereby certifies to NationsBank of North Carolina, National Association (the "Bank"), with respect to the above-referenced Letter of Credit (the "Letter of Credit") issued by the Bank in favor of the Trustee, that no Notes remain outstanding under the Note Agreement dated as of _________________, 1994, between Hanover Direct, Inc. and the Trustee (the "Note Agreement"), and the Note Agreement is discharged.

         Pursuant to the Note Agreement, we are delivering herewith the Letter of Credit for cancellation.

                                    [NAME OF NOTE AGREEMENT TRUSTEE], as
                                    Trustee


                                     By:____________________________
                                        [Name and Title]

                                    ANNEX F

             NOTICE OF DEMAND FOR ACCELERATION AND DEFAULT DRAWING



______________________________, as Trustee
under a Note Agreement dated as of
______________, 1994 with
Hanover Direct, Inc. (the "Note Agreement")
______________________________
______________________________
Attention:  __________________

     Re: Irrevocable Letter of Credit Ref. No. _________________ For the Account of Hanover Direct, Inc.

Ladies and Gentlemen:

         Please be advised that with regard to the above-referenced Letter of Credit (the "Letter of Credit"; terms not otherwise defined herein shall have the same meaning as provided in the Letter of Credit or the Note Agreement), there has occurred an Event of Default under the Reimbursement Agreement, and in accordance with the provisions of Sections 7.01 and 7.02 of the Note Agreement, demand is hereby made of you, as Trustee under the Note Agreement, to declare the entire unpaid principal of and interest on the Notes immediately due and payable and to take such other action as provided in the Note Agreement.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this notice as of the _____ day of __________, ____.

                                        NATIONSBANK OF NORTH CAROLINA,
                                        NATIONAL ASSOCIATION



                                        By:______________________________
                                           [Name and Title]

cc:  NationsBank of North Carolina, National Association
     NationsBank Plaza
     100 North Tryon Street, 9th Floor
     Charlotte, North Carolina 28255
     Attention:  Letter of Credit Department

                                    ANNEX G

                        NOTICE OF DIRECTION TO PURCHASE
                           RATHER THAN PAY THE NOTES



______________________________, as Trustee
under a Note Agreement dated as of
_________________, 1994 with
Hanover Direct, Inc. (the "Note Agreement")
______________________________
______________________________
Attention:  __________________

     Re: Irrevocable Letter of Credit Ref. No. ______________ For the Account of Hanover Direct, Inc.

Ladies and Gentlemen:

         We either have received, or will shortly hereafter receive, from you a Default Drawing for payment under the above- referenced Letter of Credit (the "Letter of Credit"; terms not otherwise defined herein shall have the same meaning as provided in the Letter of Credit or the Note Agreement). We hereby give you notice and direction that, in accordance with the provisions of
Section 7.03 of the Note Agreement, the proceeds from such Default Drawing should be used and applied to purchase the Notes (other than Bank Notes or Borrower Notes) as provided therein rather than to pay them.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this notice as of the _____ day of __________, ____.

                                        NATIONSBANK OF NORTH CAROLINA,
                                        NATIONAL ASSOCIATION



                                        By:_______________________________
                                           [Name and Title]

                                    ANNEX H

           INSTRUCTION TO ISSUE LETTER OF CREDIT TO SUCCESSOR HOLDER


                                     [Date]



NationsBank of North Carolina, National Association
NationsBank Plaza
100 North Tryon Street, 9th Floor
Charlotte, North Carolina 28255
Attention:  Letter of Credit Department

     Re: Irrevocable Letter of Credit Ref. No. ______________ For the Account of Hanover Direct, Inc.

Ladies and Gentlemen:

         Reference is made to (a) the above-referenced Letter of Credit (the "Old Letter of Credit") and (b) the Note Agreement dated as of ________________, 1994 (the "Note Agreement") between Hanover Direct, Inc. and [Name of Trustee], as Trustee.

         [Name and address of successor Trustee] (the "Successor Trustee") has replaced and succeeded to our rights and obligations as Trustee under the Note Agreement. You are hereby requested to endorse the Old Letter of Credit to the Successor Trustee or to issue in accordance with the terms of the Old Letter of Credit, a new letter of credit to the Successor Trustee having the same terms and providing for the same Available Amount as the Old Letter of Credit.

         We submit herewith for endorsement or cancellation the original of the Old Letter of Credit.

         The individual signing below on our behalf hereby represents that he or she is duly authorized to so sign on our behalf.

                                    Very truly yours,

                                    [NAME OF NOTE AGREEMENT TRUSTEE], as
                                    Trustee


                                    By:_____________________________
                                       [Name and Title]

                                   EXHIBIT Q

                     FORM OF HANOVER HOUSE LETTER OF CREDIT





                                November 2, 1994

                           Letter of Credit No. 41055


Shawmut Bank Connecticut, National Association
777 Main Street
Hartford, Connecticut  06115

Attention:         Corporate Trust Department

         RE: Littlestown Industrial Development Authority Variable Rate Demand Industrial Development Revenue Refunding Bonds, 1987 Series (Hanover House Industries, Inc. Project) (individually a "Bond" and collectively the "Bonds")

Gentlemen:

         At the request and on the instructions of our customer, Hanover Direct Pennsylvania, Inc. (formerly known as Hanover House Industries, Inc.) ("Industries"), we, the undersigned bank (the "Bank"), hereby establish in your favor this direct pay Letter of Credit in the amount of $8,560,000 (the "Stated Amount"). This Letter of Credit is issued to you as successor trustee ("Trustee") under the Indenture of Trust dated as of September 1, 1987 ("Indenture"), and is for the benefit of the holders of the Bonds issued by the Littlestown Industrial Development Authority (the "Issuer") to refinance a project for Industries. This Letter of Credit No. 41055 is irrevocable during its term. The Stated Amount may be adjusted from time to time during the term hereof as more fully set forth below.

         You, as Trustee, are hereby irrevocably authorized to draw hereunder for account of Industries, upon the terms and conditions hereinafter set forth, an aggregate amount not exceeding the Stated Amount of which Stated Amount (a) an amount not exceeding $8,000,000 (the "Principal Portion") may be stated to be drawn upon with respect to payment of the unpaid principal amount of the Bonds, and (b) an amount not exceeding $560,000 (the "Interest Portion") may be stated to be drawn upon with respect to payment of up to 210 days of accrued interest on the Bonds on or prior to their stated maturity date (the amount of such drawing with respect to accrued interest to be expressly further limited to an amount computed by you at the actual rate of interest from time to time applicable to the Bonds during the period for which such drawing is to be made but not in any event to exceed a rate of twelve percent (12%) per annum). All of the foregoing shall be effective immediately and shall expire on October 16, 1997 unless sooner terminated as provided herein or until renewed or extended as provided herein. All drawings under this Letter of Credit will be paid with our own funds.

         Funds under this Letter of Credit are available to you upon presentation by you of (a) if the drawing is under the Principal Portion, your written certificate signed by your authorized officer, appropriately completed, in the form of Schedules A, C or E hereto (the "Principal Drawing"; drawings under Schedule C or E may also be referred to as a "Purchase Drawing"); or (b) if the drawing is under the Interest Portion your written certificate signed by your authorized officer, appropriately completed, in the form of Schedules B, D or F hereto (each an "Interest Drawing"). Presentation of such certificate(s) shall be made at our offices at NationsBank Plaza, 100 North Tryon Street, 9th Floor, Charlotte, North Carolina 28255, Attention: Letter of Credit Department or at any other office which may be designated by us by written notice delivered to you. We hereby agree that each certificate presented in compliance with the terms of this Letter of Credit will be duly honored by us if presented as specified on or before the expiration date hereof. If a presentation in respect of payment is made by you hereunder at or prior to 11:30 a.m., Charlotte, North Carolina time, on a business day, and provided that the documents so presented conform to the terms and conditions hereof, payment shall be made to you, or to your designee, of the amount specified, by wire transfer in immediately available funds of the Bank, not later than 3:00 p.m., Charlotte, North Carolina time, on the same business day. If a presentation in respect of payment is made by you hereunder after 11:30 a.m., Charlotte, North Carolina time, on a business day, and provided that the documents so presented conform to the terms and conditions hereof, payment shall be made to you, or your designee, of the amount specified, by wire transfer in immediately available funds, not later than 3:00 p.m., Charlotte, North Carolina time, on the succeeding business day. If requested by you, payment under this Letter of Credit will be made by deposit of immediately available funds into a designated account that you maintain with us. As used herein "business day" shall mean any day other than (i) a Saturday or Sunday,
(ii) a day on which commercial banks located in New York, New York, or the city or cities in which the corporate trust office of the Trustee is located or Charlotte, North Carolina are required or authorized by law to close or (iii) a day on which the New York Stock Exchange is closed.

         Drawings in respect of payments hereunder honored by us shall not, in the aggregate, exceed the Stated Amount, as the Stated Amount may have been reinstated by us. Each drawing honored by the Bank hereunder shall pro tanto reduce the amount available under this Letter of Credit, subject to reinstatement as provided herein.

Effective on the seventh business day following the honoring of an Interest Drawing, the Letter of Credit will be reinstated to the full amount of the Interest Portion (or such lesser amount as shall have been specified by you in the certificate most recently presented by you hereunder in the form of Schedule H hereto). The foregoing notwithstanding, the Interest Portion of this Letter of Credit shall not be reinstated if you have received notice from us in writing prior to the seventh business day following the day on which such drawing was honored that the Interest Portion will not be so reinstated because
(a) we have not been reimbursed by Industries, Hanover Direct, Inc. (the "Company") or an Affiliate (as that term is defined in the Indenture) of either of them for such drawing, or a previous or subsequent Interest Drawing, or (b) an event of default under the Credit Facilities and Reimbursement Agreement between the Company and us dated as of October 12, 1994 (the "Reimbursement Agreement") shall have occurred and be continuing. With respect to a Principal Drawing made by presentation of a certificate in the form of Schedule C or Schedule E hereto, the Letter of Credit will be reinstated to the full amount of the Principal Portion (or such lesser amount as shall have been specified by you in the certificate most recently presented by you hereunder in the form of Schedule H hereto) effective upon the reimbursement to us in full of all amounts paid by us pursuant to Principal Drawings and provided no event of default has occurred and is continuing under the Reimbursement Agreement.

         Only you as Trustee may make a drawing under this Letter of Credit. Upon the payment to you or to your designee of the amount specified in the certificate(s) presented hereunder, we shall be fully discharged of our obligation under this Letter of Credit with respect to such certificate(s) and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such certificate(s) to you or any other person who may have made to you or makes to you a demand for payment of principal of, the purchase price of, or interest on, any Bond.

         Upon our receipt of the original of this Letter of Credit together with a certificate signed by your duly authorized officer, appropriately completed, in the form of Schedule H hereto and approved by Industries, the Stated Amount, Principal Portion and Interest Portion shall be immediately and automatically reduced to the amounts set forth in such certificate and we shall, at our election, either appropriately amend this Letter of Credit or issue a replacement letter of credit to evidence such reduction.

         Upon the earliest of (i) October 16, 1997, (ii) when all available amounts hereunder have been drawn, (iii) 15 days after the effective date of a Term Interest Rate Period (as defined in the Indenture) having a duration extending beyond October 16, 1997, (iv) 15 days after the effective date of a Term Interest Rate Period during which the Bonds may be redeemed at a premium redemption price, (v) when no Bonds are outstanding, or (vi) 15 days after our receipt of a certificate signed by your duly authorized officer, appropriately completed, in the form of Schedule G hereto, this Letter of Credit shall automatically terminate and be delivered to us for cancellation.

         This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "Uniform Customs"). This Letter of Credit shall be deemed to be made under the laws of the State of North Carolina including
Article 5 of the Uniform Commercial Code as enacted in North Carolina, and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of the State of North Carolina.

         Notwithstanding anything in the Uniform Customs to the contrary, this Letter of Credit is transferable in its entirety (but not in part) and may be successively transferred upon presentation to us of this Letter of Credit accompanied by the transfer form attached hereto as Schedule I, to the transferee specified therein.

         All documents presented to us in connection with any demand for payment hereunder, as well as all notices and other communications to us in respect of this Letter of Credit, shall be in writing and addressed and presented to us at our above address, and shall make specific reference to this Letter of Credit by number. Such documents, notices and other communications shall be personally delivered to us or may be sent to us by tested telex or over a telecopier to the following numbers, as applicable:

                Telex No. 669959                             (Answerback:
                Telecopier No. 704-386-1677                  NATIONSBK CHA)
                Telephone No. 704-386-5859 OR 704-386-8225

         You must confirm our receipt of each tested telex or telecopied Drawing Certificate by telephoning the number shown above before a drawing under this Letter of Credit will be made. This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds or the Indenture), except only Schedules A through I hereto; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except as set forth above.

                                            Very truly yours,

                                            NATIONSBANK OF NORTH CAROLINA,
                                            NATIONAL ASSOCIATION


                                            By:_____________________________
                                               Authorized Officer

                                            By:_____________________________
                                               Authorized Officer

                                 SCHEDULE A TO
                               LETTER OF CREDIT*

                          CERTIFICATE FOR "A DRAWING"

         The Undersigned, a duly authorized officer of SHAWMUT BANK CONNECTICUT, National Association, as Trustee (the "Trustee"), hereby certifies to NATIONSBANK OF NORTH CAROLINA, NATIONAL ASSOCIATION (the "Bank"), with reference to Irrevocable Letter of Credit No. 41055 issued by the Bank in favor of the Trustee (the "Letter of Credit") that:

                   The Trustee is the Trustee under the Indenture for the owners of the Bonds.

                   The Trustee is hereby making a Principal Drawing under the Letter of Credit with respect to $______________ to be used for the payment of principal of the Bonds in accordance with the terms and provisions of the Bonds.

                   The amount of principal of the Bonds which is due and payable and with respect to the payment of which the Trustee does not have available amounts that pursuant to Section 4.02 of the Indenture are to be applied to such payment prior to moneys drawn under the Letter of Credit is $_____________, and the aggregate amount of all drawings referred to in paragraph 2 does not exceed such amount of principal.

                   The amount set forth in paragraph 2, together with the aggregate of all prior payments made pursuant to A Drawings under this Letter of Credit for the payment of principal of the Bonds, does not exceed $8,000,000.

                   The amount set forth in paragraph 2 does not include any amount to be used for the payment of the principal of Bonds owned by the Issuer, Industries or any Affiliate (as defined in the Indenture) of any of them.

                          The amount set forth in paragraph 2 should be:

           / / deposited into our account number _______________ maintained with you; or

          / /     wire transferred as follows: (name of bank)
                  (address of bank)
                  for credit to the account of ____________________ account number ______________





__________________________________

     * For payment of principal of Bonds due to redemption, at maturity or acceleration of maturity.

         Any capitalized term used herein and not defined herein shall have the same meaning herein as ascribed to it in the Letter of Credit.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____ day of _____________, 19__.

                                     SHAWMUT BANK CONNECTICUT, NATIONAL
                                     ASSOCIATION, as Trustee


                                     By:________________________________
                                        Title:__________________________

                                 SCHEDULE B TO
                               LETTER OF CREDIT*

                          CERTIFICATE FOR "B DRAWING"

         The Undersigned, a duly authorized officer of SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, as Trustee (the "Trustee"), hereby certifies to NATIONSBANK OF NORTH CAROLINA, NATIONAL ASSOCIATION (the "Bank"), with reference to Irrevocable Letter of Credit No. 41055 issued by the Bank in favor of the Trustee (the "Letter of Credit") that:

                 (1) The Trustee is the Trustee under the Indenture for the owners of the Bonds.

                 (2) The Trustee is hereby making an Interest Drawing under the Letter of Credit with respect to $_________ to be used for a payment of interest on the Bonds in accordance with the terms and provisions of the Bonds.

                 (3) The amount of interest on the Bonds that is due and payable and with respect to which the Trustee does not have available amounts that, pursuant to Section 4.02 of the Indenture, are to be applied to such payment prior to monies drawn under the Letter of Credit is $____________, and the aggregate amount of all drawings referred to in paragraph 2 does not exceed the amount of interest on the Bonds that is due and payable and does not exceed an amount equal to 210 days' accrued interest on the Bonds computed at the actual rate of interest thereon during the period for which this drawing is being made (which rate does not exceed twelve percent (12%) per annum).

                 (4) The amount set forth in paragraph 2 of this Certificate does not exceed the amount available on the date hereof to be drawn under the Interest Portion of the Letter of Credit in respect of payment of interest accrued on the Bonds on or prior to their stated maturity date.

                 (5) The amount set forth in paragraph 2 of this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture and does not include any amount to be used to pay interest on Bonds owned by Industries or any Affiliate (as defined in the Indenture) of either of them.

                 (6)      The amount set forth in paragraph 2 should be:

          / / deposited into our account number ______________ maintained with you; or


__________________________________

     *For payment of interest due and payable on the Bonds.

          / /    wire transferred as follows:
                 (name of bank)
                 (address of bank)
                 for credit to the account of ______________ account number _____________

         Any capitalized term used herein and not defined herein shall have the same meaning herein as ascribed to it in the Letter of Credit.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of ____________________, 19__.


                               SHAWMUT BANK CONNECTICUT, NATIONAL
                               ASSOCIATION, as Trustee

                               By:_____________________________________
                                  Title:_______________________________

                                 SCHEDULE C TO
                               LETTER OF CREDIT*

                          CERTIFICATE FOR "C DRAWING"

         The Undersigned, a duly authorized officer of SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, as Trustee (the "Trustee"), hereby certifies to NATIONSBANK OF NORTH CAROLINA, NATIONAL ASSOCIATION (the "Bank"), with reference to Irrevocable Letter of Credit No. 41055 issued by the Bank in favor of the Trustee (the "Letter of Credit") that:

                 (1) The Trustee is the Trustee under the Indenture for the owners of the Bonds.

                 (2) The Trustee is hereby making a Principal Drawing under the Letter of Credit with respect to $_______________ to be used for payment of the portion of purchase price of Bonds delivered to the Trustee or Remarketing Agent (as defined in the Indenture) in accordance with Section 7 of the Bonds equal to the principal amount of such Bonds.

                 (3) The Trustee has delivered or caused to be delivered to the Bank, as provided in the Indenture, or to its designated agent or account, a principal amount of Bonds equal to the aggregate amount stated in paragraph 2 above.

                 (4)      The amount set forth in paragraph 2 should be:

         / / deposited into our account number ______________ maintained with you; or

         / /     wire transferred as follows:
                 (name of bank)
                 (address of bank)
                 for credit to the account of ______________ account number _____________

         Any capitalized term used herein and not defined herein shall have the same meaning herein as ascribed to it in the Letter of Credit.





__________________________________

     * For payment of a portion of purchase price of Bonds corresponding to the principal amount thereof delivered to the Trustee or Remarketing Agent upon notice at least two Business Days prior to the first day of an Interest Rate Period.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ___ day of _________________, 19__.

                               SHAWMUT BANK CONNECTICUT, NATIONAL
                               ASSOCIATION, as Trustee


                               By:________________________________
                                  Title:__________________________

                                 SCHEDULE D TO
                               LETTER OF CREDIT*

                          CERTIFICATE FOR "D DRAWING"

         The Undersigned, a duly authorized officer of SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, as Trustee (the "Trustee"), hereby certifies to NATIONSBANK OF NORTH CAROLINA, NATIONAL ASSOCIATION (the "Bank"), with reference to Irrevocable Letter of Credit No. 41055 issued by the Bank in favor of the Trustee (the "Letter of Credit") that:

                 (1) The Trustee is the Trustee under the Indenture for the owners of the Bonds.

                 (2) The Trustee is hereby making an Interest Drawing under the Letter of Credit with respect to $_____________ to be used for payment of the portion of purchase price of Bonds delivered to the Trustee or Remarketing Agent (as defined in the Indenture) pursuant to
         Section 7 of the Bonds equal to the amount of accrued and unpaid interest on such Bonds to the date of purchase thereof.

                 (3) The aggregate amount of all drawings referred to in paragraph 2 does not exceed that amount of such portion of purchase price that is due and payable and does not exceed an amount equal to 210 days' accrued interest on the Bonds computed at the actual rate of interest thereon during the period for which this drawing is being made (which rate does not exceed twelve percent (12%) per annum).

                 (4) The amount set forth in paragraph 2 of this Certificate does not exceed the amount available on the date hereof to be drawn under the Interest Portion of the Letter of Credit in respect of payment of interest accrued on the Bonds on or prior to their stated maturity date.

                 (5) The amount set forth in paragraph 2 of this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture.

                 (6)      The amount set forth in paragraph 2 should be:

         / / deposited into our account number ______________ maintained with you; or


__________________________________

     * For payment of the portion of the purchase price of Bonds delivered to the Trustee or Remarketing Agent upon notice at least two Business Days prior to the first day of an Interest Rate Period corresponding to accrued interest thereon.

         / /     wire transferred as follows:
                 (name of bank)
                 (address of bank)
                 for credit to the account of ______________ account number _____________

         Any capitalized term used herein and not defined herein shall have the same meaning herein as ascribed to it in the Letter of Credit.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ___ day of _________________, 19__.

                                SHAWMUT BANK CONNECTICUT, NATIONAL
                                ASSOCIATION, as Trustee


                                By:_______________________________
                                   Title:_________________________

                                 SCHEDULE E TO
                               LETTER OF CREDIT*

                          CERTIFICATE FOR "E DRAWING"

         The Undersigned, a duly authorized officer of SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, as Trustee (the "Trustee"), hereby certifies to NATIONSBANK OF NORTH CAROLINA, NATIONAL ASSOCIATION (the "Bank"), with reference to Irrevocable Letter of Credit No. 41055 issued by the Bank in favor of the Trustee (the "Letter of Credit") that:

                 (1) The Trustee is the Trustee under the Indenture for the owners of the Bonds.

                 (2) The Trustee is hereby making a Principal Drawing under the Letter of Credit with respect to $________________ to be used for payment of the portion of purchase price of Bonds delivered to the Trustee or Remarketing Agent (as defined in the Indenture) in accordance with Section 7 of the Bonds.

                 (3) The Trustee has delivered or caused to be delivered to the Bank as provided in the Indenture, or to its designated agent or account, a principal amount of Bonds equal to the aggregate amount stated in paragraph 2 above.

                 (4)      The amount set forth in paragraph 2 should be:

         / / deposited into our account number ______________ maintained with you; or

         / /     wire transferred as follows:
                 (name of bank)
                 (address of bank)
                 for credit to the account of ______________ account number _____________

         Any capitalized term used herein and not defined herein shall have the same meaning herein as ascribed to it in the Letter of Credit.


----------------------------------

     *For payment of the purchase price of Bonds corresponding to the principal amount thereof delivered to the Trustee or Remarketing Agent upon seven-days' notice.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ___ day of _________________, 19__.

                                SHAWMUT BANK CONNECTICUT, NATIONAL
                                ASSOCIATION, as Trustee


                                 By:_______________________________
                                    Title:_________________________

                                 SCHEDULE F TO
                               LETTER OF CREDIT*

                          CERTIFICATE FOR "F DRAWING"

         The Undersigned, a duly authorized officer of SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, as Trustee (the "Trustee"), hereby certifies to NATIONSBANK OF NORTH CAROLINA, NATIONAL ASSOCIATION (the "Bank"), with reference to Irrevocable Letter of Credit No. 41055 issued by the Bank in favor of the Trustee (the "Letter of Credit") that:

                 (1) The Trustee is the Trustee under the Indenture for the owners of the Bonds.

                 (2) The Trustee is hereby making an Interest Drawing under the Letter of Credit with respect to $_____________ to be used for payment of the portion of purchase price of Bonds delivered to the Trustee or Remarketing Agent pursuant to Section 7 of the Bonds equal to the amount of accrued and unpaid interest on such Bonds to the date of purchase thereof.

                 (3) The aggregate amount of all drawings referred to in paragraph 2 does not exceed the amount of such portion of purchase price that is due and payable and does not exceed an amount equal to 210 days' accrued interest on the Bonds computed at the actual rate of interest thereon during the period for which this drawing is being made (which rate does not exceed twelve percent (12%) per annum).

                 (4) The amount set forth in paragraph 2 of this Certificate does not exceed the amount available on the date hereof to be drawn under the Interest Portion of the Letter of Credit in respect of payment of interest accrued on the Bonds on or prior to their stated maturity date.

                 (5) The amount set forth in paragraph 2 of this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture.

                 (6)      The amount set forth in paragraph 2 should be:

         / / deposited into our account number ______________ maintained with you; or



----------------------------------

     * For payment of the portion of purchase price of Bond delivered to the Trustee or Remarketing Agent upon seven-days' notice corresponding to accrued interest thereon.

         / /     wire transferred as follows:
                 (name of bank)
                 (address of bank)
                 for credit to the account of ______________ account number _____________

         Any capitalized term used herein and not defined herein shall have the same meaning herein as ascribed to it in the Letter of Credit.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ___ day of _________________, 19__.

                                SHAWMUT BANK CONNECTICUT, NATIONAL
                                ASSOCIATION, as Trustee


                                 By:______________________________
                                    Title:________________________

                                   SCHEDULE G

                              TO LETTER OF CREDIT

NationsBank of North Carolina,
  National Association
100 Tryon Street, 9th Floor
NationsBank Plaza
Charlotte, North Carolina 28255

Attn:    Letter of Credit Department

         Re:     Irrevocable Letter of Credit
                 No. 41055

Gentlemen:

         The undersigned, a duly authorized officer of SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, as Trustee (the "Trustee"), hereby certifies to NATIONSBANK OF NORTH CAROLINA, NATIONAL ASSOCIATION (the "Bank"), with respect to the above-referenced Letter of Credit (the "Letter of Credit") issued by the Bank in favor of the Trustee as follows:

                 (1) The conditions precedent to the acceptance of an "Alternate Security Arrangement" set forth in Section 5.01 of the Indenture of Trust dated as of September 1, 1987, between the Littlestown Industrial Development Authority and National Westminster Bank, USA (to which the undersigned is a successor Trustee) (the "Indenture") have been satisfied, and

                 (2) As Trustee under the Indenture, the Trustee has accepted such Alternate Security Arrangement.

Pursuant to the Indenture, we are delivering herewith the Letter of Credit for cancellation on the 15th day from the date hereof.

                                        Very truly yours,

                                        SHAWMUT BANK CONNECTICUT, NATIONAL
                                        ASSOCIATION


                                        By:____________________________________
                                           Title:______________________________
Approved:

HANOVER DIRECT PENNSYLVANIA, INC. (formerly
HANOVER HOUSE INDUSTRIES, INC.)

By:_________________________________
   Title:___________________________
   Date:____________________________

                                 SCHEDULE H TO
                                LETTER OF CREDIT


NationsBank of North Carolina,
  National Association
100 Tryon Street, 9th Floor
NationsBank Plaza
Charlotte, North Carolina 28255

Attn:            Letter of Credit Department

         Re:     Irrevocable Letter of Credit
                 No. 41055

Gentlemen:

         The Undersigned, a duly authorized officer of SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, as Trustee (the "Trustee"), hereby certifies to NATIONSBANK OF NORTH CAROLINA, NATIONAL ASSOCIATION (the "Bank"), with reference to Irrevocable Letter of Credit No. 41055 issued by the Bank in favor of the Trustee (the "Letter of Credit") that:

                 (1) The Trustee is the Trustee under the Indenture for the owners of the Bonds.

                 (2) The aggregate principal amount of the Bonds outstanding on __________________________ is _____________________.
         The amount equal to 210 days' accrued interest (at an assumed rate of 12% per annum) computed on the basis of a year of 360 days on the outstanding Bonds is $______________.

                 (3) You are entitled to adjust the Principal Portion and Interest Portion of the Letter of Credit in accordance with paragraph 2 above.

         Any capitalized term used herein and not defined herein shall have the same meaning herein as ascribed to it in the Letter of Credit.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ___ day of _________________, 19__.

Approved:                                              SHAWMUT BANK CONNECTICUT,
HANOVER DIRECT PENNSYLVANIA, INC.                      NATIONAL ASSOCIATION,
 (formerly
HANOVER HOUSE INDUSTRIES, INC.)                        as Trustee


By:__________________________                 By:__________________________
   Title:____________________                    Title:____________________

                                 SCHEDULE I TO
                                LETTER OF CREDIT


NationsBank of North Carolina,
  National Association
100 North Tryon Street, 9th Floor
NationsBank Plaza
Charlotte, North Carolina 28255

Attn:        Letter of Credit Department

     Re:     Irrevocable Letter of Credit
             No. 41055

Gentlemen:

 For value received, the undersigned beneficiary hereby irrevocably transfers to

         (Name of Transferee)
         (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit in its entirety. It is hereby certified that the transferee is successor Trustee under the Indenture of Trust dated as of September 1, 1987, between National Westminster Bank USA (to which the undersigned is a successor) and the Littlestown Industrial Development Corporation.

         By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

         The advice of such Letter of Credit is returned herewith and we ask you to endorse the transfer on the reverse thereof, and forward it directly to the transferee with your customary notice of transfer.

                                          Yours very truly,


Accepted and Approved:

NAME OF TRANSFEREE

By:______________________                 __________________________________
    (Authorized Officer)                  Title:____________________________

                                SCHEDULE 7.01(c)
                                       TO
                 CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT



                GUARANTORS EXCLUDED FROM SOLVENCY REPRESENTATION
                                  AND WARRANTY


Gump's Holdings, Inc.
Hanover Direct New Jersey, Inc.
Hanover Holdings Inc.
Henre, Inc.
TW Acquisitions Inc.
American Down & Textile Company (f/k/a The Company
Manufacturing, Inc.)
Southern California Comfort Corporation (f/k/a SDSA, Inc.)
Gump's By Mail, Inc.
Gump's Corp.
Hanover Financing Company, Inc.
Tweeds, Inc.
Tweeds of Vermont, Inc.
H.H.B.K., Inc.
BC Corporation of Tennessee, Inc.
H&H 1600 Broadway Corp.

                                SCHEDULE 7.01(d)
                                       TO
                 CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT

                           SUBSIDIARIES OF BORROWER(1)

                                                                                                          Number of Shares
                                                                                 Number of Shares of       and Percentage
                                                     Authorized                 Each Class Issued and         Owned by
             Name of Subsidiary                    Capitalization                    Outstanding             Shareholder
             ------------------                    --------------               ---------------------     ---------------
 A.  DIRECT SUBSIDIARIES OF
     HANOVER DIRECT, INC.
 BOA Corporation                             10,000 shares, par                           100               HDI (100%)
 (f/k/a Bojangles' of                        value $.01 per share
 America, Inc.)*

 Brawn of California, Inc.                   25,000 shares, par value $1.00            25,000               HDI (100%)
                                             per share

 Company Store Holdings, Inc.                1,000 shares, par value $0.01 per          1,000               HDI (100%)
 (f/k/a  TCSA, Inc. (Del.) and
 TWD Acquisition share Corp.)

 D.M. Advertising, Inc.                      1,000 shares, par value $0.10 per            100               HDI (100%)
                                             share

 Gump's Holdings, Inc.                       1,000 shares, par value $0.01 per            100               HDI (100%)
                                             share

 Hanover Catalog Holdings, Inc.              100 shares, par value $1.00 per              100               HDI (100%)
                                             share

 Hanover Direct New Jersey, Inc.             1,000 shares, par value $0.01 per          1,000               HDI (100%)
                                             share

 Hanover Direct Pennsylvania, Inc. (f/k/a    1,000 shares, par value $1.00 per          1,000               HDI (100%)
 Hanover Direct Fulfillment, Inc.,           share
 Hanover Direct, Inc. and Hanover House
 Industries, Inc.)

 Hanover Direct Virginia, Inc.               1,000 shares, par value $0.01 per          1,000               HDI (100%)
                                             share

 Hanover Fulfillment of Virginia, Inc.       1,000 shares of Common Stock, par          1,000               HDI (100%)
                                             value $0.01 per share

 Hanover Holdings Inc.                       1,000 shares, par value $0.01 per          1,000               HDI (100%)
                                             share

 Hanover Realty Inc.                         1,000 shares of Common Stock, par          1,000               HDI (100%)
                                             value $0.01 per share

 Hanover Syndication Corp.*                  100 shares of Common Stock, par               50               HDI (100%)
                                             value $1.00 per share

 Hanover Ventures, Inc. (New Jersey d/b/a    1,000 shares, par value $0.01 per          1,000               HDI (100%)
 Hanover Direct Ventures, Inc.)              share





__________________________________

(1) All of the Subsidiaries of the Borrower are Guarantors except those designated with an asterisk (*).

                                SCHEDULE 7.01(d)
                                       TO
             CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT (cont'd)

                          SUBSIDIARIES OF BORROWER(1)


                                                                                                             Number of Shares
                                                                                    Number of Shares of       and Percentage
                                                    Authorized                     Each Class Issued and         Owned by
             Name of Subsidiary                   Capitalization                        Outstanding            Shareholder
             ------------------                   --------------                   ---------------------     ----------------
 Henre, Inc.                                 1,000 shares of Common Stock, par          1,000               HDI (100%)
                                             value $0.01 per share

 H.H.B.K., Inc.                              20,000 shares, par value $1.00               100               HDI (100%)
                                             per share

 The Horn & Hardart Company, Inc.*           10,000 shares, par value $1.00            10,000               HDI (100%)
                                             per share

 The Horn & Hardart Consulting Corp.*        200 shares, no par value                      10               HDI (100%)

 The Horn & Hardart Realty Company, Inc.*    200 shares, no par value                     200               HDI (100%)

 Leavitt Advertising Agency, Inc.            20,000 shares, par value $1.00            20,000               HDI (100%)
 [In liquidation/ dissolution]*              per share

 Maxwell's of San Francisco, Inc.            100 shares, no par value                     100               HDI (100%)
 [In liquidation/ dissolution after
 10/15/94]*

 TW Acquisitions Inc.                        1,000 shares, par value $0.01 per          1,000               HDI (100%)
                                             share

 Hanover Financing Company, Inc.*            1,000 shares of Common Stock, par            100               HDI (100%)
                                             value $0.01 per share

 Hanover Inspirations, Inc.*                 1,000 shares of Common Stock, par          1,000               GHI (100%)
                                             value $0.01 per share


 B.  INDIRECT SUBSIDIARIES
 American Down & Textile Company (f/k/a      1,000 shares, par value $0.01 per          1,000               CSH (100%)
 The Company Manufacturing, Inc.)            share

 The Company Factory, Inc.                   1,000 shares, par value $0.01 per          1,000               CSH (100%)
                                             share

 The Company Office, Inc.                    1,000 shares, par value $0.01 per          1,000               CSH (100%)
                                             share

 The Company Store, Inc.                     1,000 shares, par value $0.01 per          1,000               CSH (100%)
 (f/k/a TCSA, Inc.)                          share


 ____________________________

 (1) All of the Subsidiaries of the Borrower are Guarantors except those designated with an asterisk (*).

                                SCHEDULE 7.01(d)
                                       TO
             CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT (cont'd)

                          SUBSIDIARIES OF BORROWER(1)


                                                                                                             Number of Shares
                                                                                    Number of Shares of       and Percentage
                                                   Authorized                      Each Class Issued and         Owned by
             Name of Subsidiary                  Capitalization                         Outstanding            Shareholder
             ------------------                  --------------                    ---------------------    -----------------
 Scandia Down Corporation (f/k/a Skandia     1,000 shares of Common Stock, par          1,000               CSH (100%)
 Down, Inc.)                                 value $0.01 per share

 Skandia Down Sales, Inc.                    1,000 shares, par value $0.01 per          1,000               CSH (100%)
                                             share

 Southern California Comfort Corporation     1,000 shares, par value $0.01 per          1,000               CSH (100%)
 (f/k/a SDSA, Inc.)                          share

 BC Corporation of Tennessee, Inc.           30,000 shares, par value $0.10               100               BOAC (100%)
                                             per share

 Gump's By Mail, Inc.                        1,000 shares of Common Stock, par          1,000               GHI (100%)
                                             value $0.01 per share

 Gump's Corp.                                1,000 shares (no par value                 1,000               GHI (100%)
                                             stated)

 Hanover Direct Mail Marketing, Inc.         200 shares of Common Stock, no               200               HDPI (100%)
                                             par value

 Hanover Finance Corporation (California     1,000 shares, par value $0.01 per          1,000               HDPI (100%)
 d/b/a Horn & Hardart Finance                share
 Corporation)

 Hanover List Management Inc.                500 shares, par value $0.01 per              500               HDPI (100%)
                                             share

 National Catalog Liquidators,               100 shares, par value $1.00 per              100               HDPI (100%)
 Inc. [In liquidation/ dissolution]*         share

 York Fulfillment Company, Inc.              1,000 shares of Common Stock, par          1,000               HDPI (100%)
                                             value $1.00 per share

 H.H.B.K. 45th Street Corp.*                 200 shares, no par value                      10               HDPI (100%)

 H & H 1600 Broadway Corp.                   200 shares, no par value                     100               HDPI (100%)

 395 West Broadway H.H.B.K., Inc.            200 shares, no par value                      50               HDPI (100%)



 ____________________________

 (1) All of the Subsidiaries of the Borrower are Guarantors except those designated with an asterisk (*).

                                SCHEDULE 7.01(d)
                                       TO
             CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT (cont'd)

                          SUBSIDIARIES OF BORROWER(1)


                                                                                                             Number of Shares
                                                                                    Number of Shares of       and Percentage
                                                   Authorized                      Each Class Issued and         Owned by
             Name of Subsidiary                  Capitalization                         Outstanding            Shareholder
             ------------------                  --------------                    ---------------------     ----------------
 H.I.M. Inc. [In liquidation/                100 shares, par value $1.00 per              100               HDPI (100%)
 dissolution]*                               share

 Tweeds, Inc.                                8,004,479 shares, consisting of            4,986,368           TWAI (100%)
                                             6,000,000 shares of Common Stock,        (Common Stock)
                                             par value $0.01 per share and
                                             2,004,479 shares of Preferred         (No Preferred Stock
                                             Stock, par value $0.01 per share      issued and outstanding)

 Tweeds of Vermont, Inc.                     1,000 shares, par value $0.01 per          1,000               TWAI (100%)
                                             share


________________________________

Shareholder Code:

1)       Hanover Direct, Inc. = HDI
2)       Company Store Holdings, Inc. = CSH
3)       BOA Corporation = BOAC
4)       Gump's Holdings, Inc. = GHI
5)       Hanover Direct Pennsylvania, Inc. = HDPI
6)       TW Acquisitions Inc. = TWAI





__________________________

(1) All of the Subsidiaries of the Borrower are Guarantors except those designated with an asterisk (*).

                                SCHEDULE 7.01(e)
                                       TO
                 CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT



                          INVESTMENTS IN OTHER PERSONS



Name of Non-Subsidiary Person
Person of Which Borrower Owns
Direct or Indirect Interest                                             Record Owner of Interest
------------------------------                                          ------------------------
Aegis Safety Holdings, Inc.                                             Hanover Holdings, Inc.


Boston Publishing Company, Inc.                                         Hanover Holdings, Inc.

                                SCHEDULE 7.01(f)
                                       TO
                 CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT


             INDEBTEDNESS OF HANOVER DIRECT, INC. AND SUBSIDIARIES


                                             Maximum Commitment
Item                                           or Outstanding                          Final
No.                  Description              Principal Amount       Obligor          Maturity     Guarantor      Collateral
----                 -----------             ------------------      -------          --------     ---------      ----------
1.   9.25% Senior Subordinated Notes due       $20,000,000         Hanover (as           1998    subsidiaries      none
     1998                                                          successor to THC)             of Hanover(1)

2.   7 1/2% Convertible Subordinated           $   751,000         Hanover (as           2007    none              none
     Debentures due 2007                                           successor to H&H)

3.   Reimbursement Agreement dated             $ 8,000,000         HDPI(2)               2003    Hanover (as       Leasehold
     September 1, 1987 in respect of Letter                                                      successor to      Mortgage and
     of Credit securing Littlestown                                                              H&H andTHC),      Assignment of
     Industrial Development Authority                                                            Brawn             Sublease on
     Variable Rate Demand Industrial                                                                               Principal
     Development Revenue Refunding Bonds,                                                                          Fulfillment
     1987 Series (Hanover House Industries,                                                                        Center, Hanover,
     Inc. Project)                                                                                                 PA

4.   Purchase Money Mortgage Note issued to    $   690,000         H.H.B.K., Inc.        1995    Hanover (as       mortgage on
     Florescue & Andrews Investments Inc.                                                        successor to      certain Florida
     (Prime plus 2%)                                                                             H&H and THC)      properties of
                                                                                                                   H.H.B.K., Inc.

5.   mortgage obligations (restaurant          $   378,000         H.H.B.K., Inc.        demand  none              none
     related)


---------------------------

(1) Guarantor subsidiaries of Hanover are the following: Brawn of California, Inc., D.M. Advertising, Inc., Gump's by Mail, Inc. Gump's Holdings, Inc., Hanover Direct Pennsylvania, Inc., Hanover Direct Mail Marketing, Inc., Hanover List Management Inc., Hanover Syndication Corp., H.I.M. Inc., Leavitt Advertising Agency, Inc., Ring Response Ltd. and York Fulfillment Company, Inc.

(2)      "HDPI" means Hanover Direct Pennsylvania, Inc.

                                SCHEDULE 7.01(f)
                                       TO
             CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT (con't)


             INDEBTEDNESS OF HANOVER DIRECT, INC. AND SUBSIDIARIES

                                                 Maximum Commitment
Item                                               or Outstanding                          Final
No.                  Description                  Principal Amount        Obligor         Maturity    Guarantor  Collateral
----                 -----------                 ------------------       -------         --------    ---------  ----------
 6.   Account Purchase Agreement with GECC(3)    $75,000,000         Hanover (as            1995        none     receivables
                                                 maximum commitment  successor to THC),                          created by
                                                                     HDPI, Brawn                                 purchases made
                                                                                                                 with HDPI and
                                                                                                                 Brawn house
                                                                                                                 credit cards,
                                                                                                                 and reserve

 7.   Member Agreement with Litle & Company(4)   (8,000,000 bank      HDPI               April, 1994    none     receivables
                                                 card and 2,600,000                                              created by
                                                 non-bank card                                                   purchases made
                                                 sales records and                                               with certain
                                                 refunds; see                                                    credit cards,
                                                 Schedule A of                                                   subject to
                                                 Member Agreement)                                               reserve creation

 8.   Capital lease dated June 28, 1991 for      $ 2,215 per month    HDPI                   N/A        none     none
      computer equipment from Platinum           for 36 months
      Technology, Inc.

 9.   Capital lease dated April 1, 1991 for      $ 2,094 per month    Hanover (as            N/A        none     none
      computer equipment from Nelco, Ltd.        for 60 months        successor to THC)

10.   Capital lease dated September 1, 1991      $ 1,321 per month    Hanover (as            N/A        none     none
      for balers from Nelco, Ltd.                for 60 months        successor to THC)

----------------------------------


(3) Items 6 and 7 are listed here as a precaution only, as they constitute sales of receivables.

(4) Items 6 and 7 are listed here as a precaution only, as they constitute sales of receivables.

                                SCHEDULE 7.01(f)
                                       TO
             CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT (con't)


             INDEBTEDNESS OF HANOVER DIRECT, INC. AND SUBSIDIARIES

                                              Maximum Commitment
Item                                            or Outstanding                     Final
No.                  Description               Principal Amount      Obligor      Maturity      Guarantor  Collateral
----                 -----------              ------------------     -------      --------      ---------  ----------
11.   Note payable dated December 1, 1991     $ 1,912 per month    Brawn          N/A           none       none
      for Brawn store leasehold improvements  for 60 months
      from Safe Partnership

12.   6% mortgage note in favor of The State  $ 2,800,000          TCS Factory    August, 1998  none       factory facility
      of Wisconsin Investment Board                                                                        in La Crosse,
                                                                                                           Wisconsin

13.   6% mortgage note in favor of            $   700,000          TCS Office     August, 1998  none       office facility
      Prudential Interfunding Corp.                                                                        in La Crosse,
                                                                                                           Wisconsin

14.   6% secured promissory note in favor of  $   733,333.33       TCSA-Delaware  October,1994  none       equipment of
      Prudential Interfunding Corp.                                                                        TCSA-Delaware

15.   6% secured promissory note in favor of  $   366,666.67       TCSA-Delaware  October,1994  none       equipment of
      The State of Wisconsin Investment                                                                    TCSA-Delaware
      Board

16.   Capital lease dated December 1989 for   $11,500 per month    Tweeds         N/A           none       none
      computer equipment from G.E. Capital    for 60 months

17.   Capital lease dated September 2, 1993   $66,524 per month    Hanover        N/A           none       none
      for computer equipment from Hewlitt     for 48 months
      Packard

                                SCHEDULE 7.01(g)
                                       TO
                 CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT


                                     LIENS


       DEBTOR            JURISDICTION         CREDITOR OR ASSIGNEE          FILE NUMBER     FILING DATE  COLLATERAL
       ------            ------------         --------------------          -----------     -----------  ----------
       HANOVER DIRECT,   CALIFORNIA           NELCO, LTD.                    92225837        10-19-92    CERTAIN LEASED
       INC.(1)                                                                                           EQUIPMENT

                                              GENERAL ELECTRIC CAPITAL       92264629        12-17-92    GENERAL
                                              CORP.

                                              GENERAL ELECTRIC CAPITAL     AMENDMENT OF                  CERTAIN COLLATERAL
                                              CORP.                          92264629                    EXCLUDED

                                              NELCO, LTD.                    93023742        02-02-93    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                    93023745        02-02-93    CERTAIN LEASED
                                                                                                         EQUIPMENT



                         NEVADA               GENERAL ELECTRIC CAPITAL        9211673                    GENERAL
                                              CORP.

                                              GENERAL ELECTRIC CAPITAL     AMENDMENT OF                  CERTAIN COLLATERAL
                                              CORP.                           9211673                    EXCLUDED



                         NEW JERSEY           NELCO, LTD.                     1389164        03-13-91    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                     1462552        06-30-92    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                     1479558        10-22-92    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                     1479559        10-22-92    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              GENERAL ELECTRIC CAPITAL        1487738        12-17-92    GENERAL
                                              CORP.

                                              GENERAL ELECTRIC CAPITAL     AMENDMENT OF                  CERTAIN COLLATERAL
                                              CORP.                           1487738                    EXCLUDED

                                              NELCO, LTD.                     1495142        02-04-93    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                     1500294        03-10-93    CERTAIN LEASED
                                                                                                         EQUIPMENT



                         PENNSYLVANIA         NELCO, LTD.                    19430963        02-25-91    CERTAIN LEASED
                                                                                                         EQUIPMENT

--------------------------------------------------------------------------------

        (1) AS SUCCESSOR TO THE HANOVER COMPANIES.

                                SCHEDULE 7.01(g)
                                       TO
                 CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT (con't)


                                     LIENS


       DEBTOR            JURISDICTION         CREDITOR OR ASSIGNEE          FILE NUMBER     FILING DATE  COLLATERAL
       ------            ------------         --------------------          -----------     -----------  ----------
                                              NELCO, LTD.                    19460190        03-04-91    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                    20020021        08-29-91    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                    20200559        10-28-91    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                    20220628        11-04-91    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              CRESTAR BANK                   20510932        02-10-92    CERTAIN LEASED
                                                                           ASSIGNMENT OF                 EQUIPMENT
                                                                             19430963

                                              NELCO, LTD.                    20541248        02-21-92    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                    20700109        04-13-92    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                    20990035        07-10-92    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              SIGNET BANK/VIRGINIA           21190144        09-14-92    CERTAIN LEASED
                                                                           ASSIGNMENT OF                 EQUIPMENT
                                                                             19460190

                                              NELCO, LTD.                    21321313        10-30-92    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                    21391455        11-23-92    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              GENERAL ELECTRIC CAPITAL       21470327        12-17-92    GENERAL
                                              CORP.

                                              GENERAL ELECTRIC CAPITAL     AMENDMENT OF                  CERTAIN COLLATERAL
                                              CORP.                          21470327                    EXCLUDED

                                              NELCO, LTD.                    21470084        12-18-92    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                    21611196        02-03-93    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                    21611200        02-03-93    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                    21710351        03-03-93    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                    21740129        03-12-93    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              SUSQUEBANC LEASE CO.           21111380        08-20-92    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                SCHEDULE 7.01(g)
                                       TO
             CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT (cont'd)


                                     LIENS


       DEBTOR            JURISDICTION         CREDITOR OR ASSIGNEE          FILE NUMBER     FILING DATE  COLLATERAL
       ------            ------------         --------------------          -----------     -----------  ----------
                                              SUSQUEBANC LEASE CO.           21190597        09-15-92    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              SIEMENS CREDIT                 21300055        10-29-92    CERTAIN LEASED
                                              CORPORATION                                                EQUIPMENT

                                              GENERAL ELECTRIC CAPITAL       21470333        12-17-92    GENERAL
                                              CORP.

                                              GENERAL ELECTRIC CAPITAL     AMENDMENT OF
                                              CORP.                          21470333

                                              AT&T CREDIT CORP.              21741132          <COPY     CERTAIN LEASED
                                                                                            ILLEGIBLE>   EQUIPMENT

                                              AT&T CREDIT CORP.              22250092        07-30-93    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              AT&T CREDIT CORP.              22631031        12-02-93    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                     2921513        03-15-94    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                    22921516        03-15-94    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                  ASSIGNMENT OF     08-25-94    CERTAIN LEASED
                                                                             22921516                    EQUIPMENT

                                              NELCO, LTD.                    23110089        05-10-94    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                    23241292        06-20-94    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                    23241303        06-20-94    CERTAIN LEASED
                                                                                                         EQUIPMENT


                         ADAMS COUNTY,        NELCO, LTD.                     37-481         03-04-91    CERTAIN LEASED
                         PENNSYLVANIA,                                                                   EQUIPMENT
                         PROTHONOTARY

                                              SIGNET BANK/VIRGINIA         ASSIGNMENT OF     09-14-92    CERTAIN LEASED
                                                                              37-481                     EQUIPMENT

                                              NELCO, LTD.                     37-497         03-11-91    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              CRESTAR BANK                 ASSIGNMENT OF     11-14-91    CERTAIN LEASED
                                                                              37-497                     EQUIPMENT

                                              NELCO, LTD.                     37-968         10-31-91    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                     37-980         11-06-91    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                SCHEDULE 7.01(g)
                                       TO
             CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT (cont'd)


                                     LIENS


       DEBTOR            JURISDICTION         CREDITOR OR ASSIGNEE          FILE NUMBER     FILING DATE  COLLATERAL
       ------            ------------         --------------------          -----------     -----------  ----------
                                              NELCO, LTD.                     38-162         02-24-92    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                     38-246         04-13-92    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                     38-451         07-10-92    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                     38-648         10-19-92    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                     38-714         11-23-92    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                     38-767         12-21-92    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              GENERAL ELECTRIC CAPITAL        38-770                     GENERAL
                                              CORP.

                                              GENERAL ELECTRIC CAPITAL     AMENDMENT OF                  CERTAIN COLLATERAL
                                              CORP.                           38-770                     EXCLUDED

                                              NELCO, LTD.                     38-833         02-01-93    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                     38-834         02-01-93    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                     38-901         03-16-93    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                     38-902         03-16-93    CERTAIN LEASED
                                                                                                         EQUIPMENT


                         YORK COUNTY,         NELCO, LTD.                 91-ST-02477-01     08-29-92    CERTAIN LEASED
                         PENNSYLVANIA,                                                                   EQUIPMENT
                         PROTHONOTARY

                                              GENERAL ELECTRIC CAPITAL    92-ST-03589-01     12-21-92    GENERAL
                                              CORP.

                                              GENERAL ELECTRIC CAPITAL    92-ST-03589-01                 CERTAIN COLLATERAL
                                              CORP.                                                      EXCLUDED



       HANOVER DIRECT    CALIFORNIA           GENERAL ELECTRIC CAPITAL       92266645        12-21-92    GENERAL
       PENNSYLVANIA,                          CORP.
       INC. (2)
                                              GENERAL ELECTRIC CAPITAL     AMENDMENT OF                  CERTAIN COLLATERAL
                                              CORP.                          92266645                    EXCLUDED

--------------------------------------------------------------------------------

        (2)  DEBTOR UNDER PRIOR NAME OF HANOVER DIRECT, INC.

                                SCHEDULE 7.01(g)
                                       TO
             CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT (cont'd)


                                     LIENS


       DEBTOR            JURISDICTION         CREDITOR OR ASSIGNEE          FILE NUMBER     FILING DATE  COLLATERAL
       ------            ------------         --------------------          -----------     -----------  ----------

                                              NELCO, LTD.                    94050790        03-15-94    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                    94950799        03-15-94    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                    94126025        06-21-94    CERTAIN LEASED
                                                                                                         EQUIPMENT



                         NEVADA               GENERAL ELECTRIC CAPITAL        9211671                    GENERAL
                                              CORP.

                                              GENERAL ELECTRIC CAPITAL     AMENDMENT OF                  CERTAIN COLLATERAL
                                              CORP.                           9211671                    EXCLUDED


                         NEW JERSEY           UNIBANK A/S                     1434007        01-07-92    CERTAIN LAND,
                                                                                                         FIXTURES AND
                                                                                                         EQUIPMENT

                                              UNIBANK A/S                  AMENDMENT OF                  INVENTORY EXCLUDED
                                                                              1434007

                                              PITNEY BOWES CREDIT             1484021        11-20-90    CERTAIN LEASED
                                              CORP.                                                      EQUIPMENT

                                              GENERAL ELECTRIC CAPITAL        1487739        12-17-92    GENERAL
                                              CORP.

                                              GENERAL ELECTRIC CAPITAL     AMENDMENT OF                  CERTAIN COLLATERAL
                                              CORP.                           1487739                    EXCLUDED

                                              EATON FINANCIAL CORP.           1497094        02-22-93    CERTAIN LEASED
                                                                                                         EQUIPMENT



                         HUDSON COUNTY, NEW   UNIBANK A/S                    1992-0028       01-07-92    CERTAIN LAND,
                         JERSEY                                                                          FIXTURES AND
                                                                                                         EQUIPMENT

                                              UNIBANK A/S                  AMENDMENT OF                  INVENTORY EXCLUDED
                                                                             1992-0028



                         PENNSYLVANIA         PRIVATBANKEN A/S               15600001        09-21-87    CERTAIN LAND,
                                                                                                         FIXTURES AND
                                                                                                         EQUIPMENT

                                              UNIBANK A/S                    19371632        02-05-91    CERTAIN LAND,
                                                                           ASSIGNMENT OF                 FIXTURES AND
                                                                             15600001                    EQUIPMENT

                                              UNIBANK A/S                    20441393        01-21-92    (DEBTOR NAME CHANGE)
                                                                           AMENDMENT OF
                                                                             15600001

                                SCHEDULE 7.01(g)
                                       TO
             CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT (cont'd)


                                     LIENS


       DEBTOR            JURISDICTION         CREDITOR OR ASSIGNEE          FILE NUMBER     FILING DATE  COLLATERAL
       ------            ------------         --------------------          -----------     -----------  ----------
                                              UNIBANK A/S                    20660725        03-30-92    CERTAIN LAND,
                                                                          CONTINUATION OF                FIXTURES AND
                                                                             15600001                    EQUIPMENT

                                              UNIBANK A/S                  AMENDMENT OF                  INVENTORY EXCLUDED
                                                                             15600001

                                              UNIBANK A/S                  AMENDMENT OF      07-18-94    AMENDMENT TO DEBTOR
                                                                             15600001                    NAME AND ADDRESS

                                              UNIBANK A/S, NEW YORK          23331754          <DATE     CERTAIN LAND,
                                              BRANCH                                        ILLEGIBLE>   FIXTURES AND
                                                                                                         EQUIPMENT


                         ADAMS COUNTY,        PRIVATBANKEN A/S                 34420         09-02-87    CERTAIN LAND,
                         PENNSYLVANIA,                                                                   FIXTURES AND
                         PROTHONOTARY                                                                    EQUIPMENT

                                              UNIBANK A/S                  ASSIGNMENT OF     02-05-91    CERTAIN LAND,
                                                                               34420                     FIXTURES AND
                                                                                                         EQUIPMENT

                                              UNIBANK A/S                  AMENDMENT OF      01-21-92    (DEBTOR NAME CHANGE)
                                                                               34420

                                              UNIBANK A/S                      38216         03-30-92    CERTAIN LAND,
                                                                          CONTINUATION OF                FIXTURES AND
                                                                               34420                     EQUIPMENT

                                              UNIBANK A/S                  AMENDMENT OF                  INVENTORY EXCLUDED
                                                                               34420

                                              GENERAL ELECTRIC CAPITAL         38769         12-21-92    GENERAL
                                              CORP.

                                              GENERAL ELECTRIC CAPITAL     AMENDMENT OF                  CERTAIN COLLATERAL
                                              CORP.                            38769                     EXCLUDED


                         ADAMS COUNTY,        PRIVATBANKEN A/S                 1556          09-02-87    CERTAIN LAND,
                         PENNSYLVANIA,                                                                   FIXTURES AND
                         RECORDER                                                                        EQUIPMENT

                                              UNIBANK A/S                  ASSIGNMENT OF     02-05-91    CERTAIN LAND,
                                                                               1556                      FIXTURES AND
                                                                                                         EQUIPMENT

                                              UNIBANK A/S                  AMENDMENT OF      01-21-92    (DEBTOR NAME CHANGE)
                                                                               1556

                                              UNIBANK A/S                      2069          04-10-92    CERTAIN LAND,
                                                                          CONTINUATION OF                FIXTURES AND
                                                                               1556                      EQUIPMENT

                                              UNIBANK A/S                  AMENDMENT OF                  INVENTORY EXCLUDED
                                                                               1556

                                SCHEDULE 7.01(g)
                                       TO
             CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT (cont'd)


                                     LIENS


       DEBTOR            JURISDICTION         CREDITOR OR ASSIGNEE          FILE NUMBER     FILING DATE  COLLATERAL
       ------            ------------         --------------------          -----------     -----------  ----------
                         YORK COUNTY,         PRIVATBANKEN A/S            87-ST-03393-01     09-31-87    CERTAIN LAND,
                         PENNSYLVANIA,                                                                   FIXTURES AND
                         PROTHONOTARY                                                                    EQUIPMENT

                                              UNIBANK A/S                  ASSIGNMENT OF     02-05-91    CERTAIN LAND,
                                                                          87-ST-03393-01                 FIXTURES AND
                                                                                                         EQUIPMENT

                                              UNIBANK A/S                  AMENDMENT OF      01-21-92    (DEBTOR NAME CHANGE)
                                                                          87-ST-03393-01

                                              UNIBANK A/S                 92-ST-00834-02     03-30-92    CERTAIN LAND,
                                                                          CONTINUATION OF                FIXTURES AND
                                                                          87-ST-03393-01                 EQUIPMENT

                                              UNIBANK A/S                  AMENDMENT OF                  INVENTORY EXCLUDED
                                                                          87-ST-03393-01

                                              SUSQUEBANC LEASE CO.        92-ST-02314-01     08-14-92    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              SUSQUEBANC LEASE CO.        92-ST-02592-01     09-15-92    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              SIEMENS CREDIT CORP.        92-ST-03050-01     10-26-92    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              GENERAL ELECTRIC CAPITAL    92-ST-03591-01     12-21-92    GENERAL
                                              CORPORATION

                                              GENERAL ELECTRIC CAPITAL     AMENDMENT OF                  CERTAIN COLLATERAL
                                              CORP.                       92-ST-03591-01                 EXCLUDED



       BRAWN OF          CALIFORNIA           NELCO, LTD.                    90130703        05-21-90    CERTAIN LEASED
       CALIFORNIA, INC.                                                                                  EQUIPMENT

                                              CRESTAR BANK                 ASSIGNMENT OF     06-15-92    CERTAIN LEASED
                                                                             90130703                    EQUIPMENT

                                              NELCO, LTD.                    90163334        06-26-90    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              CRESTAR BANK                 ASSIGNMENT OF     07-12-91    CERTAIN LEASED
                                                                             90163334                    EQUIPMENT

                                              NELCO, LTD.                    90290316        11-30-90    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                    91061055        03-21-90    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              NELCO, LTD.                    91200887        09-16-91    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                              GENERAL ELECTRIC CAPITAL       92264626        12-17-92    GENERAL
                                              CORPORATION

                                SCHEDULE 7.01(g)
                                       TO
             CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT (cont'd)


                                     LIENS


       DEBTOR            JURISDICTION         CREDITOR OR ASSIGNEE          FILE NUMBER     FILING DATE  COLLATERAL
       ------            ------------         --------------------          -----------     -----------  ----------
                                              GENERAL ELECTRIC CAPITAL     AMENDMENT OF                  CERTAIN COLLATERAL
                                              CORP.                          92264626                    EXCLUDED

                                              XEROX CORPORATION              94021406        02-02-94    CERTAIN LEASED
                                                                                                         EQUIPMENT


                         NEVADA               GENERAL ELECTRIC CAPITAL        9211672                    GENERAL
                                              CORP.

                                              GENERAL ELECTRIC CAPITAL     AMENDMENT OF                  CERTAIN COLLATERAL
                                              CORP.                           9211672                    EXCLUDED



                         NEW JERSEY           GENERAL ELECTRIC CAPITAL        1487737        12-17-92    GENERAL
                                              CORPORATION

                                              GENERAL ELECTRIC CAPITAL     AMENDMENT OF                  CERTAIN COLLATERAL
                                              CORP.                           1487737                    EXCLUDED


                         PENNSYLVANIA         GENERAL ELECTRIC CAPITAL       21470321        12-17-92    GENERAL
                                              CORPORATION

                                              GENERAL ELECTRIC CAPITAL     AMENDMENT OF                  CERTAIN COLLATERAL
                                              CORP.                          21470321                    EXCLUDED


                         ADAMS COUNTY,        GENERAL ELECTRIC CAPITAL        38-771         12-21-92    GENERAL
                         PENNSYLVANIA,        CORPORATION
                         PROTHONOTARY

                                              GENERAL ELECTRIC CAPITAL     AMENDMENT OF                  CERTAIN COLLATERAL
                                              CORP.                           38-771                     EXCLUDED



                         YORK COUNTY,         GENERAL ELECTRIC CAPITAL    92-ST-03590-01     12-21-92    GENERAL
                         PENNSYLVANIA,        CORPORATION
                         PROTHONOTARY

                                              GENERAL ELECTRIC CAPITAL     AMENDMENT OF                  CERTAIN COLLATERAL
                                              CORP.                       92-ST-03590-01                 EXCLUDED



                         NEW JERSEY           CITICORP N.A., INC.             1347285        07-05-90    CERTAIN EQUIPMENT


                         NEW YORK             CITICORP N.A., INC.             117634         06-04-90    CERTAIN EQUIPMENT



                         NEW YORK COUNTY      CITICORP N.A., INC.            90PN27522       06-05-90    CERTAIN EQUIPMENT

                                SCHEDULE 7.01(g)
                                       TO
             CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT (cont'd)


                                     LIENS


       DEBTOR            JURISDICTION         CREDITOR OR ASSIGNEE          FILE NUMBER     FILING DATE  COLLATERAL
       ------            ------------         --------------------          -----------     -----------  ----------
                         ILLINOIS             FIRST UNITED LEASING            2548886        03-17-89    CERTAIN LEASED
                                                                                                         EQUIPMENT

                                SCHEDULE 7.01(g)
                                       TO
             CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT (cont'd)


            LIENS ON ASSETS OF GUMP'S BY MAIL, INC. AND GUMP'S CORP.


     JURISDICTION     DEBTOR NAME    CREDITOR OR ASSIGNEE         FILE NUMBER    FILING DATE   COLLATERAL
     ------------     -----------    --------------------         -----------    -----------   ----------
     Texas            Gump's Inc.    Dataserv Equipment, Inc.     88-00140374      06-16-88    certain leased
                                                                                               equipment

                      Gump's Inc.    Dataserv Financial           91-50156196      09-30-91    certain leased
                                     Services, Inc.              assignment of                 equipment
                                                                  88-00140374

                      Gump's Inc.    Dataserv Equipment, Inc.     88-00149298      06-24-88    certain leased
                                                                                               equipment

                      Gump's Inc.    Dataserv Equipment, Inc.     88-00195427      08-22-88    certain leased
                                                                                               equipment

                      Gump's Inc.    Dataserv Equipment, Inc.     88-00195428      08-22-88    certain leased
                                                                                               equipment

                      Gump's Inc.    Dataserv Equipment, Inc.     88-00258211      11-09-88    certain leased
                                                                                               equipment

                      Gump's Inc.    Dataserv Financial           91-50156197      09-30-91    certain leased
                                     Services, Inc.              assignment of                 equipment
                                                                  88-00258211

                      Gump's Inc.    JLA Credit Corp.             91-00115314      06-13-91    certain leased
                                                                                               equipment

                         Gumps       Pitney Bowes Credit          88-00260326      11-09-88    certain leased
                                     Corporation                                               equipment

                         Gumps       Pitney Bowes Credit          88-00288038      12-19-88    certain leased
                                     Corporation                                               equipment


     California       Gump's Inc.    Dataserv Equipment, Inc.      88137342        06-16-88    certain leased
                                                                                               equipment

                     Gump's, Inc.    Dataserv Financial          assignment of     10-01-91    certain leased
                                     Services, Inc.                88137342                    equipment

                      Gump's Inc.    Dataserv Equipment, Inc.      88138313        06-17-88    certain leased
                                                                                               equipment

                      Gump's Inc.    Dataserv Financial          assignment of     10-01-91    certain leased
                                     Services, Inc.                88138313                    equipment

                      Gump's Inc.    Dataserv Equipment, Inc.      88206978        08-29-88    certain leased
                                                                                               equipment

                      Gump's Inc.    Smith-Gardner &               93192895        09-21-93    certain leased
                                     Associates                                                equipment

                      Gump's Inc.    General Electric Capital      93140261        07-12-93    general
                                     Corp.

                      Gump's Inc.    Dataserv Equipment, Inc.      88206979        08-29-88    certain leased
                                                                                               equipment

                         Gumps       SENSORMATIC ELECTRONICS       91241814        11-12-91    certain equipment
                                     CORP.


                                SCHEDULE 7.01(g)
                                       TO
             CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT (cont'd)


                        LIENS ON ASSETS OF TWEEDS, INC.


       JURISDICTION         CREDITOR OR ASSIGNEE            FILE NUMBER       FILING DATE   COLLATERAL
       ------------         --------------------            -----------       -----------   ----------
       NEW JERSEY           COPELCO CREDIT CORP.              1291999          09-15-89     CERTAIN LEASED
                                                                                            EQUIPMENT

                            PRIME COMPUTER, INC.              1292590          09-19-89     CERTAIN LEASED
                                                                                            EQUIPMENT

                            CHASE MANHATTAN SERVICE        ASSIGNMENT OF       11-21-89     CERTAIN LEASED
                            CORPORATION                       1292590                       EQUIPMENT

                            ELLCO LEASING CORPORATION         1313034          01-04-90     CERTAIN LEASED
                                                                                            EQUIPMENT

                            ELLCO LEASING CORPORATION         1315531          01-17-90     CERTAIN LEASED
                                                                                            EQUIPMENT

                            BELLSOUTH COMMUNICATION           1328582          03-27-90     CERTAIN EQUIPMENT
                            SYSTEMS, INC.

                            BELLSOUTH FINANCIAL            ASSIGNMENT OF       05-11-93     CERTAIN EQUIPMENT
                            SERVICES CORPORATION              1328582

                            AMERICAN COMPUTER GROUP,          1360535          09-12-90     CERTAIN LEASED
                            INC.                                                            EQUIPMENT

                            EATON FINANCIAL                   1425359          11-07-91     CERTAIN LEASED
                            CORPORATION                                                     EQUIPMENT

                            GENERAL ELECTRIC CAPITAL          1463710          07-08-92     CERTAIN LEASED
                            CORPORATION                                                     EQUIPMENT



       BERGEN COUNTY, NEW   BELLSOUTH COMMUNICATIONS          001399           03-21-90     CERTAIN EQUIPMENT
       JERSEY               SYSTEMS, INC.

                            BELLSOUTH FINANCIAL               084703           06-18-93     CERTAIN EQUIPMENT
                            SERVICES CORPORATION           ASSIGNMENT OF
                                                              001399

                            AMERICAN COMPUTER GROUP,          004300           09-11-90     CERTAIN LEASED
                            INC.                                                            EQUIPMENT


       VIRGINIA             SOVRAN LEASING                   890110404         01-04-89     CERTAIN LEASED
                            CORPORATION                                                     EQUIPMENT

                            SOVRAN LEASING                 AMENDMENT OF        02-14-89     CERTAIN LEASED
                            CORPORATION                      890110404                      EQUIPMENT

                            ADVANTA LEASING CORP.                              04-25-89     CERTAIN LEASED
                                                                                            EQUIPMENT

                            PRIME COMPUTER, INC.             891110822         11-03-89     CERTAIN LEASED
                                                                                            EQUIPMENT

                            ELLCO LEASING CORPORATION        900110068         01-02-90     CERTAIN LEASED
                                                                                            EQUIPMENT

                                SCHEDULE 7.01(g)
                                       TO
             CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT (cont'd)


                        LIENS ON ASSETS OF TWEEDS, INC.


       JURISDICTION         CREDITOR OR ASSIGNEE            FILE NUMBER       FILING DATE   COLLATERAL
       ------------         --------------------            -----------       -----------   ----------
                            ELLCO LEASING CORPORATION        900120655         01-17-90     CERTAIN LEASED
                                                                                            EQUIPMENT

                            FIRST FIDELITY BANK, N.A.        900132264         01-31-90     CERTAIN LAND, FIXTURES
                                                                                            AND EQUIPMENT

                            AMERICAN COMPUTER GROUP,         900911468         09-07-90     CERTAIN LEASED
                            INC.                                                            EQUIPMENT

                            BELLSOUTH COMMUNICATION          901031597         10-29-90     CERTAIN EQUIPMENT
                            SYSTEMS, INC.

                            BELLSOUTH COMMUNICATIONS         901210601         12-04-90     CERTAIN EQUIPMENT
                            SYSTEMS, INC.

                            CHASE MANHATTAN LEASING          910131125                      CERTAIN EQUIPMENT
                            CO. INC.

                            ADVANTA LEASING CORP.            910210953         02-05-91     CERTAIN EQUIPMENT

                            AMERICAN COMPUTER GROUP,         910310456         03-04-91     CERTAIN LEASED
                            INC.                                                            EQUIPMENT

                            RAYMOND LEASING CORP.            910511475                      CERTAIN EQUIPMENT

                            RAYMOND LEASING CORP.            910511476                      CERTAIN EQUIPMENT

                            ADVANTA LEASING CORP.            910511645                      CERTAIN LEASED
                                                                                            EQUIPMENT

                            W & H SYSTEMS, INC.              910630265         06-21-91     CERTAIN EQUIPMENT

                            PITNEY BOWES CREDIT CORP.        910811555                      CERTAIN LEASED
                                                                                            EQUIPMENT

                            ADVANTA LEASING CORP.            911121463         11-18-91     CERTAIN LEASED
                                                                                            EQUIPMENT


       BOTETOURT COUNTY,    FIRST FIDELITY BANK, N.A.          90-26           01-31-90     CERTAIN LAND, FIXTURES
       VIRGINIA                                                                             AND EQUIPMENT

                            SOVRAN BANK, N.A.                 91-185           05-29-91     GENERAL



       CITY OF ROANOKE,     AMERICAN COMPUTER GROUP,          076338           09-07-90     CERTAIN LEASED
       VIRGINIA             INC.                                                            EQUIPMENT

                            BELLSOUTH COMMUNICATION           076555           10-25-90     CERTAIN EQUIPMENT
                            SYSTEMS, INC

                            BELLSOUTH FINANCIAL               081551           07-09-93     CERTAIN EQUIPMENT
                            SERVICES CORPORATION           ASSIGNMENT OF
                                                              076555

                            AMERICAN COMPUTER GROUP,          077211           03-04-91     CERTAIN LEASED
                            INC.                                                            EQUIPMENT


                                SCHEDULE 7.01(g)
                                       TO
             CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT (cont'd)


                        LIENS ON ASSETS OF TWEEDS, INC.


       JURISDICTION         CREDITOR OR ASSIGNEE            FILE NUMBER       FILING DATE   COLLATERAL
       ------------         --------------------            -----------       -----------   ----------
                            ADVANTA LEASING CORP.             077603           05-13-91     CERTAIN LEASED
                                                                                            EQUIPMENT

                            ADVANTA LEASING CORP.             078599           11-22-91     CERTAIN LEASED
                                                                                            EQUIPMENT

                            MIDLANTIC NATIONAL BANK           078734           12-18-91     PROPERTY OBTAINED WITH
                                                                                            LETTERS OF CREDIT

                            VESCO MHE INC                     083748           09-26-94     CERTAIN LEASED
                                                                                            EQUIPMENT

                            BELLSOUTH FINANCIAL               082544           01-26-94     CERTAIN LEASED
                            SERVICES CORPORATION                                            EQUIPMENT


                                SCHEDULE 7.01(h)
                                       TO
                 CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT



                                  TAX MATTERS



                                      None

                                SCHEDULE 7.01(j)
                                       TO
                 CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT



 MATERIAL PENDING OR THREATENDED LITIGATION AGAINST BORROWER OR ANY SUBSIDIARY


                                     DATE                                AMOUNT
 DESCRIPTION                       INITIATED          COURT             OF CLAIM      NATURE OF CLAIM        STATUS
 -----------                       ---------          -----             --------      ---------------        ------

 Veronica Zucker and others      September, 1994    U.S.D. Ct.             --         Claims under           Complaint Filed
 similarly situated v. Hanover                      D.N.J.                            Securities Act for
 Direct, Inc.                                                                         materials
                                                                                      misrepresentation/
                                                                                      omission in
                                                                                      Registration
                                                                                      Statement and sale
                                                                                      of securities


                                SCHEDULE 7.01(m)
                                       TO
                 CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT



                                 PATENTS, ETC.



                                      None

                                SCHEDULE 7.01(o)
                                       TO
                 CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT



                                    CONSENTS



                                      None

                                SCHEDULE 7.01(r)
                                       TO
                 CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT



                              HAZARDOUS MATERIALS



                                      None

PROPERTY & CASUALTY
INSURANCE PROGRAMS                                      INSURANCE SCHEDULE                                                  10/07/94

GUMP'S BY MAIL
-------------------------

      COVERAGE             DEDUCTIBLE  POLICY LIMIT  POLICY PERIOD       POLICY #            CARRIER          COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
GEN'L LIAB-PRIMARY             NIL      $1,000,000     6/5/94-95     TJGLSA-23012999TR 94    TRAVELERS      DISCOUNTED GUARANTEED
                                                                                              INS. CO.      COST PRGM. INCLUDES LOSS
                                                                                                            CNTRL. & CLMS. HNDLNG.

AUTO LIABILITY                 NIL      $1,000,000     6/5/94-95     TUCAP-230T2975TIL94     TRAVELERS      DISCOUNTED GUARANTEED
                                                                     TEECAP-230T29871RI94     INS. CO.      COST PRGM. INCLUDES LOSS
                                                                                                            CNTRL. & CLMS. HNDLG.
                                                                                                            $5,000 COMP./COLL.
                                                                                                            DEDUCT.

WORKER'S COMPENSATION          NIL      $1,000,000     6/5/94-95      TJUB-230T296-3-94      TRAVELERS      DISCOUNTED GUARANTEED
                                                                     TRLJUB-230T301-9-94      INS. CO.      COST PRGM. INCLUDES LOSS
                                                                                                            CNTRL. & CLMS. HNDLG.

FOREIGN LIABILITY              NIL      $1,000,000     7/12/93-94        PHF 016461            CIGNA        FOREIGN LIAB. PKG.

UMBRELLA LIABILITY             N/A     $100,000,000    6/5/94-95           VARIOUS            VARIOUS       $10,000 PER OCC.
                                            XS                                                              DEDUCTIBLE IF PRIMARY
                                        $1,000,000                                                          POLICY EXHAUSTED PRIOR
                                                                                                            YEAR LIMITS $50MM

PROPERTY                    $25,000    $229,000,000    1/1/94-95          730101 94          PROTECTION     $50,000 DED. FLOOD/EARTH
                                         BLANKET                                               MUTUAL       MOVEMENT

BOILER & MACHINERY           $5,000      see prop.      1/1/94-95             N/A             PROTECTION
                                                                                               MUTUAL

DIRECTORS & OFFICERS       $350,000     $10,000,000    6/1/94-95          443-10-09          NAT'L UNION    7/12/93 RETRO DATE
                                                                                            FIRE INS. CO    CLAIMS MADE & REPORTED,
                                                                                                            HDI CNSL. PRGRM.

FIDUCIARY LIABILITY         $15,000     $5,000,000    11/11/93-94         4420905            NAT'L UNION    CLAIMS MADE & REPORTED
                                                                                            FIRE INS. CO    DURING POLICY PERIOD

KIDNAP/RANSOM/EXTORTION        NIL      $5,000,000    11/11/92-95        80172003            NAT'L UNION    (KRE), HDI CNSL. PRGM.
                                                                                            FIRE INS. CO

TRAVEL ACCIDENT                NIL      $3,000,000     4/4/93-94         ABL660750           LIFE INS. CO   CLASS I & II - 500,000
                                                                                            OF N. AMERICA   CLASS III & IV - 250,000
                                                                                                            HDI CNSL. PRGM.

OCEAN MARINE CARGO          $10,000     $20,000,000   11/15/93-94         388????           ST. PAUL T&M    ANNUAL DEPOSIT PREMIUM
                                                                         OCC710537          CONTINENTAL     INC. EXHIBITIONS &
                                                                                                            SPECIAL TRANSIT

CRIME                       $25,000     $5,000,000    7/12/94-95        CBB73010294         PROTECTION      EMPLOYEE DISHONESTY,
                                                                                              MUTUAL        THEFT, DESTRUCTION,
                                                                                                            COMPUTER & FUNDS
                                                                                                            TRANSFER FRAUD

AVIATION LIABILITY             NIL      $25,000,000  12/9/93-1/1/95     SO 0269088             CIGNA        NON OWNED, CHARTERED
                                                                                                            AIRCRAFT USE LIABILITY
------------------------------------------------------------------------------------------------------------------------------------


It is the policy of Hanover Direct to utilize insurers rated A - IX or better by A.M. Best with equivalent ratings from similar services such as Moodys or Standard & Poors.

PROPERTY & CASUALTY
INSURANCE PROGRAMS                                      INSURANCE SCHEDULE                                                  10/07/94

GUMP'S CORP.
-------------------------

      COVERAGE             DEDUCTIBLE  POLICY LIMIT  POLICY PERIOD       POLICY #            CARRIER          COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
GEN'L LIAB-PRIMARY             NIL      $1,000,000     6/5/94-95     TJGLSA-230T2999IL94     TRAVELERS      DISCOUNTED GUARANTEED
                                                                                              INS. CO.      COST PRGM. INCLUDES LOSS
                                                                                                            CNTRL. & CLMS. HNDLNG.

AUTO LIABILITY                 NIL      $1,000,000     6/5/94-95     TJCAP-230T2975TIL94     TRAVELERS      DISCOUNTED GUARANTEED
                                                                     TEECAP-230T29871RI94     INS. CO.      COST PRGM. INCLUDES LOSS
                                                                                                            CNTRL. & CLMS. HNDLG.
                                                                                                            $5,000 COMP./COLL.
                                                                                                            DEDUCT.

WORKER'S COMPENSATION          NIL      $1,000,000     6/5/94-95      TJUB-230T296-3-94      TRAVELERS      DISCOUNTED GUARANTEED
                                                                     TRLJUB-230T301-9-94      INS. CO.      COST PRGM. INCLUDES LOSS
                                                                                                            CNTRL. & CLMS. HNDLG.

FOREIGN LIABILITY              NIL      $1,000,000     7/12/93-94        PHF 016461            CIGNA        FOREIGN LIAB. PKG.

UMBRELLA LIABILITY             N/A     $100,000,000    6/5/94-95           VARIOUS            VARIOUS       $10,000 PER OCC.
                                            XS                                                              DEDUCTIBLE IF PRIMARY
                                        $1,000,000                                                          POLICY EXHAUSTED PRIOR
                                                                                                            YEAR LIMITS $50MM

PROPERTY                    $25,000    $229,000,000    1/1/94-95          730101-94          PROTECTION     $50,000 DED. FLOOD/EARTH
                                         BLANKET                                               MUTUAL       MOVEMENT

BOILER & MACHINERY           $5,000      see prop.     1/1/94-95             N.A.             PROTECTION
                                                                                               MUTUAL

DIRECTORS & OFFICERS       $350,000     $10,000,000    6/1/94-95          443-10-09          NAT'L UNION    7/12/93 RETRO DATE
                                                                                            FIRE INS. CO    CLAIMS MADE & REPORTED,
                                                                                                            HDI CNSL. PRGRM.

FIDUCIARY LIABILITY         $15,000     $5,000,000    11/11/93-94         4420905            NAT'L UNION    CLAIMS MADE & REPORTED
                                                                                            FIRE INS. CO    DURING POLICY PERIOD

KIDNAP/RANSOM/EXTORTION        NIL      $5,000,000    11/11/92-93        80-172003            NAT'L UNION    (KRE), HDI CNSL. PRGM.
                                                                                            FIRE INS. CO

TRAVEL ACCIDENT                NIL      $3,000,000     4/4/93-94         ABL660750           LIFE INS. CO   CLASS I & II - 500,000
                                                                                            OF N. AMERICA   CLASS III & IV - 250,000
                                                                                                            HDI CNSL. PRGM.

OCEAN MARINE CARGO          $10,000     $20,000,000   11/15/93-94        388 JM0945          ST. PAUL T&M    ANNUAL DEPOSIT PREMIUM
                                                                         OCC 710537          CONTINENTAL     INC. EXHIBITIONS &
                                                                                                            SPECIAL TRANSIT

CRIME                       $25,000     $5,000,000    7/12/94-95        CBB73010294         PROTECTION      EMPLOYEE DISHONESTY,
                                                                                              MUTUAL        THEFT, DESTRUCTION,
                                                                                                            COMPUTER & FUNDS
                                                                                                            TRANSFER FRAUD

AVIATION LIABILITY             NIL      $25,000,000  12/9/93-1/1/95     SO 0269088             CIGNA        NON OWNED, CHARTERED
                                                                                                            AIRCRAFT USE LIABILITY
------------------------------------------------------------------------------------------------------------------------------------


It is the policy of Hanover Direct to utilize insurers rated A - IX or better by A.M. Best with equivalent ratings from similar services such as Moodys or Standard & Poors.

PROPERTY & CASUALTY
INSURANCE PROGRAMS                                      INSURANCE SCHEDULE                                                  10/07/94

THE COMPANY STORE
-------------------------

      COVERAGE             DEDUCTIBLE  POLICY LIMIT  POLICY PERIOD       POLICY #            CARRIER          COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
GEN'L LIAB-PRIMARY             NIL      $1,000,000     6/5/94-95     TJGLSA-230T2999TIL94    TRAVELERS      DISCOUNTED GUARANTEED
                                                                                              INS. CO.      COST PRGM. INCLUDES LOSS
                                                                                                            CNTRL. & CLMS. HNDLNG.

AUTO LIABILITY                 NIL      $1,000,000     6/5/94-95     TJCAP-230T2975TIL94     TRAVELERS      DISCOUNTED GUARANTEED
                                                                     TEECAP-230T29871RI94     INS. CO.      COST PRGM. INCLUDES LOSS
                                                                                                            CNTRL. & CLMS. HNDLG.
                                                                                                            $5,000 COMP./COLL.
                                                                                                            DEDUCT.

WORKER'S COMPENSATION          NIL      $1,000,000     6/5/94-95      TJUB-230T296-3-94      TRAVELERS      DISCOUNTED GUARANTEED
                                                                     TRLJUB-230T301-9-94      INS. CO.      COST PRGM. INCLUDES LOSS
                                                                                                            CNTRL. & CLMS. HNDLG.

UMBRELLA LIABILITY             N/A     $100,000,000    6/5/94-95           VARIOUS            VARIOUS       $10,000 PER OCC.
                                            XS                                                              DEDUCTIBLE IF PRIMARY
                                        $1,000,000                                                          POLICY EXHAUSTED PRIOR
                                                                                                            YEAR LIMITS $50MM

PROPERTY                    $25,000    $229,000,000    1/1/94-95          730101-94          PROTECTION     $250,000 FLOOD DED. @
                                         BLANKET                                               MUTUAL       500 PARK PLAZA, HDI
                                                                                                            CNSL. PRGM.

BOILER & MACHINERY           $5,000      see prop.     1/1/94-95             N.A.            PROTECTION     3 LOCATIONS, HDI. CNSL.
                                                                                                            PRGM.

DIRECTORS & OFFICERS       $350,000     $10,000,000    6/1/94-95          443-10-09          NAT'L UNION    6/23/93 RETRO DATE
                                                                                            FIRE INS. CO    CLAIMS MADE & REP.
                                                                                                            DURING POLICY PERIOD,
                                                                                                            HDI CNSL. PRGRM.

FIDUCIARY LIABILITY         $15,000     $5,000,000    11/11/93-94         4420905            NAT'L UNION    CLAIMS MADE & REPORTED
                                                                                            FIRE INS. CO    DURING POLICY PERIOD

KIDNAP/RANSOM/EXTORTION        NIL      $5,000,000    11/11/92-95        80-172003           NAT'L UNION    (KRE), HDI CNSL. PRGM.
                                                                                            FIRE INS. CO

TRAVEL ACCIDENT                NIL      $3,000,000     4/4/93-94         ABL660750           LIFE INS. CO   CLASS I & II - 500,000
                                                                                            OF N. AMERICA   CLASS III & IV - 250,000
                                                                                                            HDI CNSL. PRGM.

OCEAN MARINE CARGO             NIL       $1,000,000   11/30/93-94        146018449          ATLANTIC        EST. ANNUAL PREM. $850
                                                                                             MUTUAL         MIN. DEPOSIT RECON.
                                                                                                            EVERY 6 MONTHS, HDI
                                                                                                            CNSL. PRGM.

CRIME                       $25,000     $5,000,000     7/12/94-95        CBB73010294         PROTECTION     EMPLOYEE DISHONESTY,
                                                                                              MUTUAL        THEFT, DESTRUCTION,
                                                                                                            COMPUTER & FUNDS
                                                                                                            TRANSFER FRAUD

AVIATION LIABILITY             NIL      $25,000,000   12/9/93-1/1/95     SO 0269088             CIGNA       NON OWNED, CHARTERED
                                                                                                            AIRCRAFT USE LIABILITY
------------------------------------------------------------------------------------------------------------------------------------


It is the policy of Hanover Direct to utilize insurers rated A - IX or better by A.M. Best with equivalent ratings from similar services such as Moodys or Standard & Poors.

TWEEDS, INC.
-------------------------

      COVERAGE             DEDUCTIBLE  POLICY LIMIT  POLICY PERIOD       POLICY #            CARRIER          COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
GEN'L LIAB-PRIMARY             NIL      $1,000,000     6/5/94-95     TJGLSA-230T2999TIL94    TRAVELERS      DISCOUNTED GUARANTEED
                                                                                              INS. CO.      COST PRGM. INCLUDES LOSS
                                                                                                            CNTRL. & CLMS. HNDLNG.

AUTO LIABILITY                 NIL      $1,000,000     6/5/94-95     TJCAP-230T2975TIL94     TRAVELERS      DISCOUNTED GUARANTEED
                                                                     TEECAP-230T29871RI94     INS. CO.      COST PRGM. INCLUDES LOSS
                                                                                                            CNTRL. & CLMS. HNDLG.
                                                                                                            $5,000 COMP./COLL.
                                                                                                            DEDUCT.

WORKER'S COMPENSATION          NIL      $1,000,000     6/5/94-95      TJUB-230T296-3-94      TRAVELERS      DISCOUNTED GUARANTEED
                                                                     TRLJUB-230T301-9-94      INS. CO.      COST PRGM. INCLUDES LOSS
                                                                                                            CNTRL. & CLMS. HNDLG.

FOREIGN LIABILITY              NIL      $1,000,000    10/18/93-94          3182836          CHUBB/GREAT
                                                                                            NORTHERN INS.

UMBRELLA LIABILITY             N/A     $100,000,000    6/5/94-95           VARIOUS            VARIOUS       $10,000 PER OCC.
                                            XS                                                              DEDUCTIBLE IF PRIMARY
                                        $1,000,000                                                          POLICY EXHAUSTED PRIOR
                                                                                                            YEAR LIMITS $50MM

PROPERTY                     $5,000     $26,900,000   10/18/93-94         82411280          NORTHBROOK      STOCK VALUED @ RETAIL
                                         BLANKET                                             INS. CO.       OTHER VALUES @
                                                                                                            REPLACEMENT

BOILER & MACHINERY           $1,000      $5,000,000   10/18/93-94        3XM049622             KEMPER       COMP. INCLUDING
                                                                                                            PRODUCTION & PUBLIC
                                                                                                            UTILITY EQUIP.

DIRECTORS & OFFICERS       $350,000     $10,000,000    6/1/94-95          443-10-09          NAT'L UNION    HDIMP. 10/1/93 RETRO.
                                                                                            FIRE INS. CO    DATE CLAIMS MADE &
                                                                                                            REPORTED

FIDUCIARY LIABILITY         $15,000     $5,000,000    11/11/93-94         4420905            NAT'L UNION    CLAIMS MADE & REPORTED
                                                                                            FIRE INS. CO    DURING POLICY PERIOD

KIDNAP/RANSOM/EXTORTION        NIL      $5,000,000    11/11/92-95        80-172003           NAT'L UNION    (KRE), HDI CNSL. PRGM.
                                                                                            FIRE INS. CO

TRAVEL ACCIDENT                NIL      $3,000,000     4/4/93-94         ABL660750           LIFE INS. CO   CLASS I & II - 500,000
                                                                                            OF N. AMERICA   CLASS III & IV - 250,000
                                                                                                            HDI CNSL. PRGM.

OCEAN MARINE CARGO             NIL       $1,000,000   11/30/93-94        146018449            ATLANTIC      EST. ANNUAL PREM. $1050
                                                                                               MUTUAL       MIN DEPOSIT RECON. EVERY
                                                                                                            6 MONTHS, HDI CNSL.
                                                                                                            PRGM.

CRIME                       $25,000     $5,000,000    7/12/94-95        CBB73010294         PROTECTION      EMPLOYEE DISHONESTY,
                                                                                              MUTUAL        THEFT, DESTRUCTION,
                                                                                                            COMPUTER & FUNDS
                                                                                                            TRANSFER FRAUD

AVIATION LIABILITY             NIL      $25,000,000  12/9/93-1/1/95     SO 0269088             CIGNA        NON OWNED, CHARTERED
                                                                                                            AIRCRAFT USE LIABILITY

SPECIAL TRANSIT             $1,000         $300,000   8/23/93-8/1/94     647-63-64         CHUBB/FEDERAL    SPECIAL ALL RISK  COV.
                                                                                              INS. CO.      FOR GOODS IN TRANSIT.

CUSTOMS IMPORT BOND            NIL         $100,000     9/3/93-94       46013010840931     U.S. FIDELITY    CUSTOMS IMPORTER BOND
                                                                                             & GUARANTY
------------------------------------------------------------------------------------------------------------------------------------


It is the policy of Hanover Direct to utilize insurers rated A - IX or better by A.M. Best with equivalent ratings from similar services such as Moodys or Standard & Poors.

                                SCHEDULE 9.03(i)
                                       TO
                 CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT


         EXISTING INDEBTEDNESS OF HANOVER DIRECT, INC. AND SUBSIDIARIES


                                                       Maximum Commitment
  Item                                                   or Outstanding                                             Final
  No.                    Description                    Principal Amount                     Obligor               Maturity
  ----                   -----------                   ------------------                    -------               --------

   1.     9.25% Senior Subordinated Notes due 1998        $ 14,000,000               Hanover (as successor to        1998
                                                                                     THC)

   2.     7 1/2% Convertible Subordinated Debentures      $    751,000               Hanover (as successor to        2007
          due 2007                                                                   H&H)

   3.     Reimbursement Agreement dated September         $  8,000,000               HDPI(2)                         2003
          1, 1987 in respect of Letter of Credit
          securing Littlestown Industrial
          Development Authority Variable Rate
          Demand Industrial Development Revenue
          Refunding Bonds, 1987 Series (Hanover
          House Industries, Inc. Project)

   4.     mortgage obligations (restaurant                $    229,000               H.H.B.K., Inc.                  demand
          related)

   5.     Account Purchase Agreement with                 $ 75,000,000               Hanover (as successor to        1995
          GECC(3)                                         maximum commitment         THC), HDPI, Brawn




  Item
  No.                    Description                                  Guarantor        Collateral
  ----                   -----------                                  ---------        ----------

   1.     9.25% Senior Subordinated Notes due 1998                  subsidiaries of       none
                                                                    of Hanover(1)

   2.     7 1/2% Convertible Subordinated Debentures                none                  none
          due 2007

   3.     Reimbursement Agreement dated September                   Hanover (as           Leasehold Mort-
          1, 1987 in respect of Letter of Credit                    successor to          gage and
          securing Littlestown Industrial                           H&H and THC),         Assignment of
          Development Authority Variable Rate                       Brawn                 Sublease on
          Demand Industrial Development Revenue                                           Principal
          Refunding Bonds, 1987 Series (Hanover                                           Fulfillment
          House Industries, Inc. Project)                                                 Center,
                                                                                          Hanover, PA

   4.     mortgage obligations (restaurant                          none                  none
          related)

   5.     Account Purchase Agreement with                           none                  receivables
          GECC(3)                                                                         created by
                                                                                          purchases made
                                                                                          with HDPI and
                                                                                          Brawn house
                                                                                          credit cards,
                                                                                          and reserve

--------------------------------------------------------------------------------

(1) Guarantor subsidiaries of Hanover are the following: Brawn of California, Inc., D.M. Advertising, Inc., Gump's by Mail, Inc., Gump's Holdings, Inc., Hanover Direct Pennsylvania, Inc., Hanover Direct Mail Marketing, Inc., Hanover List Management Inc., Hanover Syndication Corp., H.I.M. Inc., Leavitt Advertising Agency, Inc., Ring Response Ltd. and York Fulfillment Company, Inc.

(2)     "HDPI" means Hanover Direct Pennsylvania, Inc.

(3) Items 6 and 7 are listed here as a precaution only, as they constitute sales of receivables.

                                SCHEDULE 9.03(i)
                                       TO
                 CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT


         EXISTING INDEBTEDNESS OF HANOVER DIRECT, INC. AND SUBSIDIARIES

                                                     Maximum Commitment
 Item                                                 or Outstanding                                        Final
 No.             Description                         Principal Amount              Obligor                 Maturity
 ----            -----------                         ------------------            -------                 --------
  6.     Member Agreement with Litle &              (8,000,000 bank            HDPI                       April, 1994
         Company(4)                                 card and 2,600,000
                                                    non-bank card
                                                    sales records and
                                                    refunds; see
                                                    Schedule A of
                                                    Member Agreement)


  7.     Capital lease dated April 1, 1991 for      $ 2,094 per month          Hanover (as                N/A
         computer equipment from Nelco, Ltd.        for 60 months              successor to THC)

  8.     Capital lease dated September 1, 1991      $ 1,321 per month          Hanover (as                N/A
         for balers from Nelco, Ltd.                for 60 months              successor to THC)

  9.     Note payable dated December 1, 1991 for    $ 1,912 per month          Brawn                      N/A
         Brawn store leasehold improvements from    for 60 months
         Safe Partnership

 10.     6% mortgage note in favor of The State     $  2,800,000               TCS Factory                August, 1998
         of Wisconsin Investment Board



 11.     6% mortgage note in favor of Prudential    $    700,000               TCS Office                 August, 1998
         Interfunding Corp.


 12.     6% secured promissory note in favor of     $    733,333.33            TCSA-Delaware              October, 1994
         Prudential Interfunding Corp.


 Item
 No.             Description                            Guarantor               Collateral
 ----            -----------                            ---------               ----------
  6.     Member Agreement with Litle &                     none                  receivables
         Company(4)                                                              created by
                                                                                 purchases made
                                                                                 with certain
                                                                                 credit cards,
                                                                                 subject to
                                                                                 reserve
                                                                                 creation

  7.     Capital lease dated April 1, 1991 for             none                  none
         computer equipment from Nelco, Ltd.

  8.     Capital lease dated September 1, 1991             none                  none
         for balers from Nelco, Ltd.

  9.     Note payable dated December 1, 1991 for           none                  none
         Brawn store leasehold improvements from
         Safe Partnership

 10.     6% mortgage note in favor of The State            none                  factory
         of Wisconsin Investment Board                                           facility in La
                                                                                 Crosse,
                                                                                 Wisconsin

 11.     6% mortgage note in favor of Prudential           none                  office facility
         Interfunding Corp.                                                      in La Crosse,
                                                                                 Wisconsin

 12.     6% secured promissory note in favor of            none                  equipment of
         Prudential Interfunding Corp.                                           TCSA-Delaware


--------------------------------------------------------------------------------
(4) Items 6 and 7 are listed here as a precaution only, as they constitute sales of receivables.

                                SCHEDULE 9.03(i)
                                       TO
                 CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT


         EXISTING INDEBTEDNESS OF HANOVER DIRECT, INC. AND SUBSIDIARIES

                                                   Maximum Commitment
  Item                                               or Outstanding                                          Final
  No.              Description                      Principal Amount             Obligor                   Maturity
  ----             -----------                     ------------------            -------                   --------
  13.   6% secured promissory note in              $166,666.67                TCSA-Delaware              October, 1994
        favor of The State of Wisconsin
        Investment Board

  14.   Capital lease dated December 1989 for      $11,500 per month          Tweeds                     N/A
        computer equipment from G.E. Capital       for 60 months

  15.   Capital lease dated September 2, 1993      $66,524 per month          Hanover                    N/A
        for computer equipment from Hewlitt        for 48 months
        Packard


  Item
  No.              Description                       Guarantor                  Collateral
  -----            -----------                       ---------                  ----------
  13.   6% secured promissory note in                   none                  equipment of
        favor of The State of Wisconsin                                       TCSA-Delaware
        Investment Board

  14.   Capital lease dated December 1989 for           none                  none
        computer equipment from G.E. Capital

  15.   Capital lease dated September 2, 1993           none                  none
        for computer equipment from Hewlitt
        Packard


                               SCHEDULE 9.03(xi)
                                       TO
                 CREDIT FACILITIES AND REIMBURSEMENT AGREEMENT



                                 CAPITAL LEASES

                     New Computer & Communication Hardware
                     -------------------------------------


                  Macs                    3.6MM
                  Other Computer          2.3
                                          -----

                  Total Computer          5.9


                  Communication
                    Equipment             1.7
                                          -----

                  Total                   7.6MM
